UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-04118

Fidelity Securities Fund

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2020

Item 1.

Reports to Stockholders

Fidelity® OTC Portfolio

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® OTC Portfolio	35.79%	18.98%	19.66%
Class K	35.94%	19.10%	19.80%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® OTC Portfolio, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$60,179	Fidelity® OTC Portfolio
$53,433	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2020, the fund's Retail Class shares gained 35.79%, outperforming the 32.78% advance of the benchmark NASDAQ Composite Index. The primary contributor to performance versus the benchmark was security selection in information technology. An underweighting and stock picking in financials also boosted the fund's relative result. Adding further value was security selection in the communication services sector, especially within the media & entertainment industry. The fund's top individual relative contributor was an out-of-benchmark stake in Shopify (+225%). We reduced this position the past year. Also lifting performance was our lighter-than-benchmark stake in Intel, which returned -4%. We also decreased this holding the past 12 months. The fund's non-benchmark position in Meituan Dianping, a position not held at period end, gained roughly 205%. Conversely, the primary detractor from performance versus the benchmark was stock selection in consumer discretionary. Weak picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hindered performance. Also detracting from the fund's relative result was stock picking in the industrials sector, primarily within the transportation industry. The biggest individual relative detractor was an underweight position in PayPal (+73%). This period we reduced our PayPal stake. Also weighing on performance versus the benchmark was an outsized stake in Lyft (-45%), as well as an underweighting in Amazon.com (+69%). Nevertheless, the latter was among our largest holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Apple, Inc.	11.0
Microsoft Corp.	10.4
Amazon.com, Inc.	10.1
Alphabet, Inc. Class A	5.4
Facebook, Inc. Class A	5.1
Alphabet, Inc. Class C	2.3
Tesla, Inc.	2.1
NVIDIA Corp.	1.7
Reliance Industries Ltd.	1.7
Starbucks Corp.	1.5
51.3

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	39.2
Consumer Discretionary	22.4
Communication Services	19.4
Health Care	8.1
Industrials	2.7

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	98.5%
Convertible Securities	1.3%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 12.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value (000s)
COMMUNICATION SERVICES - 19.4%
Entertainment - 2.2%
Activision Blizzard, Inc.	2,877,771	$237,790
Electronic Arts, Inc. (a)	2,464	349
NetEase, Inc. ADR	58,256	26,706
Netflix, Inc. (a)	115,085	56,263
Take-Two Interactive Software, Inc. (a)	462,161	75,804
The Walt Disney Co.	914,605	106,954
Zynga, Inc. (a)	2,211,115	21,735
		525,601
Interactive Media & Services - 16.3%
58.com, Inc. ADR (a)	10,710	593
Alphabet, Inc.:
Class A (a)	858,394	1,277,247
Class C (a)	363,518	539,083
Eventbrite, Inc. (a)	23,904	204
Facebook, Inc. Class A (a)	4,844,534	1,228,913
InterActiveCorp (a)	183,727	24,329
Match Group, Inc. (a)(b)	1,392,591	143,019
Tencent Holdings Ltd. sponsored ADR	4,260,465	291,799
Twitter, Inc. (a)	6,444,186	234,568
Yandex NV Series A (a)	2,480,354	142,720
		3,882,475
Media - 0.6%
Charter Communications, Inc. Class A (a)(b)	263,908	153,067
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	774,677	83,185

TOTAL COMMUNICATION SERVICES		4,644,328

CONSUMER DISCRETIONARY - 21.8%
Automobiles - 2.1%
Tesla, Inc. (a)	351,063	502,287
Hotels, Restaurants & Leisure - 3.0%
Caesars Entertainment, Inc. (a)	606,566	18,834
Extended Stay America, Inc. unit	5,385,682	61,451
Hilton Worldwide Holdings, Inc.	1,285,279	96,460
Marriott International, Inc. Class A	2,192,670	183,801
Starbucks Corp.	4,712,314	360,633
		721,179
Household Durables - 0.9%
Lennar Corp. Class A	2,821,292	204,120
Internet & Direct Marketing Retail - 11.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	668,300	167,757
Amazon.com, Inc. (a)	764,142	2,418,265
Expedia, Inc.	802,244	64,990
MercadoLibre, Inc. (a)	28,601	32,165
The Booking Holdings, Inc. (a)	88,033	146,322
		2,829,499
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	1,900,267	177,390
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	74,623	14,029
Five Below, Inc. (a)	1,239,666	135,012
Lowe's Companies, Inc.	1,241,759	184,910
The Home Depot, Inc.	90,300	23,974
		357,925
Textiles, Apparel & Luxury Goods - 1.7%
Kontoor Brands, Inc.	6,173	118
lululemon athletica, Inc. (a)	1,059,329	344,907
LVMH Moet Hennessy Louis Vuitton SE	139,358	60,599
		405,624

TOTAL CONSUMER DISCRETIONARY		5,198,024

CONSUMER STAPLES - 2.1%
Beverages - 1.6%
Diageo PLC	3,403,546	124,538
Kweichow Moutai Co. Ltd. (A Shares)	113,175	27,229
Monster Beverage Corp. (a)	2,081,382	163,347
PepsiCo, Inc.	410,304	56,482
		371,596
Food & Staples Retailing - 0.4%
Costco Wholesale Corp.	330,411	107,559
Food Products - 0.1%
Lamb Weston Holdings, Inc.	169,100	10,160
Mondelez International, Inc.	331,970	18,421
		28,581

TOTAL CONSUMER STAPLES		507,736

ENERGY - 2.2%
Oil, Gas & Consumable Fuels - 2.2%
Cenovus Energy, Inc. (Canada)	175,291	780
Centennial Resource Development, Inc. Class A (a)	942,824	742
EOG Resources, Inc.	14,535	681
Reliance Industries Ltd.	14,972,173	413,094
Reliance Industries Ltd. (a)	998,144	15,685
Reliance Industries Ltd. sponsored GDR (c)	1,460,700	80,485
		511,467
FINANCIALS - 2.6%
Banks - 1.2%
Huntington Bancshares, Inc.	17,095,389	158,474
PacWest Bancorp	2,156,416	39,409
Signature Bank	841,811	86,311
		284,194
Capital Markets - 1.0%
CME Group, Inc.	200,834	33,375
London Stock Exchange Group PLC	745,836	82,384
S&P Global, Inc.	360,111	126,129
		241,888
Consumer Finance - 0.4%
Capital One Financial Corp.	1,641,141	104,705

TOTAL FINANCIALS		630,787

HEALTH CARE - 7.9%
Biotechnology - 4.1%
Agios Pharmaceuticals, Inc. (a)	289,443	13,118
Alexion Pharmaceuticals, Inc. (a)	1,080,638	110,755
Alnylam Pharmaceuticals, Inc. (a)	255,977	37,311
Amgen, Inc.	873,874	213,811
Arcutis Biotherapeutics, Inc. (a)	419,988	11,214
Ascendis Pharma A/S sponsored ADR (a)	139,452	19,190
ChemoCentryx, Inc. (a)	249,006	13,125
Chimerix, Inc. (a)	48,575	151
FibroGen, Inc. (a)	180,150	7,291
G1 Therapeutics, Inc. (a)	297,833	4,369
GenSight Biologics SA (a)(b)(c)	225,059	793
Global Blood Therapeutics, Inc. (a)	1,275,364	86,062
Intercept Pharmaceuticals, Inc. (a)	267,256	12,198
Ionis Pharmaceuticals, Inc. (a)	33,595	1,934
Neurocrine Biosciences, Inc. (a)	704,250	84,764
Regeneron Pharmaceuticals, Inc. (a)	306,541	193,755
Sarepta Therapeutics, Inc. (a)	193,470	29,702
Trevena, Inc. (a)(b)	473,057	1,097
Vertex Pharmaceuticals, Inc. (a)	359,753	97,853
Xencor, Inc. (a)	1,205,992	36,288
		974,781
Health Care Equipment & Supplies - 1.8%
DexCom, Inc. (a)	353,209	153,837
Insulet Corp. (a)	670,237	136,299
Intuitive Surgical, Inc. (a)	133,495	91,503
Masimo Corp. (a)	67,891	14,944
Neuronetics, Inc. (a)	40,923	109
Tandem Diabetes Care, Inc. (a)	203,215	21,228
		417,920
Health Care Providers & Services - 0.5%
Cigna Corp.	148,571	25,657
Humana, Inc.	239,667	94,057
		119,714
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	48,863	54
Life Sciences Tools & Services - 0.9%
10X Genomics, Inc. (a)	457,398	44,994
Bruker Corp.	2,432,402	108,534
Nanostring Technologies, Inc. (a)(d)	1,924,269	69,485
		223,013
Pharmaceuticals - 0.6%
AstraZeneca PLC:
(United Kingdom)	113,281	12,515
sponsored ADR	1,371,531	76,504
Elanco Animal Health, Inc. (a)	94,092	2,223
Roche Holding AG (participation certificate)	134,800	46,689
TherapeuticsMD, Inc. (a)(b)	362,690	671
		138,602

TOTAL HEALTH CARE		1,874,084

INDUSTRIALS - 2.6%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Class A (a)(e)(f)	203,488	54,942
Class C (e)(f)	7,092	1,915
		56,857
Airlines - 0.1%
Copa Holdings SA Class A	397,749	16,483
Wheels Up Partners Holdings LLC Series B(a)(e)(f)(g)	1,760,377	4,999
		21,482
Commercial Services & Supplies - 0.3%
Copart, Inc. (a)	438,111	40,854
Waste Connection, Inc. (United States)	362,100	37,068
		77,922
Industrial Conglomerates - 0.1%
Roper Technologies, Inc.	28,700	12,411
Professional Services - 0.4%
Verisk Analytics, Inc.	558,077	105,315
Road & Rail - 1.5%
CSX Corp.	1,199,623	85,581
Lyft, Inc. (a)	2,504,913	73,219
Rumo SA (a)	10,313,900	43,932
Uber Technologies, Inc. (a)	4,766,049	144,221
		346,953

TOTAL INDUSTRIALS		620,940

INFORMATION TECHNOLOGY - 38.8%
IT Services - 3.0%
Black Knight, Inc. (a)	391,509	29,332
Fidelity National Information Services, Inc.	412,165	60,304
Gartner, Inc. (a)	1,320,811	164,626
Genpact Ltd.	578,565	23,038
MasterCard, Inc. Class A	656,509	202,553
PayPal Holdings, Inc. (a)	831,324	162,998
Reply SpA	258,800	23,626
Shopify, Inc. Class A (a)	46,292	47,340
Visa, Inc. Class A	48,667	9,266
		723,083
Semiconductors & Semiconductor Equipment - 8.2%
Advanced Micro Devices, Inc. (a)	868,200	67,225
Analog Devices, Inc.	469,819	53,959
Applied Materials, Inc.	688,464	44,289
ASML Holding NV	344,813	121,967
Intel Corp.	73,828	3,524
Lam Research Corp.	213,797	80,636
Marvell Technology Group Ltd.	7,360,351	268,432
Micron Technology, Inc. (a)	2,945,371	147,431
NVIDIA Corp.	974,510	413,767
NXP Semiconductors NV	2,543,836	298,977
Qualcomm, Inc.	3,040,660	321,124
Skyworks Solutions, Inc.	98,830	14,388
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	1,405,891	110,911
		1,946,630
Software - 15.7%
Adobe, Inc. (a)	755,676	335,762
ANSYS, Inc. (a)	117,500	36,496
Aspen Technology, Inc. (a)	1,367,052	132,959
Atom Tickets LLC (a)(e)(f)(g)	516,103	692
Autodesk, Inc. (a)	404,218	95,569
Dropbox, Inc. Class A (a)	203,975	4,640
Elastic NV (a)	664,102	63,880
Epic Games, Inc. (e)(f)(h)	23,000	13,225
Five9, Inc. (a)	216,300	26,133
Globant SA (a)	196,433	33,971
HIVE Blockchain Technologies Ltd. (a)(b)	2,661,600	964
Intuit, Inc.	378,806	116,055
Manhattan Associates, Inc. (a)	936,557	89,713
Microsoft Corp.	12,142,321	2,489,297
Netcompany Group A/S (a)(c)	68,694	4,933
NICE Systems Ltd. sponsored ADR (a)	293,600	60,258
Salesforce.com, Inc. (a)	1,150,363	224,148
Workday, Inc. Class A (a)	129,662	23,458
		3,752,153
Technology Hardware, Storage & Peripherals - 11.9%
Apple, Inc.	6,196,280	2,633,664
Samsung Electronics Co. Ltd.	1,438,770	69,661
Western Digital Corp.	3,444,181	148,444
		2,851,769

TOTAL INFORMATION TECHNOLOGY		9,273,635

MATERIALS - 0.5%
Chemicals - 0.2%
LG Chemical Ltd.	43,715	20,763
Livent Corp. (a)(b)	3,991,423	25,026
		45,789
Paper & Forest Products - 0.3%
Suzano Papel e Celulose SA (a)	10,190,000	82,043

TOTAL MATERIALS		127,832

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Ant International Co. Ltd. Class C(a)(e)(f)	6,818,398	71,320
Equinix, Inc.	47,331	37,178
		108,498
TOTAL COMMON STOCKS
(Cost $12,553,906)		23,497,331

Preferred Stocks - 1.4%
Convertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.6%
Internet & Direct Marketing Retail - 0.6%
One Kings Lane, Inc. Series E (Escrow)(a)(e)(f)	648,635	259
Reddit, Inc.:
Series B (a)(e)(f)	1,337,584	66,518
Series C (a)(e)(f)	300,673	14,952
Series D (a)(e)(f)	929,200	46,209
The Honest Co., Inc. Series D (a)(e)(f)	75,268	3,444
		131,382
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Roofoods Ltd. Series F(a)(e)(f)	93,930	32,643
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A-8 (a)(e)(f)	4,342,250	19,751
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(e)(f)	62,037	16,750
Series H (a)(e)(f)	65,670	17,731
		34,481
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(e)(f)	335,546	641
TOTAL INDUSTRIALS		35,122
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.0%
Starry, Inc. Series B (a)(e)(f)	1,811,120	2,590
IT Services - 0.0%
AppNexus, Inc.:
Series E (Escrow) (a)(e)(f)	1,416,796	44
Series F (Escrow) (a)(e)(f)	90,913	25
		69
Software - 0.4%
Dataminr, Inc. Series D(a)(e)(f)	1,520,446	16,725
Jet.Com, Inc. Series B1 (Escrow) (a)(e)(f)	4,896,249	0
Taboola.Com Ltd. Series E (a)(e)(f)	1,918,392	65,283
		82,008
TOTAL INFORMATION TECHNOLOGY		84,667
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork Companies, Inc.:
Series E (a)(e)(f)	269,091	1,897
Series F(a)(e)(f)	14,513	102
		1,999

TOTAL CONVERTIBLE PREFERRED STOCKS		305,564

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Waymo LLC Series A2 (e)(f)	103,940	8,925
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(e)(f)	30,303	14,615

TOTAL NONCONVERTIBLE PREFERRED STOCKS		23,540

TOTAL PREFERRED STOCKS
(Cost $197,860)		329,104

Money Market Funds - 0.4%
Fidelity Cash Central Fund 0.14% (i)	790	1
Fidelity Securities Lending Cash Central Fund 0.13% (i)(j)	101,051,103	101,061
TOTAL MONEY MARKET FUNDS
(Cost $101,062)		101,062
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $12,852,828)		23,927,497
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(36,509)
NET ASSETS - 100%		$23,890,988

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $86,211,000 or 0.4% of net assets.

 (d) Affiliated company

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $476,197,000 or 2.0% of net assets.

 (f) Level 3 security

 (g) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Ant International Co. Ltd. Class C	5/16/18	$38,251
AppNexus, Inc. Series E (Escrow)	8/1/14 - 9/17/14	$0
AppNexus, Inc. Series F (Escrow)	8/23/16	$40
Atom Tickets LLC	8/15/17	$3,000
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$10,011
Dataminr, Inc. Series D	2/18/15 - 3/6/15	$19,386
Epic Games, Inc.	7/13/20 - 7/30/20	$13,225
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
Mulberry Health, Inc. Series A-8	1/20/16	$29,331
One Kings Lane, Inc. Series E (Escrow)	1/29/14	$401
Reddit, Inc. Series B	7/26/17	$18,989
Reddit, Inc. Series C	7/24/17	$4,743
Reddit, Inc. Series D	2/4/19	$20,151
Roofoods Ltd. Series F	9/12/17	$33,211
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$21,156
Space Exploration Technologies Corp. Class C	9/11/17	$957
Space Exploration Technologies Corp. Series G	1/20/15	$4,805
Space Exploration Technologies Corp. Series H	8/4/17	$8,865
Starry, Inc. Series B	12/1/16	$980
Taboola.Com Ltd. Series E	12/22/14	$20,000
The Honest Co., Inc. Series D	8/3/15	$3,444
Waymo LLC Series A2	5/8/20	$8,925
WeWork Companies, Inc. Series E	6/23/15	$8,850
WeWork Companies, Inc. Series F	12/1/16	$728
Wheels Up Partners Holdings LLC Series B	9/18/15	$5,000
YourPeople, Inc. Series C	5/1/15	$5,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$755
Fidelity Securities Lending Cash Central Fund	5,046
Total	$5,801

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$7,743	$59,916	$86,783	$--	$19,709	$(585)	$--
Nanostring Technologies, Inc.	--	63,681	1,238	--	20	7,022	69,485
Total	$7,743	$123,597	$88,021	$--	$19,729	$6,437	$69,485

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$4,644,328	$4,644,328	$--	$--
Consumer Discretionary	5,338,331	5,137,425	60,599	140,307
Consumer Staples	540,379	383,198	124,538	32,643
Energy	511,467	511,467	--	--
Financials	630,787	548,403	82,384	--
Health Care	1,908,450	1,814,880	59,204	34,366
Industrials	656,062	559,084	--	96,978
Information Technology	9,358,302	9,259,718	--	98,584
Materials	127,832	127,832	--	--
Real Estate	110,497	37,178	--	73,319
Money Market Funds	101,062	101,062	--	--
Total Investments in Securities:	$23,927,497	$23,124,575	$326,725	$476,197

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Beginning Balance	$470,041
Net Realized Gain (Loss) on Investment Securities	(18,797)
Net Unrealized Gain (Loss) on Investment Securities	73,913
Cost of Purchases	22,244
Proceeds of Sales	(63,371)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(7,833)
Ending Balance	$476,197
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$75,456

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Netherlands	2.7%
Cayman Islands	2.3%
India	2.2%
United Kingdom	1.4%
Bermuda	1.2%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $99,535) — See accompanying schedule: Unaffiliated issuers (cost $12,689,303)	$23,756,950
Fidelity Central Funds (cost $101,062)	101,062
Other affiliated issuers (cost $62,463)	69,485
Total Investment in Securities (cost $12,852,828)		$23,927,497
Receivable for investments sold		190,175
Receivable for fund shares sold		15,578
Dividends receivable		1,706
Distributions receivable from Fidelity Central Funds		369
Prepaid expenses		6
Other receivables		2,799
Total assets		24,138,130
Liabilities
Payable for investments purchased
Regular delivery	$49,884
Delayed delivery	9,315
Payable for fund shares redeemed	21,508
Accrued management fee	13,008
Notes payable to affiliates	19,928
Other affiliated payables	2,159
Other payables and accrued expenses	30,303
Collateral on securities loaned	101,037
Total liabilities		247,142
Net Assets		$23,890,988
Net Assets consist of:
Paid in capital		$11,427,546
Total accumulated earnings (loss)		12,463,442
Net Assets		$23,890,988
Net Asset Value and Maximum Offering Price
OTC:
Net Asset Value, offering price and redemption price per share ($16,817,413 ÷ 1,077,661 shares)		$15.61
Class K:
Net Asset Value, offering price and redemption price per share ($7,073,575 ÷ 445,553 shares)		$15.88

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends		$158,692
Income from Fidelity Central Funds (including $5,046 from security lending)		5,801
Total income		164,493
Expenses
Management fee
Basic fee	$119,644
Performance adjustment	28,076
Transfer agent fees	22,042
Accounting fees	1,717
Custodian fees and expenses	502
Independent trustees' fees and expenses	127
Registration fees	349
Audit	95
Legal	41
Interest	62
Miscellaneous	254
Total expenses before reductions	172,909
Expense reductions	(942)
Total expenses after reductions		171,967
Net investment income (loss)		(7,474)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,377,242
Redemptions in-kind with affiliated entities	91,387
Fidelity Central Funds	39
Other affiliated issuers	19,729
Foreign currency transactions	(1,235)
Total net realized gain (loss)		2,487,162
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $29,288)	3,939,251
Affiliated issuers	6,437
Assets and liabilities in foreign currencies	11
Total change in net unrealized appreciation (depreciation)		3,945,699
Net gain (loss)		6,432,861
Net increase (decrease) in net assets resulting from operations		$6,425,387

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,474)	$(13,547)
Net realized gain (loss)	2,487,162	2,129,510
Change in net unrealized appreciation (depreciation)	3,945,699	(1,100,213)
Net increase (decrease) in net assets resulting from operations	6,425,387	1,015,750
Distributions to shareholders	(1,522,641)	(1,313,763)
Share transactions - net increase (decrease)	(929,542)	(412,601)
Total increase (decrease) in net assets	3,973,204	(710,614)
Net Assets
Beginning of period	19,917,784	20,628,398
End of period	$23,890,988	$19,917,784

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC Portfolio

Years ended July 31,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$12.50	$10.57	$8.53	$8.70
Income from Investment Operations
Net investment income (loss)B	(.01)	(.01)	(.02)	(.02)	(.01)
Net realized and unrealized gain (loss)	4.14	.75	2.48	2.33	.29
Total from investment operations	4.13	.74	2.46	2.31	.28
Distributions from net realized gain	(.97)	(.79)	(.53)	(.27)	(.45)
Total distributions	(.97)	(.79)	(.53)	(.27)	(.45)
Net asset value, end of period	$15.61	$12.45	$12.50	$10.57	$8.53
Total ReturnC	35.79%	6.43%	24.34%	27.97%	3.68%
Ratios to Average Net AssetsD,E
Expenses before reductions	.87%	.88%	.88%	.81%	.91%
Expenses net of fee waivers, if any	.87%	.88%	.88%	.81%	.91%
Expenses net of all reductions	.87%	.88%	.88%	.81%	.90%
Net investment income (loss)	(.07)%	(.10)%	(.17)%	(.16)%	(.07)%
Supplemental Data
Net assets, end of period (in millions)	$16,817	$13,166	$13,340	$12,136	$9,845
Portfolio turnover rateF,G	48%	34%	38%	71%	56%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity OTC Portfolio Class K

Years ended July 31,	2020	2019	2018 A	2017 A	2016 A
Selected Per–Share Data
Net asset value, beginning of period	$12.64	$12.67	$10.70	$8.62	$8.79
Income from Investment Operations
Net investment income (loss)B	–C	–C	(.01)	(.01)	–C
Net realized and unrealized gain (loss)	4.21	.76	2.52	2.36	.29
Total from investment operations	4.21	.76	2.51	2.35	.29
Distributions from net investment income	–C	–	–	–	–
Distributions from net realized gain	(.97)	(.79)	(.54)	(.27)	(.46)
Total distributions	(.97)	(.79)	(.54)	(.27)	(.46)
Net asset value, end of period	$15.88	$12.64	$12.67	$10.70	$8.62
Total ReturnD	35.94%	6.50%	24.48%	28.12%	3.80%
Ratios to Average Net AssetsE,F
Expenses before reductions	.78%	.79%	.78%	.70%	.79%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.70%	.79%
Expenses net of all reductions	.78%	.78%	.77%	.70%	.79%
Net investment income (loss)	.03%	(.01)%	(.07)%	(.05)%	.05%
Supplemental Data
Net assets, end of period (in millions)	$7,074	$6,752	$7,288	$3,662	$3,508
Portfolio turnover rateG,H	48%	34%	38%	71%	56%

 A Per share amounts have been adjusted to reflect the impact of the 10 for 1 share split that occurred on May 11, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity OTC Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers OTC and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 476,197	Market approach	Transaction price	$4.55 - $575.00 / $222.09	Increase
		Recovery value	Recovery value	0.0% - 0.4% / 0.1%	Increase
		Market comparable	Transaction price	$1.43 - $411.85 / $350.07	Increase
			Discount rate	0.8% - 75.0% / 39.6%	Decrease
			Enterprise value/Sales multiple (EV/S)	1.5 - 20.1 / 11.1	Increase
			Discount for lack of marketability	10.0%	Decrease
			Premium rate	5.7% - 172.9% / 156.2%	Increase
			Liquidity preference	$2.84 - $45.76 / $20.35	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $609 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, losses deferred due to wash sales, and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$11,329,189
Gross unrealized depreciation	(343,107)
Net unrealized appreciation (depreciation)	$10,986,082
Tax Cost	$12,941,415

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$73,972
Undistributed long-term capital gain	$1,433,492
Net unrealized appreciation (depreciation) on securities and other investments	$10,986,048

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$2,175	$ -
Long-term Capital Gains	1,520,466	1,313,763
Total	$1,522,641	$ 1,313,763

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $5,691 in these Subsidiaries, representing .02% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC Portfolio	9,791,265	11,229,157

Unaffiliated Redemptions In-Kind. During the period, 67,944 shares of the Fund were redeemed in-kind for investments and cash with a value of $904,757. The net realized gain of $518,791 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, shares of the Fidelity OTC Portfolio were redeemed in-kind for investments. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity OTC Portfolio in-kind transactions, please refer to the Fidelity OTC Portfolio prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of OTC as compared to its benchmark index, the Nasdaq Composite Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of OTC, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
OTC	$19,126.14
Class K	2,916.04
	$22,042

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity OTC Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC Portfolio	$215

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable to affiliates" in the Statement of Assets and Liabilities. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC Portfolio	Borrower	$22,816	1.48%	$58

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 13,875 shares of the Fund were redeemed in-kind for investments and cash with a value of $170,108. The net realized gain of $91,387 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $130.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity OTC Portfolio	$49

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $429. Total fees paid by the Fund to NFS, as lending agent, amounted to $430. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $60 from securities loaned to NFS, as affiliated borrower).

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC Portfolio	$12,512	2.62%	$4

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $852 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
OTC	$1

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $83.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
OTC	$1,018,787	$854,603
Class K	503,854	459,160
Total	$1,522,641	$1,313,763

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
OTC
Shares sold	238,435	182,454	$3,042,001	$2,166,729
Reinvestment of distributions	81,896	69,503	965,898	812,954
Shares redeemed	(300,179)(a)	(261,680)	(3,722,853)(a)	(2,992,015)
Net increase (decrease)	20,152	(9,723)	$285,046	$(12,332)
Class K
Shares sold	87,490	66,477	$1,115,420	$791,678
Reinvestment of distributions	42,016	38,747	503,854	459,160
Shares redeemed	(218,079)(a),(b)	(146,402)(c)	(2,833,862)(a),(b)	(1,651,108)(c)
Net increase (decrease)	(88,573)	(41,178)	$(1,214,588)	$(400,270)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemption In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Affiliated Redemption In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemption In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity OTC Portfolio
OTC	.85%
Actual		$1,000.00	$1,190.70	$4.63
Hypothetical-C		$1,000.00	$1,020.64	$4.27
Class K	.75%
Actual		$1,000.00	$1,191.30	$4.09
Hypothetical-C		$1,000.00	$1,021.13	$3.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity OTC Portfolio
OTC	09/14/2020	09/11/2020	$0.007	$0.993
Class K	09/14/2020	09/11/2020	$0.014	$0.993

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $1,654,969,402, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividend distributed in December 2019, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders

Class K designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

OTC-ANN-0920
1.536191.123

Fidelity® Growth & Income Portfolio

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth & Income Portfolio	1.27%	6.88%	11.53%
Class K	1.39%	7.01%	11.68%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth & Income Portfolio, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$29,782	Fidelity® Growth & Income Portfolio
$36,558	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Matt Fruhan:  For the fiscal year ending July 31, 2020, the fund's share classes gained about 1%, underperforming the 11.96% result of the benchmark S&P 500® Index. The primary detractor from performance versus the benchmark was overweighting in the lagging energy sector. An underweighting in the outperforming information technology also hurt. Also detracting from performance was stock selection and an overweighting in the financials sector, especially within the banks industry. The biggest individual relative detractor was an overweight position in General Electric (-42%). General Electric was among the largest holdings in the fund. Another notable relative detractor was an outsized stake in Exxon Mobil (-40%), which also was among our biggest holdings. Another notable relative detractor was an overweighting in Wells Fargo (-47%), another large position in the fund. Conversely, the largest contributor to performance versus the benchmark was positioning in the real estate sector. An overweighting in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also helped. Also bolstering the fund's relative performance was stock picks in information technology. The biggest individual relative contributor was an overweight position in Qualcomm (+49%). Qualcomm was among the biggest holdings at period end. Also bolstering performance was our outsized stake in Bristol-Myers Squibb, which gained 35% and was among the largest holdings in the fund the past 12 months. Avoiding Chevron, a benchmark component that returned -29%, aided performance. Notable changes in positioning include increased exposure to the information technology sector and a lower allocation to energy.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Microsoft Corp.	6.7
Comcast Corp. Class A	3.9
Apple, Inc.	3.7
Altria Group, Inc.	3.6
General Electric Co.	3.6
Exxon Mobil Corp.	3.5
Bank of America Corp.	2.9
Qualcomm, Inc.	2.5
Wells Fargo & Co.	2.5
Bristol-Myers Squibb Co.	2.3
35.2

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	20.4
Health Care	18.4
Financials	14.9
Industrials	13.2
Consumer Staples	8.9

Asset Allocation (% of fund's net assets)

As of July 31, 2020*,**
Stocks	97.1%
Convertible Securities	0.5%
Other Investments	0.1%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 13.6%

 ** Written options - (0.0)%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 7.8%
Diversified Telecommunication Services - 1.2%
Verizon Communications, Inc.	1,316,274	$75,659
Entertainment - 2.2%
Activision Blizzard, Inc.	477,800	39,481
The Walt Disney Co.	353,900	41,385
Vivendi SA	2,018,100	53,553
Warner Music Group Corp. Class A	269,600	8,128
		142,547
Media - 4.4%
Comcast Corp. Class A	5,936,900	254,099
Interpublic Group of Companies, Inc.	1,608,000	29,024
Omnicom Group, Inc.	87,700	4,712
		287,835

TOTAL COMMUNICATION SERVICES		506,041

CONSUMER DISCRETIONARY - 3.3%
Auto Components - 0.7%
BorgWarner, Inc.	1,219,297	44,626
Automobiles - 0.1%
Harley-Davidson, Inc.	295,600	7,694
Hotels, Restaurants & Leisure - 0.2%
Starbucks Corp.	195,000	14,923
Household Durables - 0.7%
Mohawk Industries, Inc. (a)	2,600	208
Whirlpool Corp.	262,600	42,835
		43,043
Specialty Retail - 1.4%
Lowe's Companies, Inc.	565,379	84,191
TJX Companies, Inc.	50,000	2,600
		86,791
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B	130,600	12,748
Puma AG	9,693	752
Tapestry, Inc.	130,800	1,747
		15,247

TOTAL CONSUMER DISCRETIONARY		212,324

CONSUMER STAPLES - 8.9%
Beverages - 1.7%
Anheuser-Busch InBev SA NV ADR (b)	184,300	10,031
Diageo PLC sponsored ADR	97,900	14,415
Pernod Ricard SA	45,100	7,756
Remy Cointreau SA (b)	42,300	6,772
Remy Cointreau SA rights 9/18/20 (a)(c)	42,300	50
The Coca-Cola Co.	1,439,103	67,983
		107,007
Food & Staples Retailing - 1.3%
Sysco Corp.	664,446	35,116
Walmart, Inc. (d)	361,500	46,778
		81,894
Food Products - 0.3%
JDE Peet's BV	449,400	19,984
Household Products - 1.0%
Colgate-Palmolive Co.	75,300	5,813
Energizer Holdings, Inc.	260,500	13,059
Procter & Gamble Co.	248,215	32,546
Spectrum Brands Holdings, Inc.	285,900	15,484
		66,902
Personal Products - 0.2%
Unilever NV	191,600	11,322
Tobacco - 4.4%
Altria Group, Inc.	5,744,000	236,366
British American Tobacco PLC sponsored ADR (b)	1,513,200	50,768
		287,134

TOTAL CONSUMER STAPLES		574,243

ENERGY - 6.7%
Oil, Gas & Consumable Fuels - 6.7%
Cabot Oil & Gas Corp.	325,100	6,079
Cenovus Energy, Inc.	37,200	166
Cenovus Energy, Inc. (Canada) (b)	10,471,400	46,593
Equinor ASA sponsored ADR	4,493,700	67,001
Exxon Mobil Corp.	5,434,000	228,663
Hess Corp.	1,454,700	71,586
Kosmos Energy Ltd.	4,189,285	6,745
Total SA sponsored ADR	298,450	11,240
		438,073
FINANCIALS - 14.9%
Banks - 9.6%
Bank of America Corp.	7,416,156	184,514
First Hawaiian, Inc.	143,600	2,496
JPMorgan Chase & Co.	767,392	74,161
M&T Bank Corp.	134,000	14,197
PNC Financial Services Group, Inc.	609,554	65,021
Truist Financial Corp.	1,804,830	67,609
U.S. Bancorp	1,291,973	47,596
Wells Fargo & Co.	6,697,441	162,480
		618,074
Capital Markets - 3.7%
Brookfield Asset Management, Inc. Class A	390,935	12,639
FS KKR Capital Corp.	6,527	104
KKR & Co. LP	714,543	25,273
Morgan Stanley	460,397	22,504
Northern Trust Corp.	1,076,464	84,341
Raymond James Financial, Inc.	284,700	19,781
S&P Global, Inc.	2,600	911
State Street Corp.	1,119,027	71,383
TPG Specialty Lending, Inc.	79,656	1,357
		238,293
Consumer Finance - 0.3%
Discover Financial Services	378,200	18,694
Shriram Transport Finance Co. Ltd.	170,100	1,570
Shriram Transport Finance Co. Ltd.	19,626	181
		20,445
Insurance - 0.9%
Chubb Ltd.	172,500	21,949
Marsh & McLennan Companies, Inc.	198,607	23,158
Old Republic International Corp.	89,200	1,433
The Travelers Companies, Inc.	124,000	14,188
		60,728
Mortgage Real Estate Investment Trusts - 0.1%
AGNC Investment Corp.	279,100	3,796
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	285,500	10,229
Radian Group, Inc.	715,368	10,673
		20,902

TOTAL FINANCIALS		962,238

HEALTH CARE - 17.9%
Biotechnology - 1.2%
AbbVie, Inc.	211,800	20,102
Alexion Pharmaceuticals, Inc. (a)	295,400	30,276
Amgen, Inc.	58,300	14,264
Intercept Pharmaceuticals, Inc. (a)	230,704	10,529
		75,171
Health Care Equipment & Supplies - 0.9%
Becton, Dickinson & Co.	128,216	36,072
Boston Scientific Corp. (a)	374,200	14,433
GN Store Nord A/S	54,000	3,293
Sonova Holding AG Class B	26,112	5,870
		59,668
Health Care Providers & Services - 7.5%
AmerisourceBergen Corp.	304,900	30,548
Cardinal Health, Inc.	927,600	50,666
Cigna Corp.	508,700	87,847
CVS Health Corp.	1,720,004	108,257
McKesson Corp.	521,387	78,291
Patterson Companies, Inc. (b)	735,070	19,523
United Drug PLC (United Kingdom)	202,900	1,891
UnitedHealth Group, Inc.	368,800	111,665
		488,688
Pharmaceuticals - 8.3%
Bayer AG	1,588,635	105,539
Bristol-Myers Squibb Co.	2,564,410	150,428
GlaxoSmithKline PLC sponsored ADR	2,711,012	109,308
Johnson & Johnson	981,069	143,001
Novartis AG sponsored ADR	7,344	603
Royalty Pharma PLC	35,900	1,545
Sanofi SA sponsored ADR	517,400	27,138
		537,562

TOTAL HEALTH CARE		1,161,089

INDUSTRIALS - 13.2%
Aerospace & Defense - 1.0%
General Dynamics Corp.	160,000	23,478
Huntington Ingalls Industries, Inc.	97,200	16,885
Raytheon Technologies Corp.	167,882	9,516
Safran SA (a)	104,400	11,103
The Boeing Co.	35,100	5,546
		66,528
Air Freight & Logistics - 2.8%
DSV A/S	31,400	4,306
Expeditors International of Washington, Inc.	9,700	820
FedEx Corp.	178,300	30,026
United Parcel Service, Inc. Class B (d)	1,031,904	147,315
		182,467
Building Products - 0.3%
Johnson Controls International PLC	449,500	17,297
Commercial Services & Supplies - 0.5%
Healthcare Services Group, Inc. (b)	792,289	20,750
HNI Corp.	129,500	3,846
Interface, Inc.	541,000	4,317
KAR Auction Services, Inc.	101,600	1,537
Ritchie Bros. Auctioneers, Inc.	19,100	883
		31,333
Electrical Equipment - 1.1%
Acuity Brands, Inc.	137,600	13,636
Hubbell, Inc. Class B	168,939	22,802
Rockwell Automation, Inc.	22,800	4,974
Vertiv Holdings Co. (a)	56,600	821
Vertiv Holdings LLC (e)	2,000,000	29,000
		71,233
Industrial Conglomerates - 3.9%
3M Co.	125,700	18,914
General Electric Co.	37,879,927	229,931
		248,845
Machinery - 1.5%
Caterpillar, Inc.	26,900	3,574
Cummins, Inc.	60,700	11,731
Donaldson Co., Inc.	469,800	22,710
Flowserve Corp.	296,400	8,261
Fortive Corp.	243,500	17,091
Kardex AG	7,390	1,273
Nordson Corp.	28,100	5,441
Otis Worldwide Corp.	89,041	5,586
Stanley Black & Decker, Inc.	63,800	9,782
Westinghouse Air Brake Co.	227,690	14,160
		99,609
Professional Services - 0.0%
Equifax, Inc.	9,700	1,577
Robert Half International, Inc.	22,100	1,124
		2,701
Road & Rail - 1.0%
J.B. Hunt Transport Services, Inc.	141,040	18,251
Knight-Swift Transportation Holdings, Inc. Class A	1,042,500	45,338
		63,589
Trading Companies & Distributors - 1.1%
Fastenal Co.	183,400	8,627
MSC Industrial Direct Co., Inc. Class A	8,600	568
Watsco, Inc.	258,492	61,022
		70,217

TOTAL INDUSTRIALS		853,819

INFORMATION TECHNOLOGY - 20.4%
Communications Equipment - 0.6%
Cisco Systems, Inc.	825,752	38,893
IT Services - 3.8%
Amadeus IT Holding SA Class A	381,000	19,025
DXC Technology Co.	137,700	2,466
Fidelity National Information Services, Inc.	350,300	51,252
Genpact Ltd.	540,700	21,531
IBM Corp.	221,600	27,244
MasterCard, Inc. Class A	29,200	9,009
Unisys Corp. (a)	927,018	11,022
Visa, Inc. Class A	559,379	106,506
		248,055
Semiconductors & Semiconductor Equipment - 3.7%
Analog Devices, Inc.	94,600	10,865
Applied Materials, Inc.	220,900	14,210
Intel Corp.	64,100	3,059
Lam Research Corp.	24,000	9,052
Marvell Technology Group Ltd.	238,500	8,698
NXP Semiconductors NV	231,900	27,255
Qualcomm, Inc.	1,546,046	163,278
		236,417
Software - 8.6%
Microsoft Corp.	2,122,099	435,056
Open Text Corp.	183,100	8,242
SAP SE sponsored ADR (b)	663,000	105,563
Temenos Group AG	58,050	8,569
		557,430
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	559,694	237,892

TOTAL INFORMATION TECHNOLOGY		1,318,687

MATERIALS - 1.9%
Chemicals - 1.3%
DuPont de Nemours, Inc.	900,800	48,175
LyondellBasell Industries NV Class A	115,139	7,198
Nutrien Ltd.	466,280	15,185
PPG Industries, Inc.	118,300	12,735
		83,293
Metals & Mining - 0.6%
BHP Billiton Ltd. sponsored ADR (b)	755,300	39,910

TOTAL MATERIALS		123,203

REAL ESTATE - 1.0%
Equity Real Estate Investment Trusts (REITs) - 1.0%
American Tower Corp.	87,700	22,924
CoreSite Realty Corp.	103,300	13,331
Equinix, Inc.	17,500	13,746
Public Storage	45,900	9,174
Simon Property Group, Inc.	83,500	5,206
		64,381
UTILITIES - 1.1%
Electric Utilities - 0.9%
Duke Energy Corp.	127,800	10,830
Entergy Corp.	154,900	16,285
Exelon Corp.	165,200	6,378
PPL Corp.	50,200	1,336
Southern Co.	373,100	20,375
		55,204
Multi-Utilities - 0.2%
CenterPoint Energy, Inc.	270,400	5,140
Sempra Energy	79,700	9,919
		15,059

TOTAL UTILITIES		70,263

TOTAL COMMON STOCKS
(Cost $5,684,684)		6,284,361

Convertible Preferred Stocks - 0.4%
HEALTH CARE - 0.4%
Health Care Equipment & Supplies - 0.4%
Becton, Dickinson & Co. 6.50%	184,100	11,099
Boston Scientific Corp. Series A 5.50%	108,900	12,208
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $20,122)		23,307
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.1%
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Intercept Pharmaceuticals, Inc. 2% 5/15/26 (Cost $8,001)	9,657	7,078
	Shares	Value (000s)

Other - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Utica Shale Drilling Program (non-operating revenue interest) (e)(f)(g)
(Cost $18,052)	18,052,449	8,268

Money Market Funds - 4.3%
Fidelity Cash Central Fund 0.14% (h)	152,676,099	152,722
Fidelity Securities Lending Cash Central Fund 0.13% (h)(i)	123,345,233	123,358
TOTAL MONEY MARKET FUNDS
(Cost $276,060)		276,080
TOTAL INVESTMENT IN SECURITIES - 102.0%
(Cost $6,006,919)		6,599,094
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(128,076)
NET ASSETS - 100%		$6,471,018

Written Options
	Counterparty	Number of Contracts	Notional Amount (000s)	Exercise Price	Expiration Date	Value (000s)
Call Options
United Parcel Service, Inc. Class B	Chicago Board Options Exchange	999	$14,262	$130.00	10/16/20	$(1,479)
Walmart, Inc.	Chicago Board Options Exchange	308	3,986	135.00	9/18/20	(75)
Walmart, Inc.	Chicago Board Options Exchange	692	8,954	140.00	9/18/20	(91)
TOTAL WRITTEN OPTIONS						$(1,645)

For the period, the average monthly notional amount at value for written options in the aggregate was $18,620.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $27,202,000.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $37,268,000 or 0.6% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Level 3 security

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Utica Shale Drilling Program (non-operating revenue interest)	10/5/16 - 9/1/17	$18,052
Vertiv Holdings LLC	2/6/20	$20,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$3,235
Fidelity Securities Lending Cash Central Fund	819
Total	$4,054

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$506,041	$452,488	$53,553	$--
Consumer Discretionary	212,324	212,324	--	--
Consumer Staples	574,243	562,921	11,322	--
Energy	438,073	438,073	--	--
Financials	962,238	962,238	--	--
Health Care	1,184,396	1,055,550	128,846	--
Industrials	853,819	842,716	11,103	--
Information Technology	1,318,687	1,299,662	19,025	--
Materials	123,203	123,203	--	--
Real Estate	64,381	64,381	--	--
Utilities	70,263	70,263	--	--
Corporate Bonds	7,078	--	7,078	--
Other	8,268	--	--	8,268
Money Market Funds	276,080	276,080	--	--
Total Investments in Securities:	$6,599,094	$6,359,899	$230,927	$8,268
Derivative Instruments:
Liabilities
Written Options	$(1,645)	$(1,645)	$--	$--
Total Liabilities	$(1,645)	$(1,645)	$--	$--
Total Derivative Instruments:	$(1,645)	$(1,645)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
(Amounts in thousands)
Equity Risk
Written Options(a)	$0	$(1,645)
Total Equity Risk	0	(1,645)
Total Value of Derivatives	$0	$(1,645)

 (a) Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.4%
Germany	3.3%
United Kingdom	2.7%
France	1.8%
Canada	1.2%
Norway	1.0%
Netherlands	1.0%
Others (Individually Less Than 1%)	2.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $119,489) — See accompanying schedule: Unaffiliated issuers (cost $5,730,859)	$6,323,014
Fidelity Central Funds (cost $276,060)	276,080
Total Investment in Securities (cost $6,006,919)		$6,599,094
Restricted cash		603
Foreign currency held at value (cost $4)		4
Receivable for investments sold		10,843
Receivable for fund shares sold		885
Dividends receivable		7,400
Interest receivable		34
Distributions receivable from Fidelity Central Funds		95
Prepaid expenses		2
Other receivables		801
Total assets		6,619,761
Liabilities
Payable for investments purchased
Regular delivery	$15,715
Delayed delivery	50
Payable for fund shares redeemed	4,038
Accrued management fee	2,309
Written options, at value (premium received $609)	1,645
Other affiliated payables	799
Other payables and accrued expenses	831
Collateral on securities loaned	123,356
Total liabilities		148,743
Net Assets		$6,471,018
Net Assets consist of:
Paid in capital		$5,808,278
Total accumulated earnings (loss)		662,740
Net Assets		$6,471,018
Net Asset Value and Maximum Offering Price
Growth and Income:
Net Asset Value, offering price and redemption price per share ($5,451,158 ÷ 142,874.8 shares)		$38.15
Class K:
Net Asset Value, offering price and redemption price per share ($1,019,860 ÷ 26,757.5 shares)		$38.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends		$170,109
Interest		200
Income from Fidelity Central Funds (including $819 from security lending)		4,054
Total income		174,363
Expenses
Management fee	$27,188
Transfer agent fees	8,529
Accounting fees	1,133
Custodian fees and expenses	112
Independent trustees' fees and expenses	40
Registration fees	101
Audit	86
Legal	14
Miscellaneous	97
Total expenses before reductions	37,300
Expense reductions	(240)
Total expenses after reductions		37,060
Net investment income (loss)		137,303
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	103,256
Fidelity Central Funds	12
Foreign currency transactions	(59)
Written options	11,007
Total net realized gain (loss)		114,216
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $6)	(164,577)
Fidelity Central Funds	14
Assets and liabilities in foreign currencies	62
Written options	(663)
Total change in net unrealized appreciation (depreciation)		(165,164)
Net gain (loss)		(50,948)
Net increase (decrease) in net assets resulting from operations		$86,355

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$137,303	$150,639
Net realized gain (loss)	114,216	85,851
Change in net unrealized appreciation (depreciation)	(165,164)	(98,315)
Net increase (decrease) in net assets resulting from operations	86,355	138,175
Distributions to shareholders	(213,226)	(205,560)
Share transactions - net increase (decrease)	173,918	(380,141)
Total increase (decrease) in net assets	47,047	(447,526)
Net Assets
Beginning of period	6,423,971	6,871,497
End of period	$6,471,018	$6,423,971

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Growth & Income Portfolio

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.98	$39.34	$35.31	$30.48	$30.85
Income from Investment Operations
Net investment income (loss)A	.83	.87	.65	.61	.59
Net realized and unrealized gain (loss)	(.37)	(.05)B	4.12	4.68	(.37)
Total from investment operations	.46	.82	4.77	5.29	.22
Distributions from net investment income	(.84)	(.77)	(.74)	(.46)	(.58)
Distributions from net realized gain	(.46)	(.42)	–	–	(.01)
Total distributions	(1.29)C	(1.18)D	(.74)	(.46)	(.59)
Net asset value, end of period	$38.15	$38.98	$39.34	$35.31	$30.48
Total ReturnE	1.27%	2.26%B	13.66%	17.48%	.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.61%	.63%	.64%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.63%	.64%
Expenses net of all reductions	.60%	.61%	.61%	.63%	.64%
Net investment income (loss)	2.18%	2.31%	1.76%	1.84%	2.05%
Supplemental Data
Net assets, end of period (in millions)	$5,451	$5,927	$6,280	$6,356	$5,529
Portfolio turnover rateH	32%	36%	38%	37%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.14%

 C Total distributions of $1.29 per share is comprised of distributions from net investment income of $.838 and distributions from net realized gain of $.455 per share.

 D Total distributions of $1.18 per share is comprised of distributions from net investment income of $.765 and distributions from net realized gain of $.419 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Growth & Income Portfolio Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$38.94	$39.31	$35.28	$30.46	$30.82
Income from Investment Operations
Net investment income (loss)A	.86	.91	.69	.65	.62
Net realized and unrealized gain (loss)	(.35)	(.06)B	4.12	4.67	(.35)
Total from investment operations	.51	.85	4.81	5.32	.27
Distributions from net investment income	(.88)	(.81)	(.78)	(.50)	(.62)
Distributions from net realized gain	(.46)	(.42)	–	–	(.01)
Total distributions	(1.34)	(1.22)C	(.78)	(.50)	(.63)
Net asset value, end of period	$38.11	$38.94	$39.31	$35.28	$30.46
Total ReturnD	1.39%	2.35%B	13.79%	17.60%	1.04%
Ratios to Average Net AssetsE,F
Expenses before reductions	.50%	.51%	.51%	.52%	.52%
Expenses net of fee waivers, if any	.50%	.51%	.51%	.52%	.52%
Expenses net of all reductions	.50%	.50%	.50%	.52%	.52%
Net investment income (loss)	2.28%	2.41%	1.86%	1.95%	2.17%
Supplemental Data
Net assets, end of period (in millions)	$1,020	$497	$591	$890	$765
Portfolio turnover rateG	32%	36%	38%	37%	29%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 2.23%

 C Total distributions of $1.22 per share is comprised of distributions from net investment income of $.805 and distributions from net realized gain of $.419 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth & Income Portfolio (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth & Income and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $700 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), deferred trustees compensation, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,489,554
Gross unrealized depreciation	(946,315)
Net unrealized appreciation (depreciation)	$543,239
Tax Cost	$6,054,210

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$9,860
Undistributed long-term capital gain	$110,299
Net unrealized appreciation (depreciation) on securities and other investments	$543,286

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$139,095	$ 141,490
Long-term Capital Gains	74,131	64,070
Total	$213,226	$ 205,560

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $8,871 in this Subsidiary, representing .14% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as options, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to exchange-traded options may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

The Fund used exchange-traded written covered call options to manage its exposure to the market. When the Fund writes a covered call option, the Fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, the Fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed the Fund will realize a gain or loss depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options".

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Growth & Income Portfolio	2,184,962	1,934,078

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth & Income, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Growth and Income	$8,263.15
Class K	266.04
	$8,529

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Growth & Income Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Growth & Income Portfolio	$53

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $70.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Growth & Income Portfolio	$15

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $64. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $11 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $207 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $4. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Growth and Income	$2

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $27.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Growth and Income	$191,327	$184,494
Class K	21,899	21,066
Total	$213,226	$205,560

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Growth and Income
Shares sold	4,929	4,033	$187,774	$152,368
Reinvestment of distributions	4,774	4,678	180,310	174,463
Shares redeemed	(18,889)	(16,278)	(708,521)	(613,720)
Net increase (decrease)	(9,186)	(7,567)	$(340,437)	$(286,889)
Class K
Shares sold	17,497	7,816	$646,482	$289,822
Reinvestment of distributions	590	570	21,899	21,066
Shares redeemed	(4,100)	(10,656)	(154,026)	(404,140)
Net increase (decrease)	13,987	(2,270)	$514,355	$(93,252)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Growth & Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Growth & Income Portfolio (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 09, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Growth & Income Portfolio
Growth and Income	.61%
Actual		$1,000.00	$936.90	$2.94
Hypothetical-C		$1,000.00	$1,021.83	$3.07
Class K	.50%
Actual		$1,000.00	$937.40	$2.41
Hypothetical-C		$1,000.00	$1,022.38	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth & Income Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Growth & Income Portfolio
Growth & Income	09/08/2020	09/04/2020	$0.658
Class K	09/08/2020	09/04/2020	$0.658

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $147,213,634, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.44% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

Growth & Income and Class K designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Growth & Income and Class K designate 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,466,527,369.349	71.350
Against	484,585,516.664	14.018
Abstain	397,135,866.581	11.488
Broker Non-Vote	108,703,252.660	3.144
TOTAL	3,456,952,005.254	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,116,761,068.425	32.305
Against	1,972,346,116.597	57.054
Abstain	258,630,177.078	7.481
Broker Non-Vote	109,214,643.155	3.159
TOTAL	3,456,952,005.254	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

GAI-ANN-0920
1.536189.123

Fidelity® Leveraged Company Stock Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Leveraged Company Stock Fund	3.24%	4.93%	10.13%
Class K	3.38%	5.04%	10.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Leveraged Company Stock Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Index performed over the same period.

Period Ending Values
$26,251	Fidelity® Leveraged Company Stock Fund
$31,647	Russell Midcap® Index
$36,558	S&P 500 Index

Effective October 1, 2019, the fund’s benchmark changed from the S&P 500® Index to the Russell Mid Cap Index.

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Co-Portfolio Manager Mark Notkin:  For the fiscal year ending July 31, 2020, the fund's share classes gained about 3%, topping the 2.04% advance of the Russell Midcap® Index, the primary benchmark since October 1, 2019. The fund's outperformance of the benchmark the past 12 months was driven by industry positioning, especially overweightings in software & services and semiconductors & semiconductor equipment. To a lesser extent, relative performance benefited from our decision to largely avoid the weak real estate and energy sectors and underweight financials stocks. Security selection was helpful within communication services and information technology. The top individual contributors were a trio of software & services stocks: Adobe (+48%), Microsoft (+52%) and PayPal Holdings (+77%). Conversely, the largest relative detractor by a wide margin was security selection within the transportation industry, followed by our picks in the consumer staples, health care and utilities sectors. A sizable stake in Air Canada returned roughly -67% and was the biggest individual detractor. It also hurt to hold a large position in gaming company Caesars Entertainment (-30%). I'll also note that the fund's foreign holdings detracted, in part due to currency fluctuation. All of the stocks mentioned were non-benchmark holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On October 1, 2019, the fund's primary benchmark changed from the S&P 500® index to the Russell Midcap® Index. Additionally, the fund's supplemental benchmark changed from the Credit Suisse Leveraged Equity Index to the Fidelity U.S. Leveraged Stock Index. On October 1, 2019, Brian Chang assumed co-management responsibilities for the fund, joining Mark Notkin.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Adobe, Inc.	4.3
Microsoft Corp.	4.0
T-Mobile U.S., Inc.	3.7
PayPal Holdings, Inc.	3.2
IQVIA Holdings, Inc.	3.1
Caesars Entertainment, Inc.	3.0
Global Payments, Inc.	2.8
Alphabet, Inc. Class A	2.8
Lam Research Corp.	2.6
EPAM Systems, Inc.	2.6
32.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	36.8
Consumer Discretionary	13.5
Health Care	12.9
Communication Services	12.3
Industrials	8.5

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 7.2%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (000s)
COMMUNICATION SERVICES - 12.3%
Interactive Media & Services - 4.9%
Alphabet, Inc. Class A (a)	35,700	$53,120
Facebook, Inc. Class A (a)	162,400	41,196
		94,316
Media - 3.7%
Altice U.S.A., Inc. Class A (a)	1,493,800	40,318
Nexstar Broadcasting Group, Inc. Class A	347,798	30,484
		70,802
Wireless Telecommunication Services - 3.7%
T-Mobile U.S., Inc. (a)	653,000	70,119

TOTAL COMMUNICATION SERVICES		235,237

CONSUMER DISCRETIONARY - 13.5%
Automobiles - 2.2%
Tesla, Inc. (a)	29,800	42,637
Hotels, Restaurants & Leisure - 8.0%
Boyd Gaming Corp. (b)	1,482,700	35,096
Caesars Entertainment, Inc. (a)	1,853,080	57,538
MGM Mirage, Inc.	369,500	5,945
Penn National Gaming, Inc. (a)	1,317,970	44,613
Studio City International Holdings Ltd. ADR (a)	695,700	10,331
		153,523
Household Durables - 1.2%
Tempur Sealy International, Inc. (a)	279,500	22,626
Internet & Direct Marketing Retail - 2.1%
Alibaba Group Holding Ltd. sponsored ADR (a)	77,400	19,429
Amazon.com, Inc. (a)	6,400	20,254
		39,683

TOTAL CONSUMER DISCRETIONARY		258,469

CONSUMER STAPLES - 3.2%
Food Products - 3.2%
Darling Ingredients, Inc. (a)	526,083	14,693
JBS SA	11,023,700	45,519
		60,212
ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
MEG Energy Corp.(a)	2,098,400	5,546
FINANCIALS - 3.0%
Banks - 1.8%
Bank of America Corp.	652,399	16,232
JPMorgan Chase & Co.	199,700	19,299
		35,531
Consumer Finance - 1.2%
OneMain Holdings, Inc.	788,900	22,641

TOTAL FINANCIALS		58,172

HEALTH CARE - 12.9%
Biotechnology - 1.5%
Alexion Pharmaceuticals, Inc. (a)	134,100	13,744
Regeneron Pharmaceuticals, Inc. (a)	25,000	15,802
		29,546
Health Care Providers & Services - 4.1%
HCA Holdings, Inc.	42,800	5,420
Humana, Inc.	80,800	31,710
UnitedHealth Group, Inc.	133,500	40,421
		77,551
Life Sciences Tools & Services - 6.2%
Charles River Laboratories International, Inc. (a)	80,900	16,098
IQVIA Holdings, Inc. (a)	370,100	58,620
Thermo Fisher Scientific, Inc.	107,500	44,500
		119,218
Pharmaceuticals - 1.1%
Bausch Health Cos., Inc. (Canada) (a)	408,100	7,462
Bristol-Myers Squibb Co.	228,100	13,380
		20,842

TOTAL HEALTH CARE		247,157

INDUSTRIALS - 8.5%
Air Freight & Logistics - 0.4%
XPO Logistics, Inc. (a)	111,600	8,372
Airlines - 1.8%
Air Canada (a)	3,111,100	35,096
Building Products - 0.9%
Carrier Global Corp.	603,300	16,434
Commercial Services & Supplies - 0.0%
Novus Holdings Ltd.	46,866	2
Machinery - 1.9%
Allison Transmission Holdings, Inc.	510,200	19,061
Fortive Corp.	242,600	17,028
		36,089
Marine - 0.0%
Genco Shipping & Trading Ltd.	831	6
Professional Services - 0.6%
ASGN, Inc. (a)	162,500	11,125
Trading Companies & Distributors - 2.9%
HD Supply Holdings, Inc. (a)	713,100	25,030
United Rentals, Inc. (a)	198,200	30,794
		55,824

TOTAL INDUSTRIALS		162,948

INFORMATION TECHNOLOGY - 36.8%
Electronic Equipment & Components - 3.8%
CDW Corp.	205,900	23,936
Zebra Technologies Corp. Class A (a)	175,300	49,215
		73,151
IT Services - 14.7%
EPAM Systems, Inc. (a)	170,200	49,372
Fiserv, Inc. (a)	226,209	22,573
Global Payments, Inc.	305,700	54,421
GoDaddy, Inc. (a)	261,600	18,385
MasterCard, Inc. Class A	125,000	38,566
PayPal Holdings, Inc. (a)	309,400	60,664
Visa, Inc. Class A	194,000	36,938
		280,919
Semiconductors & Semiconductor Equipment - 6.6%
Broadcom, Inc.	36,300	11,498
Lam Research Corp.	132,600	50,011
Microchip Technology, Inc.	408,600	41,567
ON Semiconductor Corp. (a)	1,177,900	24,265
		127,341
Software - 11.7%
Adobe, Inc. (a)	185,600	82,465
Microsoft Corp.	369,600	75,772
Palo Alto Networks, Inc. (a)	108,300	27,716
SS&C Technologies Holdings, Inc.	489,797	28,163
VMware, Inc. Class A (a)(b)	73,000	10,235
		224,351

TOTAL INFORMATION TECHNOLOGY		705,762

MATERIALS - 4.0%
Chemicals - 1.8%
CF Industries Holdings, Inc.	433,900	13,594
The Chemours Co. LLC	1,129,328	20,926
		34,520
Containers & Packaging - 1.5%
Berry Global Group, Inc. (a)	204,500	10,223
WestRock Co.	659,700	17,720
		27,943
Metals & Mining - 0.7%
First Quantum Minerals Ltd.	1,634,200	13,811

TOTAL MATERIALS		76,274

UTILITIES - 4.2%
Electric Utilities - 2.3%
NRG Energy, Inc.	872,700	29,506
Pacific Gas & Electric Co. (c)	31,752	282
PG&E Corp. (a)	1,413,650	13,218
		43,006
Independent Power and Renewable Electricity Producers - 1.9%
Vistra Corp.	1,992,765	37,185

TOTAL UTILITIES		80,191

TOTAL COMMON STOCKS
(Cost $1,326,819)		1,889,968

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.14% (d)	28,230,868	28,239
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)	6,549,854	6,551
TOTAL MONEY MARKET FUNDS
(Cost $34,784)		34,790
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,361,603)		1,924,758
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(9,173)
NET ASSETS - 100%		$1,915,585

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $282,000 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
Pacific Gas & Electric Co.	7/27/20	$36

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$775
Fidelity Securities Lending Cash Central Fund	414
Total	$1,189

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$235,237	$235,237	$--	$--
Consumer Discretionary	258,469	258,469	--	--
Consumer Staples	60,212	60,212	--	--
Energy	5,546	5,546	--	--
Financials	58,172	58,172	--	--
Health Care	247,157	247,157	--	--
Industrials	162,948	162,948	--	--
Information Technology	705,762	705,762	--	--
Materials	76,274	76,274	--	--
Utilities	80,191	79,909	282	--
Money Market Funds	34,790	34,790	--	--
Total Investments in Securities:	$1,924,758	$1,924,476	$282	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $6,469) — See accompanying schedule: Unaffiliated issuers (cost $1,326,819)	$1,889,968
Fidelity Central Funds (cost $34,784)	34,790
Total Investment in Securities (cost $1,361,603)		$1,924,758
Receivable for investments sold		11,451
Receivable for fund shares sold		188
Dividends receivable		545
Distributions receivable from Fidelity Central Funds		132
Other receivables		21
Total assets		1,937,095
Liabilities
Payable for investments purchased	$12,038
Payable for fund shares redeemed	1,668
Accrued management fee	922
Other affiliated payables	266
Other payables and accrued expenses	69
Collateral on securities loaned	6,547
Total liabilities		21,510
Net Assets		$1,915,585
Net Assets consist of:
Paid in capital		$1,413,867
Total accumulated earnings (loss)		501,718
Net Assets		$1,915,585
Net Asset Value and Maximum Offering Price
Leveraged Company Stock:
Net Asset Value, offering price and redemption price per share ($1,631,034 ÷ 52,818 shares)		$30.88
Class K:
Net Asset Value, offering price and redemption price per share ($284,551 ÷ 9,176 shares)		$31.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends		$17,854
Special dividends		2,188
Interest		20
Income from Fidelity Central Funds (including $414 from security lending)		1,189
Total income		21,251
Expenses
Management fee	$11,906
Transfer agent fees	2,803
Accounting fees	619
Custodian fees and expenses	42
Independent trustees' fees and expenses	13
Registration fees	47
Audit	59
Legal	22
Miscellaneous	33
Total expenses before reductions	15,544
Expense reductions	(93)
Total expenses after reductions		15,451
Net investment income (loss)		5,800
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(17,442)
Fidelity Central Funds	7
Foreign currency transactions	(142)
Total net realized gain (loss)		(17,577)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	48,336
Fidelity Central Funds	3
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		48,341
Net gain (loss)		30,764
Net increase (decrease) in net assets resulting from operations		$36,564

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,800	$(1,093)
Net realized gain (loss)	(17,577)	44,029
Change in net unrealized appreciation (depreciation)	48,341	(35,293)
Net increase (decrease) in net assets resulting from operations	36,564	7,643
Distributions to shareholders	(2,522)	(382,089)
Share transactions - net increase (decrease)	(410,304)	(136,527)
Total increase (decrease) in net assets	(376,262)	(510,973)
Net Assets
Beginning of period	2,291,847	2,802,820
End of period	$1,915,585	$2,291,847

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Leveraged Company Stock Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.94	$34.31	$37.25	$40.68	$46.90
Income from Investment Operations
Net investment income (loss)A	.08B	(.02)	.02	.19	.41
Net realized and unrealized gain (loss)	.89	.42	3.42C	5.53	(3.77)
Total from investment operations	.97	.40	3.44	5.72	(3.36)
Distributions from net investment income	(.03)	–	(.07)	(.37)	(.40)
Distributions from net realized gain	–	(4.77)	(6.32)	(8.78)	(2.46)
Total distributions	(.03)	(4.77)	(6.38)D	(9.15)	(2.86)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$30.88	$29.94	$34.31	$37.25	$40.68
Total ReturnF	3.24%	1.93%	10.91%C	17.45%	(7.23)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.78%	.78%	.78%	.80%	.80%
Expenses net of fee waivers, if any	.78%	.78%	.78%	.79%	.80%
Expenses net of all reductions	.77%	.78%	.77%	.78%	.80%
Net investment income (loss)	.27%B	(.06)%	.07%	.51%	1.03%
Supplemental Data
Net assets, end of period (in millions)	$1,631	$1,945	$2,372	$2,644	$2,861
Portfolio turnover rateI	31%	53%	67%	100%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.03%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.73%.

 D Total distributions of $6.38 per share is comprised of distributions from net investment income of $.066 and distributions from net realized gain of $6.318 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Leveraged Company Stock Fund Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$30.04	$34.40	$37.34	$40.76	$47.00
Income from Investment Operations
Net investment income (loss)A	.11B	.01	.06	.23	.46
Net realized and unrealized gain (loss)	.91	.42	3.42C	5.55	(3.79)
Total from investment operations	1.02	.43	3.48	5.78	(3.33)
Distributions from net investment income	(.05)	–	(.11)	(.42)	(.45)
Distributions from net realized gain	–	(4.79)	(6.32)	(8.78)	(2.46)
Total distributions	(.05)	(4.79)	(6.42)D	(9.20)	(2.91)
Redemption fees added to paid in capitalA	–	–	–	–E	–E
Net asset value, end of period	$31.01	$30.04	$34.40	$37.34	$40.76
Total ReturnF	3.38%	2.03%	11.01%C	17.60%	(7.14)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.67%	.67%	.68%	.68%
Expenses net of fee waivers, if any	.67%	.67%	.67%	.68%	.68%
Expenses net of all reductions	.66%	.67%	.66%	.67%	.68%
Net investment income (loss)	.38%B	.05%	.18%	.63%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$285	$347	$431	$489	$573
Portfolio turnover rateI	31%	53%	67%	100%	9%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%.

 C Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.06 per share. Excluding this reimbursement, the total return would have been 10.83%.

 D Total distributions of $6.42 per share is comprised of distributions from net investment income of $.106 and distributions from net realized gain of $6.318 per share.

 E Amount represents less than $.005 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Leveraged Company Stock Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Leverage Company Stock and Class K Shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$625,978
Gross unrealized depreciation	(63,361)
Net unrealized appreciation (depreciation)	$562,617
Tax Cost	$1,362,141

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,220
Capital loss carryforward	$(63,119)
Net unrealized appreciation (depreciation) on securities and other investments	$562,617

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(63,119)
Total capital loss carryforward	$(63,119)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31 ,2019
Ordinary Income	$2,522	$ 4,504
Long-term Capital Gains	–	377,586
Total	$2,522	$ 382,090

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Leveraged Company Stock Fund	624,899	976,950

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .58% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Leveraged Company Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Leveraged Company Stock	$2,668.15
Class K	135.04
	$2,803

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Leveraged Company Stock Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Leveraged Company Stock Fund	$26

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Leveraged Company Stock Fund	$5

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $36. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $83 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $1.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Leveraged Company Stock	$2,012	$323,491
Class K	510	58,598
Total	$2,522	$382,089

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Leveraged Company Stock
Shares sold	2,131	2,630	$60,081	$74,697
Reinvestment of distributions	59	10,500	1,907	306,391
Shares redeemed	(14,344)	(17,289)	(405,183)	(490,093)
Net increase (decrease)	(12,154)	(4,159)	$(343,195)	$(109,005)
Class K
Shares sold	871	1,048	$25,731	$29,782
Reinvestment of distributions	16	2,004	510	58,598
Shares redeemed	(3,258)	(4,033)	(93,350)	(115,902)
Net increase (decrease)	(2,371)	(981)	$(67,109)	$(27,522)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Leveraged Company Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Leveraged Company Stock Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel and Bettina Doulton, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds. Ms. Doulton oversees 210 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust[s] or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Leveraged Company Stock Fund
Leveraged Company Stock	.78%
Actual		$1,000.00	$965.60	$3.81
Hypothetical-C		$1,000.00	$1,020.98	$3.92
Class K	.67%
Actual		$1,000.00	$966.00	$3.28
Hypothetical-C		$1,000.00	$1,021.53	$3.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Leveraged Company Stock and Class K designate 100% of the dividends distributed in December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Leveraged Company Stock and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	731,270,873.049	74.499
Against	119,877,953.903	12.213
Abstain	95,115,265.593	9.690
Broker Non-Vote	35,317,083.150	3.598
TOTAL	981,581,175.695	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	319,311,125.238	32.530
Against	548,550,184.858	55.884
Abstain	78,374,111.512	7.984
Broker Non-Vote	35,345,754.087	3.601
TOTAL	981,581,175.695	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

LSF-ANN-0920
1.762413.119

Fidelity® Blue Chip Growth Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Growth Fund	39.45%	18.22%	18.86%
Class K	39.57%	18.35%	19.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$56,258	Fidelity® Blue Chip Growth Fund
$49,285	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2020, the fund's share classes gained about 39% to 40%, outperforming the 29.84% result of the benchmark Russell 1000 Growth Index. The primary contributor to performance versus the benchmark was security selection and overweighting in consumer discretionary. Strong picks in information technology also helped, as did stock selection in the communication services sector – especially within the media & entertainment industry. The biggest individual relative contributor was an overweight position in Tesla (+491%). Also adding value was our overweighting in Nvidia, which gained about 153%. Nvidia and Tesla were among the largest fund holdings, on average. Another key contributor was our out-of-benchmark position in SEA (+248%). Conversely, stock picks in consumer staples and the transportation industry, as well as an underweighting in information technology, hindered relative performance. Our non-benchmark stake in JUUL Labs (-65%) was the fund's largest individual relative detractor. Out-of-benchmark positions in Lyft (-50%) and General Electric (-37%) also detracted notably. We no longer held General Electric by period end but increased the fund’s stake in Lyft. Notable changes in positioning included increased exposure to the consumer discretionary sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Amazon.com, Inc.	9.5
Apple, Inc.	9.4
Microsoft Corp.	6.8
Alphabet, Inc. Class A	4.6
Facebook, Inc. Class A	4.2
NVIDIA Corp.	3.4
Tesla, Inc.	2.9
Marvell Technology Group Ltd.	2.6
Salesforce.com, Inc.	2.2
Visa, Inc. Class A	1.9
47.5

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	39.1
Consumer Discretionary	27.8
Communication Services	14.2
Health Care	9.8
Industrials	3.9

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	98.2%
Convertible Securities	1.8%

 * Foreign investments - 12.4%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value (000s)
COMMUNICATION SERVICES - 14.2%
Entertainment - 3.7%
Activision Blizzard, Inc.	2,791,769	$230,684
CD Projekt RED SA (a)	31,712	3,404
CD Projekt RED SA ADR (a)	706,297	19,568
Electronic Arts, Inc. (a)	186,800	26,455
Netflix, Inc. (a)	1,123,433	549,224
Nintendo Co. Ltd.	63,812	28,065
Nintendo Co. Ltd. ADR	171,800	9,451
Roku, Inc. Class A (a)	491,219	76,085
Sea Ltd. ADR (a)(b)	3,184,289	389,120
Spotify Technology SA (a)	164,234	42,343
Take-Two Interactive Software, Inc. (a)	43,870	7,196
WME Entertainment Parent, LLC Class A (a)(c)(d)(e)	10,172,512	15,157
		1,396,752
Interactive Media & Services - 10.2%
Alphabet, Inc. Class A (a)	1,174,676	1,747,859
CarGurus, Inc. Class A (a)	1,705,591	49,275
Facebook, Inc. Class A (a)	6,171,288	1,565,471
Match Group, Inc. (a)(b)	834,959	85,750
Pinterest, Inc. Class A (a)	147,400	5,054
Snap, Inc. Class A (a)(b)	2,579,552	57,834
Tencent Holdings Ltd.	3,180,947	218,207
Twitter, Inc. (a)	598,300	21,778
Yandex NV Series A (a)	414,029	23,823
Zoominfo Technologies, Inc.	1,638,530	66,967
		3,842,018
Media - 0.0%
The New York Times Co. Class A	245,900	11,346
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	1,029,228	110,519

TOTAL COMMUNICATION SERVICES		5,360,635

CONSUMER DISCRETIONARY - 27.5%
Auto Components - 0.1%
BorgWarner, Inc.	511,824	18,733
Lear Corp.	45,077	4,976
		23,709
Automobiles - 3.0%
Harley-Davidson, Inc. (b)	813,100	21,165
Li Auto, Inc. ADR (a)	582,100	9,314
Tesla, Inc. (a)(b)	764,411	1,093,689
		1,124,168
Distributors - 0.0%
Pool Corp.	38,752	12,273
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	31,213	3,347
Youdao, Inc. ADR (a)	121,300	5,132
		8,479
Hotels, Restaurants & Leisure - 2.4%
Boyd Gaming Corp.	1,758,681	41,628
Caesars Entertainment, Inc. (a)	2,780,101	86,322
Chipotle Mexican Grill, Inc. (a)	163,053	188,352
Churchill Downs, Inc.	449,031	62,200
Darden Restaurants, Inc.	488,557	37,081
Domino's Pizza, Inc.	27,800	10,748
DraftKings, Inc. Class A (a)(b)	202,300	6,752
Evolution Gaming Group AB (f)	356,041	24,265
Hilton Worldwide Holdings, Inc.	495,726	37,204
Kambi Group PLC (a)	354,782	8,526
Las Vegas Sands Corp.	518,503	22,627
Marriott International, Inc. Class A	575,798	48,266
Penn National Gaming, Inc. (a)	3,940,068	133,371
Planet Fitness, Inc. (a)	23,244	1,213
Starbucks Corp.	1,076,565	82,390
Texas Roadhouse, Inc. Class A	769,269	43,225
Vail Resorts, Inc.	227,206	43,630
Wingstop, Inc.	150,113	23,455
Wynn Resorts Ltd.	273,571	19,815
		921,070
Household Durables - 0.9%
D.R. Horton, Inc.	296,315	19,604
iRobot Corp. (a)(b)	506,418	36,812
KB Home	532,539	17,915
Leggett & Platt, Inc.	178,005	7,136
Lennar Corp. Class A	476,181	34,452
NVR, Inc. (a)	3,985	15,662
PulteGroup, Inc.	197,500	8,611
Sony Corp. sponsored ADR	452,052	35,242
Taylor Morrison Home Corp. (a)	1,688,071	39,585
Tempur Sealy International, Inc. (a)	408,889	33,100
Toll Brothers, Inc.	860,627	32,876
TRI Pointe Homes, Inc. (a)	2,380,190	39,797
Whirlpool Corp.	48,500	7,911
		328,703
Internet & Direct Marketing Retail - 12.9%
Alibaba Group Holding Ltd. sponsored ADR (a)	997,356	250,356
Amazon.com, Inc. (a)	1,132,834	3,585,055
Chewy, Inc. (a)(b)	72,322	3,796
Delivery Hero AG (a)(f)	176,042	20,272
eBay, Inc.	491,351	27,162
Expedia, Inc.	629,546	51,000
Farfetch Ltd. Class A (a)(b)	1,348,699	34,567
Fiverr International Ltd. (a)	265,574	24,813
JD.com, Inc.:
Class A	333,073	10,348
sponsored ADR (a)	676,711	43,167
Kogan.Com Ltd.	916,093	10,904
MercadoLibre, Inc. (a)	116,726	131,272
Ocado Group PLC (a)	816,569	21,944
Pinduoduo, Inc. ADR (a)	2,615,691	240,120
The Booking Holdings, Inc. (a)	111,869	185,941
The Honest Co., Inc. (a)(d)(e)	150,143	2,485
The RealReal, Inc. (a)(b)	3,546,914	48,380
Wayfair LLC Class A (a)	640,912	170,540
		4,862,122
Leisure Products - 0.5%
Bafang Electric Suzhou Co. Ltd. (A Shares)	167,500	3,832
BRP, Inc.	247,836	11,102
Callaway Golf Co.	687,511	13,097
Peloton Interactive, Inc. Class A (a)	1,593,415	108,703
Polaris, Inc.	72,199	7,482
Vista Outdoor, Inc. (a)	1,888,293	32,384
		176,600
Multiline Retail - 0.5%
Dollar General Corp.	184,173	35,067
Dollar Tree, Inc. (a)	959,808	89,598
Nordstrom, Inc. (b)	226,392	3,099
Ollie's Bargain Outlet Holdings, Inc. (a)	246,635	25,921
Target Corp.	179,187	22,556
		176,241
Specialty Retail - 4.3%
Advance Auto Parts, Inc.	24,233	3,638
Bed Bath & Beyond, Inc. (b)	281,248	3,043
Burlington Stores, Inc. (a)	416,383	78,280
Carvana Co. Class A (a)(b)	1,686,655	261,347
Dick's Sporting Goods, Inc.	533,997	24,361
Five Below, Inc. (a)	641,849	69,904
Floor & Decor Holdings, Inc. Class A (a)	1,790,694	118,007
Gap, Inc. (b)	1,356,260	18,133
Lowe's Companies, Inc.	3,495,413	520,502
Michaels Companies, Inc. (a)	2,343,100	16,823
RH (a)(b)	672,977	193,434
The Home Depot, Inc.	1,028,366	273,021
Vroom, Inc.	162,548	9,621
Williams-Sonoma, Inc.	249,905	21,772
		1,611,886
Textiles, Apparel & Luxury Goods - 2.9%
adidas AG	281,435	77,542
Allbirds, Inc. (a)(d)(e)	181,080	1,865
Anta Sports Products Ltd.	305,151	2,894
Aritzia LP (a)	809,510	10,715
Crocs, Inc. (a)	2,397,881	86,180
Deckers Outdoor Corp. (a)	295,735	61,883
lululemon athletica, Inc. (a)	1,516,124	493,635
LVMH Moet Hennessy Louis Vuitton SE	102,609	44,619
Moncler SpA	857,670	32,936
NIKE, Inc. Class B	2,293,061	223,826
PVH Corp.	694,527	33,796
Tory Burch LLC (a)(c)(d)(e)	293,611	16,486
VF Corp.	253,629	15,309
		1,101,686

TOTAL CONSUMER DISCRETIONARY		10,346,937

CONSUMER STAPLES - 2.1%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)(b)	87,571	70,971
Keurig Dr. Pepper, Inc.	1,293,170	39,558
Monster Beverage Corp. (a)	829,920	65,132
		175,661
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. (a)	1,577,970	63,198
Costco Wholesale Corp.	283,670	92,343
Kroger Co.	1,394,740	48,523
Performance Food Group Co. (a)	962,776	26,977
Zur Rose Group AG (a)	24,250	6,695
		237,736
Food Products - 0.1%
Act II Global Acquisition Corp. Class A (a)(b)	1,883,215	13,070
Freshpet, Inc. (a)	99,121	9,521
JDE Peet's BV	451,244	20,066
		42,657
Household Products - 0.7%
Clorox Co. (b)	369,165	87,311
Procter & Gamble Co.	1,018,998	133,611
Reckitt Benckiser Group PLC	258,071	25,877
		246,799
Personal Products - 0.1%
Herbalife Nutrition Ltd. (a)	935,198	47,920
Tobacco - 0.1%
JUUL Labs, Inc.:
Class A (a)(d)(e)	21,148	2,127
Class B (a)(d)(e)	6,625	666
Swedish Match Co. AB	434,366	33,294
		36,087

TOTAL CONSUMER STAPLES		786,860

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Occidental Petroleum Corp. warrants 8/3/27 (a)	23,387	131
Reliance Industries Ltd.	7,638,838	210,761
Reliance Industries Ltd. (a)	509,255	8,002
Reliance Industries Ltd. sponsored GDR (f)	384,448	21,183
		240,077
FINANCIALS - 0.9%
Banks - 0.0%
Kotak Mahindra Bank Ltd.	779,186	14,204
Capital Markets - 0.5%
BlackRock, Inc. Class A	78,365	45,061
Goldman Sachs Group, Inc.	85,662	16,958
Insurance Acquisition Corp. Class A (a)(g)	1,235,586	13,233
London Stock Exchange Group PLC	162,889	17,993
Moody's Corp.	22,184	6,240
Morgan Stanley	365,483	17,865
MSCI, Inc.	133,861	50,329
Open Lending Corp. (a)(b)	214,600	3,640
		171,319
Consumer Finance - 0.2%
Ally Financial, Inc.	1,848,175	37,148
Capital One Financial Corp.	435,313	27,773
Discover Financial Services	200,550	9,913
Synchrony Financial	126,182	2,792
		77,626
Diversified Financial Services - 0.0%
dMY Technology Group, Inc. (a)	824,869	8,731
Insurance - 0.1%
eHealth, Inc. (a)(b)	762,658	52,730
Thrifts & Mortgage Finance - 0.1%
Housing Development Finance Corp. Ltd.	697,722	16,595

TOTAL FINANCIALS		341,205

HEALTH CARE - 9.6%
Biotechnology - 3.3%
ACADIA Pharmaceuticals, Inc. (a)	364,078	15,135
Acceleron Pharma, Inc. (a)	430,964	42,739
ADC Therapeutics SA (a)	292,082	13,582
Agios Pharmaceuticals, Inc. (a)	368,505	16,701
Aimmune Therapeutics, Inc. (a)(b)	637,298	8,419
Akouos, Inc. (a)	244,520	4,780
Allakos, Inc. (a)(b)	78,418	5,887
Alnylam Pharmaceuticals, Inc. (a)	791,603	115,384
Annexon, Inc. (a)(b)	465,700	8,490
Arcutis Biotherapeutics, Inc. (a)	372,349	9,942
Argenx SE ADR (a)	81,111	18,666
Ascendis Pharma A/S sponsored ADR (a)	438,046	60,280
Avidity Biosciences, Inc.	206,525	5,822
BeiGene Ltd. (a)	575,000	9,459
BeiGene Ltd. ADR (a)	133,725	27,949
BioNTech SE:
ADR (a)	78,663	6,459
rights 8/14/20 (a)	41,863	0
BioXcel Therapeutics, Inc. (a)	70,300	3,189
Bridgebio Pharma, Inc. (a)(b)	145,096	4,083
Cibus Corp.:
Series C (a)(c)(d)(e)	3,045,600	5,093
Series D (a)(c)(d)(e)	1,716,640	2,146
Coherus BioSciences, Inc. (a)(b)	559,224	9,837
Crinetics Pharmaceuticals, Inc. (a)	319,122	4,429
CytomX Therapeutics, Inc. (a)(f)	378,621	2,654
FibroGen, Inc. (a)	427,074	17,284
Forma Therapeutics Holdings, Inc.	163,146	5,704
Fusion Pharmaceuticals, Inc. (a)	273,738	3,767
Generation Bio Co.	85,861	1,686
Generation Bio Co.	565,648	9,998
Global Blood Therapeutics, Inc. (a)	899,959	60,729
Immunomedics, Inc. (a)	196,249	8,288
Insmed, Inc. (a)	226,434	5,914
Intercept Pharmaceuticals, Inc. (a)	172,658	7,880
Ionis Pharmaceuticals, Inc. (a)	150,764	8,678
Karuna Therapeutics, Inc. (a)	184,335	15,079
Mirati Therapeutics, Inc. (a)	57,300	6,951
Moderna, Inc. (a)	358,827	26,589
Morphic Holding, Inc. (a)	182,004	4,097
Myovant Sciences Ltd. (a)	766,966	11,658
Neurocrine Biosciences, Inc. (a)	461,838	55,587
Nkarta, Inc. (a)(b)	134,474	3,463
Principia Biopharma, Inc. (a)	187,280	15,657
Protagonist Therapeutics, Inc. (a)	206,665	3,251
Regeneron Pharmaceuticals, Inc. (a)	532,911	336,837
Relay Therapeutics, Inc. (a)	157,300	5,578
Revolution Medicines, Inc.	343,637	8,289
Sage Therapeutics, Inc. (a)	555,679	25,322
Sarepta Therapeutics, Inc. (a)	522,071	80,148
Seattle Genetics, Inc. (a)	109,626	18,228
Turning Point Therapeutics, Inc. (a)	536,704	31,789
Vaxcyte, Inc.	386,624	12,144
Viela Bio, Inc.	57,486	2,105
Xencor, Inc. (a)	401,202	12,072
Zai Lab Ltd. ADR (a)	499,083	37,985
		1,243,882
Health Care Equipment & Supplies - 3.2%
Atricure, Inc. (a)	65,649	2,679
Axonics Modulation Technologies, Inc. (a)	770,439	32,636
Becton, Dickinson & Co.	651,728	183,357
Danaher Corp.	125,659	25,609
DexCom, Inc. (a)	413,958	180,295
Hologic, Inc. (a)	632,942	44,167
InMode Ltd. (a)(b)	459,442	14,868
Insulet Corp. (a)	336,069	68,343
Intuitive Surgical, Inc. (a)	402,478	275,875
Masimo Corp. (a)	194,896	42,901
Novocure Ltd. (a)	256,650	19,452
Quidel Corp. (a)(b)	570,546	161,162
Shockwave Medical, Inc. (a)	847,644	41,806
Tandem Diabetes Care, Inc. (a)	710,774	74,247
West Pharmaceutical Services, Inc.	151,561	40,750
		1,208,147
Health Care Providers & Services - 1.0%
1Life Healthcare, Inc. (a)(b)	650,677	19,267
Alignment Healthcare Partners unit (d)(e)	289,571	4,621
Cigna Corp.	125,895	21,741
Guardant Health, Inc. (a)	403,913	34,405
Humana, Inc.	262,360	102,963
UnitedHealth Group, Inc.	682,823	206,745
		389,742
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)	268,550	26,417
Berkeley Lights, Inc. (a)	47,500	2,849
Eurofins Scientific SA	9,563	6,216
Nanostring Technologies, Inc. (a)	313,915	11,335
Thermo Fisher Scientific, Inc.	348,166	144,123
		190,940
Pharmaceuticals - 1.6%
AstraZeneca PLC sponsored ADR	2,661,101	148,436
Chiasma, Inc. warrants 12/16/24 (a)	55,391	49
Eli Lilly & Co.	1,060,273	159,348
Hansoh Pharmaceutical Group Co. Ltd. (a)(f)	2,453,173	10,604
Horizon Pharma PLC (a)	507,896	31,078
Intra-Cellular Therapies, Inc. (a)	450,141	8,924
MyoKardia, Inc. (a)	121,912	10,988
Nektar Therapeutics (a)	859,654	19,050
OptiNose, Inc. (a)	892,511	4,547
Roche Holding AG (participation certificate)	91,607	31,729
Royalty Pharma PLC	261,033	11,237
Zoetis, Inc. Class A	979,748	148,608
		584,598

TOTAL HEALTH CARE		3,617,309

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.2%
Avon Rubber PLC	164,272	7,139
Axon Enterprise, Inc. (a)	238,518	19,828
Space Exploration Technologies Corp.:
Class A (a)(d)(e)	242,545	65,487
Class C (a)(d)(e)	2,783	751
		93,205
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	303,673	22,782
Airlines - 0.1%
Spirit Airlines, Inc. (a)(b)	1,320,652	20,880
Building Products - 0.0%
Fortune Brands Home & Security, Inc.	174,983	13,386
The AZEK Co., Inc.	177,506	6,124
		19,510
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	384,389	35,844
HNI Corp.	182,590	5,423
HomeServe PLC	1,459,432	25,370
Knoll, Inc.	508,253	5,952
Steelcase, Inc. Class A	638,274	6,849
		79,438
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	896,690	38,405
Electrical Equipment - 0.1%
Sensata Technologies, Inc. PLC (a)	559,414	21,247
Machinery - 0.1%
Nikola Corp. (a)(b)	1,921,612	57,648
Professional Services - 0.3%
Equifax, Inc.	446,838	72,638
Manpower, Inc.	373,469	25,691
		98,329
Road & Rail - 2.6%
Knight-Swift Transportation Holdings, Inc. Class A	1,218,818	53,006
Lyft, Inc. (a)(b)	15,210,014	444,589
Uber Technologies, Inc. (a)	16,054,551	485,811
		983,406

TOTAL INDUSTRIALS		1,434,850

INFORMATION TECHNOLOGY - 38.7%
Electronic Equipment & Components - 0.7%
Flextronics International Ltd. (a)	1,749,215	20,098
FLIR Systems, Inc.	934,155	38,917
II-VI, Inc. (a)(b)	3,156,334	160,089
Jabil, Inc.	1,715,408	59,799
		278,903
IT Services - 6.5%
Alliance Data Systems Corp.	325,002	14,417
Endava PLC ADR (a)	282,365	14,584
MasterCard, Inc. Class A	1,727,357	532,941
MongoDB, Inc. Class A (a)	231,932	53,131
PayPal Holdings, Inc. (a)	2,211,335	433,576
Repay Holdings Corp. (a)	627,101	13,878
Riskified Ltd. (d)(e)	367,600	3,497
Riskified Ltd. warrants (a)(d)(e)	3,105	0
Shopify, Inc. Class A (a)	274,613	280,831
Square, Inc. (a)	627,500	81,481
Twilio, Inc. Class A (a)	868,717	240,999
Visa, Inc. Class A	3,716,503	707,622
Wix.com Ltd. (a)	253,765	73,714
		2,450,671
Semiconductors & Semiconductor Equipment - 9.2%
Advanced Micro Devices, Inc. (a)	3,375,752	261,384
Cirrus Logic, Inc. (a)	301,775	20,681
Enphase Energy, Inc. (a)	612,518	36,972
Inphi Corp. (a)	59,886	7,825
Lam Research Corp.	63,640	24,002
Lattice Semiconductor Corp. (a)(b)	675,158	20,991
Marvell Technology Group Ltd.	26,560,805	968,673
MediaTek, Inc.	735,000	17,548
Micron Technology, Inc. (a)	3,464,435	173,412
Monolithic Power Systems, Inc.	15,000	3,975
NVIDIA Corp.	3,032,099	1,287,399
NXP Semiconductors NV	4,091,606	480,886
ON Semiconductor Corp. (a)	531,100	10,941
SolarEdge Technologies, Inc. (a)	187,009	32,745
STMicroelectronics NV (NY Shares) unit	750,367	20,965
Synaptics, Inc. (a)	176,476	14,122
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	271,100	21,387
Universal Display Corp.	223,210	38,939
Xilinx, Inc.	326,896	35,092
		3,477,939
Software - 12.9%
Adobe, Inc. (a)	1,169,578	519,667
Atom Tickets LLC (a)(c)(d)(e)	1,204,239	1,614
Avalara, Inc. (a)	168,318	22,630
Bill.Com Holdings, Inc. (a)(b)	361,550	33,664
Cloudflare, Inc. (a)	1,154,477	48,049
Coupa Software, Inc. (a)	175,934	53,915
Crowdstrike Holdings, Inc. (a)	658,594	74,553
DocuSign, Inc. (a)	255,544	55,410
Dynatrace, Inc.	352,252	14,735
Elastic NV (a)	656,870	63,184
Epic Games, Inc. (d)(e)	6,131	3,525
Five9, Inc. (a)	165,440	19,988
HubSpot, Inc. (a)	216,644	50,827
Lightspeed POS, Inc. (a)	1,275,305	36,028
Microsoft Corp.	12,463,745	2,555,192
Paycom Software, Inc. (a)	113,721	32,339
Ping Identity Holding Corp. (a)	331,478	11,390
RingCentral, Inc. (a)(b)	265,697	77,124
Salesforce.com, Inc. (a)	4,224,250	823,095
ServiceNow, Inc. (a)	298,736	131,205
Slack Technologies, Inc. Class A (a)(b)	802,900	23,726
Smartsheet, Inc. (a)	134,526	6,422
Snowflake Computing, Inc. Class B (d)(e)	22,447	870
Tanium, Inc. Class B (a)(d)(e)	554,900	6,323
The Trade Desk, Inc. (a)(b)	251,149	113,349
Workday, Inc. Class A (a)	135,844	24,577
Zoom Video Communications, Inc. Class A (a)(b)	166,638	42,311
		4,845,712
Technology Hardware, Storage & Peripherals - 9.4%
Apple, Inc.	8,284,096	3,521,072

TOTAL INFORMATION TECHNOLOGY		14,574,297

MATERIALS - 0.3%
Chemicals - 0.2%
The Chemours Co. LLC	3,850,398	71,348
Metals & Mining - 0.1%
ArcelorMittal SA Class A unit (a)	1,109,147	12,167
Barrick Gold Corp.	132,500	3,831
Lundin Mining Corp.	78,667	440
MMC Norilsk Nickel PJSC sponsored ADR	142,400	3,741
		20,179

TOTAL MATERIALS		91,527

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(d)(e)	4,367,660	45,686
Douglas Emmett, Inc.	287,726	8,384
Equinix, Inc.	28,568	22,440
		76,510
Real Estate Management & Development - 0.2%
Redfin Corp. (a)(b)	1,795,998	74,678

TOTAL REAL ESTATE		151,188

TOTAL COMMON STOCKS
(Cost $15,925,175)		36,944,885

Preferred Stocks - 1.9%
Convertible Preferred Stocks - 1.8%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (d)(e)	2,276,313	35,260
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(c)(d)(e)	68,723	9,415
Series 4 (a)(c)(d)(e)	6,272	878
Series 5 (a)(c)(d)(e)	25,187	3,590
Topgolf International, Inc. Series F (a)(d)(e)	415,730	5,271
		19,154
Internet & Direct Marketing Retail - 0.1%
Reddit, Inc. Series B (a)(d)(e)	524,232	26,070
The Honest Co., Inc.:
Series C (a)(d)(e)	350,333	13,540
Series D (a)(d)(e)	77,448	3,544
Series E (a)(d)(e)	551,397	10,807
		53,961
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	71,465	736
Series B (a)(d)(e)	12,560	129
Series C (a)(d)(e)	119,995	1,236
Series Seed (a)(d)(e)	38,400	396
		2,497
TOTAL CONSUMER DISCRETIONARY		110,872
CONSUMER STAPLES - 0.9%
Food & Staples Retailing - 0.2%
Blink Health LLC Series C (d)(e)	89,676	3,424
Roofoods Ltd. Series F (a)(d)(e)	41,941	14,575
Sweetgreen, Inc.:
Series C (d)(e)	15,004	223
Series D (d)(e)	241,354	3,591
Series H (a)(d)(e)	3,242,523	48,249
Series I (d)(e)	568,842	8,464
		78,526
Food Products - 0.0%
Agbiome LLC Series C (a)(d)(e)	1,091,300	6,912
Tobacco - 0.7%
JUUL Labs, Inc.:
Series C (a)(d)(e)	2,570,575	258,523
Series D (a)(d)(e)	13,822	1,390
Series E (a)(d)(e)	14,959	1,504
		261,417
TOTAL CONSUMER STAPLES		346,855
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D (d)(e)	606,719	6,532
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(d)(e)	800,982	8,370
Immunocore Ltd. Series A (a)(d)(e)	11,275	1,758
Nuvation Bio, Inc. Series A (a)(d)(e)(h)	8,221,300	7,728
		17,856
Health Care Providers & Services - 0.0%
Mulberry Health, Inc. Series A-8 (a)(d)(e)	2,728,716	12,411
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(d)(e)	3,301	1,592
TOTAL HEALTH CARE		31,859
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Space Exploration Technologies Corp.:
Series G (a)(d)(e)	97,277	26,265
Series H (a)(d)(e)	25,767	6,957
		33,222
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(d)(e)	692,196	1,322
TOTAL INDUSTRIALS		34,544
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(d)(e)	133,922	23,416
Starry, Inc.:
Series C (a)(d)(e)	5,833,836	8,342
Series D (a)(d)(e)	6,810,656	9,739
		41,497
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(d)(e)	646,522	20
Riskified Ltd. Series E (d)(e)	370,000	3,520
		3,540
Software - 0.3%
ACV Auctions, Inc. Series E (d)(e)	866,184	5,128
Bird Rides, Inc.:
Series C (a)(d)(e)	2,114,013	22,028
Series D (d)(e)	265,200	2,763
Compass, Inc. Series E (a)(d)(e)	53,263	6,731
Dataminr, Inc. Series D (a)(d)(e)	277,250	3,050
Delphix Corp. Series D (a)(d)(e)	675,445	3,431
Jet.Com, Inc. Series B1 (Escrow) (a)(d)(e)	2,928,086	0
Malwarebytes Corp. Series B (a)(d)(e)	1,056,193	21,515
Taboola.Com Ltd. Series E (a)(d)(e)	634,902	21,606
UiPath, Inc.:
Series A1 (a)(d)(e)	384,849	7,156
Series B1 (a)(d)(e)	19,170	356
Series B2 (a)(d)(e)	95,481	1,775
		95,539
TOTAL INFORMATION TECHNOLOGY		140,576

TOTAL CONVERTIBLE PREFERRED STOCKS		671,238

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (d)(e)	50,654,200	1,013
Series 1D (d)(e)	85,315,542	1,706
Waymo LLC Series A2 (d)(e)	81,316	6,982
		9,701
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.0%
Oak Street Health LLC Series III-E (c)(d)	31,992	8,988
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(d)(e)	29,758	14,352
TOTAL HEALTH CARE		23,340

TOTAL NONCONVERTIBLE PREFERRED STOCKS		33,041

TOTAL PREFERRED STOCKS
(Cost $396,661)		704,279
	Principal Amount (000s)	Value (000s)

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (d)(e)	2,433	2,433
4% 6/12/27 (d)(e)	647	647
TOTAL CONVERTIBLE BONDS
(Cost $3,080)		3,080
	Shares	Value (000s)

Money Market Funds - 2.2%
Fidelity Cash Central Fund 0.14% (i)	6,394,040	6,396
Fidelity Securities Lending Cash Central Fund 0.13% (i)(j)	833,624,055	833,707
TOTAL MONEY MARKET FUNDS
(Cost $840,103)		840,103
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $17,165,019)		38,492,347
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(845,062)
NET ASSETS - 100%		$37,647,285

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $885,758,000 or 2.4% of net assets.

 (e) Level 3 security

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $78,978,000 or 0.2% of net assets.

 (g) Affiliated company

 (h) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (i) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (j) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost (000s)
23andMe, Inc. Series F	8/31/17	$11,121
ACV Auctions, Inc. Series E	11/6/19	$4,790
Agbiome LLC Series C	6/29/18	$6,912
Alignment Healthcare Partners unit	2/28/20	$3,509
Allbirds, Inc.	10/9/18	$1,986
Allbirds, Inc. Series A	10/9/18	$784
Allbirds, Inc. Series B	10/9/18	$138
Allbirds, Inc. Series C	10/9/18	$1,316
Allbirds, Inc. Series Seed	10/9/18	$421
Ant International Co. Ltd. Class C	5/16/18	$24,503
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Atom Tickets LLC	8/15/17	$7,000
Bird Rides, Inc. Series C	12/21/18	$24,830
Bird Rides, Inc. Series D	9/30/19	$3,426
Blink Health LLC Series C	11/7/19	$3,423
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$9,831
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$1,360
Cibus Corp. Series C	2/16/18	$6,396
Cibus Corp. Series D	5/10/19	$2,146
Compass, Inc. Series E	11/3/17	$3,594
ContextLogic, Inc. Series G	10/24/17	$18,017
Dataminr, Inc. Series D	3/6/15	$3,535
Delphix Corp. Series D	7/10/15	$6,079
Epic Games, Inc.	7/30/20	$3,525
Immunocore Ltd. Series A	7/27/15	$2,122
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc.	11/21/17	$0
JUUL Labs, Inc. Class A	12/20/17 - 7/16/18	$453
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$321
Malwarebytes Corp. Series B	12/21/15	$10,958
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$9,415
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	$878
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	$ 3,590
Mulberry Health, Inc. Series A-8	1/20/16	$18,432
Neutron Holdings, Inc. Series 1C	7/3/18	$9,262
Neutron Holdings, Inc. Series 1D	1/25/19	$20,689
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$2,433
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$647
Nuvation Bio, Inc. Series A	6/17/19	$6,342
Oak Street Health LLC Series III-E	2/21/20	$5,000
Reddit, Inc. Series B	7/26/17	$7,442
Riskified Ltd.	12/20/19 - 4/15/20	$3,324
Riskified Ltd. Series E	10/28/19	$3,520
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$35,260
Roofoods Ltd. Series F	9/12/17	$14,829
Snowflake Computing, Inc. Class B	3/19/20	$871
Sonder Holdings, Inc. Series D	12/20/19	$6,368
Space Exploration Technologies Corp. Class A	10/16/15 - 9/11/17	$23,515
Space Exploration Technologies Corp. Class C	9/11/17	$376
Space Exploration Technologies Corp. Series G	1/20/15	$7,535
Space Exploration Technologies Corp. Series H	8/4/17	$3,479
Starry, Inc. Series C	12/8/17	$5,379
Starry, Inc. Series D	3/6/19 - 7/30/20	$9,739
Sweetgreen, Inc. Series C	9/13/19	$257
Sweetgreen, Inc. Series D	9/13/19	$4,127
Sweetgreen, Inc. Series H	11/9/18	$42,282
Sweetgreen, Inc. Series I	9/13/19	$9,727
Taboola.Com Ltd. Series E	12/22/14	$6,619
Tanium, Inc. Class B	4/21/17	$2,755
The Honest Co., Inc.	8/21/14	$4,062
The Honest Co., Inc. Series C	8/21/14	$9,479
The Honest Co., Inc. Series D	8/3/15	$3,544
The Honest Co., Inc. Series E	9/28/17	$10,810
Topgolf International, Inc. Series F	11/10/17	$5,751
Tory Burch LLC	5/14/15	$20,890
UiPath, Inc. Series A1	6/14/19	$5,048
UiPath, Inc. Series B1	6/14/19	$251
UiPath, Inc. Series B2	6/14/19	$1,252
Waymo LLC Series A2	5/8/20	$6,982
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$19,025
YourPeople, Inc. Series C	5/1/15	$10,314

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$107
Fidelity Securities Lending Cash Central Fund	12,694
Total	$12,801

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Insurance Acquisition Corp. Class A	$--	$15,191	$19	$--	$--	$(1,939)	$13,233
Total	$--	$15,191	$19	$--	$--	$(1,939)	$13,233

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$5,360,635	$5,099,206	$246,272	$15,157
Consumer Discretionary	10,467,510	10,281,482	44,619	141,409
Consumer Staples	1,133,715	758,190	25,877	349,648
Energy	240,077	240,077	--	--
Financials	347,737	323,212	17,993	6,532
Health Care	3,672,508	3,563,673	50,764	58,071
Industrials	1,469,394	1,368,612	--	100,782
Information Technology	14,714,873	14,558,468	--	156,405
Materials	91,527	91,527	--	--
Real Estate	151,188	105,502	--	45,686
Corporate Bonds	3,080	--	--	3,080
Money Market Funds	840,103	840,103	--	--
Total Investments in Securities:	$38,492,347	$37,230,052	$385,525	$876,770

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

(Amounts in thousands)
Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$833,380
Net Realized Gain (Loss) on Investment Securities	11,992
Net Unrealized Gain (Loss) on Investment Securities	(501,266)
Cost of Purchases	17,534
Proceeds of Sales	(11,992)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$349,648
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(501,266)
Other Investments in Securities
Beginning Balance	$534,410
Net Realized Gain (Loss) on Investment Securities	(12)
Net Unrealized Gain (Loss) on Investment Securities	(10,405)
Cost of Purchases	72,046
Proceeds of Sales	(1,207)
Amortization/Accretion	--
Transfers into Level 3	39,341
Transfers out of Level 3	(107,051)
Ending Balance	$527,122
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(10,405)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.6%
Cayman Islands	3.4%
Bermuda	2.6%
Netherlands	1.8%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $810,721) — See accompanying schedule: Unaffiliated issuers (cost $16,309,744)	$37,639,011
Fidelity Central Funds (cost $840,103)	840,103
Other affiliated issuers (cost $15,172)	13,233
Total Investment in Securities (cost $17,165,019)		$38,492,347
Cash		586
Restricted cash		529
Receivable for investments sold		452,294
Receivable for fund shares sold		44,629
Dividends receivable		7,900
Interest receivable		19
Distributions receivable from Fidelity Central Funds		1,109
Prepaid expenses		10
Other receivables		1,429
Total assets		39,000,852
Liabilities
Payable for investments purchased
Regular delivery	$448,718
Delayed delivery	3,171
Payable for fund shares redeemed	36,185
Accrued management fee	20,643
Other affiliated payables	3,442
Other payables and accrued expenses	7,738
Collateral on securities loaned	833,670
Total liabilities		1,353,567
Net Assets		$37,647,285
Net Assets consist of:
Paid in capital		$14,828,896
Total accumulated earnings (loss)		22,818,389
Net Assets		$37,647,285
Net Asset Value and Maximum Offering Price
Blue Chip Growth:
Net Asset Value, offering price and redemption price per share ($31,022,638 ÷ 224,607 shares)		$138.12
Class K:
Net Asset Value, offering price and redemption price per share ($6,624,647 ÷ 47,830 shares)		$138.50

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends		$170,365
Interest		19
Income from Fidelity Central Funds (including $12,694 from security lending)		12,801
Total income		183,185
Expenses
Management fee
Basic fee	$157,200
Performance adjustment	31,176
Transfer agent fees	34,670
Accounting fees	1,986
Custodian fees and expenses	386
Independent trustees' fees and expenses	180
Registration fees	501
Audit	127
Legal	68
Interest	127
Miscellaneous	384
Total expenses before reductions	226,805
Expense reductions	(1,243)
Total expenses after reductions		225,562
Net investment income (loss)		(42,377)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,023,384
Redemptions in-kind with affiliated entities	135,027
Fidelity Central Funds	20
Foreign currency transactions	(148)
Total net realized gain (loss)		2,158,283
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $5,821)	8,362,413
Other affiliated issuers	(1,939)
Assets and liabilities in foreign currencies	133
Total change in net unrealized appreciation (depreciation)		8,360,607
Net gain (loss)		10,518,890
Net increase (decrease) in net assets resulting from operations		$10,476,513

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(42,377)	$(5,839)
Net realized gain (loss)	2,158,283	1,736,350
Change in net unrealized appreciation (depreciation)	8,360,607	509,431
Net increase (decrease) in net assets resulting from operations	10,476,513	2,239,942
Distributions to shareholders	(1,088,560)	(1,427,021)
Share transactions - net increase (decrease)	(79,561)	1,142,357
Total increase (decrease) in net assets	9,308,392	1,955,278
Net Assets
Beginning of period	28,338,893	26,383,615
End of period	$37,647,285	$28,338,893

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$103.05	$99.75	$83.20	$69.52	$75.25
Income from Investment Operations
Net investment income (loss)A	(.17)	(.04)	.11B	.11	.09
Net realized and unrealized gain (loss)	39.23	8.65	20.20	16.30	(2.16)
Total from investment operations	39.06	8.61	20.31	16.41	(2.07)
Distributions from net investment income	–	(.11)	(.08)	(.15)	(.03)
Distributions from net realized gain	(3.99)	(5.20)	(3.68)	(2.58)	(3.63)
Total distributions	(3.99)	(5.31)	(3.76)	(2.73)	(3.66)
Net asset value, end of period	$138.12	$103.05	$99.75	$83.20	$69.52
Total ReturnC	39.45%	9.09%	25.21%	24.48%	(2.59)%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.80%	.72%	.70%	.82%
Expenses net of fee waivers, if any	.79%	.80%	.72%	.70%	.82%
Expenses net of all reductions	.78%	.80%	.72%	.69%	.82%
Net investment income (loss)	(.16)%	(.04)%	.12%B	.15%	.13%
Supplemental Data
Net assets, end of period (in millions)	$31,023	$23,023	$20,714	$16,993	$14,230
Portfolio turnover rateF	49%G	45%G	41%G	43%G	50%G

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .02%.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Blue Chip Growth Fund Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$103.24	$99.92	$83.34	$69.67	$75.36
Income from Investment Operations
Net investment income (loss)A	(.08)	.05	.20B	.19	.16
Net realized and unrealized gain (loss)	39.33	8.66	20.22	16.32	(2.15)
Total from investment operations	39.25	8.71	20.42	16.51	(1.99)
Distributions from net investment income	–	(.19)	(.16)	(.27)	(.07)
Distributions from net realized gain	(3.99)	(5.20)	(3.68)	(2.58)	(3.63)
Total distributions	(3.99)	(5.39)	(3.84)	(2.84)C	(3.70)
Net asset value, end of period	$138.50	$103.24	$99.92	$83.34	$69.67
Total ReturnD	39.57%	9.20%	25.33%	24.63%	(2.47)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.70%	.62%	.59%	.70%
Expenses net of fee waivers, if any	.69%	.70%	.62%	.59%	.70%
Expenses net of all reductions	.69%	.70%	.62%	.58%	.70%
Net investment income (loss)	(.07)%	.05%	.22%B	.26%	.25%
Supplemental Data
Net assets, end of period (in millions)	$6,625	$5,316	$5,669	$5,665	$5,158
Portfolio turnover rateG	49%H	45%H	41%H	43%H	50%H

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .12%.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $2.576 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Blue Chip Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$873,690	Market approach	Transaction price	$0.02 - $575.00 / $123.38	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market comparable	Transaction price	$0.77 - $411.85 / $155.53	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	11.8	Increase
			Discount rate	0.8% - 75.0% / 18.3%	Decrease
			Enterprise value/Sales multiple (EV/S)	1.2 - 20.1 / 6.3	Increase
			Discount for lack of marketability	10.0% - 20.0% / 10.9%	Decrease
			Premium rate	5.7% - 172.9% / 67.5%	Increase
			Liquidity preference	$19.60 - $142.52 / $96.64	Increase
			Conversion ratio	1.0	Increase
Corporate Bonds	$3,080	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $1,093 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$21,782,807
Gross unrealized depreciation	(548,679)
Net unrealized appreciation (depreciation)	$21,234,128
Tax Cost	$17,258,219

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,618,571
Net unrealized appreciation (depreciation) on securities and other investments	$21,234,201

The Fund intends to elect to defer to its next fiscal year $27,469 of ordinary losses recognized during the period January 1, 2020 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$–	$ 33,263
Long-term Capital Gains	1,088,560	1,393,758
Total	$1,088,560	$ 1,427,021

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $63,896 in these Subsidiaries, representing .17% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth Fund	14,643,430	15,382,835

Unaffiliated Redemptions In-Kind. During the period, 1,998 shares of the Fund were redeemed in-kind for investments and cash with a value of $233,639. The net realized gain of $153,466 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the period, shares of the Fidelity Blue Chip Growth Fund were redeemed in-kind for investments. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Blue Chip Growth Fund in-kind transactions, please refer to the Fidelity Blue Chip Growth Fund prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Blue Chip Growth as compared to its benchmark index, the Russell 1000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .64% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Blue Chip Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Blue Chip Growth	$32,310.13
Class K	2,360.04
	$34,670

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Growth Fund	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth Fund	$385

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	Borrower	$18,725	1.47%	$117

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 2,673 shares of the Fund were redeemed in-kind for investments and cash with a value of $256,703. The net realized gain of $135,027 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $198.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Blue Chip Growth Fund	$70

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $2,702. Total fees paid by the Fund to NFS, as lending agent, amounted to $1,244. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $1,043 from securities loaned to NFS, as affiliated borrower).

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Growth Fund	$9,698	2.38%	$10

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,111 for the period. In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $16.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $116.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Blue Chip Growth	$886,288	$1,117,762
Class K	202,272	309,259
Total	$1,088,560	$1,427,021

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Blue Chip Growth
Shares sold	50,328	46,648	$5,529,773	$4,497,772
Reinvestment of distributions	8,416	11,015	833,120	1,055,435
Shares redeemed	(57,543)(a),(b)	(41,910)(c)	(6,053,757)(a),(b)	(3,958,336)(c)
Net increase (decrease)	1,201	15,753	$309,136	$1,594,871
Class K
Shares sold	11,580	12,360	$1,250,650	$1,191,601
Reinvestment of distributions	2,039	3,225	202,272	309,259
Shares redeemed	(17,282)(a),(b)	(20,830)(c)	(1,841,619)(a),(b)	(1,953,374)(c)
Net increase (decrease)	(3,663)	(5,245)	$(388,697)	$(452,514)

 (a) Amount includes in-kind redemptions (see the Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

 (c) Amount includes in-kind redemptions (see the Prior fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth Fund :

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Blue Chip Growth Fund
Blue Chip Growth	.80%
Actual		$1,000.00	$1,242.60	$4.46
Hypothetical-C		$1,000.00	$1,020.89	$4.02
Class K	.72%
Actual		$1,000.00	$1,243.20	$4.02
Hypothetical-C		$1,000.00	$1,021.28	$3.62

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Blue Chip Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Blue Chip Growth Fund
Blue Chip Growth	09/14/20	09/11/20	$5.913
Class K	09/14/20	09/11/20	$5.913

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $1,842,261,506, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	4,263,791,419.094	32.709
Against	7,221,433,423.694	55.398
Abstain	941,809,496.571	7.225
Broker Non-Vote	608,547,395.803	4.668
TOTAL	13,035,581,735.162	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

BCF-ANN-0920
1.536058.123

Fidelity® Dividend Growth Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Dividend Growth Fund	(6.24)%	4.93%	9.70%
Class K	(6.11)%	5.05%	9.84%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Dividend Growth Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,238	Fidelity® Dividend Growth Fund
$36,558	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Co-Managers Gordon Scott and Zach Turner:  For the fiscal year ending July 31, 2020, the fund's Retail Class shares returned -6.24%, trailing the gain of the benchmark S&P 500® Index. The largest detractor from performance versus the benchmark was an overweighting and stock selection in the financials sector, primarily within the banks industry. Weak picks in the communication services sector, especially within the media & entertainment industry, also hurt. Further detracting from performance was an underweighting and stock picks in information technology. The fund's biggest individual relative detractor was an overweighting in General Electric, which returned about -42% the past 12 months. We reduced our stake in this company. Also hampering performance was our outsized stake in Wells Fargo, which returned about -47%. The stock was one of the fund’s largest holdings. Also hurting performance was our overweighting in Exxon Mobil, which returned roughly -40% and was also one of our biggest holdings. Conversely, the largest contributor to performance versus the benchmark was an underweighting in real estate. Also helping the fund's relative performance was an underweighting in materials and utilities. The fund's biggest individual relative contributor was an outsized stake in Bristol-Myers Squibb, which gained about 36% the past year. We decreased our position in this stock. Also boosting value was an underweighting in Boeing, which returned -53%. This was a position we established the past 12 months. Another notable relative contributor was an overweighting in Whirlpool (+16%). This period we added to our stake. Notable changes in positioning included a higher allocation to the information technology and energy sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Zach Turner assumed co-management responsibilities for the fund, joining Gordon Scott.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Exxon Mobil Corp.	4.6
Altria Group, Inc.	4.2
Bank of America Corp.	4.1
Cisco Systems, Inc.	3.8
Comcast Corp. Class A	3.4
JPMorgan Chase & Co.	3.3
Wells Fargo & Co.	3.0
UnitedHealth Group, Inc.	2.9
Apple, Inc.	2.7
General Electric Co.	2.5
34.5

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Financials	22.0
Information Technology	15.4
Industrials	13.5
Consumer Discretionary	11.9
Health Care	9.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 5.1%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 99.6%
	Shares	Value (000s)
COMMUNICATION SERVICES - 8.0%
Media - 8.0%
Comcast Corp. Class A	4,746,492	$203,150
Discovery Communications, Inc. Class A (a)(b)	1,174,100	24,774
Interpublic Group of Companies, Inc.	4,959,700	89,523
Liberty Media Corp.:
Liberty SiriusXM Series A (a)	321,900	11,199
Liberty SiriusXM Series C (a)	1	0
Nexstar Broadcasting Group, Inc. Class A	74,600	6,539
Omnicom Group, Inc.	1,513,500	81,320
ViacomCBS, Inc. Class B (b)	2,254,700	58,780
		475,285
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 2.4%
BorgWarner, Inc. (b)	2,206,000	80,740
Lear Corp.	565,000	62,365
		143,105
Automobiles - 1.9%
General Motors Co.	3,570,100	88,860
Harley-Davidson, Inc. (b)	993,000	25,848
		114,708
Distributors - 0.9%
LKQ Corp. (a)	1,854,300	52,273
Diversified Consumer Services - 0.9%
H&R Block, Inc.	3,653,300	52,973
Household Durables - 3.4%
Lennar Corp. Class A	853,600	61,758
Whirlpool Corp. (b)	834,600	136,140
		197,898
Textiles, Apparel & Luxury Goods - 2.4%
Hanesbrands, Inc. (b)	1,470,500	20,778
PVH Corp.	1,264,201	61,516
Tapestry, Inc.	4,449,500	59,445
		141,739

TOTAL CONSUMER DISCRETIONARY		702,696

CONSUMER STAPLES - 5.9%
Household Products - 1.7%
Energizer Holdings, Inc.	857,800	43,002
Spectrum Brands Holdings, Inc.	1,033,075	55,951
		98,953
Tobacco - 4.2%
Altria Group, Inc.	6,033,914	248,296

TOTAL CONSUMER STAPLES		347,249

ENERGY - 9.2%
Energy Equipment & Services - 0.6%
Halliburton Co.	2,396,700	34,345
Oil, Gas & Consumable Fuels - 8.6%
Chevron Corp.	627,800	52,698
Equinor ASA sponsored ADR	4,800,600	71,577
Exxon Mobil Corp.	6,457,297	271,717
Phillips 66 Co.	1,182,600	73,345
Valero Energy Corp.	682,400	38,371
		507,708

TOTAL ENERGY		542,053

FINANCIALS - 22.0%
Banks - 16.8%
Bank of America Corp.	9,653,617	240,182
Citigroup, Inc.	961,800	48,100
Comerica, Inc.	517,700	19,942
Fifth Third Bancorp	2,786,000	55,330
JPMorgan Chase & Co.	2,001,135	193,390
M&T Bank Corp.	678,400	71,876
PNC Financial Services Group, Inc.	868,800	92,675
U.S. Bancorp	2,599,100	95,751
Wells Fargo & Co.	7,281,393	176,647
		993,893
Capital Markets - 0.7%
Raymond James Financial, Inc.	623,300	43,307
Consumer Finance - 2.9%
American Express Co.	125,200	11,684
Discover Financial Services	2,286,200	113,007
Synchrony Financial	2,198,800	48,659
		173,350
Insurance - 1.6%
American International Group, Inc.	1,194,000	38,375
The Travelers Companies, Inc.	475,000	54,350
		92,725

TOTAL FINANCIALS		1,303,275

HEALTH CARE - 9.8%
Biotechnology - 0.1%
AbbVie, Inc.	67,700	6,425
Health Care Equipment & Supplies - 0.4%
Envista Holdings Corp. (a)	1,008,500	22,056
Health Care Providers & Services - 7.6%
Anthem, Inc.	374,300	102,483
Cigna Corp.	550,500	95,066
CVS Health Corp.	1,278,700	80,481
UnitedHealth Group, Inc.	570,906	172,859
		450,889
Pharmaceuticals - 1.7%
Bayer AG	1,111,200	73,821
Bristol-Myers Squibb Co.	495,900	29,089
		102,910

TOTAL HEALTH CARE		582,280

INDUSTRIALS - 13.5%
Aerospace & Defense - 0.4%
The Boeing Co.	152,300	24,063
Air Freight & Logistics - 2.3%
FedEx Corp.	287,000	48,331
United Parcel Service, Inc. Class B	604,900	86,356
		134,687
Electrical Equipment - 0.3%
AMETEK, Inc.	166,300	15,507
Industrial Conglomerates - 2.5%
General Electric Co.	24,656,300	149,664
Machinery - 5.6%
Allison Transmission Holdings, Inc.	896,002	33,475
Caterpillar, Inc.	197,800	26,284
Cummins, Inc.	461,100	89,112
Fortive Corp.	335,100	23,521
PACCAR, Inc.	1,087,600	92,533
Snap-On, Inc.	458,800	66,925
		331,850
Professional Services - 1.0%
Nielsen Holdings PLC	2,798,400	40,381
Robert Half International, Inc.	377,100	19,183
		59,564
Road & Rail - 0.9%
Knight-Swift Transportation Holdings, Inc. Class A (b)	825,684	35,909
Ryder System, Inc.	489,000	17,912
		53,821
Trading Companies & Distributors - 0.5%
HD Supply Holdings, Inc. (a)	891,510	31,292

TOTAL INDUSTRIALS		800,448

INFORMATION TECHNOLOGY - 15.4%
Communications Equipment - 3.8%
Cisco Systems, Inc.	4,711,800	221,926
IT Services - 2.1%
Amdocs Ltd.	728,200	45,221
Cognizant Technology Solutions Corp. Class A	1,189,100	81,239
		126,460
Software - 5.0%
Microsoft Corp.	703,700	144,266
Oracle Corp.	1,552,100	86,064
SS&C Technologies Holdings, Inc.	1,151,300	66,200
		296,530
Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	378,318	160,800
HP, Inc.	5,944,700	104,508
		265,308

TOTAL INFORMATION TECHNOLOGY		910,224

MATERIALS - 3.2%
Chemicals - 3.2%
DuPont de Nemours, Inc.	1,184,000	63,320
LyondellBasell Industries NV Class A	1,240,300	77,544
Valvoline, Inc.	1,441,800	29,586
W.R. Grace & Co.	374,000	17,253
		187,703
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.7%
National Retail Properties, Inc.	442,000	15,669
Realty Income Corp.	218,000	13,091
Simon Property Group, Inc.	193,100	12,040
		40,800
TOTAL COMMON STOCKS
(Cost $5,898,909)		5,892,013

Money Market Funds - 3.8%
Fidelity Cash Central Fund 0.14% (c)	18,957,945	18,964
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	203,386,683	203,407
TOTAL MONEY MARKET FUNDS
(Cost $222,370)		222,371
TOTAL INVESTMENT IN SECURITIES - 103.4%
(Cost $6,121,279)		6,114,384
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(201,888)
NET ASSETS - 100%		$5,912,496

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$162
Fidelity Securities Lending Cash Central Fund	763
Total	$925

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Communication Services	$475,285	$475,285	$--	$--
Consumer Discretionary	702,696	702,696	--	--
Consumer Staples	347,249	347,249	--	--
Energy	542,053	542,053	--	--
Financials	1,303,275	1,303,275	--	--
Health Care	582,280	508,459	73,821	--
Industrials	800,448	800,448	--	--
Information Technology	910,224	910,224	--	--
Materials	187,703	187,703	--	--
Real Estate	40,800	40,800	--	--
Money Market Funds	222,371	222,371	--	--
Total Investments in Securities:	$6,114,384	$6,040,563	$73,821	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $198,693) — See accompanying schedule: Unaffiliated issuers (cost $5,898,909)	$5,892,013
Fidelity Central Funds (cost $222,370)	222,371
Total Investment in Securities (cost $6,121,279)		$6,114,384
Receivable for investments sold		26,941
Receivable for fund shares sold		1,115
Dividends receivable		4,847
Distributions receivable from Fidelity Central Funds		48
Prepaid expenses		1
Other receivables		953
Total assets		6,148,289
Liabilities
Payable for investments purchased	$23,893
Payable for fund shares redeemed	5,635
Accrued management fee	1,453
Other affiliated payables	740
Other payables and accrued expenses	670
Collateral on securities loaned	203,402
Total liabilities		235,793
Net Assets		$5,912,496
Net Assets consist of:
Paid in capital		$5,890,812
Total accumulated earnings (loss)		21,684
Net Assets		$5,912,496
Net Asset Value and Maximum Offering Price
Dividend Growth:
Net Asset Value, offering price and redemption price per share ($4,684,814 ÷ 177,580 shares)		$26.38
Class K:
Net Asset Value, offering price and redemption price per share ($1,227,682 ÷ 46,575 shares)		$26.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2020
Investment Income
Dividends		$168,768
Income from Fidelity Central Funds (including $763 from security lending)		925
Total income		169,693
Expenses
Management fee
Basic fee	$34,912
Performance adjustment	(14,029)
Transfer agent fees	8,232
Accounting fees	1,145
Custodian fees and expenses	49
Independent trustees' fees and expenses	42
Registration fees	76
Audit	69
Legal	21
Interest	14
Miscellaneous	104
Total expenses before reductions	30,635
Expense reductions	(607)
Total expenses after reductions		30,028
Net investment income (loss)		139,665
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	49,469
Fidelity Central Funds	14
Total net realized gain (loss)		49,483
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(640,278)
Fidelity Central Funds	(2)
Assets and liabilities in foreign currencies	70
Total change in net unrealized appreciation (depreciation)		(640,210)
Net gain (loss)		(590,727)
Net increase (decrease) in net assets resulting from operations		$(451,062)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$139,665	$141,419
Net realized gain (loss)	49,483	275,109
Change in net unrealized appreciation (depreciation)	(640,210)	(78,122)
Net increase (decrease) in net assets resulting from operations	(451,062)	338,406
Distributions to shareholders	(360,272)	(1,248,508)
Share transactions - net increase (decrease)	(484,245)	851,366
Total increase (decrease) in net assets	(1,295,579)	(58,736)
Net Assets
Beginning of period	7,208,075	7,266,811
End of period	$5,912,496	$7,208,075

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Dividend Growth Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.59	$33.79	$35.06	$31.51	$34.46
Income from Investment Operations
Net investment income (loss)A	.58	.59	.65	.53	.48
Net realized and unrealized gain (loss)	(2.29)	1.01B	3.72	3.53	(.61)C
Total from investment operations	(1.71)	1.60	4.37	4.06	(.13)
Distributions from net investment income	(.49)	(.60)	(.60)	(.51)	(.47)
Distributions from net realized gain	(1.01)	(5.20)	(5.04)	–	(2.36)
Total distributions	(1.50)	(5.80)	(5.64)	(.51)	(2.82)D
Net asset value, end of period	$26.38	$29.59	$33.79	$35.06	$31.51
Total ReturnE	(6.24)%	5.38%B	13.60%	13.06%	.26%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.49%	.50%	.50%	.52%	.62%
Expenses net of fee waivers, if any	.49%	.50%	.50%	.52%	.61%
Expenses net of all reductions	.48%	.49%	.49%	.52%	.61%
Net investment income (loss)	2.11%	2.05%	1.94%	1.60%	1.59%
Supplemental Data
Net assets, end of period (in millions)	$4,685	$5,728	$6,055	$5,952	$5,849
Portfolio turnover rateH	69%	101%	115%	43%	30%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.19%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .22%.

 D Total distributions of $2.82 per share is comprised of distributions from net investment income of $.465 and distributions from net realized gain of $2.358 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Dividend Growth Fund Class K

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$29.56	$33.76	$35.04	$31.50	$34.45
Income from Investment Operations
Net investment income (loss)A	.61	.63	.69	.56	.52
Net realized and unrealized gain (loss)	(2.28)	1.01B	3.71	3.53	(.61)C
Total from investment operations	(1.67)	1.64	4.40	4.09	(.09)
Distributions from net investment income	(.52)	(.63)	(.64)	(.55)	(.50)
Distributions from net realized gain	(1.01)	(5.20)	(5.04)	–	(2.36)
Total distributions	(1.53)	(5.84)D	(5.68)	(.55)	(2.86)
Net asset value, end of period	$26.36	$29.56	$33.76	$35.04	$31.50
Total ReturnE	(6.11)%	5.50%B	13.70%	13.16%	.39%C
Ratios to Average Net AssetsF,G
Expenses before reductions	.39%	.40%	.40%	.41%	.50%
Expenses net of fee waivers, if any	.39%	.39%	.40%	.41%	.50%
Expenses net of all reductions	.38%	.38%	.39%	.41%	.49%
Net investment income (loss)	2.22%	2.16%	2.05%	1.71%	1.71%
Supplemental Data
Net assets, end of period (in millions)	$1,228	$1,480	$1,212	$1,477	$1,691
Portfolio turnover rateH	69%	101%	115%	43%	30%

 A Calculated based on average shares outstanding during the period.

 B Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.05 per share. Excluding these litigation proceeds, the total return would have been 5.31%.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.01 per share. Excluding these litigation proceeds, the total return would have been .35%.

 D Total distributions of $5.84 per share is comprised of distributions from net investment income of $.632 and distributions from net realized gain of $5.203 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020
(Amounts in thousands except percentages)

1. Organization.

Fidelity Dividend Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Dividend Growth and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for the Fund, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $571 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$847,098
Gross unrealized depreciation	(884,564)
Net unrealized appreciation (depreciation)	$(37,466)
Tax Cost	$6,151,850

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$80,876
Net unrealized appreciation (depreciation) on securities and other investments	$(37,405)

The Fund intends to elect to defer to its next fiscal year $21,216 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$118,787	$ 337,616
Long-term Capital Gains	241,485	910,892
Total	$360,272	$ 1,248,508

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Dividend Growth Fund	4,474,332	5,173,288

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Dividend Growth as compared to its benchmark index, the S&P 500 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .32% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Dividend Growth, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class K from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Dividend Growth	$7,626.15
Class K	606.04
	$8,232

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Dividend Growth Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Dividend Growth Fund	$179

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	Borrower	$10,564	1.19%	$12

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Dividend Growth Fund	$16

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $59. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $2 from securities loaned to NFS, as affiliated borrower).

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Dividend Growth Fund	$9,196.79%		$2

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $577 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $30.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Dividend Growth	$283,522	$1,046,442
Class K	76,750	202,066
Total	$360,272	$1,248,508

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Dividend Growth
Shares sold	10,791	10,720	$295,876	$305,981
Reinvestment of distributions	9,212	34,200	270,346	997,153
Shares redeemed	(36,024)	(30,538)	(968,773)	(872,370)
Net increase (decrease)	(16,021)	14,382	$(402,551)	$430,764
Class K
Shares sold	13,439	25,736	$362,888	$751,445
Reinvestment of distributions	2,620	6,925	76,750	202,066
Shares redeemed	(19,551)	(18,490)	(521,332)	(532,909)
Net increase (decrease)	(3,492)	14,171	$(81,694)	$420,602

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Dividend Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Dividend Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Dividend Growth Fund
Dividend Growth	.48%
Actual		$1,000.00	$882.30	$2.25
Hypothetical-C		$1,000.00	$1,022.48	$2.41
Class K	.37%
Actual		$1,000.00	$883.10	$1.73
Hypothetical-C		$1,000.00	$1,023.02	$1.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $63,717,753, or, if subsequently determined to be different, the net capital gain of such year.

Dividend Growth and Class K designate 100% of the dividends distributed in September and December during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Dividend Growth and Class K designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	2,679,820,315.532	72.920
Against	510,593,615.491	13.894
Abstain	391,092,082.122	10.642
Broker Non-Vote	93,529,565.100	2.545
TOTAL	3,675,035,578.245	100.000

PROPOSAL 5

A shareholder proposal to institute procedures to avoid holding investments in companies that contribute to genocide or crimes against humanity.

	# of Votes	% of Votes
Affirmative	1,247,197,623.783	33.937
Against	2,050,278,536.677	55.789
Abstain	283,648,670.340	7.718
Broker Non-Vote	93,910,747.445	2.555
TOTAL	3,675,035,578.245	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 5 was not approved by shareholders.

DGF-ANN-0920
1.536090.123

Fidelity® Blue Chip Value Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Blue Chip Value Fund	(12.03)%	1.75%	7.32%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Value Fund on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Period Ending Values
$20,266	Fidelity® Blue Chip Value Fund
$26,213	Russell 1000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sean Gavin:  For the fiscal year ending July 31, 2020, the fund returned -12.03%, trailing the -6.01% result of the benchmark Russell 1000® Value Index. The largest detractor from performance versus the benchmark was an overweighting in energy. Stock picking and an overweighting in financials also hindered relative performance. Also hurting the portfolio's result versus the benchmark was stock selection in the consumer staples sector, primarily within the food, beverage & tobacco industry. The fund's largest individual relative detractor was an overweighting in Wells Fargo, which returned approximately -46% the past 12 months. The company was among the biggest holdings in the fund this period. Another notable relative detractor was our lighter-than-benchmark stake in Intel (+3%), a position we established this period. Also hindering performance was our outsized stake in PVH, which returned -44%. PVH was not held at period end. Conversely, the largest contributor to performance versus the benchmark was stock picks and an overweighting in health care. Also lifting the fund's relative result was an overweighting in information technology and an underweighting in real estate. Our non-benchmark stake in Roche was the fund's largest individual relative contributor, driven by a roughly 33% advance. This was among the largest holdings in the fund. Also helping performance was our outsized stake in Dollar General, which gained 46%. Another notable relative contributor was our overweighting in Best Buy (+47%), a position we established this period. Notable changes in positioning include a higher allocation to the information technology and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Berkshire Hathaway, Inc. Class B	5.1
UnitedHealth Group, Inc.	4.2
Cisco Systems, Inc.	4.1
Intel Corp.	3.9
Roche Holding AG (participation certificate)	3.7
Bank of America Corp.	3.4
Samsung Electronics Co. Ltd.	3.4
CVS Health Corp.	3.0
Comcast Corp. Class A	2.7
Anthem, Inc.	2.6
36.1

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Financials	28.7
Health Care	22.6
Information Technology	15.8
Industrials	9.2
Consumer Staples	5.9

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	96.9%
Short-Term Investments and Net Other Assets (Liabilities)	3.1%

 * Foreign investments - 19.2%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 93.5%
	Shares	Value
COMMUNICATION SERVICES - 2.7%
Media - 2.7%
Comcast Corp. Class A	241,400	$10,331,920
CONSUMER DISCRETIONARY - 5.2%
Multiline Retail - 2.0%
Dollar General Corp.	38,300	7,292,320
Specialty Retail - 2.2%
Best Buy Co., Inc.	83,500	8,315,765
Textiles, Apparel & Luxury Goods - 1.0%
Tapestry, Inc.	289,500	3,867,720

TOTAL CONSUMER DISCRETIONARY		19,475,805

CONSUMER STAPLES - 5.9%
Beverages - 1.6%
C&C Group PLC (United Kingdom)	1,951,000	5,912,184
Food Products - 1.8%
Tyson Foods, Inc. Class A	109,400	6,722,630
Tobacco - 2.5%
Altria Group, Inc.	232,800	9,579,720

TOTAL CONSUMER STAPLES		22,214,534

ENERGY - 4.8%
Oil, Gas & Consumable Fuels - 4.8%
BP PLC sponsored ADR	173,100	3,815,124
Parex Resources, Inc. (a)	555,000	6,712,457
Teekay LNG Partners LP (b)	286,400	3,116,032
Total SA sponsored ADR	119,700	4,507,902
		18,151,515
FINANCIALS - 28.7%
Banks - 7.0%
Bank of America Corp.	516,700	12,855,496
M&T Bank Corp.	47,400	5,022,030
Wells Fargo & Co.	340,000	8,248,400
		26,125,926
Capital Markets - 4.3%
Affiliated Managers Group, Inc.	106,900	7,353,651
State Street Corp.	138,500	8,834,915
		16,188,566
Consumer Finance - 3.0%
Capital One Financial Corp.	100,600	6,418,280
Discover Financial Services	97,800	4,834,254
		11,252,534
Diversified Financial Services - 5.1%
Berkshire Hathaway, Inc. Class B (a)	97,700	19,127,705
Insurance - 9.3%
Allstate Corp.	94,900	8,957,611
Chubb Ltd.	75,500	9,606,620
MetLife, Inc.	216,500	8,194,525
The Travelers Companies, Inc.	72,800	8,329,776
		35,088,532

TOTAL FINANCIALS		107,783,263

HEALTH CARE - 22.6%
Biotechnology - 3.2%
Alexion Pharmaceuticals, Inc. (a)	75,400	7,727,746
Amgen, Inc.	17,900	4,379,593
		12,107,339
Health Care Providers & Services - 14.4%
Anthem, Inc.	35,900	9,829,420
Cigna Corp.	54,400	9,394,336
CVS Health Corp.	180,300	11,348,082
Humana, Inc.	20,000	7,849,000
UnitedHealth Group, Inc.	52,100	15,774,838
		54,195,676
Pharmaceuticals - 5.0%
Bristol-Myers Squibb Co. rights (a)	107,800	388,080
Roche Holding AG (participation certificate)	40,600	14,062,077
Sanofi SA sponsored ADR	83,200	4,363,840
		18,813,997

TOTAL HEALTH CARE		85,117,012

INDUSTRIALS - 9.2%
Aerospace & Defense - 0.8%
General Dynamics Corp.	20,200	2,964,148
Airlines - 1.5%
Alaska Air Group, Inc.	158,500	5,458,740
Building Products - 1.7%
Owens Corning	108,100	6,536,807
Electrical Equipment - 2.8%
Acuity Brands, Inc.	71,400	7,075,740
Regal Beloit Corp.	35,672	3,280,754
		10,356,494
Machinery - 0.5%
Oshkosh Corp.	26,300	2,070,336
Trading Companies & Distributors - 1.9%
HD Supply Holdings, Inc. (a)	201,900	7,086,690

TOTAL INDUSTRIALS		34,473,215

INFORMATION TECHNOLOGY - 12.4%
Communications Equipment - 4.1%
Cisco Systems, Inc.	331,200	15,599,520
IT Services - 4.4%
Amdocs Ltd.	122,000	7,576,200
Cognizant Technology Solutions Corp. Class A	131,700	8,997,744
		16,573,944
Semiconductors & Semiconductor Equipment - 3.9%
Intel Corp.	304,100	14,514,693

TOTAL INFORMATION TECHNOLOGY		46,688,157

REAL ESTATE - 2.0%
Real Estate Management & Development - 2.0%
CBRE Group, Inc. (a)	167,500	7,338,175
TOTAL COMMON STOCKS
(Cost $366,762,670)		351,573,596

Nonconvertible Preferred Stocks - 3.4%
INFORMATION TECHNOLOGY - 3.4%
Technology Hardware, Storage & Peripherals - 3.4%
Samsung Electronics Co. Ltd.
(Cost $12,039,916)	306,000	12,666,198

Money Market Funds - 2.8%
Fidelity Cash Central Fund 0.14% (c)	10,518,673	10,521,829
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	1,125	1,125
TOTAL MONEY MARKET FUNDS
(Cost $10,521,941)		10,522,954
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $389,324,527)		374,762,748
NET OTHER ASSETS (LIABILITIES) - 0.3%		1,022,989
NET ASSETS - 100%		$375,785,737

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$180,150
Fidelity Securities Lending Cash Central Fund	1,373
Total	$181,523

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$10,331,920	$10,331,920	$--	$--
Consumer Discretionary	19,475,805	19,475,805	--	--
Consumer Staples	22,214,534	22,214,534	--	--
Energy	18,151,515	18,151,515	--	--
Financials	107,783,263	107,783,263	--	--
Health Care	85,117,012	71,054,935	14,062,077	--
Industrials	34,473,215	34,473,215	--	--
Information Technology	59,354,355	59,354,355	--	--
Real Estate	7,338,175	7,338,175	--	--
Money Market Funds	10,522,954	10,522,954	--	--
Total Investments in Securities:	$374,762,748	$360,700,671	$14,062,077	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.8%
Switzerland	6.2%
Korea (South)	3.4%
France	2.4%
Bailiwick of Guernsey	2.0%
Canada	1.8%
Ireland	1.6%
United Kingdom	1.0%
Others (Individually Less Than 1%)	0.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $1,088) — See accompanying schedule: Unaffiliated issuers (cost $378,802,586)	$364,239,794
Fidelity Central Funds (cost $10,521,941)	10,522,954
Total Investment in Securities (cost $389,324,527)		$374,762,748
Receivable for investments sold		1,226,248
Receivable for fund shares sold		485,734
Dividends receivable		451,402
Distributions receivable from Fidelity Central Funds		1,420
Prepaid expenses		75
Other receivables		39,258
Total assets		376,966,885
Liabilities
Payable for investments purchased	$589,492
Payable for fund shares redeemed	369,235
Accrued management fee	96,284
Transfer agent fee payable	59,843
Other affiliated payables	12,228
Other payables and accrued expenses	52,941
Collateral on securities loaned	1,125
Total liabilities		1,181,148
Net Assets		$375,785,737
Net Assets consist of:
Paid in capital		$411,865,703
Total accumulated earnings (loss)		(36,079,966)
Net Assets		$375,785,737
Net Asset Value, offering price and redemption price per share ($375,785,737 ÷ 22,077,348 shares)		$17.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$9,816,948
Income from Fidelity Central Funds (including $1,373 from security lending)		181,523
Total income		9,998,471
Expenses
Management fee
Basic fee	$2,305,263
Performance adjustment	(680,155)
Transfer agent fees	774,370
Accounting fees	168,185
Custodian fees and expenses	14,109
Independent trustees' fees and expenses	2,788
Registration fees	46,777
Audit	57,353
Legal	2,223
Interest	285
Miscellaneous	10,532
Total expenses before reductions	2,701,730
Expense reductions	(73,799)
Total expenses after reductions		2,627,931
Net investment income (loss)		7,370,540
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(3,133,173)
Fidelity Central Funds	(438)
Foreign currency transactions	(4,436)
Total net realized gain (loss)		(3,138,047)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(55,641,202)
Fidelity Central Funds	908
Assets and liabilities in foreign currencies	14,477
Total change in net unrealized appreciation (depreciation)		(55,625,817)
Net gain (loss)		(58,763,864)
Net increase (decrease) in net assets resulting from operations		$(51,393,324)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$7,370,540	$7,369,646
Net realized gain (loss)	(3,138,047)	(16,632,779)
Change in net unrealized appreciation (depreciation)	(55,625,817)	22,180,185
Net increase (decrease) in net assets resulting from operations	(51,393,324)	12,917,052
Distributions to shareholders	(8,938,882)	(7,544,165)
Share transactions
Proceeds from sales of shares	202,642,931	199,999,548
Reinvestment of distributions	6,231,606	6,832,544
Cost of shares redeemed	(250,462,635)	(128,002,430)
Net increase (decrease) in net assets resulting from share transactions	(41,588,098)	78,829,662
Total increase (decrease) in net assets	(101,920,304)	84,202,549
Net Assets
Beginning of period	477,706,041	393,503,492
End of period	$375,785,737	$477,706,041
Other Information
Shares
Sold	12,491,357	10,886,053
Issued in reinvestment of distributions	315,279	358,609
Redeemed	(14,965,007)	(6,786,952)
Net increase (decrease)	(2,158,371)	4,457,710

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Value Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$19.71	$19.90	$18.85	$16.19	$16.88
Income from Investment Operations
Net investment income (loss)A	.31	.32	.26	.18	.19
Net realized and unrealized gain (loss)	(2.63)	(.14)B,C	1.01	2.66	(.59)
Total from investment operations	(2.32)	.18	1.27	2.84	(.40)
Distributions from net investment income	(.31)	(.29)	(.21)	(.18)	(.28)
Distributions from net realized gain	(.06)	(.09)	–D	–	(.01)
Total distributions	(.37)	(.37)E	(.22)F	(.18)	(.29)
Net asset value, end of period	$17.02	$19.71	$19.90	$18.85	$16.19
Total ReturnG	(12.03)%	.99%C	6.79%	17.68%	(2.31)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.65%	.70%	.79%	.88%
Expenses net of fee waivers, if any	.63%	.65%	.70%	.79%	.88%
Expenses net of all reductions	.61%	.65%	.70%	.78%	.88%
Net investment income (loss)	1.71%	1.67%	1.34%	1.04%	1.23%
Supplemental Data
Net assets, end of period (000 omitted)	$375,786	$477,706	$393,503	$412,230	$457,177
Portfolio turnover rateJ	119%	44%	45%	32%	54%

 A Calculated based on average shares outstanding during the period.

 B The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 C Net realized and unrealized gain (loss) per share reflects proceeds received from litigation which amounted to $.02 per share. Excluding these litigation proceeds, the total return would have been .91%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.37 per share is comprised of distributions from net investment income of $.285 and distributions from net realized gain of $.087 per share.

 F Total distributions of $.22 per share is comprised of distributions from net investment income of $.213 and distributions from net realized gain of $.004 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Blue Chip Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$31,902,712
Gross unrealized depreciation	(48,923,046)
Net unrealized appreciation (depreciation)	$(17,020,334)
Tax Cost	$391,783,082

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,582,507
Capital loss carryforward	$(21,215,763)
Net unrealized appreciation (depreciation) on securities and other investments	$(17,446,709)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(15,583,954)
Long-term	(5,631,809)
Total capital loss carryforward	$(21,215,763)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$8,938,882	$ 5,834,651
Long-term Capital Gains	–	1,709,514
Total	$8,938,882	$ 7,544,165

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Value Fund	498,879,021	537,192,434

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .38% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Blue Chip Value Fund	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Value Fund	$17,222

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Blue Chip Value Fund	Borrower	$7,546,000	1.36%	$285

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,274.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Blue Chip Value Fund	$1,079

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Total fees paid by the Fund to NFS, as lending agent, amounted to $129. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to NFS.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $71,717 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $72.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of operating expenses in the amount of $2,010.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Blue Chip Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Blue Chip Value Fund	.58%
Actual		$1,000.00	$857.90	$2.68
Hypothetical-C		$1,000.00	$1,021.98	$2.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 63% and 74% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 92% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 9% and 1% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	171,419,806.701	75.422
Against	29,378,812.043	12.926
Abstain	21,172,301.355	9.315
Broker Non-Vote	5,309,691.470	2.336
TOTAL	227,280,611.569	100.000
Proposal 1 reflects trust wide proposal and voting results.

BCV-ANN-0920
1.788861.117

Fidelity® Small Cap Growth Fund

Annual Report

July 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	2.16%	10.29%	14.10%
Class M (incl. 3.50% sales charge)	4.35%	10.52%	14.07%
Class C (incl. contingent deferred sales charge)	6.62%	10.75%	13.91%
Fidelity® Small Cap Growth Fund	8.72%	11.91%	15.12%
Class I	8.70%	11.91%	15.12%
Class Z	8.87%	12.02%	15.17%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on February 1, 2017. Returns prior to February 1, 2017, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$40,882	Fidelity® Small Cap Growth Fund
$32,699	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2020, the fund's share classes gained about 8% to 9% (excluding sales charges, if applicable), outperforming the 6.00% result of the benchmark Russell 2000® Growth Index. The top contributor to performance versus the benchmark was security selection in the information technology sector, primarily driven by the software & services industry. Strong picks in the communication services sector, especially within the media & entertainment industry, also boosted the fund's relative result, as did choices in health care equipment & services. Looking at individual stocks, an overweight position in Cardlytics (+126%) and a non-benchmark stake in Insulet (+66%) added notable value. Another notable relative contributor was an overweighting in Generac Holdings (+114%). Insulet and Generac were among the largest holdings in the fund. We reduced the fund’s positions in Cardlytics, Insulet and Generac by July 31. Conversely, security selection in consumer discretionary and materials detracted from the fund’s relative result, as did an overweighting in the media & entertainment industry. The fund's biggest individual relative detractor was our lighter-than-benchmark stake in Teladoc Health, which gained roughly 123% for the fund the past 12 months. Also hurting performance was our overweighting in The Children’s Place, which returned about -76%. Neither Teladoc Health nor The Children’s Place were held in the fund at period end. Notable changes in positioning included a lower allocation to the communication services and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Williams-Sonoma, Inc.	2.0
LHC Group, Inc.	1.5
Insulet Corp.	1.4
Five9, Inc.	1.4
Molina Healthcare, Inc.	1.2
Kornit Digital Ltd.	1.2
SiTime Corp.	1.2
Compass, Inc. Series E	1.1
Tenable Holdings, Inc.	1.0
Generac Holdings, Inc.	1.0
13.0

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	31.2
Information Technology	23.2
Industrials	15.9
Consumer Discretionary	13.7
Financials	4.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	97.9%
Convertible Securities	1.7%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 12.6%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.2%
Bandwidth, Inc. (a)(b)	114,506	$16,578,179
Cogent Communications Group, Inc.	243,351	21,928,359
Iridium Communications, Inc. (a)	397,377	10,884,156
		49,390,694
Entertainment - 1.4%
Gaia, Inc. Class A (a)	682,435	6,264,753
Take-Two Interactive Software, Inc. (a)	204,775	33,587,196
Zynga, Inc. (a)	1,578,861	15,520,204
		55,372,153
Interactive Media & Services - 0.2%
CarGurus, Inc. Class A (a)	219,062	6,328,701
Media - 0.7%
Cardlytics, Inc. (a)	211,286	14,033,616
Nexstar Broadcasting Group, Inc. Class A	178,453	15,641,405
		29,675,021

TOTAL COMMUNICATION SERVICES		140,766,569

CONSUMER DISCRETIONARY - 13.7%
Diversified Consumer Services - 1.2%
Arco Platform Ltd. Class A (a)	579,766	25,248,809
Grand Canyon Education, Inc. (a)	126,823	11,254,273
Strategic Education, Inc.	94,176	11,885,953
		48,389,035
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	92,091	12,756,445
Dunkin' Brands Group, Inc.	274,600	18,873,258
Lindblad Expeditions Holdings (a)	570,036	4,132,761
Wingstop, Inc.	168,305	26,297,656
		62,060,120
Household Durables - 3.6%
Helen of Troy Ltd. (a)	177,675	33,447,319
iRobot Corp. (a)	49,710	3,613,420
LGI Homes, Inc. (a)	237,169	27,063,355
M/I Homes, Inc. (a)	163,691	6,814,456
Taylor Morrison Home Corp. (a)	1,586,746	37,209,194
Whirlpool Corp.	214,991	35,069,332
		143,217,076
Internet & Direct Marketing Retail - 2.7%
1-800-FLOWERS.com, Inc. Class A (a)(b)	1,031,500	29,139,875
Farfetch Ltd. Class A (a)(b)	880,311	22,562,371
Kogan.Com Ltd.	562,110	6,690,648
Revolve Group, Inc. (a)(b)	709,162	11,608,982
Stamps.com, Inc. (a)	151,466	39,423,570
		109,425,446
Leisure Products - 0.4%
Vista Outdoor, Inc. (a)	807,800	13,853,770
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	111,002	11,666,310
Specialty Retail - 3.0%
Floor & Decor Holdings, Inc. Class A (a)	256,118	16,878,176
Michaels Companies, Inc. (a)(b)	3,018,600	21,673,548
Vroom, Inc.	73,200	4,332,708
Williams-Sonoma, Inc. (b)	895,573	78,022,319
		120,906,751
Textiles, Apparel & Luxury Goods - 0.9%
Crocs, Inc. (a)	700,200	25,165,188
Deckers Outdoor Corp. (a)	60,170	12,590,573
		37,755,761

TOTAL CONSUMER DISCRETIONARY		547,274,269

CONSUMER STAPLES - 4.2%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc. (a)	1,022,000	40,931,100
Grocery Outlet Holding Corp. (a)	383,214	16,857,584
Performance Food Group Co. (a)	331,977	9,301,996
Sprouts Farmers Market LLC (a)	211,701	5,584,672
		72,675,352
Food Products - 1.7%
Freshpet, Inc. (a)	172,226	16,542,307
Nomad Foods Ltd. (a)	800,501	18,459,553
Post Holdings, Inc. (a)	214,957	19,075,284
The Simply Good Foods Co. (a)	506,042	12,165,250
		66,242,394
Personal Products - 0.7%
BellRing Brands, Inc. Class A (a)	496,489	9,865,236
Herbalife Nutrition Ltd. (a)	360,000	18,446,400
		28,311,636

TOTAL CONSUMER STAPLES		167,229,382

FINANCIALS - 4.8%
Capital Markets - 1.7%
Apollo Global Management LLC Class A	95,236	4,676,088
Cowen Group, Inc. Class A	980,213	16,144,108
Lazard Ltd. Class A	377,811	11,077,419
LPL Financial	147,956	11,691,483
Morningstar, Inc.	132,534	22,271,013
		65,860,111
Consumer Finance - 0.4%
First Cash Financial Services, Inc.	298,026	17,178,219
Diversified Financial Services - 0.8%
StepStone Group Holdings LLC (c)(d)(e)	15,533	14,799,842
StepStone Group LP Class A (c)(d)(e)	15,533	14,799,842
		29,599,684
Insurance - 1.2%
BRP Group, Inc. (a)	439,000	7,660,550
Old Republic International Corp.	1,035,526	16,640,903
RenaissanceRe Holdings Ltd.	137,808	24,857,807
		49,159,260
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd.	504,927	18,091,534
Pennymac Financial Services, Inc.	228,302	11,017,855
		29,109,389

TOTAL FINANCIALS		190,906,663

HEALTH CARE - 31.2%
Biotechnology - 13.7%
Acceleron Pharma, Inc. (a)	281,956	27,961,577
ADC Therapeutics SA (a)	125,014	5,813,151
Agios Pharmaceuticals, Inc. (a)	142,859	6,474,370
ALX Oncology Holdings, Inc. (a)	279,400	9,136,380
Annexon, Inc. (a)(b)	248,800	4,535,624
Aprea Therapeutics, Inc. (b)	442,771	12,145,209
Arena Pharmaceuticals, Inc. (a)	262,979	16,144,281
Argenx SE ADR (a)	149,226	34,341,379
Ascendis Pharma A/S sponsored ADR (a)	243,002	33,439,505
Blueprint Medicines Corp. (a)	94,875	6,942,953
CareDx, Inc. (a)	263,378	8,783,656
Castle Biosciences, Inc.	247,400	9,579,328
Deciphera Pharmaceuticals, Inc. (a)	198,816	9,219,098
Emergent BioSolutions, Inc. (a)	203,502	22,637,562
FibroGen, Inc. (a)	631,994	25,576,797
Forma Therapeutics Holdings, Inc.	95,700	3,345,672
Fusion Pharmaceuticals, Inc. (a)	30,400	418,304
G1 Therapeutics, Inc. (a)	507,098	7,439,128
Global Blood Therapeutics, Inc. (a)	379,551	25,612,101
Immunomedics, Inc. (a)	587,468	24,808,774
Insmed, Inc. (a)	335,704	8,768,588
Invitae Corp. (a)(b)	136,200	3,977,040
Iovance Biotherapeutics, Inc. (a)	424,655	12,344,721
Keros Therapeutics, Inc.	145,088	4,657,325
Kura Oncology, Inc. (a)	698,741	11,487,302
Mersana Therapeutics, Inc. (a)	267,680	5,321,478
Mirati Therapeutics, Inc. (a)	47,906	5,811,477
Momenta Pharmaceuticals, Inc. (a)	115,814	3,415,355
Morphic Holding, Inc. (a)	336,199	7,567,839
Myovant Sciences Ltd. (a)(b)	1,044,870	15,882,024
Natera, Inc. (a)	482,088	23,149,866
Nkarta, Inc. (a)(b)	16,700	430,025
ORIC Pharmaceuticals, Inc. (a)	27,358	549,075
Passage Bio, Inc.	417,071	6,522,990
Poseida Therapeutics, Inc. (a)	17,500	227,150
Protagonist Therapeutics, Inc. (a)	53,742	845,362
PTC Therapeutics, Inc. (a)	91,700	4,248,461
Relay Therapeutics, Inc. (a)(b)	266,737	9,458,494
Repare Therapeutics, Inc.	446,700	10,658,262
Repligen Corp. (a)	134,038	20,227,675
Revolution Medicines, Inc.	435,641	10,507,661
Revolution Medicines, Inc.	394,470	9,038,886
Sarepta Therapeutics, Inc. (a)	134,045	20,578,588
TG Therapeutics, Inc. (a)(b)	1,067,560	20,902,825
Turning Point Therapeutics, Inc. (a)	367,973	21,795,041
Viela Bio, Inc.	381,321	13,960,162
Zymeworks, Inc. (a)	42,679	1,302,990
		547,991,511
Health Care Equipment & Supplies - 6.7%
Cerus Corp. (a)	339,702	2,422,075
CryoPort, Inc. (a)(b)	322,112	10,674,792
Haemonetics Corp. (a)	132,815	11,642,563
Insulet Corp. (a)	283,584	57,669,642
Integer Holdings Corp. (a)	376,415	24,756,815
iRhythm Technologies, Inc. (a)	159,970	19,913,066
Masimo Corp. (a)	122,930	27,059,352
Nevro Corp. (a)	209,230	27,819,221
OrthoPediatrics Corp. (a)(b)	192,800	8,134,232
Quidel Corp. (a)	69,048	19,503,989
Tandem Diabetes Care, Inc. (a)	346,803	36,227,041
TransMedics Group, Inc. (a)(b)	717,906	12,965,382
ViewRay, Inc. (a)(b)	2,866,999	7,941,587
		266,729,757
Health Care Providers & Services - 4.4%
1Life Healthcare, Inc. (a)(b)	608,458	18,016,441
Chemed Corp.	38,600	18,998,534
Guardant Health, Inc. (a)	67,151	5,719,922
LHC Group, Inc. (a)	308,942	60,277,674
Molina Healthcare, Inc. (a)	259,246	47,882,736
Progyny, Inc. (a)	891,069	23,724,712
		174,620,019
Health Care Technology - 2.9%
Health Catalyst, Inc. (b)	432,908	15,108,489
HMS Holdings Corp. (a)	736,078	23,922,535
Inovalon Holdings, Inc. Class A (a)	1,031,517	24,271,595
Inspire Medical Systems, Inc. (a)	294,180	29,229,725
Phreesia, Inc.	406,056	12,206,043
Schrodinger, Inc. (b)	180,762	13,083,554
		117,821,941
Life Sciences Tools & Services - 2.2%
10X Genomics, Inc. (a)	188,406	18,533,498
Berkeley Lights, Inc. (a)	18,640	1,117,841
Bruker Corp.	338,652	15,110,652
Charles River Laboratories International, Inc. (a)	12,005	2,388,875
Nanostring Technologies, Inc. (a)	588,347	21,245,210
Syneos Health, Inc. (a)	457,071	28,516,660
		86,912,736
Pharmaceuticals - 1.3%
Allovir, Inc. (a)	52,200	1,299,780
Arvinas Holding Co. LLC (a)	358,671	11,298,137
Axsome Therapeutics, Inc. (a)	174,600	12,454,218
IMARA, Inc.	151,514	3,059,068
Kala Pharmaceuticals, Inc. (a)(b)	1,107,452	9,690,205
MyoKardia, Inc. (a)	58,019	5,229,252
SCYNEXIS, Inc. warrants 6/21/21 (a)	168,750	17
Theravance Biopharma, Inc. (a)	422,648	8,207,824
		51,238,501

TOTAL HEALTH CARE		1,245,314,465

INDUSTRIALS - 15.6%
Aerospace & Defense - 1.8%
Axon Enterprise, Inc. (a)	488,150	40,579,910
BWX Technologies, Inc.	568,584	30,999,200
		71,579,110
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (a)	529,900	12,913,663
Building Products - 1.9%
Fortune Brands Home & Security, Inc.	388,782	29,741,823
The AZEK Co., Inc.	765,700	26,416,650
Trex Co., Inc. (a)	146,278	20,380,914
		76,539,387
Commercial Services & Supplies - 0.6%
Montrose Environmental Group, Inc. (a)	695,000	15,116,250
Tetra Tech, Inc.	122,000	10,815,300
		25,931,550
Construction & Engineering - 0.8%
AECOM (a)	327,681	11,858,775
Dycom Industries, Inc. (a)(b)	514,199	22,023,143
		33,881,918
Electrical Equipment - 1.6%
Atkore International Group, Inc. (a)	511,499	13,641,678
Generac Holdings, Inc. (a)	260,207	41,003,419
Sensata Technologies, Inc. PLC (a)	218,568	8,301,213
		62,946,310
Machinery - 4.0%
Allison Transmission Holdings, Inc.	304,934	11,392,334
ESCO Technologies, Inc.	228,514	19,638,493
IDEX Corp.	125,006	20,603,489
ITT, Inc.	375,164	21,658,218
Kornit Digital Ltd. (a)	889,904	47,689,955
Nordson Corp.	101,678	19,687,911
Shenzhen Inovance Technology Co. Ltd. (A Shares)	2,683,500	19,336,173
		160,006,573
Marine - 0.3%
SITC International Holdings Co. Ltd.	12,041,000	12,071,606
Professional Services - 3.6%
ASGN, Inc. (a)	324,902	22,242,791
Clarivate Analytics PLC (a)	980,348	27,106,622
Exponent, Inc.	128,021	10,761,445
FTI Consulting, Inc. (a)	121,798	14,547,553
Insperity, Inc.	483,932	32,355,694
TriNet Group, Inc. (a)	531,670	35,090,220
		142,104,325
Road & Rail - 0.7%
Knight-Swift Transportation Holdings, Inc. Class A	607,548	26,422,263

TOTAL INDUSTRIALS		624,396,705

INFORMATION TECHNOLOGY - 21.8%
Communications Equipment - 0.4%
Ciena Corp. (a)	287,662	17,118,766
Electronic Equipment & Components - 1.9%
Fabrinet (a)	403,461	29,303,372
II-VI, Inc. (a)(b)	414,623	21,029,679
SYNNEX Corp.	176,935	22,070,872
Wrap Technologies, Inc. (a)(b)	356,900	3,497,620
		75,901,543
IT Services - 4.8%
Black Knight, Inc. (a)	202,761	15,190,854
Booz Allen Hamilton Holding Corp. Class A	247,324	20,221,210
CACI International, Inc. Class A (a)	119,822	24,901,408
Fastly, Inc. Class A (a)(b)	284,711	27,471,764
Genpact Ltd.	541,195	21,550,385
KBR, Inc.	1,618,290	35,990,770
Maximus, Inc.	134,966	10,015,827
Repay Holdings Corp. (a)	344,015	7,613,052
Science Applications International Corp.	176,700	14,132,466
WNS Holdings Ltd. sponsored ADR (a)	190,720	12,198,451
		189,286,187
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries, Inc. (a)	226,393	16,655,733
Cabot Microelectronics Corp.	159,789	24,083,398
Cirrus Logic, Inc. (a)	328,828	22,534,583
Enphase Energy, Inc. (a)	298,605	18,023,798
Inphi Corp. (a)	229,137	29,939,040
PDF Solutions, Inc. (a)	118,671	2,916,933
SiTime Corp. (f)	876,400	46,580,660
		160,734,145
Software - 10.7%
2U, Inc. (a)(b)	360,761	16,990,039
Agora, Inc. ADR (a)(b)	114,345	4,978,581
Anaplan, Inc. (a)	174,203	7,910,558
Avalara, Inc. (a)	132,431	17,805,348
BlackLine, Inc. (a)	89,137	7,925,171
Ceridian HCM Holding, Inc. (a)	214,491	16,792,500
Cloudera, Inc. (a)(b)	1,542,800	17,387,356
Digital Turbine, Inc. (a)	125,082	1,736,138
Dynatrace, Inc.	706,027	29,533,109
Elastic NV (a)	307,824	29,609,591
Everbridge, Inc. (a)(b)	198,973	28,413,344
Five9, Inc. (a)	456,782	55,188,401
Globant SA (a)	119,640	20,690,542
Jamf Holding Corp. (a)	5,000	203,000
Lightspeed POS, Inc. (a)	567,750	16,039,165
LivePerson, Inc. (a)(b)	579,446	24,904,589
Manhattan Associates, Inc. (a)	168,603	16,150,481
Nuance Communications, Inc. (a)	432,247	11,821,955
Onespan, Inc. (a)	194,213	6,047,793
Ping Identity Holding Corp. (a)	392,300	13,479,428
Qualys, Inc. (a)	98,413	12,152,037
Rapid7, Inc. (a)	193,600	11,532,752
Tenable Holdings, Inc. (a)	1,212,708	41,147,182
Varonis Systems, Inc. (a)	188,800	20,456,480
		428,895,540

TOTAL INFORMATION TECHNOLOGY		871,936,181

MATERIALS - 1.7%
Chemicals - 0.6%
Axalta Coating Systems Ltd. (a)	523,782	11,627,960
Valvoline, Inc.	535,521	10,988,891
		22,616,851
Construction Materials - 0.3%
Summit Materials, Inc. (a)	871,735	12,831,939
Containers & Packaging - 0.5%
Avery Dennison Corp.	170,692	19,346,231
Metals & Mining - 0.3%
Yamana Gold, Inc.	2,049,200	13,309,971

TOTAL MATERIALS		68,104,992

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Americold Realty Trust	336,456	13,576,000
Terreno Realty Corp.	320,742	19,488,284
		33,064,284
Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.	126,888	12,550,492
Redfin Corp. (a)	187,000	7,775,460
		20,325,952

TOTAL REAL ESTATE		53,390,236

TOTAL COMMON STOCKS
(Cost $3,050,138,655)		3,909,319,462

Convertible Preferred Stocks - 1.7%
INDUSTRIALS - 0.3%
Road & Rail - 0.3%
Convoy, Inc. Series D (d)(e)	913,444	12,304,091
INFORMATION TECHNOLOGY - 1.4%
IT Services - 0.3%
Yanka Industries, Inc. Series E (d)(e)	869,641	10,504,568
Software - 1.1%
Compass, Inc. Series E (a)(d)(e)	353,803	44,710,085

TOTAL INFORMATION TECHNOLOGY		55,214,653

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $46,746,590)		67,518,744

Money Market Funds - 5.8%
Fidelity Cash Central Fund 0.14% (g)	8,482,764	8,485,309
Fidelity Securities Lending Cash Central Fund 0.13% (g)(h)	223,605,778	223,628,139
TOTAL MONEY MARKET FUNDS
(Cost $232,112,599)		232,113,448
TOTAL INVESTMENT IN SECURITIES - 105.4%
(Cost $3,328,997,844)		4,208,951,654
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(214,225,712)
NET ASSETS - 100%		$3,994,725,942

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $97,118,428 or 2.4% of net assets.

 (e) Level 3 security

 (f) Affiliated company

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$23,873,990
Convoy, Inc. Series D	10/30/19	$12,368,032
StepStone Group Holdings LLC	8/19/19	$12,426,400
StepStone Group LP Class A	8/19/19	$12,426,400
Yanka Industries, Inc. Series E	5/15/20	$10,504,568

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$434,697
Fidelity Securities Lending Cash Central Fund	2,774,004
Total	$3,208,701

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Cardlytics, Inc.	$50,647,708	$22,022,726	$117,860,666	$--	$71,737,769	$(12,513,921)	$--
SiTime Corp.	--	30,058,396	--	--	--	16,522,264	46,580,660
Total	$50,647,708	$52,081,122	$117,860,666	$--	$71,737,769	$4,008,343	$46,580,660

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$140,766,569	$140,766,569	$--	$--
Consumer Discretionary	547,274,269	547,274,269	--	--
Consumer Staples	167,229,382	167,229,382	--	--
Financials	190,906,663	161,306,979	--	29,599,684
Health Care	1,245,314,465	1,236,275,562	9,038,903	--
Industrials	636,700,796	624,396,705	--	12,304,091
Information Technology	927,150,834	871,936,181	--	55,214,653
Materials	68,104,992	68,104,992	--	--
Real Estate	53,390,236	53,390,236	--	--
Money Market Funds	232,113,448	232,113,448	--	--
Total Investments in Securities:	$4,208,951,654	$4,102,794,323	$9,038,903	$97,118,428

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Information Technology
Beginning Balance	$55,905,792
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(11,195,707)
Cost of Purchases	10,504,568
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$55,214,653
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(11,195,707)
Equities - Other Investments in Securities
Beginning Balance	$3,954,314
Net Realized Gain (Loss) on Investment Securities	(12,485,784)
Net Unrealized Gain (Loss) on Investment Securities	17,162,933
Cost of Purchases	37,226,552
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(3,954,240)
Ending Balance	$41,903,775
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$4,677,223

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
Bermuda	3.3%
Cayman Islands	1.8%
Netherlands	1.7%
Israel	1.2%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $217,857,060) — See accompanying schedule: Unaffiliated issuers (cost $3,066,826,849)	$3,930,257,546
Fidelity Central Funds (cost $232,112,599)	232,113,448
Other affiliated issuers (cost $30,058,396)	46,580,660
Total Investment in Securities (cost $3,328,997,844)		$4,208,951,654
Restricted cash		1,230,182
Receivable for investments sold		52,947,061
Receivable for fund shares sold		2,538,993
Dividends receivable		443,981
Distributions receivable from Fidelity Central Funds		396,255
Prepaid expenses		899
Other receivables		163,069
Total assets		4,266,672,094
Liabilities
Payable for investments purchased	$32,600,202
Payable for fund shares redeemed	11,999,825
Accrued management fee	2,900,449
Distribution and service plan fees payable	147,738
Other affiliated payables	599,744
Other payables and accrued expenses	81,004
Collateral on securities loaned	223,617,190
Total liabilities		271,946,152
Net Assets		$3,994,725,942
Net Assets consist of:
Paid in capital		$2,921,812,885
Total accumulated earnings (loss)		1,072,913,057
Net Assets		$3,994,725,942
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($268,448,455 ÷ 10,075,326 shares)(a)		$26.64
Maximum offering price per share (100/94.25 of $26.64)		$28.27
Class M:
Net Asset Value and redemption price per share ($70,604,790 ÷ 2,762,639 shares)(a)		$25.56
Maximum offering price per share (100/96.50 of $25.56)		$26.49
Class C:
Net Asset Value and offering price per share ($77,849,786 ÷ 3,374,690 shares)(a)		$23.07
Small Cap Growth:
Net Asset Value, offering price and redemption price per share ($2,839,506,118 ÷ 101,148,358 shares)		$28.07
Class I:
Net Asset Value, offering price and redemption price per share ($540,553,118 ÷ 19,202,588 shares)		$28.15
Class Z:
Net Asset Value, offering price and redemption price per share ($197,763,675 ÷ 6,997,556 shares)		$28.26

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$18,029,164
Income from Fidelity Central Funds (including $2,774,004 from security lending)		3,208,701
Total income		21,237,865
Expenses
Management fee
Basic fee	$26,104,287
Performance adjustment	7,656,293
Transfer agent fees	6,258,926
Distribution and service plan fees	1,823,879
Accounting fees	1,018,526
Custodian fees and expenses	52,981
Independent trustees' fees and expenses	24,188
Registration fees	142,040
Audit	80,467
Legal	12,879
Interest	6,436
Miscellaneous	86,084
Total expenses before reductions	43,266,986
Expense reductions	(425,795)
Total expenses after reductions		42,841,191
Net investment income (loss)		(21,603,326)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	218,094,507
Fidelity Central Funds	11,632
Other affiliated issuers	71,967,677
Foreign currency transactions	68,701
Total net realized gain (loss)		290,142,517
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	32,263,359
Fidelity Central Funds	849
Other affiliated issuers	4,008,343
Assets and liabilities in foreign currencies	2,114
Total change in net unrealized appreciation (depreciation)		36,274,665
Net gain (loss)		326,417,182
Net increase (decrease) in net assets resulting from operations		$304,813,856

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(21,603,326)	$(25,723,754)
Net realized gain (loss)	290,142,517	318,467,319
Change in net unrealized appreciation (depreciation)	36,274,665	(84,135,999)
Net increase (decrease) in net assets resulting from operations	304,813,856	208,607,566
Distributions to shareholders	(217,764,832)	(497,059,513)
Share transactions - net increase (decrease)	(211,257,791)	(211,501,516)
Total increase (decrease) in net assets	(124,208,767)	(499,953,463)
Net Assets
Beginning of period	4,118,934,709	4,618,888,172
End of period	$3,994,725,942	$4,118,934,709

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth Fund Class A

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$26.03	$27.45	$22.99	$19.17	$20.55
Income from Investment Operations
Net investment income (loss)A	(.20)	(.21)	(.18)	(.14)	(.10)
Net realized and unrealized gain (loss)	2.26	1.79	6.32	4.12	(.51)
Total from investment operations	2.06	1.58	6.14	3.98	(.61)
Distributions from net realized gain	(1.45)	(3.00)	(1.68)	(.16)	(.78)
Total distributions	(1.45)	(3.00)	(1.68)	(.16)	(.78)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	.01A
Net asset value, end of period	$26.64	$26.03	$27.45	$22.99	$19.17
Total ReturnC,D	8.39%	5.88%	28.47%	20.90%	(2.85)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.37%	1.33%	1.31%	1.35%	1.37%
Expenses net of fee waivers, if any	1.37%	1.33%	1.31%	1.35%	1.37%
Expenses net of all reductions	1.36%	1.32%	1.30%	1.34%	1.36%
Net investment income (loss)	(.80)%	(.85)%	(.74)%	(.66)%	(.58)%
Supplemental Data
Net assets, end of period (000 omitted)	$268,448	$285,554	$315,894	$218,905	$176,988
Portfolio turnover rateG	126%H	91%H	106%H	140%H	143%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class M

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$25.09	$26.59	$22.35	$18.69	$20.08
Income from Investment Operations
Net investment income (loss)A	(.25)	(.26)	(.24)	(.19)	(.15)
Net realized and unrealized gain (loss)	2.17	1.72	6.13	4.01	(.50)
Total from investment operations	1.92	1.46	5.89	3.82	(.65)
Distributions from net realized gain	(1.45)	(2.96)	(1.65)	(.16)	(.75)
Total distributions	(1.45)	(2.96)	(1.65)	(.16)	(.75)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	.01A
Net asset value, end of period	$25.56	$25.09	$26.59	$22.35	$18.69
Total ReturnC,D	8.14%	5.60%	28.15%	20.57%	(3.14)%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.63%	1.60%	1.58%	1.62%	1.66%
Expenses net of fee waivers, if any	1.63%	1.60%	1.58%	1.62%	1.66%
Expenses net of all reductions	1.62%	1.59%	1.57%	1.61%	1.64%
Net investment income (loss)	(1.06)%	(1.12)%	(1.01)%	(.94)%	(.87)%
Supplemental Data
Net assets, end of period (000 omitted)	$70,605	$75,030	$82,567	$64,034	$53,447
Portfolio turnover rateG	126%H	91%H	106%H	140%H	143%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class C

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$22.89	$24.56	$20.83	$17.52	$18.90
Income from Investment Operations
Net investment income (loss)A	(.34)	(.35)	(.34)	(.27)	(.22)
Net realized and unrealized gain (loss)	1.97	1.58	5.69	3.74	(.48)
Total from investment operations	1.63	1.23	5.35	3.47	(.70)
Distributions from net realized gain	(1.45)	(2.90)	(1.62)	(.16)	(.69)
Total distributions	(1.45)	(2.90)	(1.62)	(.16)	(.69)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	.01A
Net asset value, end of period	$23.07	$22.89	$24.56	$20.83	$17.52
Total ReturnC,D	7.62%	5.06%	27.51%	19.95%	(3.64)%
Ratios to Average Net AssetsE,F
Expenses before reductions	2.13%	2.09%	2.07%	2.11%	2.16%
Expenses net of fee waivers, if any	2.13%	2.09%	2.07%	2.11%	2.16%
Expenses net of all reductions	2.12%	2.08%	2.06%	2.10%	2.14%
Net investment income (loss)	(1.56)%	(1.61)%	(1.50)%	(1.43)%	(1.37)%
Supplemental Data
Net assets, end of period (000 omitted)	$77,850	$96,449	$139,375	$102,669	$73,731
Portfolio turnover rateG	126%H	91%H	106%H	140%H	143%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the contingent deferred sales charge.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.27	$28.59	$23.84	$19.82	$21.20
Income from Investment Operations
Net investment income (loss)A	(.13)	(.15)	(.12)	(.09)	(.06)
Net realized and unrealized gain (loss)	2.38	1.87	6.57	4.27	(.52)
Total from investment operations	2.25	1.72	6.45	4.18	(.58)
Distributions from net realized gain	(1.45)	(3.04)	(1.70)	(.16)	(.81)
Total distributions	(1.45)	(3.04)	(1.70)	(.16)	(.81)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	.01A
Net asset value, end of period	$28.07	$27.27	$28.59	$23.84	$19.82
Total ReturnC	8.72%	6.17%	28.81%	21.22%	(2.63)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.08%	1.05%	1.02%	1.08%	1.12%
Expenses net of fee waivers, if any	1.08%	1.05%	1.02%	1.08%	1.12%
Expenses net of all reductions	1.07%	1.04%	1.01%	1.07%	1.11%
Net investment income (loss)	(.52)%	(.57)%	(.45)%	(.40)%	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$2,839,506	$2,888,038	$3,269,548	$2,336,762	$1,580,264
Portfolio turnover rateF	126%G	91%G	106%G	140%G	143%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class I

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$27.35	$28.66	$23.90	$19.86	$21.24
Income from Investment Operations
Net investment income (loss)A	(.14)	(.15)	(.12)	(.08)	(.05)
Net realized and unrealized gain (loss)	2.39	1.88	6.58	4.28	(.53)
Total from investment operations	2.25	1.73	6.46	4.20	(.58)
Distributions from net realized gain	(1.45)	(3.04)	(1.70)	(.16)	(.81)
Total distributions	(1.45)	(3.04)	(1.70)	(.16)	(.81)
Redemption fees added to paid in capital	–	–	–A,B	–A,B	.01A
Net asset value, end of period	$28.15	$27.35	$28.66	$23.90	$19.86
Total ReturnC	8.70%	6.18%	28.78%	21.28%	(2.62)%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.11%	1.06%	1.03%	1.06%	1.09%
Expenses net of fee waivers, if any	1.11%	1.06%	1.03%	1.06%	1.09%
Expenses net of all reductions	1.10%	1.06%	1.02%	1.05%	1.07%
Net investment income (loss)	(.54)%	(.58)%	(.46)%	(.38)%	(.30)%
Supplemental Data
Net assets, end of period (000 omitted)	$540,553	$590,311	$678,576	$390,032	$163,696
Portfolio turnover rateF	126%G	91%G	106%G	140%G	143%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Growth Fund Class Z

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$27.41	$28.71	$23.91	$21.39
Income from Investment Operations
Net investment income (loss)B	(.10)	(.11)	(.09)	(.05)
Net realized and unrealized gain (loss)	2.40	1.87	6.61	2.57
Total from investment operations	2.30	1.76	6.52	2.52
Distributions from net realized gain	(1.45)	(3.06)	(1.72)	–
Total distributions	(1.45)	(3.06)	(1.72)	–
Redemption fees added to paid in capital	–	–	–B,C	–B,C
Net asset value, end of period	$28.26	$27.41	$28.71	$23.91
Total ReturnD,E	8.87%	6.29%	29.02%	11.78%
Ratios to Average Net AssetsF,G
Expenses before reductions	.97%	.92%	.89%	.90%H
Expenses net of fee waivers, if any	.96%	.92%	.89%	.90%H
Expenses net of all reductions	.95%	.92%	.88%	.89%H
Net investment income (loss)	(.40)%	(.44)%	(.32)%	(.44)%H
Supplemental Data
Net assets, end of period (000 omitted)	$197,764	$183,552	$132,928	$18,447
Portfolio turnover rateI	126%J	91%J	106%J	140%J

 A For the period February 1, 2017 (commencement of sale of shares) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Small Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Fidelity Small Cap Growth, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 97,118,428	Market approach	Transaction price	$12.08	Increase
		Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	13.6	Increase
			Discount rate	32.5%-69.2% / 56.2%	Decrease
			Enterprise value/Sales multiple (EV/S)	1.5 – 1.8/ 1.5	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships, net operating losses and losses deferred due to wash sales and excise tax.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$970,644,729
Gross unrealized depreciation	(117,458,437)
Net unrealized appreciation (depreciation)	$853,186,292
Tax Cost	$3,355,765,362

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$232,248,199
Net unrealized appreciation (depreciation) on securities and other investments	$853,188,272

The Fund intends to elect to defer to its next fiscal year $12,523,414 of ordinary losses recognized during the period January 1, 2020 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$–	$ 178,839,342
Long-term Capital Gains	217,764,832	318,220,171
Total	$217,764,832	$ 497,059,513

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $30,829,866 in this Subsidiary, representing .77% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth Fund	4,775,806,818	5,107,563,359

Unaffiliated Redemptions In-Kind. During the period, 1,198,281 shares of the Fund were redeemed in-kind for investments and cash with a value of $32,422,959. The net realized gain of $9,910,437 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, shares of the Fidelity Small Cap Growth Fund were redeemed in-kind for investments. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Small Cap Growth Fund in-kind transactions, please refer to the Fidelity Small Cap Growth Fund prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Growth as compared to its benchmark index, the Russell 2000 Growth Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$655,352	$13,368
Class M	.25%	.25%	342,668	1,846
Class C	.75%	.25%	825,859	29,227
			$1,823,879	$44,441

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$32,539
Class M	4,177
Class C(a)	2,409
$39,125

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$512,002.20
Class M	142,002.21
Class C	172,640.21
Small Cap Growth	4,347,182.16
Class I	1,003,153.19
Class Z	81,947.04
	$6,258,926

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Growth Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth Fund	$194,599

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth Fund	Borrower	$11,149,211	1.09%	$6,436

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $20,602.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Small Cap Growth Fund	$9,376

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $4,350,194. Total fees paid by the Fund to NFS, as lending agent, amounted to $265,462. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $159,202 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $384,238 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $6,105. During the period, transfer agent credits reduced each class' expenses as noted in the table below.

Expense reduction
Small Cap Growth	$41

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $16,391.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $19,020 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019
Distributions to shareholders
Class A	$15,614,129	$34,685,218
Class M	4,255,045	9,164,126
Class C	5,910,629	16,135,660
Small Cap Growth	151,308,285	350,367,749
Class I	30,684,941	71,811,488
Class Z	9,991,803	14,895,272
Total	$217,764,832	$497,059,513

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019	Year ended July 31, 2020	Year ended July 31, 2019
Class A
Shares sold	1,796,708	2,133,430	$43,999,208	$51,723,419
Reinvestment of distributions	624,197	1,321,086	15,459,513	34,480,523
Shares redeemed	(3,317,701)	(3,991,085)	(79,344,299)	(95,100,431)
Net increase (decrease)	(896,796)	(536,569)	$(19,885,578)	$(8,896,489)
Class M
Shares sold	324,349	317,719	$7,533,494	$7,433,229
Reinvestment of distributions	177,347	361,926	4,224,131	9,120,199
Shares redeemed	(730,012)	(794,185)	(17,016,572)	(18,054,920)
Net increase (decrease)	(228,316)	(114,540)	$(5,258,947)	$(1,501,492)
Class C
Shares sold	292,659	309,686	$6,119,973	$6,516,456
Reinvestment of distributions	267,451	689,073	5,778,310	15,944,303
Shares redeemed	(1,398,488)	(2,460,326)	(28,909,752)	(52,214,985)
Net increase (decrease)	(838,378)	(1,461,567)	$(17,011,469)	$(29,754,226)
Small Cap Growth
Shares sold	23,920,724	17,891,444	$595,471,617	$464,089,780
Reinvestment of distributions	5,544,742	12,256,590	144,309,689	334,955,420
Shares redeemed	(34,227,420)(a)	(38,604,543)(b)	(855,432,691)(a)	(977,681,337)(b)
Net increase (decrease)	(4,761,954)	(8,456,509)	$(115,651,385)	$(178,636,137)
Class I
Shares sold	4,983,369	4,729,284	$126,413,853	$123,093,185
Reinvestment of distributions	1,151,125	2,543,850	30,047,788	69,666,847
Shares redeemed	(8,518,254)(a)	(9,361,050)	(218,079,633)(a)	(237,801,656)
Net increase (decrease)	(2,383,760)	(2,087,916)	$(61,617,992)	$(45,041,624)
Class Z
Shares sold	2,771,561	3,951,932	$71,827,246	$99,696,861
Reinvestment of distributions	306,867	395,743	8,038,145	10,820,866
Shares redeemed	(2,777,073)	(2,281,679)	(71,697,811)	(58,189,275)
Net increase (decrease)	301,355	2,065,996	$8,167,580	$52,328,452

 (a) Amount includes in-kind redemptions (see Unaffiliated Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Unaffiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Mr. Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Small Cap Growth Fund
Class A	1.39%
Actual		$1,000.00	$1,012.90	$6.96
Hypothetical-C		$1,000.00	$1,017.95	$6.97
Class M	1.65%
Actual		$1,000.00	$1,011.90	$8.25
Hypothetical-C		$1,000.00	$1,016.66	$8.27
Class C	2.16%
Actual		$1,000.00	$1,009.20	$10.79
Hypothetical-C		$1,000.00	$1,014.12	$10.82
Small Cap Growth	1.10%
Actual		$1,000.00	$1,014.50	$5.51
Hypothetical-C		$1,000.00	$1,019.39	$5.52
Class I	1.13%
Actual		$1,000.00	$1,014.40	$5.66
Hypothetical-C		$1,000.00	$1,019.24	$5.67
Class Z	.98%
Actual		$1,000.00	$1,015.10	$4.91
Hypothetical-C		$1,000.00	$1,019.99	$4.92

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Small Cap Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Fidelity Small Cap Growth Fund
Class A	09/14/20	09/11/20	$1.610
Class M	09/14/20	09/11/20	$1.610
Class C	09/14/20	09/11/20	$1.610
Small Cap Growth	09/14/20	09/11/20	$1.610
Class I	09/14/20	09/11/20	$1.610
Class Z	09/14/20	09/11/20	$1.610

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $299,518,651, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	991,711,698.612	62.930
Against	206,242,317.600	13.087
Abstain	129,204,726.003	8.199
Broker Non-Vote	248,745,587.010	15.784
TOTAL	1,575,904,329.224	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

SCP-ANN-0920
1.803695.115

Fidelity® Small Cap Value Fund

Annual Report

July 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
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Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	(18.09)%	0.57%	7.49%
Class M (incl. 3.50% sales charge)	(16.33)%	0.79%	7.49%
Class C (incl. contingent deferred sales charge)	(14.57)%	0.98%	7.32%
Fidelity® Small Cap Value Fund	(12.88)%	2.01%	8.43%
Class I	(12.82)%	2.03%	8.43%
Class Z	(12.73)%	2.09%	8.46%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Value Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Value Index performed over the same period.

Period Ending Values
$22,457	Fidelity® Small Cap Value Fund
$20,227	Russell 2000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Clint Lawrence:  For the fiscal year ending July 31, 2020, the fund's share classes returned about -13% to -14%, outperforming the -15.91% result of the benchmark Russell 2000 Value Index. The top contributor to performance versus the benchmark was stock selection in financials. Security selection in real estate and industrials also lifted performance. The fund's biggest individual relative contributor was our overweighting in BJ's Wholesale Club, which gained approximately 29%. This is a position that was sold the past year. The fund's non-benchmark stake in Synnex gained about 25%. We decreased our stake in the company the past 12 months. Another top relative contributor was an out-of-benchmark stake in Schneider National (+33%). We added to our position in the company the past 12 months. The fund's roughly 1% stake in cash, on average, also helped in a down market. Conversely, the primary detractor from performance versus the benchmark was stock selection in consumer discretionary. Also hampering the fund's relative result was security selection in energy. Stock picking and an underweighting in the health care sector, primarily within the pharmaceuticals, biotechnology & life sciences industry, further hindered relative results. Our non-benchmark stake in Viper Energy Partners was the fund's largest individual relative detractor, due to its -75% result. The position in Viper Energy Partners was sold the past year. Another notable relative detractor was an out-of-benchmark stake in Shawcor (-86%). This position was not held at the end of the period. Also hindering performance was our outsized stake in Titan Machinery, which returned -62%. Titan Machinery was not held at period end. Notable changes in positioning include a higher allocation to the consumer discretionary and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On July 1, 2020, Derek Janssen came off the fund, leaving Clint Lawrence as sole manager.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
KB Home	2.2
SPX Flow, Inc.	2.1
TRI Pointe Homes, Inc.	2.1
The Bank of NT Butterfield & Son Ltd.	2.0
Potlatch Corp.	2.0
Signature Bank	1.9
Valvoline, Inc.	1.8
Enstar Group Ltd.	1.9
Jeld-Wen Holding, Inc.	1.8
U.S. Foods Holding Corp.	1.8
19.6

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Financials	28.4
Industrials	17.6
Consumer Discretionary	14.7
Materials	8.3
Information Technology	8.1

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	97.7%
Short-Term Investments and Net Other Assets (Liabilities)	2.3%

 * Foreign investments - 19.6%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value
COMMUNICATION SERVICES - 2.0%
Entertainment - 0.5%
Cinemark Holdings, Inc. (a)	656,200	$7,762,846
Media - 1.5%
Nexstar Broadcasting Group, Inc. Class A	298,500	26,163,525

TOTAL COMMUNICATION SERVICES		33,926,371

CONSUMER DISCRETIONARY - 14.7%
Auto Components - 1.5%
Lear Corp.	60,100	6,633,838
Standard Motor Products, Inc.	428,942	19,508,282
		26,142,120
Hotels, Restaurants & Leisure - 2.6%
Hilton Grand Vacations, Inc. (b)	1,214,900	24,662,470
International Game Technology PLC (a)	1,986,500	19,586,890
		44,249,360
Household Durables - 4.3%
KB Home	1,125,900	37,875,276
TRI Pointe Homes, Inc. (b)	2,089,600	34,938,112
		72,813,388
Leisure Products - 1.1%
BRP, Inc.	336,200	15,059,913
Callaway Golf Co.	179,933	3,427,724
		18,487,637
Specialty Retail - 2.8%
Bed Bath & Beyond, Inc. (a)	2,040,100	22,073,882
Rent-A-Center, Inc.	253,900	7,342,788
Williams-Sonoma, Inc. (a)	205,600	17,911,872
		47,328,542
Textiles, Apparel & Luxury Goods - 2.4%
Oxford Industries, Inc.	378,700	16,261,378
Tapestry, Inc.	1,824,000	24,368,640
		40,630,018

TOTAL CONSUMER DISCRETIONARY		249,651,065

CONSUMER STAPLES - 2.5%
Food & Staples Retailing - 1.8%
U.S. Foods Holding Corp. (b)	1,505,600	30,563,680
Food Products - 0.7%
Nomad Foods Ltd. (b)	512,000	11,806,720

TOTAL CONSUMER STAPLES		42,370,400

ENERGY - 2.4%
Oil, Gas & Consumable Fuels - 2.4%
Brigham Minerals, Inc. Class A	855,700	9,481,156
BW Energy Ltd.	2,403,500	4,534,034
Euronav NV	842,000	8,243,180
Renewable Energy Group, Inc. (b)	391,500	10,797,570
WPX Energy, Inc. (b)	1,157,900	6,912,663
		39,968,603
FINANCIALS - 28.4%
Banks - 15.0%
BankUnited, Inc.	484,601	9,759,864
Camden National Corp.	187,830	5,952,333
Citizens Financial Group, Inc.	736,900	18,282,489
Comerica, Inc.	580,400	22,357,008
Cullen/Frost Bankers, Inc. (a)	392,200	28,261,932
First Citizens Bancshares, Inc.	17,424	7,420,359
Hanmi Financial Corp.	859,209	7,930,499
Signature Bank	312,300	32,020,119
Sterling Bancorp	1,986,100	22,343,625
Synovus Financial Corp.	1,303,500	26,265,525
The Bank of NT Butterfield & Son Ltd.	1,313,600	34,193,008
Trico Bancshares	714,897	20,017,116
Western Alliance Bancorp.	533,400	19,175,730
		253,979,607
Capital Markets - 3.6%
Affiliated Managers Group, Inc.	67,900	4,670,841
AllianceBernstein Holding LP	930,800	26,444,028
BrightSphere Investment Group, Inc.	1,040,199	13,980,275
Lazard Ltd. Class A	522,500	15,319,700
		60,414,844
Consumer Finance - 1.2%
Encore Capital Group, Inc. (a)(b)	549,000	20,054,970
Diversified Financial Services - 1.3%
ECN Capital Corp.	6,414,251	22,602,758
Insurance - 7.3%
Axis Capital Holdings Ltd.	760,900	30,527,308
Enstar Group Ltd. (b)	187,496	31,489,953
First American Financial Corp.	326,575	16,658,591
Old Republic International Corp.	1,707,200	27,434,704
Primerica, Inc.	145,100	17,362,666
		123,473,222

TOTAL FINANCIALS		480,525,401

HEALTH CARE - 4.4%
Health Care Providers & Services - 1.8%
Premier, Inc. (b)	746,977	26,121,786
Universal Health Services, Inc. Class B	35,200	3,868,480
		29,990,266
Health Care Technology - 1.6%
Cegedim SA (b)	870,113	27,878,629
Pharmaceuticals - 1.0%
Jazz Pharmaceuticals PLC (b)	151,500	16,399,875

TOTAL HEALTH CARE		74,268,770

INDUSTRIALS - 17.6%
Building Products - 3.3%
American Woodmark Corp. (b)	139,900	11,278,738
Jeld-Wen Holding, Inc. (b)	1,595,800	31,277,680
Owens Corning	221,600	13,400,152
		55,956,570
Commercial Services & Supplies - 1.1%
HNI Corp.	359,200	10,668,240
Knoll, Inc.	715,200	8,374,992
		19,043,232
Construction & Engineering - 2.5%
AECOM (b)	762,100	27,580,399
Arcosa, Inc.	226,100	9,545,942
Argan, Inc. (a)	134,597	5,774,211
		42,900,552
Electrical Equipment - 1.8%
Regal Beloit Corp.	327,968	30,163,217
Machinery - 4.2%
ITT, Inc.	344,900	19,911,077
Luxfer Holdings PLC sponsored	1,191,600	15,133,320
SPX Flow, Inc. (b)	893,800	35,823,504
		70,867,901
Professional Services - 1.5%
Kelly Services, Inc. Class A (non-vtg.)	595,500	8,819,355
Manpower, Inc.	232,000	15,959,280
		24,778,635
Road & Rail - 1.8%
ArcBest Corp.	217,200	6,600,708
Knight-Swift Transportation Holdings, Inc. Class A (a)	217,500	9,459,075
Schneider National, Inc. Class B	559,700	14,065,261
		30,125,044
Trading Companies & Distributors - 1.4%
AerCap Holdings NV (b)	404,500	10,893,185
Beacon Roofing Supply, Inc. (b)	424,800	13,236,768
		24,129,953

TOTAL INDUSTRIALS		297,965,104

INFORMATION TECHNOLOGY - 8.1%
Electronic Equipment & Components - 4.7%
Avnet, Inc.	222,500	5,945,200
Insight Enterprises, Inc. (b)	254,400	12,679,296
Jabil, Inc.	797,700	27,807,822
SYNNEX Corp.	110,860	13,828,676
TTM Technologies, Inc. (b)	1,560,700	19,212,217
		79,473,211
IT Services - 1.1%
Perspecta, Inc.	593,900	12,709,460
Unisys Corp. (a)(b)	501,400	5,961,646
		18,671,106
Semiconductors & Semiconductor Equipment - 0.7%
Kulicke & Soffa Industries, Inc.	501,500	11,885,550
Software - 1.6%
Xperi Holding Corp.	1,513,601	27,910,802

TOTAL INFORMATION TECHNOLOGY		137,940,669

MATERIALS - 8.3%
Chemicals - 2.8%
Olin Corp.	427,276	4,802,582
Valvoline, Inc.	1,540,000	31,600,800
Westlake Chemical Corp. (a)	220,000	11,990,000
		48,393,382
Construction Materials - 0.6%
Eagle Materials, Inc.	118,100	9,475,163
Containers & Packaging - 3.3%
Ardagh Group SA	1,843,055	25,083,979
O-I Glass, Inc.	1,650,000	17,226,000
WestRock Co.	500,400	13,440,744
		55,750,723
Metals & Mining - 1.6%
Commercial Metals Co.	855,800	17,697,944
Highland Gold Mining Ltd.	2,247,700	8,709,028
		26,406,972

TOTAL MATERIALS		140,026,240

REAL ESTATE - 6.7%
Equity Real Estate Investment Trusts (REITs) - 4.5%
Corporate Office Properties Trust (SBI)	560,400	14,839,392
Equity Commonwealth	185,400	5,853,078
Potlatch Corp.	777,000	33,263,370
RLJ Lodging Trust	2,633,300	21,092,733
		75,048,573
Real Estate Management & Development - 2.2%
DIC Asset AG	2,221,200	28,781,088
DIC Asset AG rights (b)(c)	2,221,200	1,334,396
Jones Lang LaSalle, Inc.	76,900	7,606,179
		37,721,663

TOTAL REAL ESTATE		112,770,236

UTILITIES - 2.6%
Electric Utilities - 0.7%
Portland General Electric Co.	259,500	11,451,735
Gas Utilities - 1.1%
ONE Gas, Inc.	108,400	8,205,880
Spire, Inc.	119,900	7,393,034
Towngas China Co. Ltd.	8,525,000	4,102,841
		19,701,755
Independent Power and Renewable Electricity Producers - 0.8%
Clearway Energy, Inc. Class C	561,000	13,766,940

TOTAL UTILITIES		44,920,430

TOTAL COMMON STOCKS
(Cost $1,558,992,943)		1,654,333,289

Money Market Funds - 4.5%
Fidelity Cash Central Fund 0.14% (d)	2,702,169	2,702,979
Fidelity Securities Lending Cash Central Fund 0.13% (d)(e)	73,341,523	73,348,857
TOTAL MONEY MARKET FUNDS
(Cost $76,051,836)		76,051,836
TOTAL INVESTMENT IN SECURITIES - 102.2%
(Cost $1,635,044,779)		1,730,385,125
NET OTHER ASSETS (LIABILITIES) - (2.2)%		(37,099,908)
NET ASSETS - 100%		$1,693,285,217

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$302,894
Fidelity Securities Lending Cash Central Fund	87,444
Total	$390,338

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Titan Machinery, Inc.	$24,865,352	$983,407	$14,911,090	$--	$(8,386,002)	$(2,551,667)	$--
Total	$24,865,352	$983,407	$14,911,090	$--	$(8,386,002)	$(2,551,667)	$--

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$33,926,371	$33,926,371	$--	$--
Consumer Discretionary	249,651,065	249,651,065	--	--
Consumer Staples	42,370,400	42,370,400	--	--
Energy	39,968,603	39,968,603	--	--
Financials	480,525,401	480,525,401	--	--
Health Care	74,268,770	74,268,770	--	--
Industrials	297,965,104	297,965,104	--	--
Information Technology	137,940,669	137,940,669	--	--
Materials	140,026,240	140,026,240	--	--
Real Estate	112,770,236	112,770,236	--	--
Utilities	44,920,430	44,920,430	--	--
Money Market Funds	76,051,836	76,051,836	--	--
Total Investments in Securities:	$1,730,385,125	$1,730,385,125	$--	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.4%
Bermuda	6.6%
Canada	2.2%
United Kingdom	2.1%
Germany	1.8%
France	1.6%
Luxembourg	1.5%
Ireland	1.0%
Others (Individually Less Than 1%)	2.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $70,588,890) — See accompanying schedule: Unaffiliated issuers (cost $1,558,992,943)	$1,654,333,289
Fidelity Central Funds (cost $76,051,836)	76,051,836
Total Investment in Securities (cost $1,635,044,779)		$1,730,385,125
Receivable for investments sold		37,598,760
Receivable for fund shares sold		1,660,209
Dividends receivable		3,076,681
Distributions receivable from Fidelity Central Funds		48,313
Prepaid expenses		323
Other receivables		185,808
Total assets		1,772,955,219
Liabilities
Payable for investments purchased
Regular delivery	$1,588,604
Delayed delivery	1,334,396
Payable for fund shares redeemed	1,890,859
Accrued management fee	1,073,280
Distribution and service plan fees payable	47,799
Other affiliated payables	314,589
Other payables and accrued expenses	77,200
Collateral on securities loaned	73,343,275
Total liabilities		79,670,002
Net Assets		$1,693,285,217
Net Assets consist of:
Paid in capital		$1,838,878,881
Total accumulated earnings (loss)		(145,593,664)
Net Assets		$1,693,285,217
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($101,675,234 ÷ 8,247,489 shares)(a)		$12.33
Maximum offering price per share (100/94.25 of $12.33)		$13.08
Class M:
Net Asset Value and redemption price per share ($38,048,675 ÷ 3,189,691 shares)(a)		$11.93
Maximum offering price per share (100/96.50 of $11.93)		$12.36
Class C:
Net Asset Value and offering price per share ($13,747,996 ÷ 1,277,437 shares)(a)		$10.76
Small Cap Value:
Net Asset Value, offering price and redemption price per share ($1,231,427,239 ÷ 97,384,578 shares)		$12.64
Class I:
Net Asset Value, offering price and redemption price per share ($214,537,553 ÷ 16,959,832 shares)		$12.65
Class Z:
Net Asset Value, offering price and redemption price per share ($93,848,520 ÷ 7,419,424 shares)		$12.65

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$37,145,022
Interest		3,871
Income from Fidelity Central Funds (including $87,444 from security lending)		390,338
Total income		37,539,231
Expenses
Management fee
Basic fee	$12,616,317
Performance adjustment	616,588
Transfer agent fees	3,464,157
Distribution and service plan fees	680,042
Accounting fees	564,902
Custodian fees and expenses	56,300
Independent trustees' fees and expenses	11,940
Registration fees	133,060
Audit	59,629
Legal	5,956
Interest	1,217
Miscellaneous	49,914
Total expenses before reductions	18,260,022
Expense reductions	(391,548)
Total expenses after reductions		17,868,474
Net investment income (loss)		19,670,757
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(215,615,427)
Fidelity Central Funds	12,515
Other affiliated issuers	(8,386,002)
Foreign currency transactions	(8,104)
Total net realized gain (loss)		(223,997,018)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(45,132,235)
Affiliated issuers	(2,551,667)
Assets and liabilities in foreign currencies	5,239
Total change in net unrealized appreciation (depreciation)		(47,678,663)
Net gain (loss)		(271,675,681)
Net increase (decrease) in net assets resulting from operations		$(252,004,924)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$19,670,757	$25,033,624
Net realized gain (loss)	(223,997,018)	181,039,028
Change in net unrealized appreciation (depreciation)	(47,678,663)	(337,584,395)
Net increase (decrease) in net assets resulting from operations	(252,004,924)	(131,511,743)
Distributions to shareholders	(73,266,231)	(631,100,390)
Share transactions - net increase (decrease)	(66,967,350)	59,792,211
Total increase (decrease) in net assets	(392,238,505)	(702,819,922)
Net Assets
Beginning of period	2,085,523,722	2,788,343,644
End of period	$1,693,285,217	$2,085,523,722

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Value Fund Class A

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$20.33	$19.05	$17.92	$19.14
Income from Investment Operations
Net investment income (loss)A	.11	.14B	.10C	.20D	.07
Net realized and unrealized gain (loss)	(1.96)	(.98)	1.87	2.23	.56
Total from investment operations	(1.85)	(.84)	1.97	2.43	.63
Distributions from net investment income	(.09)	(.10)	(.17)	(.10)	(.11)
Distributions from net realized gain	(.41)	(4.71)	(.52)	(1.20)	(1.75)
Total distributions	(.50)	(4.81)	(.69)	(1.30)	(1.85)E
Redemption fees added to paid in capitalA	–	–	–F	–F	–F
Net asset value, end of period	$12.33	$14.68	$20.33	$19.05	$17.92
Total ReturnG,H	(13.09)%	(4.85)%	10.65%	14.61%	4.07%
Ratios to Average Net AssetsI,J
Expenses before reductions	1.22%	.92%	1.18%	1.24%	1.41%
Expenses net of fee waivers, if any	1.22%	.92%	1.17%	1.24%	1.41%
Expenses net of all reductions	1.20%	.91%	1.17%	1.24%	1.41%
Net investment income (loss)	.84%	.91%B	.49%C	1.10%D	.43%
Supplemental Data
Net assets, end of period (000 omitted)	$101,675	$129,115	$162,572	$184,306	$218,364
Portfolio turnover rateK	109%	79%	55%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .61%.

 E Total distributions of $1.85 per share is comprised of distributions from net investment income of $.105 and distributions from net realized gain of $1.747 per share.

 F Amount represents less than $.005 per share.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Total returns do not include the effect of the sales charges.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class M

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.22	$19.84	$18.61	$17.54	$18.78
Income from Investment Operations
Net investment income (loss)A	.08	.10B	.05C	.15D	.03
Net realized and unrealized gain (loss)	(1.91)	(.96)	1.82	2.18	.54
Total from investment operations	(1.83)	(.86)	1.87	2.33	.57
Distributions from net investment income	(.05)	(.05)	(.13)	(.07)	(.06)
Distributions from net realized gain	(.41)	(4.71)	(.52)	(1.20)	(1.75)
Total distributions	(.46)	(4.76)	(.64)E	(1.26)F	(1.81)
Redemption fees added to paid in capitalA	–	–	–G	–G	–G
Net asset value, end of period	$11.93	$14.22	$19.84	$18.61	$17.54
Total ReturnH,I	(13.29)%	(5.08)%	10.39%	14.35%	3.76%
Ratios to Average Net AssetsJ,K
Expenses before reductions	1.46%	1.17%	1.42%	1.49%	1.66%
Expenses net of fee waivers, if any	1.46%	1.17%	1.42%	1.49%	1.66%
Expenses net of all reductions	1.44%	1.16%	1.41%	1.49%	1.65%
Net investment income (loss)	.59%	.66%B	.25%C	.86%D	.19%
Supplemental Data
Net assets, end of period (000 omitted)	$38,049	$53,612	$69,380	$78,852	$82,337
Portfolio turnover rateL	109%	79%	55%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .46%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .36%.

 E Total distributions of $.64 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.519 per share.

 F Total distributions of $1.26 per share is comprised of distributions from net investment income of $.067 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the sales charges.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class C

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.91	$18.50	$17.39	$16.52	$17.82
Income from Investment Operations
Net investment income (loss)A	.01	.02B	(.05)C	.06D	(.05)
Net realized and unrealized gain (loss)	(1.72)	(.89)	1.71	2.04	.50
Total from investment operations	(1.71)	(.87)	1.66	2.10	.45
Distributions from net investment income	(.03)	(.02)	(.03)	(.04)	–
Distributions from net realized gain	(.41)	(4.71)	(.52)	(1.20)	(1.75)
Total distributions	(.44)	(4.72)E	(.55)	(1.23)F	(1.75)
Redemption fees added to paid in capitalA	–	–	–G	–G	–G
Net asset value, end of period	$10.76	$12.91	$18.50	$17.39	$16.52
Total ReturnH,I	(13.74)%	(5.63)%	9.84%	13.79%	3.20%
Ratios to Average Net AssetsJ,K
Expenses before reductions	2.00%	1.68%	1.93%	2.00%	2.18%
Expenses net of fee waivers, if any	1.99%	1.68%	1.93%	2.00%	2.17%
Expenses net of all reductions	1.97%	1.67%	1.92%	2.00%	2.17%
Net investment income (loss)	.06%	.15%B	(.26)%C	.35%D	(.33)%
Supplemental Data
Net assets, end of period (000 omitted)	$13,748	$22,187	$44,396	$52,227	$57,231
Portfolio turnover rateL	109%	79%	55%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.05) %.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.47) %.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.08 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.15) %.

 E Total distributions of $4.72 per share is comprised of distributions from net investment income of $.016 and distributions from net realized gain of $4.707 per share.

 F Total distributions of $1.23 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $1.195 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Total returns do not include the effect of the contingent deferred sales charge.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.04	$20.71	$19.41	$18.22	$19.45
Income from Investment Operations
Net investment income (loss)A	.15	.18B	.15C	.25D	.12
Net realized and unrealized gain (loss)	(2.01)	(1.00)	1.89	2.28	.55
Total from investment operations	(1.86)	(.82)	2.04	2.53	.67
Distributions from net investment income	(.12)	(.15)	(.22)	(.15)	(.15)
Distributions from net realized gain	(.41)	(4.71)	(.52)	(1.20)	(1.75)
Total distributions	(.54)E	(4.85)F	(.74)	(1.34)G	(1.90)
Redemption fees added to paid in capitalA	–	–	–H	–H	–H
Net asset value, end of period	$12.64	$15.04	$20.71	$19.41	$18.22
Total ReturnI	(12.88)%	(4.58)%	10.88%	14.99%	4.23%
Ratios to Average Net AssetsJ,K
Expenses before reductions	.96%	.66%	.91%	.99%	1.18%
Expenses net of fee waivers, if any	.96%	.66%	.91%	.99%	1.18%
Expenses net of all reductions	.94%	.64%	.91%	.99%	1.17%
Net investment income (loss)	1.10%	1.17%B	.76%C	1.36%D	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$1,231,427	$1,611,032	$2,052,664	$2,637,843	$2,460,714
Portfolio turnover rateL	109%	79%	55%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .86%.

 E Total distributions of $.54 per share is comprised of distributions from net investment income of $.124 and distributions from net realized gain of $.411 per share.

 F Total distributions of $4.85 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $4.707 per share.

 G Total distributions of $1.34 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $1.195 per share.

 H Amount represents less than $.005 per share.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 K Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class I

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.04	$20.72	$19.41	$18.23	$19.45
Income from Investment Operations
Net investment income (loss)A	.15	.18B	.15C	.25D	.12
Net realized and unrealized gain (loss)	(2.01)	(1.01)	1.90	2.28	.56
Total from investment operations	(1.86)	(.83)	2.05	2.53	.68
Distributions from net investment income	(.12)	(.15)	(.22)	(.15)	(.16)
Distributions from net realized gain	(.41)	(4.71)	(.52)	(1.20)	(1.75)
Total distributions	(.53)	(4.85)E	(.74)	(1.35)	(1.90)F
Redemption fees added to paid in capitalA	–	–	–G	–G	–G
Net asset value, end of period	$12.65	$15.04	$20.72	$19.41	$18.23
Total ReturnH	(12.82)%	(4.63)%	10.93%	14.96%	4.31%
Ratios to Average Net AssetsI,J
Expenses before reductions	.95%	.66%	.91%	.98%	1.14%
Expenses net of fee waivers, if any	.95%	.66%	.91%	.97%	1.14%
Expenses net of all reductions	.93%	.65%	.90%	.97%	1.14%
Net investment income (loss)	1.10%	1.17%B	.76%C	1.37%D	.70%
Supplemental Data
Net assets, end of period (000 omitted)	$214,538	$243,571	$459,332	$466,730	$389,928
Portfolio turnover rateK	109%	79%	55%	26%	33%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .97%.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .55%.

 D Net investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .88%.

 E Total distributions of $4.85 per share is comprised of distributions from net investment income of $.146 and distributions from net realized gain of $4.707 per share.

 F Total distributions of $1.90 per share is comprised of distributions from net investment income of $.157 and distributions from net realized gain of $1.747 per share.

 G Amount represents less than $.005 per share.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Fidelity Small Cap Value Fund Class Z

Years ended July 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$15.05	$16.90
Income from Investment Operations
Net investment income (loss)B	.17	(.08)C
Net realized and unrealized gain (loss)	(2.01)	(.66)D
Total from investment operations	(1.84)	(.74)
Distributions from net investment income	(.15)	(.09)
Distributions from net realized gain	(.41)	(1.02)
Total distributions	(.56)	(1.11)
Net asset value, end of period	$12.65	$15.05
Total ReturnE,F	(12.73)%	(3.75)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.81%	.52%I
Expenses net of fee waivers, if any	.81%	.52%I
Expenses net of all reductions	.79%	.51%I
Net investment income (loss)	1.25%	(.63)%C,I
Supplemental Data
Net assets, end of period (000 omitted)	$93,849	$26,006
Portfolio turnover rateJ	109%	79%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.82) %.

 D The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Small Cap Value Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Small Cap Value, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$197,298,521
Gross unrealized depreciation	(109,213,078)
Net unrealized appreciation (depreciation)	$88,085,443
Tax Cost	$1,642,299,682

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,648,996
Net unrealized appreciation (depreciation) on securities and other investments	$88,090,682

The Fund intends to elect to defer to its next fiscal year $235,333,340 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$21,008,672	$ 18,692,764
Long-term Capital Gains	52,257,559	612,407,626
Total	$73,266,231	$ 631,100,390

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Value Fund	1,988,079,138	2,075,216,332

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Small Cap Value as compared to its benchmark index, the Russell 2000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .72% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$279,941	$4,530
Class M	.25%	.25%	224,058	752
Class C	.75%	.25%	176,043	16,089
			$680,042	$21,371

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$29,274
Class M	1,973
Class C(a)	1,160
$32,407

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for and Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$229,552.21
Class M	88,605.20
Class C	40,106.23
Small Cap Value	2,657,300.19
Class I	414,823.19
Class Z	33,771.04
	$3,464,157

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Small Cap Value Fund	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Value Fund	$130,001

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Value Fund	Borrower	$7,728,333.46%		$1,180

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Small Cap Value Fund	$4,602

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $2,579,488. Total fees paid by the Fund to NFS, as lending agent, amounted to $6,712. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $252 from securities loaned to NFS, as affiliated borrower).

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:

	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Value Fund	$2,445,000.55%		$37

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $374,447 for the period.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $8,541.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $8,560 for an operational error which is included in the accompanying Statement of Operations.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019(a)
Distributions to shareholders
Class A	$4,271,933	$38,710,047
Class M	1,681,883	17,014,124
Class C	713,172	11,414,739
Small Cap Value	55,235,533	469,819,892
Class I	8,502,077	93,391,322
Class Z	2,861,633	750,266
Total	$73,266,231	$631,100,390

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019(a)	Year ended July 31, 2020	Year ended July 31, 2019(a)
Class A
Shares sold	1,787,862	1,638,428	$22,886,888	$24,084,415
Reinvestment of distributions	291,014	2,371,085	4,193,040	37,759,513
Shares redeemed	(2,628,607)	(3,209,827)	(34,504,372)	(47,744,776)
Net increase (decrease)	(549,731)	799,686	$(7,424,444)	$14,099,152
Class M
Shares sold	437,459	389,836	$5,423,700	$5,611,447
Reinvestment of distributions	119,893	1,095,649	1,673,368	16,926,149
Shares redeemed	(1,138,348)	(1,212,074)	(14,599,356)	(17,550,968)
Net increase (decrease)	(580,996)	273,411	$(7,502,288)	$4,986,628
Class C
Shares sold	411,614	221,718	$4,675,916	$2,936,109
Reinvestment of distributions	55,052	777,498	693,834	11,029,853
Shares redeemed	(907,145)	(1,681,515)	(10,345,563)	(21,680,140)
Net increase (decrease)	(440,479)	(682,299)	$(4,975,813)	$(7,714,178)
Small Cap Value
Shares sold	24,352,600	12,928,047	$316,956,165	$198,016,884
Reinvestment of distributions	3,586,007	27,312,687	52,941,837	443,826,642
Shares redeemed	(37,663,110)	(32,223,973)	(502,490,454)	(519,137,502)
Net increase (decrease)	(9,724,503)	8,016,761	$(132,592,452)	$122,706,024
Class I
Shares sold	8,263,886	3,573,241	$106,069,906	$55,460,309
Reinvestment of distributions	514,583	4,767,058	7,603,951	77,894,990
Shares redeemed	(8,008,780)	(14,318,939)	(106,942,585)	(233,477,236)
Net increase (decrease)	769,689	(5,978,640)	$6,731,272	$(100,121,937)
Class Z
Shares sold	7,882,221	1,964,572	$105,643,200	$29,307,629
Reinvestment of distributions	182,948	54,128	2,704,975	741,553
Shares redeemed	(2,374,102)	(290,343)	(29,551,800)	(4,212,660)
Net increase (decrease)	5,691,067	1,728,357	$78,796,375	$25,836,522

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Value Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 9, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Small Cap Value Fund
Class A	1.29%
Actual		$1,000.00	$850.90	$5.94
Hypothetical-C		$1,000.00	$1,018.45	$6.47
Class M	1.53%
Actual		$1,000.00	$849.70	$7.04
Hypothetical-C		$1,000.00	$1,017.26	$7.67
Class C	2.08%
Actual		$1,000.00	$847.20	$9.55
Hypothetical-C		$1,000.00	$1,014.52	$10.42
Small Cap Value	1.03%
Actual		$1,000.00	$851.80	$4.74
Hypothetical-C		$1,000.00	$1,019.74	$5.17
Class I	1.01%
Actual		$1,000.00	$851.90	$4.65
Hypothetical-C		$1,000.00	$1,019.84	$5.07
Class Z	.85%
Actual		$1,000.00	$852.40	$3.91
Hypothetical-C		$1,000.00	$1,020.64	$4.27

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $15,024,959, or, if subsequently determined to be different, the net capital gain of such year.

A percentage of the dividends distributed during the fiscal year qualify for the dividends–received deduction for corporate shareholders:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 6, 2019	100%	–	–	100%	100%	93%
December 20, 2019	93%	100%	100%	81%	81%	75%

A percentage of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 6, 2019	100%	–	–	100%	100%	100%
December 20, 2019	100%	100%	100%	99%	99%	92%

A percentage of the dividends distributed during the fiscal year as a section 199A dividend:

	Class A	Class M	Class C	Small Cap Value	Class I	Class Z
September 6, 2019	–	–	–	–	–	1%
December 20, 2019	–	–	–	2%	2%	9%

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

SCV-ANN-0920
1.803706.115

Fidelity® Series Small Cap Opportunities Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

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Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Small Cap Opportunities Fund	(3.44)%	5.58%	10.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Series Small Cap Opportunities Fund on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$26,051	Fidelity® Series Small Cap Opportunities Fund
$26,100	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Lead Manager Morgen Peck:   For the fiscal year ending July 31, 2020, the fund returned -3.44%, outperforming the -4.59% result of the benchmark Russell 2000 Index. Versus the benchmark, security selection was the primary contributor, especially within the software & services area of the information technology sector. Security selection in real estate and materials also boosted the fund's relative result. The fund's largest individual relative contributor was an outsized stake in Five9, which gained 140% for the fund the past 12 months. We decreased our stake in this company by period end. Also lifting performance was our overweighting in Generac Holdings, which gained 117% for the fund. We reduced our Generac position the past year as well. Another notable relative contributor was our outsized stake in Allakos (+242% for the fund), a position not held at period end. Conversely, the largest detractor from performance versus the benchmark was stock selection in the financials sector, primarily within the banking industry. An underweighting in the health care sector, especially within the health care equipment & services industry, also hurt the relative result, as did security selection in utilities. The fund's largest individual relative detractor was our lighter-than-benchmark stake in Teladoc Health, which gained 183% for the fund the past 12 months. Teladoc Health was not held at period end. Also hampering performance was our outsized stake in Delek US Holdings, which returned -58% for the fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Molina Healthcare, Inc.	1.0
LHC Group, Inc.	0.9
Simpson Manufacturing Co. Ltd.	0.9
Terreno Realty Corp.	0.8
Cabot Microelectronics Corp.	0.8
Bio-Rad Laboratories, Inc. Class A	0.8
Comfort Systems U.S.A., Inc.	0.7
Lithia Motors, Inc. Class A (sub. vtg.)	0.7
ESCO Technologies, Inc.	0.7
Louisiana-Pacific Corp.	0.7
8.0

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	18.8
Industrials	15.1
Financials	15.0
Information Technology	14.5
Consumer Discretionary	12.3

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks and Equity Futures	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

 * Foreign investments - 8.4%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
COMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 1.1%
Bandwidth, Inc. (a)(b)	108,009	$15,637,543
Cogent Communications Group, Inc.	243,131	21,908,534
Iridium Communications, Inc. (a)	687,792	18,838,623
		56,384,700
Media - 1.5%
4Imprint Group PLC	263,898	8,221,531
Cogeco Communications, Inc.	131,396	10,015,702
Nexstar Broadcasting Group, Inc. Class A	126,561	11,093,072
TechTarget, Inc. (a)	329,585	11,960,640
Tegna, Inc.	1,561,142	18,390,253
The New York Times Co. Class A (b)	258,830	11,942,416
		71,623,614

TOTAL COMMUNICATION SERVICES		128,008,314

CONSUMER DISCRETIONARY - 12.3%
Auto Components - 1.0%
Fox Factory Holding Corp. (a)(b)	250,800	22,321,200
Standard Motor Products, Inc.	275,634	12,535,834
Stoneridge, Inc. (a)	809,600	16,774,912
		51,631,946
Hotels, Restaurants & Leisure - 3.2%
Boyd Gaming Corp.	750,000	17,752,500
Churchill Downs, Inc.	242,700	33,618,804
Dunkin' Brands Group, Inc.	227,700	15,649,821
Marriott Vacations Worldwide Corp.	260,800	22,079,328
Texas Roadhouse, Inc. Class A	424,300	23,841,417
Wendy's Co.	692,600	16,054,468
Wingstop, Inc.	186,500	29,140,625
		158,136,963
Household Durables - 2.7%
Helen of Troy Ltd. (a)	134,379	25,296,847
M.D.C. Holdings, Inc.	633,900	28,417,737
Skyline Champion Corp. (a)	692,698	19,554,865
Taylor Morrison Home Corp. (a)	1,227,900	28,794,255
TopBuild Corp. (a)	225,489	29,746,509
		131,810,213
Leisure Products - 1.5%
Acushnet Holdings Corp. (b)	408,600	15,547,230
Brunswick Corp.	252,700	16,925,846
Clarus Corp.	711,992	8,529,664
Johnson Outdoors, Inc. Class A	163,093	14,280,423
YETI Holdings, Inc. (a)(b)	380,000	18,578,200
		73,861,363
Specialty Retail - 1.8%
Dick's Sporting Goods, Inc.	309,900	14,137,638
Lithia Motors, Inc. Class A (sub. vtg.)	154,800	35,472,420
Murphy U.S.A., Inc. (a)	178,600	23,648,426
Williams-Sonoma, Inc.	159,300	13,878,216
		87,136,700
Textiles, Apparel & Luxury Goods - 2.1%
Carter's, Inc.	146,500	11,532,480
Crocs, Inc. (a)	711,800	25,582,092
Deckers Outdoor Corp. (a)	155,900	32,622,075
G-III Apparel Group Ltd. (a)(b)	1,040,600	10,291,534
Oxford Industries, Inc. (b)	243,600	10,460,184
Steven Madden Ltd.	741,615	15,707,406
		106,195,771

TOTAL CONSUMER DISCRETIONARY		608,772,956

CONSUMER STAPLES - 3.4%
Food & Staples Retailing - 1.1%
BJ's Wholesale Club Holdings, Inc. (a)	723,500	28,976,175
Casey's General Stores, Inc.	90,600	14,422,614
Grocery Outlet Holding Corp. (a)	209,300	9,207,107
		52,605,896
Food Products - 1.5%
Freshpet, Inc. (a)	217,700	20,910,085
Nomad Foods Ltd. (a)	683,800	15,768,428
Post Holdings, Inc. (a)	151,000	13,399,740
The Simply Good Foods Co. (a)	896,000	21,539,840
		71,618,093
Household Products - 0.5%
Central Garden & Pet Co. (a)	343,000	12,985,980
Reynolds Consumer Products, Inc.	347,000	11,818,820
		24,804,800
Personal Products - 0.3%
BellRing Brands, Inc. Class A (a)	841,900	16,728,553

TOTAL CONSUMER STAPLES		165,757,342

ENERGY - 2.0%
Energy Equipment & Services - 0.2%
Liberty Oilfield Services, Inc. Class A (b)	2,193,554	12,393,580
Oil, Gas & Consumable Fuels - 1.8%
Delek U.S. Holdings, Inc. (b)	945,400	16,525,592
Diamondback Energy, Inc.	341,893	13,627,855
EQT Corp.	1,018,100	14,782,812
Northern Oil & Gas, Inc. (a)(b)	13,711,062	10,989,416
PDC Energy, Inc. (a)	1,224,877	17,466,746
WPX Energy, Inc. (a)	2,195,910	13,109,583
		86,502,004

TOTAL ENERGY		98,895,584

FINANCIALS - 15.0%
Banks - 8.7%
Camden National Corp.	392,324	12,432,748
City Holding Co.	322,278	20,129,484
Community Bank System, Inc.	398,300	22,396,409
ConnectOne Bancorp, Inc.	1,637,647	22,583,152
First Bancorp, Puerto Rico	4,171,694	22,694,015
First Citizens Bancshares, Inc.	62,300	26,531,701
First Interstate Bancsystem, Inc.	900,838	26,223,394
First Merchants Corp.	1,081,870	26,430,084
Glacier Bancorp, Inc.	979,319	34,579,754
Heartland Financial U.S.A., Inc.	887,043	27,711,223
Independent Bank Corp., Massachusetts	449,781	29,019,870
Preferred Bank, Los Angeles	512,101	19,075,762
Signature Bank	235,800	24,176,574
Stock Yards Bancorp, Inc.	301,213	11,774,416
Synovus Financial Corp.	1,169,200	23,559,380
Trico Bancshares	973,643	27,262,004
United Community Bank, Inc.	1,489,681	26,709,980
Western Alliance Bancorp.	646,100	23,227,295
		426,517,245
Capital Markets - 2.7%
AllianceBernstein Holding LP	726,652	20,644,183
Cohen & Steers, Inc.	222,800	13,408,104
Hamilton Lane, Inc. Class A	198,698	14,353,944
Houlihan Lokey	439,178	24,066,954
Lazard Ltd. Class A	652,100	19,119,572
Moelis & Co. Class A (b)	455,100	13,557,429
Morningstar, Inc.	52,138	8,761,270
PJT Partners, Inc.	400,620	21,445,189
		135,356,645
Consumer Finance - 0.4%
First Cash Financial Services, Inc.	333,800	19,240,232
Diversified Financial Services - 0.5%
Cannae Holdings, Inc. (a)	666,997	25,132,447
Insurance - 2.0%
Amerisafe, Inc.	316,672	20,096,005
First American Financial Corp.	502,300	25,622,323
Old Republic International Corp.	947,100	15,219,897
Primerica, Inc.	195,000	23,333,700
White Mountains Insurance Group Ltd.	17,592	15,483,247
		99,755,172
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd.	627,600	22,486,908
NMI Holdings, Inc. (a)	634,708	9,850,668
		32,337,576

TOTAL FINANCIALS		738,339,317

HEALTH CARE - 18.8%
Biotechnology - 10.6%
ACADIA Pharmaceuticals, Inc. (a)	2	83
Acceleron Pharma, Inc. (a)	159,700	15,837,449
ADC Therapeutics SA (a)	347,505	16,158,983
Agios Pharmaceuticals, Inc. (a)	202,545	9,179,339
Amicus Therapeutics, Inc. (a)	1,364,200	19,712,690
Aprea Therapeutics, Inc.	384,700	10,552,321
Arcutis Biotherapeutics, Inc. (a)(b)	622,373	16,617,359
Argenx SE ADR (a)	126,600	29,134,458
Ascendis Pharma A/S sponsored ADR (a)	155,748	21,432,482
ChemoCentryx, Inc. (a)	353,000	18,606,630
Crinetics Pharmaceuticals, Inc. (a)	619,928	8,604,601
FibroGen, Inc. (a)	522,900	21,161,763
G1 Therapeutics, Inc. (a)	567,400	8,323,758
Immunomedics, Inc. (a)(b)	498,500	21,051,655
Insmed, Inc. (a)	936,000	24,448,320
Intercept Pharmaceuticals, Inc. (a)(b)	223,698	10,209,577
Ionis Pharmaceuticals, Inc. (a)	152,372	8,770,532
Kura Oncology, Inc. (a)	824,238	13,550,473
Mirati Therapeutics, Inc. (a)	183,600	22,272,516
Morphic Holding, Inc. (a)	479,962	10,803,945
Neurocrine Biosciences, Inc. (a)	194,400	23,397,984
Passage Bio, Inc.	271,740	4,250,014
Poseida Therapeutics, Inc. (a)(b)	58,500	759,330
Principia Biopharma, Inc. (a)	346,700	28,984,120
Protagonist Therapeutics, Inc. (a)	1,390,429	21,871,448
PTC Therapeutics, Inc. (a)	472,600	21,895,558
Revolution Medicines, Inc.	534,400	12,889,728
Sage Therapeutics, Inc. (a)	134,175	6,114,355
Sarepta Therapeutics, Inc. (a)	131,400	20,172,528
Stoke Therapeutics, Inc. (a)	26,996	680,029
TG Therapeutics, Inc. (a)(b)	1,279,000	25,042,820
Turning Point Therapeutics, Inc. (a)	283,400	16,785,782
Viela Bio, Inc.	537,982	19,695,521
Xenon Pharmaceuticals, Inc. (a)	1,038,759	11,353,636
Zymeworks, Inc. (a)	144,600	4,414,638
		524,736,425
Health Care Equipment & Supplies - 1.6%
Haemonetics Corp. (a)	185,300	16,243,398
Masimo Corp. (a)	101,000	22,232,120
Nevro Corp. (a)	195,100	25,940,496
Quidel Corp. (a)	59,403	16,779,565
		81,195,579
Health Care Providers & Services - 2.4%
Chemed Corp.	48,500	23,871,215
LHC Group, Inc. (a)	234,900	45,831,339
Molina Healthcare, Inc. (a)	265,600	49,056,317
		118,758,871
Health Care Technology - 1.1%
HMS Holdings Corp. (a)	791,600	25,727,000
Inspire Medical Systems, Inc. (a)	269,743	26,801,664
		52,528,664
Life Sciences Tools & Services - 1.9%
Berkeley Lights, Inc. (a)	6,300	377,811
Bio-Rad Laboratories, Inc. Class A (a)	72,800	38,211,992
Bruker Corp.	558,300	24,911,346
Syneos Health, Inc. (a)	485,207	30,272,065
		93,773,214
Pharmaceuticals - 1.2%
Arvinas Holding Co. LLC (a)	437,900	13,793,850
IMARA, Inc.	299,898	6,054,941
MyoKardia, Inc. (a)	273,115	24,615,855
Theravance Biopharma, Inc. (a)	683,172	13,267,200
		57,731,846

TOTAL HEALTH CARE		928,724,599

INDUSTRIALS - 15.1%
Aerospace & Defense - 0.9%
Kaman Corp.	539,543	21,306,553
Teledyne Technologies, Inc. (a)	71,112	21,810,050
		43,116,603
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	1,230,469	29,986,530
Building Products - 2.1%
Armstrong World Industries, Inc.	275,963	19,659,604
Fortune Brands Home & Security, Inc.	248,400	19,002,600
Jeld-Wen Holding, Inc. (a)	1,134,600	22,238,160
Simpson Manufacturing Co. Ltd.	454,085	43,846,448
		104,746,812
Commercial Services & Supplies - 1.1%
MSA Safety, Inc.	178,300	21,133,899
Tetra Tech, Inc.	353,416	31,330,328
		52,464,227
Construction & Engineering - 2.1%
Comfort Systems U.S.A., Inc.	723,330	35,956,734
Construction Partners, Inc. Class A (a)(b)	914,102	15,128,388
EMCOR Group, Inc.	474,098	32,475,713
Jacobs Engineering Group, Inc.	214,373	18,296,736
		101,857,571
Electrical Equipment - 1.4%
Atkore International Group, Inc. (a)	1,180,081	31,472,760
Bloom Energy Corp. Class A (a)	689,900	8,389,184
Generac Holdings, Inc. (a)	200,473	31,590,535
		71,452,479
Machinery - 3.7%
Allison Transmission Holdings, Inc.	492,861	18,413,287
ESCO Technologies, Inc.	410,978	35,319,449
Federal Signal Corp.	796,421	24,617,373
ITT, Inc.	514,785	29,718,538
Kadant, Inc.	192,400	20,877,324
Oshkosh Corp.	236,700	18,633,024
SPX Flow, Inc. (a)	858,507	34,408,961
		181,987,956
Professional Services - 1.6%
ASGN, Inc. (a)	437,200	29,930,712
CBIZ, Inc. (a)	885,225	21,404,741
TriNet Group, Inc. (a)	397,500	26,235,000
		77,570,453
Road & Rail - 0.8%
Landstar System, Inc.	130,229	15,859,288
Saia, Inc. (a)	218,000	26,040,100
		41,899,388
Trading Companies & Distributors - 0.8%
Rush Enterprises, Inc. Class A	342,276	16,285,492
Univar, Inc. (a)	1,275,654	22,540,806
		38,826,298

TOTAL INDUSTRIALS		743,908,317

INFORMATION TECHNOLOGY - 14.5%
Electronic Equipment & Components - 2.7%
ePlus, Inc. (a)	311,922	23,250,666
Fabrinet (a)	417,174	30,299,348
II-VI, Inc. (a)(b)	583,900	29,615,408
Insight Enterprises, Inc. (a)	493,700	24,606,008
TTM Technologies, Inc. (a)	1,912,485	23,542,690
		131,314,120
IT Services - 3.6%
CACI International, Inc. Class A (a)	92,171	19,154,977
Endava PLC ADR (a)	524,006	27,064,910
EPAM Systems, Inc. (a)	59,548	17,273,684
ExlService Holdings, Inc. (a)	390,284	25,001,593
ManTech International Corp. Class A	329,944	22,957,504
Perspecta, Inc.	1,035,309	22,155,613
Shift4 Payments, Inc.	422,700	16,189,410
WNS Holdings Ltd. sponsored ADR (a)	436,603	27,925,128
		177,722,819
Semiconductors & Semiconductor Equipment - 4.0%
Advanced Energy Industries, Inc. (a)	438,699	32,275,085
Cabot Microelectronics Corp.	259,400	39,096,768
Diodes, Inc. (a)	238,566	12,274,221
Entegris, Inc.	391,313	28,139,318
MKS Instruments, Inc.	197,400	25,156,656
Semtech Corp. (a)	494,600	27,564,058
Synaptics, Inc. (a)	405,500	32,448,110
		196,954,216
Software - 4.2%
Altair Engineering, Inc. Class A (a)(b)	468,300	18,872,490
Cerence, Inc. (a)(b)	388,100	15,392,046
Everbridge, Inc. (a)(b)	153,600	21,934,080
Five9, Inc. (a)	234,500	28,332,290
Manhattan Associates, Inc. (a)	254,100	24,340,239
Model N, Inc. (a)	614,900	23,649,054
Pegasystems, Inc.	131,000	15,312,590
Ping Identity Holding Corp. (a)(b)	455,900	15,664,724
Tenable Holdings, Inc. (a)	720,100	24,432,993
Workiva, Inc. (a)	388,800	21,733,920
		209,664,426

TOTAL INFORMATION TECHNOLOGY		715,655,581

MATERIALS - 4.0%
Chemicals - 1.4%
Chase Corp. (b)	202,794	20,392,965
Innospec, Inc.	358,600	26,955,962
Olin Corp.	728,700	8,190,588
Tronox Holdings PLC	1,906,700	14,529,054
		70,068,569
Construction Materials - 0.4%
Eagle Materials, Inc.	271,600	21,790,468
Containers & Packaging - 0.3%
O-I Glass, Inc.	1,459,500	15,237,180
Metals & Mining - 1.2%
B2Gold Corp.	4,774,200	33,076,693
Commercial Metals Co.	1,124,500	23,254,660
		56,331,353
Paper & Forest Products - 0.7%
Louisiana-Pacific Corp.	1,107,300	35,068,191

TOTAL MATERIALS		198,495,761

REAL ESTATE - 7.0%
Equity Real Estate Investment Trusts (REITs) - 6.5%
Americold Realty Trust	778,600	31,416,510
CoreSite Realty Corp.	226,000	29,165,300
CubeSmart	813,600	24,139,512
Equity Lifestyle Properties, Inc.	353,158	24,127,755
Four Corners Property Trust, Inc.	1,161,800	29,277,360
Lexington Corporate Properties Trust	2,839,300	32,935,880
Potlatch Corp.	739,400	31,653,714
Rexford Industrial Realty, Inc.	615,100	28,866,643
RLJ Lodging Trust	2,913,700	23,338,737
Sunstone Hotel Investors, Inc.	3,391,400	25,367,672
Terreno Realty Corp.	669,400	40,672,744
		320,961,827
Real Estate Management & Development - 0.5%
Cushman & Wakefield PLC (a)	2,144,500	22,946,150

TOTAL REAL ESTATE		343,907,977

UTILITIES - 3.3%
Electric Utilities - 1.5%
Allete, Inc.	353,800	20,980,340
Hawaiian Electric Industries, Inc. (b)	254,700	9,235,422
IDACORP, Inc.	167,800	15,647,350
PNM Resources, Inc. (b)	604,862	25,543,322
		71,406,434
Gas Utilities - 0.8%
Brookfield Infrastructure Corp. A Shares	424,900	19,392,436
Spire, Inc.	321,608	19,830,349
		39,222,785
Independent Power and Renewable Electricity Producers - 0.7%
Clearway Energy, Inc. Class C	805,900	19,776,786
Vistra Corp.	714,751	13,337,254
		33,114,040
Multi-Utilities - 0.3%
Algonquin Power & Utilities Corp. (b)	1,201,300	16,565,927

TOTAL UTILITIES		160,309,186

TOTAL COMMON STOCKS
(Cost $4,074,973,192)		4,830,774,934
	Principal Amount	Value

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.13% 9/3/20
(Cost $2,689,671)	2,690,000	2,689,786
	Shares	Value

Money Market Funds - 4.4%
Fidelity Cash Central Fund 0.14% (c)	68,509,248	$68,529,801
Fidelity Securities Lending Cash Central Fund 0.13% (c)(d)	150,879,411	150,894,499
TOTAL MONEY MARKET FUNDS
(Cost $219,418,618)		219,424,300
TOTAL INVESTMENT IN SECURITIES - 102.5%
(Cost $4,297,081,481)		5,052,889,020
NET OTHER ASSETS (LIABILITIES) - (2.5)%		(121,696,890)
NET ASSETS - 100%		$4,931,192,130

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	461	Sept. 2020	$34,063,290	$278,573	$278,573

The notional amount of futures purchased as a percentage of Net Assets is 0.7%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,413,442
Fidelity Securities Lending Cash Central Fund	484,099
Total	$1,897,541

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$128,008,314	$128,008,314	$--	$--
Consumer Discretionary	608,772,956	608,772,956	--	--
Consumer Staples	165,757,342	165,757,342	--	--
Energy	98,895,584	98,895,584	--	--
Financials	738,339,317	738,339,317	--	--
Health Care	928,724,599	928,724,599	--	--
Industrials	743,908,317	743,908,317	--	--
Information Technology	715,655,581	715,655,581	--	--
Materials	198,495,761	198,495,761	--	--
Real Estate	343,907,977	343,907,977	--	--
Utilities	160,309,186	160,309,186	--	--
U.S. Government and Government Agency Obligations	2,689,786	--	2,689,786	--
Money Market Funds	219,424,300	219,424,300	--	--
Total Investments in Securities:	$5,052,889,020	$5,050,199,234	$2,689,786	$--
Derivative Instruments:
Assets
Futures Contracts	$278,573	$278,573	$--	$--
Total Assets	$278,573	$278,573	$--	$--
Total Derivative Instruments:	$278,573	$278,573	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of July 31, 2020. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$278,573	$0
Total Equity Risk	278,573	0
Total Value of Derivatives	$278,573	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $145,170,903) — See accompanying schedule: Unaffiliated issuers (cost $4,077,662,863)	$4,833,464,720
Fidelity Central Funds (cost $219,418,618)	219,424,300
Total Investment in Securities (cost $4,297,081,481)		$5,052,889,020
Receivable for investments sold		42,415,271
Receivable for fund shares sold		3,980,877
Dividends receivable		1,389,279
Distributions receivable from Fidelity Central Funds		78,159
Receivable for daily variation margin on futures contracts		278,573
Other receivables		317,153
Total assets		5,101,348,332
Liabilities
Payable to custodian bank	$4,544,716
Payable for investments purchased	6,630,884
Payable for fund shares redeemed	8,061,796
Other payables and accrued expenses	30,088
Collateral on securities loaned	150,888,718
Total liabilities		170,156,202
Net Assets		$4,931,192,130
Net Assets consist of:
Paid in capital		$4,237,224,619
Total accumulated earnings (loss)		693,967,511
Net Assets		$4,931,192,130
Net Asset Value, offering price and redemption price per share ($4,931,192,130 ÷ 389,490,483 shares)		$12.66

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$57,725,118
Interest		66,917
Income from Fidelity Central Funds (including $484,099 from security lending)		1,897,541
Total income		59,689,576
Expenses
Custodian fees and expenses	$73,381
Independent trustees' fees and expenses	32,855
Miscellaneous	12,724
Total expenses		118,960
Net investment income (loss)		59,570,616
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(24,752,352)
Fidelity Central Funds	371
Foreign currency transactions	(1,421)
Futures contracts	(3,081,389)
Total net realized gain (loss)		(27,834,791)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(200,546,492)
Fidelity Central Funds	4,062
Assets and liabilities in foreign currencies	31,540
Futures contracts	(84,410)
Total change in net unrealized appreciation (depreciation)		(200,595,300)
Net gain (loss)		(228,430,091)
Net increase (decrease) in net assets resulting from operations		$(168,859,475)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$59,570,616	$64,419,488
Net realized gain (loss)	(27,834,791)	407,626,897
Change in net unrealized appreciation (depreciation)	(200,595,300)	(363,323,342)
Net increase (decrease) in net assets resulting from operations	(168,859,475)	108,723,043
Distributions to shareholders	(370,412,069)	(659,882,676)
Share transactions
Proceeds from sales of shares	697,418,642	506,733,820
Reinvestment of distributions	370,412,069	659,882,676
Cost of shares redeemed	(1,264,824,598)	(945,329,771)
Net increase (decrease) in net assets resulting from share transactions	(196,993,887)	221,286,725
Total increase (decrease) in net assets	(736,265,431)	(329,872,908)
Net Assets
Beginning of period	5,667,457,561	5,997,330,469
End of period	$4,931,192,130	$5,667,457,561
Other Information
Shares
Sold	55,543,419	37,656,564
Issued in reinvestment of distributions	27,933,067	47,034,659
Redeemed	(97,637,825)	(68,970,531)
Net increase (decrease)	(14,161,339)	15,720,692

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Small Cap Opportunities Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$14.04	$15.46	$14.42	$12.94	$13.83
Income from Investment Operations
Net investment income (loss)A	.15	.15	.16	.06	.06
Net realized and unrealized gain (loss)	(.60)	.12	2.44	1.52	(.22)
Total from investment operations	(.45)	.27	2.60	1.58	(.16)
Distributions from net investment income	(.16)	(.14)	(.12)	(.07)	(.05)
Distributions from net realized gain	(.77)	(1.55)	(1.45)	(.03)	(.68)
Total distributions	(.93)	(1.69)	(1.56)B	(.10)	(.73)
Net asset value, end of period	$12.66	$14.04	$15.46	$14.42	$12.94
Total ReturnC	(3.44)%	1.98%	19.84%	12.22%	(.94)%
Ratios to Average Net AssetsD,E
Expenses before reductions	- %F	- %F	- %F	.66%	.85%
Expenses net of fee waivers, if any	- %F	- %F	- %F	.66%	.85%
Expenses net of all reductions	- %F	- %F	- %F	.65%	.84%
Net investment income (loss)	1.17%	1.13%	1.10%	.42%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$4,931,192	$5,667,458	$5,997,330	$2,509,347	$2,433,489
Portfolio turnover rateG	61%H	59%	68%	58%	58%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.56 per share is comprised of distributions from net investment income of $.117 and distributions from net realized gain of $1.447 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 F Amount represents less than .005%.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Series Small Cap Opportunities Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, market discount, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,117,377,472
Gross unrealized depreciation	(383,874,855)
Net unrealized appreciation (depreciation)	$733,502,617
Tax Cost	$4,319,386,403

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$28,949,982
Capital loss carryforward	$(68,496,247)
Net unrealized appreciation (depreciation) on securities and other investments	$733,513,777

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(68,496,247)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$65,433,454	$ 190,031,648
Long-term Capital Gains	304,978,615	469,851,028
Total	$370,412,069	$ 659,882,676

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Small Cap Opportunities Fund	3,061,011,818	3,759,245,776

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Small Cap Opportunities Fund	$156,941

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $109,435.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $177,449,561 in exchange for 13,874,086 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Small Cap Opportunities Fund	$12,659

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $46,120. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $6,924 from securities loaned to NFS, as affiliated borrower).

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Small Cap Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Small Cap Opportunities Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers ; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Series Small Cap Opportunities Fund	- %-C
Actual		$1,000.00	$921.40	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The fund designates 66% and 69% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 78% and 75% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 23% and 21% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	4,183,304,349.131	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	4,183,304,349.131	100.000
Proposal 1 reflects trust wide proposal and voting results.

SMO-ANN-0920
1.839807.113

Fidelity® Real Estate Income Fund

Annual Report

July 31, 2020

Includes Fidelity and Fidelity Advisor share classes

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 4.00% sales charge)	(10.60)%	3.30%	6.40%
Class M (incl. 4.00% sales charge)	(10.61)%	3.28%	6.37%
Class C (incl. contingent deferred sales charge)	(8.38)%	3.39%	6.03%
Fidelity® Real Estate Income Fund	(6.58)%	4.43%	7.08%
Class I	(6.62)%	4.43%	7.11%
Class Z	(6.50)%	4.48%	7.13%

 Class C shares' contingent deferred sales charges included in the past one year, past five years and past ten years total return figures are 1%, 0% and 0%, respectively.

 The initial offering of Class Z shares took place on October 2, 2018. Returns prior to October 2, 2018, are those of Class I.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Real Estate Income Fund, a class of the fund, on July 31, 2010.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,828	Fidelity® Real Estate Income Fund
$36,558	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the first half of the 12-month period ending July 31, 2020, U.S. real estate securities experienced a generally favorable market environment. Conditions became tumultuous, however, about halfway through the first quarter of 2020, as the COVID-19 pandemic forced economic shutdowns around the country. This situation led to questions about whether certain real estate segments – such as retail, hotels and offices – would experience long-term challenges as a result of concern about social gathering. Meanwhile, other property types remained intact despite the pandemic. These included industrial, data-center and mobile communication tower real estate investment trusts (REITs), which stood to benefit from similar worries. In this environment, real estate securities fell sharply between late February and mid-March. Then, as economies reopened and the U.S. Federal Reserve pursued aggressive economic stimulus, real estate securities bounced back sharply, regaining a portion of their value as the fiscal year proceeded. For the full 12 months, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, returned -6.38%. Real estate preferred stocks, as measured by the MSCI REIT Preferred Index, returned -4.86%. Real estate bonds, captured by the ICE BofA® US Real Estate Index – a market-capitalization-weighted measure of investment-grade corporate debt in the domestic real estate sector – gained 8.71%, benefiting from the steep drop in rates.

Comments from Co-Portfolio Manager Mark Snyderman:  For the fiscal year, the fund's share classes (excluding sales charges, if applicable) returned roughly -7% to -8%, lagging the 0.38% advance of the Fidelity Real Estate Income Composite Index℠. The Composite index is a 40/40/20 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. Most of the fund's performance shortfall came in the first quarter of 2020, when some of our investments fell sharply along with volatile markets. Then, many of these same investments, which include some smaller-issue-size holdings that are less-widely owned, were slower to bounce back as markets recovered in the period's final months. Despite their underperformance, as of July 31 we remained optimistic about these positions' opportunity to recover. For the 12 months, our biggest performance challenge was on the bond side of the portfolio. Our commercial mortgage-backed securities, investment-grade real estate bonds and high-yield real estate bonds all lagged the roughly 9% gain of the ICE BofA index, due primarily to the lower duration of our holdings in an environment of sharply falling interest rates. Meanwhile, the fund's real estate common stock holdings trailed the FTSE NAREIT index by several percentage points, largely reflecting difficulty with certain mortgage real estate investment trust and health care common stocks. We also lost ground among real estate preferred stocks, which returned about -10% for the portfolio. This trailed the MSCI index by several percentage points, due primarily to challenges involving mortgage REIT preferreds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
American Tower Corp.	3.1
Equity Lifestyle Properties, Inc.	2.9
Apartment Investment & Management Co. Class A	1.9
Mid-America Apartment Communities, Inc.	1.7
Crown Castle International Corp.	1.5
11.1

Top 5 Bonds as of July 31, 2020

% of fund's net assets
Kennedy-Wilson, Inc. 5.875% 4/1/24	0.9
Redwood Trust, Inc. 5.625% 7/15/24	0.9
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	0.9
Senior Housing Properties Trust 4.75% 5/1/24	0.8
Howard Hughes Corp. 5.375% 3/15/25	0.6
4.1

Top Five REIT Sectors as of July 31, 2020

% of fund's net assets
REITs - Mortgage	22.0
REITs - Diversified	10.8
REITs - Management/Investment	6.7
REITs - Apartments	6.1
REITs - Health Care	4.4

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	50.4%
Bonds	29.1%
Convertible Securities	7.1%
Other Investments	4.4%
Short-Term Investments and Net Other Assets (Liabilities)	9.0%

 * Foreign investments - 2.3%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 28.4%
	Shares	Value
FINANCIALS - 6.2%
Capital Markets - 0.6%
Brookfield Asset Management, Inc. (Canada) Class A	890,300	$28,753,875
Mortgage Real Estate Investment Trusts - 5.6%
AGNC Investment Corp.	5,255,532	71,475,235
Anworth Mortgage Asset Corp.	332,018	600,953
Broadmark Realty Capital, Inc. (a)	1,388,400	12,801,048
Capstead Mortgage Corp.	1,229,200	7,559,580
Chimera Investment Corp.	1,056,000	9,493,440
Colony NorthStar Credit Real Estate, Inc.	2,059,250	12,973,275
Dynex Capital, Inc. (b)	2,072,262	32,016,448
Ellington Financial LLC	1,548,275	18,207,714
Ellington Residential Mortgage REIT	430,700	4,759,235
Great Ajax Corp. (a)(b)	1,663,364	14,338,198
Hunt Companies Finance Trust, Inc.	516,601	1,141,688
MFA Financial, Inc.	13,519,819	35,557,124
New Residential Investment Corp.	7,401,975	58,697,662
Nexpoint Real Estate Finance, Inc. (b)	419,700	6,673,230
Redwood Trust, Inc.	1,127,752	8,040,872
Two Harbors Investment Corp.	777,670	4,222,748
		298,558,450

TOTAL FINANCIALS		327,312,325

INDUSTRIALS - 0.3%
Construction & Engineering - 0.3%
Willscot Mobile Mini Holdings (c)	1,210,400	18,228,624
REAL ESTATE - 21.9%
Equity Real Estate Investment Trusts (REITs) - 21.9%
Acadia Realty Trust (SBI)	3,436,126	41,370,957
American Homes 4 Rent Class A	1,031,800	29,922,200
American Tower Corp.	638,400	166,871,356
Apartment Investment & Management Co. Class A	2,557,573	99,284,984
AvalonBay Communities, Inc.	108,200	16,567,584
Colony Capital, Inc.	6,411,155	12,309,418
CoreSite Realty Corp.	38,400	4,955,520
Crown Castle International Corp.	484,910	80,834,497
Easterly Government Properties, Inc.	852,200	20,836,290
Equinix, Inc.	83,100	65,273,388
Equity Lifestyle Properties, Inc.	2,265,296	154,765,023
Equity Residential (SBI)	108,203	5,802,927
Gaming & Leisure Properties	547,178	19,813,315
Healthcare Trust of America, Inc.	1,179,260	32,559,369
Invitation Homes, Inc.	509,400	15,190,308
iStar Financial, Inc.	3,005,913	34,898,650
Lexington Corporate Properties Trust	5,594,274	64,893,578
Mid-America Apartment Communities, Inc.	739,506	88,141,720
Monmouth Real Estate Investment Corp. Class A	1,753,569	25,304,001
NexPoint Residential Trust, Inc.	301,300	11,518,699
Public Storage	65,300	13,052,164
Retail Value, Inc.	258,002	3,266,305
Sabra Health Care REIT, Inc.	1,554,475	22,912,962
Safety Income and Growth, Inc. (a)	360,835	18,196,909
Diversified Healthcare Trust (SBI)	1,437,389	5,598,630
SITE Centers Corp.	1,602,638	11,747,337
Terreno Realty Corp.	119,528	7,262,521
UMH Properties, Inc.	433,623	5,333,563
Ventas, Inc.	1,172,386	44,972,727
Washington REIT (SBI)	558,347	12,484,639
Weyerhaeuser Co.	915,700	25,465,617
		1,161,407,158
TOTAL COMMON STOCKS
(Cost $1,377,531,744)		1,506,948,107

Preferred Stocks - 23.2%
Convertible Preferred Stocks - 1.2%
FINANCIALS - 0.5%
Mortgage Real Estate Investment Trusts - 0.5%
Great Ajax Corp. 7.25% (b)	611,442	14,735,752
ZAIS Financial Corp. 7.00%	404,062	9,293,426
		24,029,178
REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.6%
Braemar Hotels & Resorts, Inc. 5.50%	98,091	1,116,276
Lexington Corporate Properties Trust Series C, 6.50%	440,102	23,446,350
RLJ Lodging Trust Series A, 1.95%	31,585	695,818
Wheeler REIT, Inc. 8.75% (c)	510,973	6,575,050
		31,833,494
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (d)(e)	189,650	4,648,581
TOTAL REAL ESTATE		36,482,075

TOTAL CONVERTIBLE PREFERRED STOCKS		60,511,253

Nonconvertible Preferred Stocks - 22.0%
ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
DCP Midstream Partners LP:
7.95% (d)	328,262	5,370,366
Series B, 7.875% (d)	256,314	4,106,150
Enbridge, Inc.:
Series 1 5 year U.S. Treasury Index + 3.140% 5.949% (d)(e)	498,275	8,351,089
Series L 5 year U.S. Treasury Index + 3.150% 4.959% (d)(e)	111,400	1,626,440
Energy Transfer Partners LP 7.60% (d)	471,751	8,996,292
Global Partners LP 9.75% (d)	161,507	3,916,545
		32,366,882
FINANCIALS - 13.1%
Mortgage Real Estate Investment Trusts - 13.0%
AG Mortgage Investment Trust, Inc.:
8.00%	611,362	8,966,785
8.25%	38,510	564,172
Series C 8.00% (d)	638,138	9,399,773
AGNC Investment Corp.:
6.125% (d)	653,900	14,398,878
6.875% (d)	874,072	19,823,953
Series C, 7.00% (d)	958,602	22,613,421
Series E 6.50% (d)	1,171,418	26,596,929
Annaly Capital Management, Inc.:
6.75% (d)	535,092	12,109,132
Series D, 7.50%	599,401	15,044,965
Series F, 6.95% (d)	2,050,060	46,064,848
Series G, 6.50% (d)	1,229,790	26,256,017
Anworth Mortgage Asset Corp. Series A, 8.625%	235,600	5,513,040
Arbor Realty Trust, Inc.:
Series A, 8.25%	186,964	4,677,839
Series B, 7.75%	237,325	5,695,800
Series C, 8.50%	98,875	2,532,050
Arlington Asset Investment Corp.:
6.625%	240,823	5,668,973
8.25% (d)	147,125	2,845,398
Armour Residential REIT, Inc. Series C 7.00%	102,500	2,330,850
Capstead Mortgage Corp. Series E, 7.50%	488,533	11,216,718
Cherry Hill Mortgage Investment Corp.:
8.25% (d)	245,925	5,090,648
Series A, 8.20%	248,750	5,679,087
Chimera Investment Corp.:
8.00% (d)	938,131	18,884,577
Series A, 8.00%	202,500	4,645,350
Series B, 8.00% (d)	2,133,504	43,566,152
Series C, 7.75% (d)	2,359,586	46,483,844
Dynex Capital, Inc.:
Series B, 7.625% (b)	154,355	3,741,565
Series C 6.90% (b)(d)	372,483	8,492,612
Ellington Financial LLC 6.75% (d)	368,770	7,497,094
Exantas Capital Corp. 8.625% (d)	236,708	3,100,875
Invesco Mortgage Capital, Inc.:
7.50% (d)	1,602,689	33,560,308
Series A, 7.75%	121,967	2,793,044
Series B, 7.75% (d)	898,846	19,091,489
MFA Financial, Inc.:
6.50% (d)	1,093,451	19,725,856
8.00%	624,016	14,583,254
Series B, 7.50%	609,332	13,039,705
New Residential Investment Corp.:
7.125% (d)	1,354,712	27,487,106
Series A 7.50% (d)	725,327	15,790,369
Series C 6.375% (d)	1,130,054	21,301,518
New York Mortgage Trust, Inc.:
Series B, 7.75%	281,092	5,644,327
Series C, 7.875%	317,125	6,377,384
Series D, 8.00% (d)	317,918	6,247,089
PennyMac Mortgage Investment Trust:
8.125% (d)	414,254	9,987,664
Series B, 8.00% (d)	750,421	18,025,112
Two Harbors Investment Corp.:
7.50%	491,117	10,613,038
7.75%	117,103	2,595,237
Series A, 8.125% (d)	697,850	15,192,195
Series B, 7.625% (d)	1,483,255	30,703,379
Series C, 7.25% (d)	899,517	17,945,364
ZAIS Financial Corp. Series C 6.20%	378,550	7,786,774
		687,991,557
Real Estate Management & Development - 0.1%
Brookfield Properties Corp. Series EE, 5.10% (d)	679,025	8,111,090
TOTAL FINANCIALS		696,102,647
REAL ESTATE - 8.2%
Equity Real Estate Investment Trusts (REITs) - 8.1%
American Finance Trust, Inc. 7.50%	874,787	20,181,336
American Homes 4 Rent:
6.25%	98,905	2,709,997
Series D, 6.50%	276,875	7,243,050
Series E, 6.35%	250,075	6,504,451
Series F, 5.875%	248,009	6,527,597
Series G, 5.875%	199,750	5,195,498
Armada Hoffler Properties, Inc. 6.75%	154,250	4,268,098
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	292,820	1,559,267
Series F, 7.375%	494,500	2,294,480
Series G, 7.375%	238,068	1,028,454
Series H, 7.50%	231,565	1,024,328
Series I, 7.50%	323,909	1,392,809
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	481,325	11,970,553
Series C, 7.625%	252,994	6,052,704
Series D, 7.125%	168,100	3,773,845
Braemar Hotels & Resorts, Inc. Series D, 8.25%	173,050	2,465,963
Cedar Realty Trust, Inc.:
Series B, 7.25%	181,872	4,133,951
Series C, 6.50%	291,600	5,155,488
City Office REIT, Inc. Series A, 6.625%	178,475	4,015,688
Colony Capital, Inc.:
Series G, 7.50%	583,284	11,782,337
Series H, 7.125%	727,701	14,546,743
Series I, 7.15%	874,492	17,157,533
Series J, 7.15%	1,151,024	22,640,642
Digital Realty Trust, Inc.:
Series C, 6.625%	83,050	2,210,791
Series G, 5.875%	39,994	1,022,247
Farmland Partners, Inc. Series B, 6.00%	623,150	14,830,970
Gladstone Commercial Corp.:
6.625%	98,875	2,393,912
Series D, 7.00%	532,775	13,138,232
Gladstone Land Corp. Series A, 6.375%	63,275	1,649,111
Global Medical REIT, Inc. Series A, 7.50%	150,848	3,807,554
Global Net Lease, Inc.:
Series A, 7.25%	531,595	13,145,122
Series B 6.875%	294,000	6,909,000
Government Properties Income Trust 5.875%	200,225	5,021,643
Healthcare Trust, Inc. Series A 7.375%	128,500	2,697,215
Hersha Hospitality Trust:
Series C, 6.875%	49,450	546,423
Series D, 6.50%	197,750	2,129,768
Investors Real Estate Trust Series C, 6.625%	317,300	8,259,319
iStar Financial, Inc.:
Series D, 8.00%	340,621	8,600,680
Series G, 7.65%	366,879	8,805,096
Series I, 7.50%	391,996	9,411,824
Jernigan Capital, Inc. Series B, 7.00%	143,983	3,396,559
Monmouth Real Estate Investment Corp. Series C, 6.125%	342,800	8,669,378
National Storage Affiliates Trust Series A, 6.00%	91,575	2,457,873
Pebblebrook Hotel Trust:
6.30%	260,697	5,253,045
6.375%	363,953	7,266,686
Series C, 6.50%	232,046	4,749,982
Series D, 6.375%	364,302	7,453,619
Pennsylvania (REIT):
Series B, 7.375%	99,385	721,595
Series C, 7.20%	50,325	320,067
Series D, 6.875%	150,100	965,143
Plymouth Industrial REIT, Inc. Series A, 7.50%	171,625	4,287,193
Prologis, Inc. Series Q, 8.54%	93,396	6,891,691
PS Business Parks, Inc. Series Z 4.875%	52,000	1,325,480
QTS Realty Trust, Inc. Series A, 7.125%	29,675	807,056
Rexford Industrial Realty, Inc.:
Series A, 5.875%	133,500	3,400,245
Series B, 5.875%	78,600	2,007,444
Series C 5.625%	68,225	1,756,794
Saul Centers, Inc.:
Series D, 6.125%	82,775	1,907,964
Series E 6.00%	76,841	1,754,280
Senior Housing Properties Trust 5.625%	3,750	70,313
Seritage Growth Properties Series A, 7.00%	91,986	1,195,827
SITE Centers Corp. Series K, 6.25%	226,338	5,158,243
Sotherly Hotels, Inc.:
Series B, 8.00%	67,250	412,915
Series C, 7.875%	107,000	648,420
Spirit Realty Capital, Inc. Series A, 6.00%	94,125	2,371,009
Stag Industrial, Inc. Series C, 6.875%	82,075	2,128,508
Summit Hotel Properties, Inc.:
Series D, 6.45%	214,950	3,892,745
Series E, 6.25%	299,093	5,533,221
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	41,525	996,600
Series F, 6.45%	83,050	1,935,896
Taubman Centers, Inc. Series K, 6.25%	155,572	3,358,799
UMH Properties, Inc.:
Series B, 8.00%	316,029	8,080,862
Series C, 6.75%	430,965	10,558,643
Series D, 6.375%	513,725	12,380,773
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	281,325	6,431,090
Series K 5.875%	69,225	1,487,645
VEREIT, Inc. Series F, 6.70%	1,123,811	28,938,133
Washington Prime Group, Inc.:
Series H, 7.50%	181,934	1,371,782
Series I, 6.875%	284,728	2,050,070
		432,597,307
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP:
5.75%	43,000	774,000
6.50%	34,125	680,111
Landmark Infrastructure Partners LP Series B, 7.90%	116,375	2,676,625
		4,130,736
TOTAL REAL ESTATE		436,728,043
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35% (d)	182,825	3,167,993

TOTAL NONCONVERTIBLE PREFERRED STOCKS		1,168,365,565

TOTAL PREFERRED STOCKS
(Cost $1,427,879,237)		1,228,876,818
	Principal Amount	Value

Corporate Bonds - 19.9%
Convertible Bonds - 5.9%
FINANCIALS - 5.6%
Mortgage Real Estate Investment Trusts - 5.6%
Arbor Realty Trust, Inc. 4.75% 11/1/22 (f)	19,326,000	18,009,799
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23	3,856,000	3,603,128
Chimera Investment Corp. 7% 4/1/23	3,400,000	4,618,951
Colony Financial, Inc. 5% 4/15/23	25,791,000	23,727,720
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (f)	6,694,000	5,288,260
6.375% 10/1/23	10,099,000	7,536,379
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	15,629,000	15,335,956
MFA Financial, Inc. 6.25% 6/15/24	25,352,000	23,038,630
New York Mortgage Trust, Inc. 6.25% 1/15/22	2,472,000	2,203,170
PennyMac Corp. 5.5% 11/1/24 (f)	34,434,000	32,623,316
Redwood Trust, Inc.:
4.75% 8/15/23	13,195,000	11,699,065
5.625% 7/15/24	55,436,000	47,976,647
RWT Holdings, Inc. 5.75% 10/1/25 (f)	30,970,000	25,812,813
Starwood Property Trust, Inc. 4.375% 4/1/23	10,956,000	10,540,953
Two Harbors Investment Corp. 6.25% 1/15/22	19,951,000	19,726,551
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	63,526,000	47,034,650
		298,775,988
REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (f)	11,370,000	13,143,936

TOTAL CONVERTIBLE BONDS		311,919,924

Nonconvertible Bonds - 14.0%
CONSUMER DISCRETIONARY - 3.9%
Hotels, Restaurants & Leisure - 0.2%
Marriott Ownership Resorts, Inc. 6.5% 9/15/26	3,955,000	4,053,875
Times Square Hotel Trust 8.528% 8/1/26 (f)	5,208,537	5,639,105
		9,692,980
Household Durables - 3.7%
Adams Homes, Inc. 7.5% 2/15/25 (f)	9,530,000	9,339,400
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.625% 1/15/28 (f)	9,925,000	9,999,438
6.75% 8/1/25 (f)	26,458,000	26,854,870
9.875% 4/1/27 (f)	21,220,000	22,917,600
Beazer Homes U.S.A., Inc. 5.875% 10/15/27	9,216,000	9,252,772
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (f)	1,590,000	1,442,925
6.25% 9/15/27 (f)	8,533,000	8,533,000
Century Communities, Inc.:
5.875% 7/15/25	5,982,000	6,155,957
6.75% 6/1/27	11,230,000	11,992,966
LGI Homes, Inc. 6.875% 7/15/26 (f)	24,116,000	25,683,540
M/I Homes, Inc. 5.625% 8/1/25	10,842,000	11,275,680
Meritage Homes Corp.:
5.125% 6/6/27	2,181,000	2,333,670
6% 6/1/25	33,000	37,877
New Home Co. LLC 7.25% 4/1/22	16,142,000	15,254,190
Picasso Finance Sub, Inc. 6.125% 6/15/25 (f)	8,000,000	8,500,000
TRI Pointe Homes, Inc.:
5.25% 6/1/27	11,458,000	12,030,900
5.7% 6/15/28	3,000,000	3,300,000
5.875% 6/15/24	12,175,000	13,121,119
		198,025,904
TOTAL CONSUMER DISCRETIONARY		207,718,884
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC:
6.75% 2/7/25 (f)	7,750,000	8,097,200
8.5% 10/30/25 (f)	3,560,000	3,889,015
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	3,955,000	3,896,466
7% 8/1/27	3,955,000	3,826,463
		19,709,144
FINANCIALS - 0.4%
Diversified Financial Services - 0.3%
Five Point Operation Co. LP 7.875% 11/15/25 (f)	18,463,000	17,840,243
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	2,588,000	2,490,950
Thrifts & Mortgage Finance - 0.1%
NMI Holdings, Inc. 7.375% 6/1/25 (f)	3,000,000	3,261,330
TOTAL FINANCIALS		23,592,523
HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
Sabra Health Care LP:
3.9% 10/15/29	989,000	934,178
4.8% 6/1/24	7,475,000	7,580,455
5.125% 8/15/26	20,264,000	21,568,677
		30,083,310
INDUSTRIALS - 0.5%
Building Products - 0.3%
Shea Homes Ltd. Partnership/Corp.:
4.75% 2/15/28 (f)	4,305,000	4,516,591
6.125% 4/1/25 (f)	10,051,000	10,352,530
		14,869,121
Trading Companies & Distributors - 0.2%
Williams Scotsman International, Inc. 6.875% 8/15/23 (f)	11,866,000	12,254,137
TOTAL INDUSTRIALS		27,123,258
REAL ESTATE - 8.2%
Equity Real Estate Investment Trusts (REITs) - 4.5%
CBL & Associates LP:
4.6% 10/15/24	26,459,000	6,350,160
5.25% 12/1/23	11,371,000	2,729,040
5.95% 12/15/26	10,317,000	2,398,703
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	6,992,000	7,098,348
ESH Hospitality, Inc. 5.25% 5/1/25 (f)	2,154,000	2,200,268
GLP Capital LP/GLP Financing II, Inc.:
4% 1/15/31	1,000,000	1,037,750
5.25% 6/1/25	4,500,000	4,846,950
Government Properties Income Trust 4.25% 5/15/24	4,974,000	4,981,089
Hospitality Properties Trust:
4.65% 3/15/24	3,500,000	3,202,500
5% 8/15/22	3,141,000	3,101,207
7.5% 9/15/25	7,950,000	8,428,917
iStar Financial, Inc.:
4.25% 8/1/25	16,925,000	16,269,156
4.75% 10/1/24	25,920,000	25,596,000
5.25% 9/15/22	13,900,000	13,900,000
Lexington Corporate Properties Trust 4.4% 6/15/24	2,156,000	2,209,033
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	2,434,000	2,581,243
4.75% 1/15/28	4,567,000	4,977,370
4.95% 4/1/24	2,866,000	3,040,390
Select Income REIT:
4.15% 2/1/22	11,045,000	11,084,874
4.5% 2/1/25	21,056,000	21,169,053
Senior Housing Properties Trust:
4.75% 5/1/24	44,393,000	40,629,353
4.75% 2/15/28	9,933,000	8,648,188
6.75% 12/15/21	7,910,000	7,976,606
9.75% 6/15/25	21,500,000	23,730,625
SITE Centers Corp. 3.625% 2/1/25	3,285,000	3,356,144
Uniti Group, Inc. 7.875% 2/15/25 (f)	5,000,000	5,262,500
VEREIT Operating Partnership LP 4.875% 6/1/26	436,000	486,517
		237,291,984
Real Estate Management & Development - 3.7%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (f)	1,000,000	1,070,000
Forestar Group, Inc.:
5% 3/1/28 (f)	12,000,000	12,000,000
8% 4/15/24 (f)	25,132,000	26,963,118
Greystar Real Estate Partners 5.75% 12/1/25 (f)	13,480,000	13,581,100
Howard Hughes Corp. 5.375% 3/15/25 (f)	34,007,000	34,349,450
Kennedy-Wilson, Inc. 5.875% 4/1/24	48,339,000	48,520,271
Mack-Cali Realty LP:
3.15% 5/15/23	10,000	8,976
4.5% 4/18/22	517,000	502,471
Mattamy Group Corp.:
4.625% 3/1/30 (f)	13,265,000	13,463,975
5.25% 12/15/27 (f)	13,411,000	13,913,913
Mid-America Apartments LP 4.3% 10/15/23	2,178,000	2,384,120
Realogy Group LLC/Realogy Co-Issuer Corp. 7.625% 6/15/25 (f)	3,025,000	3,174,647
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (f)	5,434,000	5,787,210
5.875% 1/31/25 (f)	2,193,000	2,258,790
5.875% 6/15/27 (f)	1,798,000	1,986,790
6% 9/1/23 (f)	681,000	701,430
6.625% 7/15/27 (f)	8,573,000	9,344,570
Washington Prime Group LP 6.45% 8/15/24	23,181,000	9,098,543
		199,109,374
TOTAL REAL ESTATE		436,401,358

TOTAL NONCONVERTIBLE BONDS		744,628,477

TOTAL CORPORATE BONDS
(Cost $1,117,349,079)		1,056,548,401

Asset-Backed Securities - 2.0%
American Homes 4 Rent:
Series 2015-SFR1 Class F, 5.885% 4/17/52 (f)	2,000,000	2,011,665
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (f)	8,259,000	9,281,020
Class XS, 0% 10/17/52 (d)(f)(g)(h)	4,647,665	46
Capital Trust RE CDO Ltd. Series 2005-1A Class D, 1 month U.S. LIBOR + 1.500% 3.3464% 3/20/50 (d)(e)(f)(h)	2,250,000	225
Conseco Finance Securitizations Corp. Series 2002-2 Class M2, 9.163% 3/1/33	394,514	371,331
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	81,755	81,620
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 3.1299% 2/22/36 (d)(e)(f)	2,142,000	1,974,881
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (d)	581,828	585,818
Series 1997-3 Class M1, 7.53% 3/15/28	4,137,525	4,177,785
Home Partners America Trust Series 2019-2 Class F, 3.866% 10/19/39 (f)	2,959,969	2,824,222
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.530% 3.7199% 7/17/34 (d)(e)(f)	6,318,500	6,302,616
Home Partners of America Trust Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.5309% 7/17/37 (d)(e)(f)	3,896,000	3,731,749
Invitation Homes Trust Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 2.6% 6/17/37 (d)(e)(f)	1,394,074	1,335,151
Kref Ltd. Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 2.7309% 6/15/36 (d)(e)(f)	2,560,000	2,392,314
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	613,335	506,047
Merit Securities Corp. Series 13 Class M1, 7.7764% 12/28/33 (d)	1,305,128	1,352,162
Progress Residential Trust:
Series 2017-SFR1 Class F, 5.35% 8/17/34 (f)	3,073,000	3,149,298
Series 2017-SFR2 Class F, 4.836% 12/17/34 (f)	2,568,000	2,545,554
Series 2018-SFR2 Class F, 4.953% 8/17/35 (f)	5,083,000	5,109,648
Series 2018-SFR3:
Class F, 5.368% 10/17/35 (f)	3,412,000	3,503,587
Class G, 5.618% 10/17/35 (f)	4,000,000	4,046,940
Series 2019-SFR1 Class F, 5.061% 8/17/35 (f)	3,000,000	3,089,513
Series 2019-SFR2 Class F, 4.837% 5/17/36 (f)	3,902,000	3,771,174
Series 2020-SFR1 Class H, 5.268% 4/17/37 (f)	3,633,000	3,468,496
Starwood Waypoint Homes Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.400% 3.5748% 1/17/35 (d)(e)(f)	12,529,000	12,395,089
Taberna Preferred Funding III Ltd. Series 2005-3A Class D, 3 month U.S. LIBOR + 2.650% 4.5405% 2/5/36 (d)(e)(f)(h)	4,815,416	361
Tricon American Homes:
Series 2016-SFR1 Class F, 5.769% 11/17/33 (f)	7,544,000	7,467,250
Series 2017-SFR1 Class F, 5.151% 9/17/34 (f)	8,442,000	8,621,981
Series 2017-SFR2 Class F, 5.104% 1/17/36 (f)	3,785,000	3,927,941
Series 2018-SFR1 Class F, 4.96% 5/17/37 (f)	8,282,000	8,389,511
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (f)	1,354,000	1,380,808
TOTAL ASSET-BACKED SECURITIES
(Cost $110,796,176)		107,795,803

Collateralized Mortgage Obligations - 0.0%
U.S. Government Agency - 0.0%
Fannie Mae REMIC Trust:
Series 2002-W1 subordinate REMIC pass thru certificates, Class 3B3, 3.9255% 2/25/42 (d)(f)	36,621	10,545
Series 2003-W10 subordinate REMIC pass thru certificates, Class 2B3, 3.9103% 6/25/43 (d)(f)	64,789	35,825
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $80,145)		46,370

Commercial Mortgage Securities - 13.1%
BAMLL Commercial Mortgage Securities Trust floater Series 2019-AHT Class C, 1 month U.S. LIBOR + 2.000% 2.1748% 3/15/34 (d)(e)(f)	7,168,000	6,538,151
BANK:
Series 2017-BNK8 Class E, 2.8% 11/15/50 (f)	11,374,393	6,353,431
Series 2018-BN12 Class D, 3% 5/15/61 (f)	1,682,000	1,093,081
Series 2019-BN21 Class F, 2.6818% 10/17/52 (f)	12,047,000	5,352,485
Barclays Commercial Mortgage Securities LLC:
Series 2015-STP:
Class E, 4.2844% 9/10/28 (d)(f)	8,413,000	8,353,256
Class F, 4.2844% 9/10/28 (d)(f)	4,074,000	4,042,851
Series 2019-C5 Class F, 2.6014% 11/15/52 (d)(f)	4,000,000	1,638,420
Benchmark Mortgage Trust:
sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (d)(f)	3,427,000	3,174,679
Class 225E, 3.2943% 12/15/62 (d)(f)	5,141,000	4,484,204
Series 2020-B18 Class AGNG, 4.534% 7/15/53 (f)	11,379,000	10,167,296
Braemar Hotels & Resorts Trust floater Series 2018-PRME Class E, 1 month U.S. LIBOR + 2.400% 2.5748% 6/15/35 (d)(e)(f)	1,500,000	1,197,335
BX Commercial Mortgage Trust floater:
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.1748% 11/25/32 (d)(e)(f)	6,426,000	6,114,259
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.6748% 12/15/36 (d)(e)(f)	6,007,502	5,799,890
BX Trust:
floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.2248% 11/15/35 (d)(e)(f)	3,281,600	3,232,165
Class H, 1 month U.S. LIBOR + 3.000% 3.1748% 11/15/35 (d)(e)(f)	6,206,900	6,025,949
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.7748% 4/15/34 (d)(e)(f)	5,181,000	3,885,997
Series 2019-XL Class G, 1 month U.S. LIBOR + 2.300% 2.4748% 10/15/36 (d)(e)(f)	2,444,442	2,383,127
Series 2019-OC11 Class E, 4.0755% 12/9/41 (d)(f)	20,085,000	18,154,100
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (d)(f)	4,099,000	3,703,146
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.4248% 12/15/37 (d)(e)(f)	7,428,000	7,012,932
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (f)	3,353,000	2,439,546
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 3.4248% 7/15/30 (d)(e)(f)	6,131,000	5,553,304
Class E, 1 month U.S. LIBOR + 3.870% 4.0463% 7/15/30 (d)(e)(f)	6,666,000	5,644,940
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 2.783% 6/15/34 (d)(e)(f)	1,493,555	1,156,439
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2129% 9/10/46 (d)(f)	5,254,000	4,771,773
Series 2016-C3 Class D, 3% 11/15/49 (f)	7,010,000	4,223,847
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.2248% 9/15/33 (d)(e)(f)	4,265,000	3,199,816
Class G, 1 month U.S. LIBOR + 5.050% 5.2311% 9/15/33 (d)(e)(f)	4,265,000	3,094,652
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (f)	4,741,000	2,812,943
Series 2012-CR1:
Class D, 5.3196% 5/15/45 (d)(f)	5,550,000	3,658,588
Class G, 2.462% 5/15/45 (f)(h)	6,346,000	844,955
Series 2012-LC4 Class C, 5.536% 12/10/44 (d)	1,978,000	1,478,712
Series 2013-CR10 Class D, 4.7894% 8/10/46 (d)(f)	4,544,000	4,167,885
Series 2013-CR12 Class D, 5.0713% 10/10/46 (d)(f)	1,959,000	1,135,323
Series 2013-LC6 Class D, 4.3181% 1/10/46 (d)(f)	8,301,000	5,665,489
Series 2014-CR17 Class E, 4.8473% 5/10/47 (d)(f)(h)	3,098,000	1,474,523
Series 2014-UBS2 Class D, 5.0026% 3/10/47 (d)(f)	3,713,000	2,575,869
Series 2017-CD4 Class D, 3.3% 5/10/50 (f)	2,769,000	2,251,120
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (f)	2,769,000	2,029,451
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.8308% 8/15/45 (d)(f)	4,500,000	3,771,287
Class E, 4.8308% 8/15/45 (d)(f)	8,000,000	5,218,516
Class F, 4.25% 8/15/45 (f)	2,000,000	955,359
Credit Suisse Mortgage Trust floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.8248% 5/15/36 (d)(e)(f)	9,767,000	9,436,179
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.7748% 1/15/34 (d)(e)(f)	7,788,000	7,233,505
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (f)	4,297,000	3,478,603
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (d)(f)	7,129,000	6,520,327
Series 2017-CX9 Class D, 4.1508% 9/15/50 (d)(f)	2,539,000	1,689,580
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (d)(f)	10,732,000	9,899,201
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6866% 11/10/46 (d)(f)	13,874,000	13,460,230
Class G, 4.652% 11/10/46 (f)	12,222,000	11,235,549
Series 2011-LC3A Class D, 5.3349% 8/10/44 (d)(f)(h)	3,945,000	2,587,855
Freddie Mac:
pass-thru certificates:
Series K011 Class X3, 2.5736% 12/25/43 (d)(g)	12,069,096	25,681
Series K012 Class X3, 2.249% 1/25/41 (d)(g)	20,492,732	73,604
Series K013 Class X3, 2.8137% 1/25/43 (d)(g)	14,199,000	71,552
Series KAIV Class X2, 3.6147% 6/25/41 (d)(g)	7,430,000	154,040
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.1299% 11/21/35 (d)(e)(f)	2,500,000	2,287,500
GS Mortgage Securities Corp. Trust floater Series 2019-SOHO Class F, 1 month U.S. LIBOR + 2.200% 2.3748% 6/15/36 (d)(e)(f)	2,000,000	1,660,198
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 2.7748% 7/15/35 (d)(e)(f)	3,808,000	2,876,425
Series 2010-C2 Class D, 5.1787% 12/10/43 (d)(f)	3,000,000	2,965,357
Series 2011-GC5:
Class C, 5.3885% 8/10/44 (d)(f)	8,899,000	8,020,850
Class D, 5.3885% 8/10/44 (d)(f)	2,733,635	2,075,880
Class E, 5.3885% 8/10/44 (d)(f)	8,138,000	5,532,195
Class F, 4.5% 8/10/44 (f)	7,897,000	4,303,973
Series 2012-GC6:
Class C, 5.6508% 1/10/45 (d)(f)	3,560,000	2,973,368
Class D, 5.6508% 1/10/45 (d)(f)	6,590,000	4,313,070
Class E, 5% 1/10/45 (d)(f)	7,432,000	4,148,273
Series 2012-GCJ7 Class D, 5.7041% 5/10/45 (d)(f)	10,078,000	8,638,936
Series 2012-GCJ9:
Class D, 4.7403% 11/10/45 (d)(f)	5,503,000	4,836,139
Class E, 4.7403% 11/10/45 (d)(f)	1,908,000	1,369,589
Series 2013-GC14 Class D, 4.7441% 8/10/46 (d)(f)	1,661,000	1,234,482
Series 2013-GC16:
Class D, 5.3107% 11/10/46 (d)(f)	3,708,000	3,223,353
Class F, 3.5% 11/10/46 (f)	7,221,000	4,485,008
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (f)	29,492,000	28,541,378
Series 2016-RENT Class F, 4.0667% 2/10/29 (d)(f)	19,971,000	19,269,029
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (d)(f)	8,440,000	7,270,140
Series 2016-SFP Class F, 6.1552% 11/5/35 (f)	10,093,000	9,681,467
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (d)(f)	9,213,000	8,104,355
Class FFL, 1 month U.S. LIBOR + 2.850% 3.0248% 6/15/34 (d)(e)(f)	3,532,751	2,982,420
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (f)	2,896,000	2,779,748
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 2.5% 7/17/37 (d)(e)(f)	924,535	885,458
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 2.3809% 1/17/38 (d)(e)(f)	7,410,000	7,054,514
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.7748% 6/15/32 (d)(e)(f)	4,879,301	4,487,769
Class E, 1 month U.S. LIBOR + 3.000% 3.35% 6/15/35 (d)(e)(f)	1,350,753	1,208,511
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (f)	8,640,000	7,491,941
Series 2014-C26 Class D, 3.8809% 1/15/48 (d)(f)	3,398,000	2,942,551
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4224% 12/15/49 (d)(f)	10,126,000	7,109,685
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0889% 12/15/49 (d)(f)	4,388,000	2,789,737
Series 2018-C8 Class D, 3.2439% 6/15/51 (d)(f)	1,698,000	1,154,188
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1317% 6/15/45 (d)	4,479,000	4,083,226
Class E, 5.1317% 6/15/45 (d)(f)	5,892,000	4,048,456
Class F, 4% 6/15/45 (f)	8,192,000	4,182,713
Class G 4% 6/15/45 (f)	4,044,000	1,442,216
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6691% 2/15/46 (d)(f)	13,774,000	5,201,820
Class G, 4.409% 2/15/46 (d)(f)	4,671,000	1,061,088
Class H, 4.409% 2/15/46 (d)(f)(h)	7,077,000	707,700
Series 2011-C4 Class F, 3.873% 7/15/46 (f)	1,400,000	1,284,524
Series 2013-LC11:
Class D, 4.1673% 4/15/46 (d)	7,722,000	5,024,237
Class E, 3.25% 4/15/46 (d)(f)	472,000	270,769
Class F, 3.25% 4/15/46 (d)(f)	2,518,000	1,101,575
Series 2014-DSTY Class E, 3.8046% 6/10/27 (d)(f)(h)	8,161,000	164,744
Series 2018-AON Class F, 4.6132% 7/5/31 (d)(f)	5,039,000	4,867,752
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.6067% 11/15/45 (d)(f)	2,000,000	1,710,933
Series 2012-C6, Class F, 4.6067% 11/15/45 (d)(f)	2,500,000	1,299,127
Series 2013-C12 Class D, 4.7632% 10/15/46 (d)(f)	7,164,000	5,594,060
Series 2013-C13:
Class D, 4.9037% 11/15/46 (d)(f)	6,218,000	4,832,169
Class E, 4.9037% 11/15/46 (d)(f)	3,341,000	2,147,961
Series 2013-C7:
Class D, 4.2372% 2/15/46 (d)(f)	4,024,000	2,454,522
Class E, 4.2372% 2/15/46 (d)(f)(h)	989,000	573,583
Series 2013-C9:
Class C, 4.0335% 5/15/46 (d)	3,302,000	3,250,569
Class D, 4.1215% 5/15/46 (d)(f)	5,137,000	4,239,618
Series 2016-C30 Class D, 3% 9/15/49 (f)	2,726,000	1,526,445
Series 2016-C31 Class D, 3% 11/15/49 (d)(f)	1,483,000	844,858
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN:
Class F, 1 month U.S. LIBOR + 2.600% 2.7748% 3/15/34 (d)(e)(f)	3,955,000	3,128,543
Class G, 1 month U.S. LIBOR + 3.150% 3.3248% 3/15/34 (d)(e)(f)	5,946,000	4,687,973
Series 1998-CF1 Class G, 7.35% 7/15/32 (d)(f)	128,418	130,948
Series 2011-C2:
Class D, 5.4782% 6/15/44 (d)(f)	5,387,000	3,724,729
Class E, 5.4782% 6/15/44 (d)(f)	2,470,000	1,494,164
Class F, 5.4782% 6/15/44 (d)(f)	4,440,000	2,019,664
Class XB, 0.3249% 6/15/44 (d)(f)(g)	55,708,619	450,014
Series 2011-C3:
Class D, 5.2444% 7/15/49 (d)(f)	7,317,000	6,070,411
Class E, 5.2444% 7/15/49 (d)(f)	3,456,000	2,291,188
Class F, 5.2444% 7/15/49 (d)(f)	5,624,050	2,741,443
Class G, 5.2444% 7/15/49 (d)(f)	5,049,500	2,102,645
Series 2012-C4 Class D, 5.4189% 3/15/45 (d)(f)	6,310,000	3,589,494
Series 2015-MS1 Class D, 4.0312% 5/15/48 (d)(f)	10,833,000	8,497,377
Series 2015-UBS8 Class D, 3.18% 12/15/48 (f)	4,957,000	3,355,824
Series 2016-BNK2 Class C, 3% 11/15/49 (f)	2,966,000	2,099,069
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.1013% 8/15/24 (d)(e)(f)	5,099,673	3,965,998
Series 2017-MTL6 Class C, 1 month U.S. LIBOR + 1.400% 1.5748% 8/15/34 (d)(e)(f)	8,477,059	8,116,749
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.4248% 8/15/34 (d)(e)(f)	10,881,193	9,789,488
MRCD Series 2019-PARK Class G, 2.7175% 12/15/36 (f)	2,000,000	1,717,884
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.3248% 10/15/37 (d)(e)(f)	5,061,000	4,774,785
Series 2016-SNR:
Class D, 6.55% 11/15/34 (f)	7,362,929	7,234,032
Class E, 6.8087% 11/15/34 (f)	9,551,450	8,731,984
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (d)(f)	1,500,000	1,185,380
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.935% 6/15/35 (d)(e)(f)	1,743,000	1,570,599
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.935% 6/15/35 (d)(e)(f)	651,000	584,457
Series 2019-1776:
Class E, 3.9017% 10/15/36 (f)	4,000,000	3,846,300
Class F, 4.2988% 10/15/36 (f)	3,454,000	3,194,423
Series 2020-2PAC Class AMZ3, 3.5% 1/15/37 (d)(f)	2,502,675	2,060,107
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (f)	1,000,000	980,787
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (f)	3,674,950	4,320,819
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 3.0716% 3/25/34 (d)(e)(f)	3,401,000	2,918,320
SG Commercial Mortgage Securities Trust Series 2020-COVE Class F, 3.8518% 3/15/37 (d)(f)	5,000,000	4,294,612
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.569% 5/10/45 (d)(f)	2,296,000	1,662,937
Class E, 5% 5/10/45 (d)(f)	6,268,000	3,461,074
Class F, 5% 5/10/45 (d)(f)(h)	2,221,350	449,416
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (d)(f)(h)	2,143,000	1,025,421
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1:
Class B, 6.0503% 1/10/45 (d)(f)	2,966,000	3,034,518
Class C, 6.0503% 1/10/45 (d)(f)	4,746,000	4,450,012
Wells Fargo Commercial Mortgage Trust:
floater Series 2020-SOP Class E, 1 month U.S. LIBOR + 2.710% 2.8848% 1/15/35 (d)(e)(f)	3,250,000	2,810,998
Series 2012-LC5:
Class D, 4.7591% 10/15/45 (d)(f)	12,819,000	12,605,523
Class E, 4.7591% 10/15/45 (d)(f)	8,347,000	6,853,649
Class F, 4.7591% 10/15/45 (d)(f)	2,000,000	1,302,052
Series 2016-BNK1 Class D, 3% 8/15/49 (f)	6,979,000	3,792,420
Series 2016-C35 Class D, 3.142% 7/15/48 (f)	13,073,000	8,803,438
Series 2016-NXS6 Class D, 3.059% 11/15/49 (f)	5,037,000	3,381,200
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (h)	3,955,000	652,575
Series 2011-C3:
Class C, 5.335% 3/15/44 (f)	4,845,000	4,706,046
Class D, 5.6804% 3/15/44 (d)(f)	2,000,000	931,760
Class E, 5% 3/15/44 (f)	2,966,000	792,456
Series 2011-C5:
Class E, 5.6559% 11/15/44 (d)(f)	5,097,000	4,088,561
Class F, 5.25% 11/15/44 (d)(f)	3,500,000	2,359,042
Class G, 5.25% 11/15/44 (d)(f)	2,000,000	1,267,806
Series 2012-C7:
Class D, 4.8113% 6/15/45 (d)(f)	2,380,000	1,314,016
Class F, 4.5% 6/15/45 (f)	2,000,000	400,000
Series 2012-C8 Class E, 4.8839% 8/15/45 (d)(f)	2,889,500	2,438,886
Series 2013-C11:
Class D, 4.2565% 3/15/45 (d)(f)	5,765,000	4,957,922
Class E, 4.2565% 3/15/45 (d)(f)	4,727,000	3,406,963
Series 2013-C13 Class D, 4.14% 5/15/45 (d)(f)	3,955,000	3,553,594
Series 2013-C16 Class D, 5.0208% 9/15/46 (d)(f)	3,686,000	2,170,986
Series 2013-UBS1 Class D, 4.7365% 3/15/46 (d)(f)	4,538,000	3,952,833
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (d)(f)	6,725,000	5,137,558
Class PR2, 3.516% 6/5/35 (d)(f)	2,541,000	1,898,733
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $824,540,775)		696,641,754

Bank Loan Obligations - 4.3%
CONSUMER DISCRETIONARY - 0.8%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (d)(e)(i)	2,640,000	2,765,400
Hotels, Restaurants & Leisure - 0.7%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9111% 12/22/24 (d)(e)(i)	7,937,374	7,290,478
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (d)(e)(i)	6,150,981	5,533,853
Marriott Ownership Resorts, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9111% 8/31/25 (d)(e)(i)	4,004,465	3,815,494
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (d)(e)(i)	25,686,805	21,883,616
		38,523,441

TOTAL CONSUMER DISCRETIONARY		41,288,841

ENERGY - 0.4%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/1/25 (d)(e)(i)	5,883,684	5,162,933
Oil, Gas & Consumable Fuels - 0.3%
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (d)(e)(i)	18,640,000	18,529,278

TOTAL ENERGY		23,692,211

FINANCIALS - 0.6%
Capital Markets - 0.1%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8064% 9/30/24 (d)(e)(i)	5,091,094	4,943,656
Diversified Financial Services - 0.4%
Agellan Portfolio 9% 8/7/25 (d)(h)(i)	6,611,000	6,611,000
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (d)(h)(i)	12,171,000	11,962,876
		18,573,876
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7% 5/15/22 (d)(e)(i)	6,495,372	6,311,359

TOTAL FINANCIALS		29,828,891

INDUSTRIALS - 0.2%
Commercial Services & Supplies - 0.2%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 2/27/25 (d)(e)(i)	13,262,451	13,013,780
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Components - 0.2%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (d)(e)(i)	8,633,371	8,279,403
REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.6%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (d)(e)(i)	2,288,967	2,243,187
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 1.8663% 2/6/22 (d)(e)(i)	14,975,000	14,450,875
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9198% 6/28/23 (d)(e)(i)	13,038,214	12,679,663
		29,373,725
Real Estate Management & Development - 0.8%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (d)(e)(h)(i)	9,500,000	9,452,500
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9111% 8/21/25 (d)(e)(i)	13,400,194	12,780,435
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (d)(e)(i)	16,797,750	14,215,096
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (d)(e)(i)	947,420	801,754
Realogy Group LLC Tranche B, term loan 3 month U.S. LIBOR + 2.250% 3% 2/8/25 (d)(e)(i)	3,919,598	3,704,020
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9256% 12/22/24 (d)(e)(i)	3,235,000	3,104,856
		44,058,661

TOTAL REAL ESTATE		73,432,386

UTILITIES - 0.7%
Electric Utilities - 0.6%
Granite Generation LLC 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 11/1/26 (d)(e)(i)	5,822,454	5,731,507
Green Energy Partners/Stonewall LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (d)(e)(i)	10,875,213	9,484,708
Tranche B 2LN, term loan 3 month U.S. LIBOR + 5.500% 6.5% 11/13/21 (d)(e)(i)	1,920,380	1,674,840
Lonestar II Generation Holding:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1611% 4/10/26 (d)(e)(i)	10,506,621	10,265,809
Tranche C 1LN, term loan 3 month U.S. LIBOR + 5.000% 5.1611% 4/10/26 (d)(e)(i)	1,273,530	1,244,340
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/21 (d)(e)(i)	1,288,564	1,172,593
		29,573,797
Independent Power and Renewable Electricity Producers - 0.1%
Oregon Clean Energy LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 3/1/26 (d)(e)(i)	5,748,253	5,642,888

TOTAL UTILITIES		35,216,685

TOTAL BANK LOAN OBLIGATIONS
(Cost $237,097,227)		224,752,197

Preferred Securities - 0.1%
ENERGY - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Energy Transfer Partners LP 7.125% (d)	6,000,000	5,078,122
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Crest Dartmouth Street 2003-1 Ltd. Series 2003-1A Class PS, 6/28/38 (f)(h)	1,220,000	122
Thrifts & Mortgage Finance - 0.0%
Crest Clarendon Street 2002-1 Ltd. Series 2002-1A Class PS, 12/28/35 (f)(h)	500,000	10,000

TOTAL FINANCIALS		10,122

TOTAL PREFERRED SECURITIES
(Cost $7,297,768)		5,088,244
	Shares	Value

Money Market Funds - 8.7%
Fidelity Cash Central Fund 0.14% (j)	449,955,194	450,090,181
Fidelity Securities Lending Cash Central Fund 0.13% (j)(k)	13,012,002	13,013,303
TOTAL MONEY MARKET FUNDS
(Cost $463,021,524)		463,103,484
TOTAL INVESTMENT IN SECURITIES - 99.7%
(Cost $5,565,593,675)		5,289,801,178
NET OTHER ASSETS (LIABILITIES) - 0.3%		15,403,438
NET ASSETS - 100%		$5,305,204,616

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (e) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,202,661,899 or 22.7% of net assets.

 (g) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (h) Level 3 security

 (i) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$5,586,376
Fidelity Securities Lending Cash Central Fund	114,202
Total	$5,700,578

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Dynex Capital, Inc.	$32,908,461	$1,751,423	$703,534	$673,645	$(401,242)	$1,543,624	$32,016,448
Dynex Capital, Inc. Series A, 8.50%	9,278,320	--	9,076,650	508,448	3,350	(205,020)	--
Dynex Capital, Inc. Series B, 7.625%	6,300,479	--	2,444,749	416,112	1,330	(115,495)	3,741,565
Dynex Capital, Inc. Series C 6.90%	--	9,072,551	--	246,746	--	(579,939)	8,492,612
Ellington Financial LLC	29,822,348	1,009,514	1,505,193	2,218,058	(2,541,569)	(8,167,507)	--
Great Ajax Corp.	21,946,669	1,512,804	561,415	1,089,255	(464,804)	(7,730,255)	14,338,198
Great Ajax Corp. 7.25%	9,285,423	5,967,842	109,609	748,041	9,615	(417,518)	14,735,752
Nexpoint Real Estate Finance, Inc.	--	9,975,000	1,580,020	323,275	(420,680)	(1,301,070)	6,673,230
Trinity Merger Corp. Class A	--	180,949	181,477	--	528	--	--
Total	$109,541,700	$29,470,083	$16,162,647	$6,223,580	$(3,813,472)	$(16,973,180)	$79,997,805

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$32,366,882	$32,366,882	$--	$--
Financials	1,047,444,150	1,023,414,972	24,029,178	--
Industrials	18,228,624	18,228,624	--	--
Real Estate	1,634,617,276	1,598,135,201	36,482,075	--
Utilities	3,167,993	3,167,993	--	--
Corporate Bonds	1,056,548,401	--	1,056,548,401	--
Asset-Backed Securities	107,795,803	--	107,795,171	632
Collateralized Mortgage Obligations	46,370	--	46,370	--
Commercial Mortgage Securities	696,641,754	--	688,160,982	8,480,772
Bank Loan Obligations	224,752,197	--	196,725,821	28,026,376
Preferred Securities	5,088,244	--	5,078,122	10,122
Money Market Funds	463,103,484	463,103,484	--	--
Total Investments in Securities:	$5,289,801,178	$3,138,417,156	$2,114,866,120	$36,517,902

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

AAA,AA,A	1.1%
BBB	3.8%
BB	9.4%
B	9.9%
CCC,CC,C	2.5%
Not Rated	12.7%
Equities	51.6%
Short-Term Investments and Net Other Assets	9.0%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $12,639,001) — See accompanying schedule: Unaffiliated issuers (cost $5,011,585,408)	$4,746,699,889
Fidelity Central Funds (cost $463,021,524)	463,103,484
Other affiliated issuers (cost $90,986,743)	79,997,805
Total Investment in Securities (cost $5,565,593,675)		$5,289,801,178
Cash		8,215
Receivable for investments sold		11,518,825
Receivable for fund shares sold		6,243,395
Dividends receivable		3,770,232
Interest receivable		23,861,261
Distributions receivable from Fidelity Central Funds		52,143
Prepaid expenses		968
Other receivables		35,666
Total assets		5,335,291,883
Liabilities
Payable for investments purchased	$2,502,834
Payable for fund shares redeemed	11,272,997
Accrued management fee	2,265,476
Distribution and service plan fees payable	205,859
Other affiliated payables	760,015
Other payables and accrued expenses	68,715
Collateral on securities loaned	13,011,371
Total liabilities		30,087,267
Net Assets		$5,305,204,616
Net Assets consist of:
Paid in capital		$5,602,933,881
Total accumulated earnings (loss)		(297,729,265)
Net Assets		$5,305,204,616
Net Asset Value and Maximum Offering Price
Class A:
Net Asset Value and redemption price per share ($324,031,127 ÷ 29,403,136 shares)(a)		$11.02
Maximum offering price per share (100/96.00 of $11.02)		$11.48
Class M:
Net Asset Value and redemption price per share ($49,386,738 ÷ 4,480,268 shares)(a)		$11.02
Maximum offering price per share (100/96.00 of $11.02)		$11.48
Class C:
Net Asset Value and offering price per share ($150,653,132 ÷ 13,851,793 shares)(a)		$10.88
Real Estate Income:
Net Asset Value, offering price and redemption price per share ($2,205,319,089 ÷ 198,924,880 shares)		$11.09
Class I:
Net Asset Value, offering price and redemption price per share ($1,782,594,167 ÷ 161,417,716 shares)		$11.04
Class Z:
Net Asset Value, offering price and redemption price per share ($793,220,363 ÷ 71,836,427 shares)		$11.04

 (a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends (including $6,223,580 earned from other affiliated issuers)		$124,257,942
Interest		151,489,927
Income from Fidelity Central Funds (including $114,202 from security lending)		5,700,578
Total income		281,448,447
Expenses
Management fee	$30,991,637
Transfer agent fees	8,799,556
Distribution and service plan fees	2,947,895
Accounting fees	1,399,842
Custodian fees and expenses	63,613
Independent trustees' fees and expenses	37,289
Registration fees	316,508
Audit	103,164
Legal	13,535
Miscellaneous	277,978
Total expenses before reductions	44,951,017
Expense reductions	(185,001)
Total expenses after reductions		44,766,016
Net investment income (loss)		236,682,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(38,704,228)
Redemptions in-kind with affiliated entities	12,315,468
Fidelity Central Funds	39,788
Other affiliated issuers	(3,813,472)
Foreign currency transactions	31,041
Total net realized gain (loss)		(30,131,403)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(751,930,453)
Fidelity Central Funds	25,242
Other affiliated issuers	(16,973,180)
Assets and liabilities in foreign currencies	101
Total change in net unrealized appreciation (depreciation)		(768,878,290)
Net gain (loss)		(799,009,693)
Net increase (decrease) in net assets resulting from operations		$(562,327,262)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$236,682,431	$251,654,617
Net realized gain (loss)	(30,131,403)	75,252,607
Change in net unrealized appreciation (depreciation)	(768,878,290)	239,246,951
Net increase (decrease) in net assets resulting from operations	(562,327,262)	566,154,175
Distributions to shareholders	(314,618,976)	(340,039,890)
Share transactions - net increase (decrease)	40,706,105	661,318,743
Total increase (decrease) in net assets	(836,240,133)	887,433,028
Net Assets
Beginning of period	6,141,444,749	5,254,011,721
End of period	$5,305,204,616	$6,141,444,749

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Real Estate Income Fund Class A

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.43	$11.99	$12.32	$12.25	$11.66
Income from Investment Operations
Net investment income (loss)A	.45	.51	.47	.49	.49
Net realized and unrealized gain (loss)	(1.25)	.65	(.22)	.14	.73
Total from investment operations	(.80)	1.16	.25	.63	1.22
Distributions from net investment income	(.44)	(.51)	(.45)	(.48)	(.48)
Distributions from net realized gain	(.16)	(.21)	(.13)	(.08)	(.14)
Total distributions	(.61)B	(.72)	(.58)	(.56)	(.63)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$11.02	$12.43	$11.99	$12.32	$12.25
Total ReturnE,F	(6.88)%	10.15%	2.13%	5.37%	11.01%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.01%	1.02%	1.03%	1.03%
Expenses net of fee waivers, if any	1.01%	1.01%	1.02%	1.03%	1.03%
Expenses net of all reductions	1.00%	1.01%	1.01%	1.02%	1.03%
Net investment income (loss)	3.85%	4.29%	3.98%	4.08%	4.29%
Supplemental Data
Net assets, end of period (000 omitted)	$324,031	$325,296	$297,722	$355,400	$548,649
Portfolio turnover rateI	32%J	17%	27%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.61 per share is comprised of distributions from net investment income of $.442 and distributions from net realized gain of $.163 per share.

 C Total distributions of $.63 per share is comprised of distributions from net investment income of $.483 and distributions from net realized gain of $.142 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the sales charges.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class M

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.43	$11.99	$12.32	$12.26	$11.66
Income from Investment Operations
Net investment income (loss)A	.45	.51	.47	.49	.49
Net realized and unrealized gain (loss)	(1.26)	.65	(.22)	.13	.73
Total from investment operations	(.81)	1.16	.25	.62	1.22
Distributions from net investment income	(.44)	(.51)	(.45)	(.48)	(.48)
Distributions from net realized gain	(.16)	(.21)	(.13)	(.08)	(.14)
Total distributions	(.60)	(.72)	(.58)	(.56)	(.62)
Redemption fees added to paid in capitalA	–	–	–B	–B	–B
Net asset value, end of period	$11.02	$12.43	$11.99	$12.32	$12.26
Total ReturnC,D	(6.89)%	10.12%	2.10%	5.26%	11.06%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.03%	1.04%	1.04%	1.06%	1.07%
Expenses net of fee waivers, if any	1.03%	1.04%	1.04%	1.06%	1.07%
Expenses net of all reductions	1.03%	1.04%	1.04%	1.05%	1.06%
Net investment income (loss)	3.82%	4.26%	3.95%	4.05%	4.26%
Supplemental Data
Net assets, end of period (000 omitted)	$49,387	$60,540	$55,175	$64,158	$59,788
Portfolio turnover rateG	32%H	17%	27%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Total returns do not include the effect of the sales charges.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class C

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.28	$11.85	$12.20	$12.14	$11.55
Income from Investment Operations
Net investment income (loss)A	.36	.42	.38	.40	.40
Net realized and unrealized gain (loss)	(1.23)	.64	(.22)	.13	.73
Total from investment operations	(.87)	1.06	.16	.53	1.13
Distributions from net investment income	(.36)	(.42)	(.37)	(.39)	(.40)
Distributions from net realized gain	(.16)	(.21)	(.13)	(.08)	(.14)
Total distributions	(.53)B	(.63)	(.51)C	(.47)	(.54)
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$10.88	$12.28	$11.85	$12.20	$12.14
Total ReturnE,F	(7.50)%	9.34%	1.31%	4.54%	10.29%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.76%	1.76%	1.76%	1.78%	1.79%
Expenses net of fee waivers, if any	1.76%	1.76%	1.76%	1.78%	1.78%
Expenses net of all reductions	1.76%	1.76%	1.76%	1.78%	1.78%
Net investment income (loss)	3.09%	3.54%	3.23%	3.32%	3.54%
Supplemental Data
Net assets, end of period (000 omitted)	$150,653	$210,156	$227,458	$287,598	$289,430
Portfolio turnover rateI	32%J	17%	27%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.53 per share is comprised of distributions from net investment income of $.363 and distributions from net realized gain of $.163 per share.

 C Total distributions of $.51 per share is comprised of distributions from net investment income of $.373 and distributions from net realized gain of $.132 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Total returns do not include the effect of the contingent deferred sales charge.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$12.05	$12.38	$12.31	$11.71
Income from Investment Operations
Net investment income (loss)A	.48	.54	.51	.52	.52
Net realized and unrealized gain (loss)	(1.25)	.66	(.22)	.14	.73
Total from investment operations	(.77)	1.20	.29	.66	1.25
Distributions from net investment income	(.48)	(.54)	(.48)	(.51)	(.51)
Distributions from net realized gain	(.16)	(.21)	(.13)	(.08)	(.14)
Total distributions	(.64)	(.75)	(.62)B	(.59)	(.65)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$11.09	$12.50	$12.05	$12.38	$12.31
Total ReturnD	(6.58)%	10.47%	2.40%	5.60%	11.29%
Ratios to Average Net AssetsE,F
Expenses before reductions	.73%	.75%	.75%	.78%	.82%
Expenses net of fee waivers, if any	.73%	.75%	.75%	.78%	.81%
Expenses net of all reductions	.73%	.75%	.75%	.77%	.81%
Net investment income (loss)	4.12%	4.55%	4.24%	4.33%	4.51%
Supplemental Data
Net assets, end of period (000 omitted)	$2,205,319	$2,691,820	$2,531,397	$2,630,901	$2,719,387
Portfolio turnover rateG	32%H	17%	27%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.62 per share is comprised of distributions from net investment income of $.484 and distributions from net realized gain of $.132 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class I

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$12.01	$12.34	$12.27	$11.68
Income from Investment Operations
Net investment income (loss)A	.48	.54	.51	.52	.52
Net realized and unrealized gain (loss)	(1.25)	.65	(.22)	.14	.73
Total from investment operations	(.77)	1.19	.29	.66	1.25
Distributions from net investment income	(.47)	(.54)	(.49)	(.51)	(.52)
Distributions from net realized gain	(.16)	(.21)	(.13)	(.08)	(.14)
Total distributions	(.64)B	(.75)	(.62)	(.59)	(.66)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$11.04	$12.45	$12.01	$12.34	$12.27
Total ReturnD	(6.62)%	10.43%	2.41%	5.66%	11.30%
Ratios to Average Net AssetsE,F
Expenses before reductions	.74%	.75%	.75%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.74%	.75%	.76%	.77%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.76%
Net investment income (loss)	4.11%	4.55%	4.25%	4.34%	4.56%
Supplemental Data
Net assets, end of period (000 omitted)	$1,782,594	$2,386,308	$2,142,260	$1,951,293	$1,239,950
Portfolio turnover rateG	32%H	17%	27%	22%	26%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.64 per share is comprised of distributions from net investment income of $.474 and distributions from net realized gain of $.163 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Real Estate Income Fund Class Z

Years ended July 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.45	$11.74
Income from Investment Operations
Net investment income (loss)B	.49	.47
Net realized and unrealized gain (loss)	(1.25)	.67
Total from investment operations	(.76)	1.14
Distributions from net investment income	(.49)	(.42)
Distributions from net realized gain	(.16)	(.02)
Total distributions	(.65)	(.43)C
Net asset value, end of period	$11.04	$12.45
Total ReturnD,E	(6.50)%	10.00%
Ratios to Average Net AssetsF,G
Expenses before reductions	.62%	.62%H
Expenses net of fee waivers, if any	.62%	.62%H
Expenses net of all reductions	.61%	.62%H
Net investment income (loss)	4.24%	4.71%H
Supplemental Data
Net assets, end of period (000 omitted)	$793,220	$467,324
Portfolio turnover rateI	32%J	17%

 A For the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $.43 per share is comprised of distributions from net investment income of $.416 and distributions from net realized gain of $.017 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class M, Class C, Real Estate Income, Class I and Class Z shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class C shares will automatically convert to Class A shares after a holding period of ten years from the initial date of purchase, with certain exceptions.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

Broker-dealer Fidelity Distributors Corporation merged with and into Fidelity Investments Institutional Services Company, Inc. ("FIISC"). FIISC was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Distributors Company LLC".

Fidelity Investments Institutional Operations Company, Inc. converted from a Massachusetts corporation to a Massachusetts LLC, and changed its name to "Fidelity Investments Institutional Operations Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank loan obligations and preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. For certain lower credit quality securitized assets that have contractual cash flows (for example, asset backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), changes in estimated cash flows are periodically evaluated and the estimated yield is adjusted on a prospective basis, resulting in increases or decreases to Interest Income in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, certain conversion ratio adjustments, redemptions in kind, partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$473,773,665
Gross unrealized depreciation	(784,704,950)
Net unrealized appreciation (depreciation)	$(310,931,285)
Tax Cost	$5,600,732,463

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$43,489,291
Net unrealized appreciation (depreciation) on securities and other investments	$(310,931,240)

The Fund intends to elect to defer to its next fiscal year $30,023,661 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$235,626,525	$ 250,774,684
Long-term Capital Gains	78,992,451	89,265,206
Total	$314,618,976	$ 340,039,890

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Real Estate Income Fund	1,785,593,898	1,728,974,111

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$875,353	$38,265
Class M	-%	.25%	144,575	245
Class C	.75%	.25%	1,927,967	238,531
			$2,947,895	$277,041

Sales Load. FDC may receive a front-end sales charge of up to 4.00% for selling Class A shares and Class M shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class M and Class C redemptions. The deferred sales charges are 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class M shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$81,811
Class M	6,461
Class C(a)	21,164
$109,436

 (a) When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Effective February 1, 2020, the Board approved to change the fee for Class Z from .046% to .044%.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$642,283.18
Class M	120,353.21
Class C	355,471.18
Real Estate Income	3,525,813.16
Class I	3,826,631.17
Class Z	329,005.04
	$8,799,556

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
Fidelity Real Estate Income Fund	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Real Estate Income Fund	$31,450

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Redemptions In-Kind. During the period, 5,621,404 shares of the Fund were redeemed in-kind for investments, including accrued interest and cash with a value of $71,229,507. The net realized gain of $12,315,468 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Real Estate Income Fund	$14,465

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $2,268. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes amount less than one dollar from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $108,379 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $40,344.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $25,878.

In addition, during the period the investment adviser or an affiliate reimbursed the Fund $10,400 for an operational error which is included in the accompanying Statement of Operations.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2020	Year ended July 31, 2019(a)
Distributions to shareholders
Class A	$16,800,423	$17,756,264
Class M	2,986,781	3,318,773
Class C	8,903,773	11,711,511
Real Estate Income	123,469,997	164,869,904
Class I	124,750,021	135,048,536
Class Z	37,707,981	7,334,902
Total	$314,618,976	$340,039,890

 (a) Distributions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2020	Year ended July 31, 2019(a)	Year ended July 31, 2020	Year ended July 31, 2019(a)
Class A
Shares sold	15,823,808	7,652,744	$191,280,675	$91,491,023
Reinvestment of distributions	1,297,338	1,474,957	15,857,157	17,330,478
Shares redeemed	(13,892,033)	(7,793,544)	(150,346,336)	(92,014,816)
Net increase (decrease)	3,229,113	1,334,157	$56,791,496	$16,806,685
Class M
Shares sold	824,443	1,028,225	$9,998,224	$12,240,983
Reinvestment of distributions	241,612	277,847	2,949,239	3,265,577
Shares redeemed	(1,455,093)	(1,038,297)	(15,879,636)	(12,307,088)
Net increase (decrease)	(389,038)	267,775	$(2,932,173)	$3,199,472
Class C
Shares sold	2,587,714	2,842,876	$31,014,372	$33,441,407
Reinvestment of distributions	684,373	940,228	8,286,994	10,920,406
Shares redeemed	(6,528,756)	(5,865,438)	(70,751,926)	(68,911,422)
Net increase (decrease)	(3,256,669)	(2,082,334)	$(31,450,560)	$(24,549,609)
Real Estate Income
Shares sold	94,882,819	73,051,353	$1,065,881,914	$873,951,868
Reinvestment of distributions	8,576,887	12,299,627	105,168,710	145,249,096
Shares redeemed	(119,906,772)(b)	(80,067,017)	(1,382,675,657)(b)	(959,494,113)
Net increase (decrease)	(16,447,066)	5,283,963	$(211,625,033)	$59,706,851
Class I
Shares sold	86,049,187	77,184,509	$1,004,030,203	$918,900,015
Reinvestment of distributions	8,675,341	9,707,377	106,049,306	114,247,360
Shares redeemed	(124,939,225)(b)	(73,658,363)	(1,352,340,746)(b)	(875,126,254)
Net increase (decrease)	(30,214,697)	13,233,523	$(242,261,237)	$158,021,121
Class Z
Shares sold	81,818,897	39,008,440	$961,480,276	$465,579,262
Reinvestment of distributions	2,404,207	397,454	29,213,996	4,775,264
Shares redeemed	(49,917,594)	(1,874,977)	(518,510,660)	(22,220,303)
Net increase (decrease)	34,305,510	37,530,917	$472,183,612	$448,134,223

 (a) Share transactions for Class Z are for the period October 2, 2018 (commencement of sale of shares) to July 31, 2019.

 (b) Amount includes in-kind redemptions (see the Affiliated Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 if you’re an individual investing directly with Fidelity, call 1-800-835-5092 if you’re a plan sponsor or participant with Fidelity as your recordkeeper or call 1-877-208-0098 on institutional accounts or if you’re an advisor or invest through one.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Real Estate Income Fund
Class A	1.02%
Actual		$1,000.00	$881.30	$4.77
Hypothetical-C		$1,000.00	$1,019.79	$5.12
Class M	1.05%
Actual		$1,000.00	$880.60	$4.91
Hypothetical-C		$1,000.00	$1,019.64	$5.27
Class C	1.77%
Actual		$1,000.00	$878.00	$8.26
Hypothetical-C		$1,000.00	$1,016.06	$8.87
Real Estate Income	.75%
Actual		$1,000.00	$882.20	$3.51
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class I	.75%
Actual		$1,000.00	$881.70	$3.51
Hypothetical-C		$1,000.00	$1,021.13	$3.77
Class Z	.62%
Actual		$1,000.00	$882.80	$2.90
Hypothetical-C		$1,000.00	$1,021.78	$3.12

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $27,687,406, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $45,220,793 of distributions paid during the period January 1, 2020 to July 31, 2020 as qualifying to be taxed as interest-related dividends for nonresident alien shareholders.

Class A designates 2%, 13%, and 6%; Class M designates 2%, 13%, and 6%; Class C designates 2%, 0%, and 8%; Real Estate Income designates 2%, 6%, and 6%; Class I designates 2%, 6%, and 6%; and Class Z designates 2%, 5%, and 6%; of the dividends distributed in December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class A designates 1%, 4%, 12%, and 6%; Class M designates 1%, 4%, 12%, and 6%; Class C designates 1%, 4%, 0%, and 8%; Real Estate Income designates 1%, 4%, 6%, and 6%; Class I designates 1%, 4%, 6%, and 6%; and Class Z designates 1%, 3%, 5%, and 5%; of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 89% and 49%; Class M designates 90% and 49%; Class C designates 100% and 57%; Real Estate Income designates 85% and 46%; Class I designates 85% and 46%; and Class Z designates 82% and 45%; of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	1,346,024,884.581	39.760
Against	675,038,375.817	19.940
Abstain	178,506,615.986	5.273
Broker Non-Vote	1,185,828,430.860	35.028
TOTAL	3,385,398,307.243	100.000
Proposal 1 reflects trust wide proposal and voting results.
Proposal 2 was not approved by shareholders.

REI-ANN-0920
1.788862.117

Fidelity® Series Real Estate Income Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Real Estate Income Fund	(5.68)%	4.33%	6.80%

 A From October 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Real Estate Income Fund on October 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$17,823	Fidelity® Series Real Estate Income Fund
$32,309	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  For the first half of the fiscal year ending July 31, 2020, U.S. real estate securities experienced a generally favorable market environment. Conditions became tumultuous, however, about halfway through the first quarter of 2020 as the COVID-19 pandemic forced economic shutdowns around the country. This situation led to questions about whether certain real estate sectors – such as retail, hotels and offices – would experience long-term challenges as a result of concern about social gathering. Meanwhile, other property types whose business models remained intact despite the pandemic – such as industrial, data-center and mobile communication tower real estate investment trusts (REITs) – stood to benefit from similar worries. In this environment, real estate securities fell sharply between late February and mid-March. Then, as economies reopened and the U.S. Federal Reserve pursued aggressive economic stimulus, real estate securities bounced back sharply, regaining a portion of their value as the fiscal year proceeded. For the full 12-month period, REIT common stocks, as measured by the FTSE® NAREIT® All REITs Index, returned -6.38%. Real estate preferred stocks, as measured by the MSCI REIT Preferred Index, returned -4.86%. Real estate bonds, captured by the ICE BofAML® US Real Estate Index – a market-capitalization-weighted measure of investment grade corporate debt in the domestic real estate sector – gained 8.71%, benefiting from the steep drop in rates.

Comments from Co-Portfolio Manager Mark Snyderman:  For the fiscal year, the fund returned -5.68%, lagging the 1.90% advance of the Fidelity Series Real Estate Income Composite Index℠. The Composite index is a 40/50/10 blend of the MSCI REIT Preferred Index, the ICE BofA® U.S. Real Estate Index and the FTSE® NAREIT® All REITs Index. Most of the fund's performance shortfall came in the first quarter of 2020, when some of our investments fell sharply along with volatile markets. Then, many of these same investments, which include some smaller-issue-size holdings that are less-widely owned, were slower to bounce back as markets recovered in the period's final months. Despite their underperformance, as of July 31 we remained optimistic about these positions' opportunity to recover. For the 12 months, our biggest performance challenge was on the bond side of the portfolio. Our commercial mortgage-backed securities, investment-grade real estate bonds and high-yield real estate bonds all lagged the roughly 9% gain of the ICE BofA index, due primarily to the lower duration of our holdings in an environment of sharply falling interest rates. Meanwhile, the fund's real estate common stock holdings trailed the FTSE NAREIT index by several percentage points, largely reflecting difficulty with certain mortgage real estate investment trust (REIT) and health care common stocks. We also lost ground among real estate preferred stocks, which returned -10% for the portfolio. This trailed the MSCI index by several percentage points, due primarily to challenges involving mortgage REIT preferreds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Five Stocks as of July 31, 2020

% of fund's net assets
American Tower Corp.	1.6
Equity Lifestyle Properties, Inc.	1.4
Annaly Capital Management, Inc. Series F, 6.95%	1.1
Two Harbors Investment Corp. Series B, 7.625%	1.0
Apartment Investment & Management Co. Class A	1.0
6.1

Top 5 Bonds as of July 31, 2020

% of fund's net assets
Senior Housing Properties Trust 4.75% 5/1/24	1.2
Redwood Trust, Inc. 5.625% 7/15/24	1.1
Kennedy-Wilson, Inc. 5.875% 4/1/24	1.1
Howard Hughes Corp. 5.375% 3/15/25	0.9
RWT Holdings, Inc. 5.75% 10/1/25	0.8
5.1

Top Five REIT Sectors as of July 31, 2020

% of fund's net assets
REITs - Mortgage	24.7
REITs - Diversified	10.3
REITs - Health Care	5.8
REITs - Apartments	4.4
REITs - Management/Investment	4.1

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Commons Stocks	14.1%
Preferred Stocks	26.6%
Bonds	40.7%
Convertible Securities	9.5%
Other Investments	4.8%
Short-Term Investments and Net Other Assets (Liabilities)	4.3%

 * Foreign investments - 1.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 14.1%
	Shares	Value
FINANCIALS - 2.9%
Mortgage Real Estate Investment Trusts - 2.9%
AGNC Investment Corp.	452,200	$6,149,920
Anworth Mortgage Asset Corp.	39,712	71,879
Broadmark Realty Capital, Inc.	131,700	1,214,274
Capstead Mortgage Corp.	99,600	612,540
Chimera Investment Corp.	112,100	1,007,779
Colony NorthStar Credit Real Estate, Inc.	165,240	1,041,012
Dynex Capital, Inc.	184,666	2,853,090
Ellington Financial LLC	152,651	1,795,176
Ellington Residential Mortgage REIT	45,300	500,565
Great Ajax Corp.	225,246	1,941,621
Hunt Companies Finance Trust, Inc.	23,108	51,069
MFA Financial, Inc.	1,265,900	3,329,317
New Residential Investment Corp.	643,600	5,103,748
Redwood Trust, Inc.	100,500	716,565
Two Harbors Investment Corp.	103,904	564,199
		26,952,754
INDUSTRIALS - 0.1%
Construction & Engineering - 0.1%
Willscot Mobile Mini Holdings (a)	62,900	947,274
REAL ESTATE - 11.1%
Equity Real Estate Investment Trusts (REITs) - 11.1%
Acadia Realty Trust (SBI)	296,600	3,571,064
American Homes 4 Rent Class A	85,700	2,485,300
American Tower Corp.	57,900	15,134,469
Apartment Investment & Management Co. Class A	231,602	8,990,790
AvalonBay Communities, Inc.	10,400	1,592,448
Colony Capital, Inc.	570,699	1,095,742
CoreSite Realty Corp.	3,800	490,390
Crown Castle International Corp.	47,300	7,884,910
Diversified Healthcare Trust (SBI)	118,500	461,558
Easterly Government Properties, Inc.	78,600	1,921,770
Equinix, Inc.	7,500	5,891,100
Equity Lifestyle Properties, Inc.	185,900	12,700,688
Equity Residential (SBI)	10,300	552,389
Gaming & Leisure Properties	47,994	1,737,863
Healthcare Trust of America, Inc.	86,550	2,389,646
Invitation Homes, Inc.	44,900	1,338,918
iStar Financial, Inc.	405,987	4,713,509
Lexington Corporate Properties Trust	470,722	5,460,375
Mid-America Apartment Communities, Inc.	66,714	7,951,642
Monmouth Real Estate Investment Corp. Class A	162,995	2,352,018
NexPoint Residential Trust, Inc.	16,100	615,503
Public Storage	5,500	1,099,340
Retail Value, Inc.	22,650	286,749
Sabra Health Care REIT, Inc.	142,800	2,104,872
Safety Income and Growth, Inc.	32,000	1,613,760
SITE Centers Corp.	146,700	1,075,311
Terreno Realty Corp.	11,880	721,829
UMH Properties, Inc.	37,800	464,940
Ventas, Inc.	106,155	4,072,106
Washington REIT (SBI)	41,600	930,176
Weyerhaeuser Co.	86,300	2,400,003
		104,101,178
TOTAL COMMON STOCKS
(Cost $115,063,495)		132,001,206

Preferred Stocks - 28.7%
Convertible Preferred Stocks - 2.1%
FINANCIALS - 1.0%
Mortgage Real Estate Investment Trusts - 1.0%
Great Ajax Corp. 7.25%	310,550	7,484,255
ZAIS Financial Corp. 7.00%	73,475	1,689,925
		9,174,180
REAL ESTATE - 1.1%
Equity Real Estate Investment Trusts (REITs) - 1.0%
Braemar Hotels & Resorts, Inc. 5.50%	18,883	214,889
Lexington Corporate Properties Trust Series C, 6.50%	71,519	3,810,161
QTS Realty Trust, Inc. 6.50%	8,475	1,347,569
RLJ Lodging Trust Series A, 1.95%	38,950	858,069
Wheeler REIT, Inc. 8.75% (a)	213,775	2,750,794
		8,981,482
Real Estate Management & Development - 0.1%
Landmark Infrastructure Partners LP 3 month U.S. LIBOR + 4.690% 6.856% (b)(c)	57,650	1,413,080
TOTAL REAL ESTATE		10,394,562

TOTAL CONVERTIBLE PREFERRED STOCKS		19,568,742

Nonconvertible Preferred Stocks - 26.6%
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
DCP Midstream Partners LP:
7.95% (b)	36,975	604,911
Series B, 7.875% (b)	34,150	547,083
Enbridge, Inc.:
Series 1 5 year U.S. Treasury Index + 3.140% 5.949% (b)(c)	99,425	1,666,363
Series L 5 year U.S. Treasury Index + 3.150% 4.959% (b)(c)	19,600	286,160
Energy Transfer Partners LP 7.60% (b)	54,425	1,037,885
Global Partners LP 9.75% (b)	1,825	44,256
		4,186,658
FINANCIALS - 16.3%
Mortgage Real Estate Investment Trusts - 16.3%
AG Mortgage Investment Trust, Inc.:
8.00%	144,509	2,119,499
8.25%	1,725	25,271
Series C 8.00% (b)	103,493	1,524,452
AGNC Investment Corp.:
6.125% (b)	144,800	3,188,496
6.875% (b)	130,650	2,963,142
Series C, 7.00% (b)	319,899	7,546,417
Series E 6.50% (b)	280,250	6,363,048
Annaly Capital Management, Inc.:
6.75% (b)	163,400	3,697,742
Series D, 7.50%	88,175	2,213,193
Series F, 6.95% (b)	447,200	10,048,584
Series G, 6.50% (b)	195,110	4,165,599
Anworth Mortgage Asset Corp. Series A, 8.625%	111,413	2,607,064
Arbor Realty Trust, Inc.:
Series A, 8.25%	44,047	1,102,056
Series B, 7.75%	42,675	1,024,200
Series C, 8.50%	16,125	412,939
Arlington Asset Investment Corp.:
6.625%	39,038	918,955
8.25% (b)	22,175	428,865
Armour Residential REIT, Inc. Series C 7.00%	16,500	375,210
Capstead Mortgage Corp. Series E, 7.50%	132,416	3,040,271
Cherry Hill Mortgage Investment Corp.:
8.25% (b)	36,575	757,103
Series A, 8.20%	64,250	1,466,860
Chimera Investment Corp.:
8.00% (b)	180,700	3,637,491
Series A, 8.00%	38,500	883,190
Series B, 8.00% (b)	412,958	8,432,602
Series C, 7.75% (b)	303,766	5,984,190
Dynex Capital, Inc.:
Series B, 7.625%	31,088	753,573
Series C 6.90% (b)	143,400	3,269,520
Ellington Financial LLC 6.75% (b)	83,222	1,691,903
Exantas Capital Corp. 8.625% (b)	16,193	212,128
Invesco Mortgage Capital, Inc.:
7.50% (b)	397,081	8,314,876
Series A, 7.75%	31,526	721,945
Series B, 7.75% (b)	236,491	5,023,069
MFA Financial, Inc.:
6.50% (b)	183,900	3,317,556
8.00%	114,772	2,682,222
Series B, 7.50%	195,649	4,186,889
New Residential Investment Corp.:
7.125% (b)	253,336	5,140,187
Series A 7.50% (b)	236,909	5,157,509
Series C 6.375% (b)	86,946	1,638,932
New York Mortgage Trust, Inc.:
Series B, 7.75%	81,977	1,646,098
Series C, 7.875%	121,233	2,437,996
Series D, 8.00% (b)	78,000	1,532,700
PennyMac Mortgage Investment Trust:
8.125% (b)	85,550	2,062,611
Series B, 8.00% (b)	152,605	3,665,572
Two Harbors Investment Corp.:
7.50%	118,883	2,569,062
7.75%	11,639	257,944
Series A, 8.125% (b)	258,732	5,632,596
Series B, 7.625% (b)	438,172	9,070,160
Series C, 7.25% (b)	207,472	4,139,066
ZAIS Financial Corp. Series C 6.20%	136,450	2,806,777
		152,857,330
Real Estate Management & Development - 0.0%
Brookfield Properties Corp. Series EE, 5.10% (b)	7,675	91,679
TOTAL FINANCIALS		152,949,009
REAL ESTATE - 9.8%
Equity Real Estate Investment Trusts (REITs) - 9.7%
American Finance Trust, Inc. 7.50%	114,598	2,643,776
American Homes 4 Rent:
6.25%	18,925	518,545
Series D, 6.50%	47,325	1,238,022
Series E, 6.35%	57,650	1,499,477
Series F, 5.875%	47,683	1,255,017
Series G, 5.875%	37,050	963,671
Armada Hoffler Properties, Inc. 6.75%	25,750	712,503
Ashford Hospitality Trust, Inc.:
Series D, 8.45%	61,574	327,882
Series F, 7.375%	95,700	444,048
Series G, 7.375%	34,229	147,869
Series H, 7.50%	35,575	157,366
Series I, 7.50%	58,911	253,317
Bluerock Residential Growth (REIT), Inc.:
Series A, 8.25%	107,850	2,682,230
Series C, 7.625%	44,175	1,056,856
Series D, 7.125%	31,900	716,155
Braemar Hotels & Resorts, Inc. Series D, 8.25%	35,150	500,888
Cedar Realty Trust, Inc.:
Series B, 7.25%	40,856	928,657
Series C, 6.50%	53,500	945,880
City Office REIT, Inc. Series A, 6.625%	27,525	619,313
Colony Capital, Inc.:
Series G, 7.50%	116,671	2,356,754
Series H, 7.125%	187,112	3,740,369
Series I, 7.15%	205,785	4,037,502
Series J, 7.15%	277,243	5,453,370
Digital Realty Trust, Inc.:
Series C, 6.625%	16,950	451,209
Series G, 5.875%	28,720	734,083
Farmland Partners, Inc. Series B, 6.00%	117,050	2,785,790
Gladstone Commercial Corp.:
6.625%	41,125	995,698
Series D, 7.00%	107,225	2,644,169
Gladstone Land Corp. Series A, 6.375%	11,725	305,584
Global Medical REIT, Inc. Series A, 7.50%	27,461	693,143
Global Net Lease, Inc.:
Series A, 7.25%	129,625	3,205,328
Series B 6.875%	47,200	1,109,200
Government Properties Income Trust 5.875%	39,775	997,557
Healthcare Trust, Inc. Series A 7.375%	24,500	514,255
Hersha Hospitality Trust:
Series C, 6.875%	550	6,078
Series D, 6.50%	42,250	455,033
Investors Real Estate Trust Series C, 6.625%	57,700	1,501,931
iStar Financial, Inc.:
Series D, 8.00%	66,892	1,689,023
Series G, 7.65%	103,167	2,476,008
Series I, 7.50%	78,745	1,890,667
Jernigan Capital, Inc. Series B, 7.00%	50,892	1,200,542
Kimco Realty Corp. Series M, 5.25%	22,400	551,040
Monmouth Real Estate Investment Corp. Series C, 6.125%	99,636	2,519,784
National Storage Affiliates Trust Series A, 6.00%	12,325	330,803
Pebblebrook Hotel Trust:
6.30%	53,702	1,082,095
6.375%	53,792	1,074,011
Series C, 6.50%	73,405	1,502,600
Series D, 6.375%	55,189	1,129,167
Pennsylvania (REIT):
Series B, 7.375%	56,533	410,464
Series C, 7.20%	9,575	60,897
Series D, 6.875%	27,400	176,182
Plymouth Industrial REIT, Inc. Series A, 7.50%	30,350	758,143
Prologis (REIT), Inc. Series Q, 8.54%	16,850	1,243,362
PS Business Parks, Inc. Series Z 4.875%	8,000	203,920
Public Storage Series F, 5.15%	29,950	790,680
QTS Realty Trust, Inc. Series A, 7.125%	32,825	892,725
Rexford Industrial Realty, Inc.:
Series A, 5.875%	26,500	674,955
Series B, 5.875%	50,000	1,277,000
Series C 5.625%	11,775	303,206
Saul Centers, Inc.:
Series D, 6.125%	15,958	367,832
Series E 6.00%	13,475	307,634
Senior Housing Properties Trust 5.625%	1,057	19,819
Seritage Growth Properties Series A, 7.00%	1,050	13,650
SITE Centers Corp. Series K, 6.25%	28,039	639,009
Sotherly Hotels, Inc.:
Series B, 8.00%	12,750	78,285
Series C, 7.875%	19,300	116,958
Spirit Realty Capital, Inc. Series A, 6.00%	16,575	417,524
Stag Industrial, Inc. Series C, 6.875%	17,925	464,862
Summit Hotel Properties, Inc.:
Series D, 6.45%	42,350	766,959
Series E, 6.25%	52,084	963,554
Sunstone Hotel Investors, Inc.:
Series E, 6.95%	8,475	203,400
Series F, 6.45%	16,950	395,105
Taubman Centers, Inc. Series K, 6.25%	21,311	460,104
UMH Properties, Inc.:
Series B, 8.00%	154,275	3,944,812
Series C, 6.75%	78,695	1,928,028
Series D, 6.375%	49,775	1,199,578
Urstadt Biddle Properties, Inc.:
Series H, 6.25%	51,175	1,169,861
Series K 5.875%	28,775	618,375
VEREIT, Inc. Series F, 6.70%	160,311	4,128,008
Washington Prime Group, Inc.:
Series H, 7.50%	51,689	389,735
Series I, 6.875%	12,908	92,939
		90,521,830
Real Estate Management & Development - 0.1%
Brookfield Property Partners LP:
5.75%	7,000	126,000
6.50%	5,875	117,089
Landmark Infrastructure Partners LP Series B, 7.90%	22,125	508,875
		751,964
TOTAL REAL ESTATE		91,273,794
UTILITIES - 0.1%
Multi-Utilities - 0.1%
Brookfield Infrastructure Partners LP Series 5, 5.35% (b)	35,775	619,909

TOTAL NONCONVERTIBLE PREFERRED STOCKS		249,029,370

TOTAL PREFERRED STOCKS
(Cost $301,673,401)		268,598,112
	Principal Amount	Value

Corporate Bonds - 26.3%
Convertible Bonds - 7.4%
FINANCIALS - 6.9%
Mortgage Real Estate Investment Trusts - 6.9%
Arbor Realty Trust, Inc. 4.75% 11/1/22 (d)	4,274,000	3,982,918
Blackstone Mortgage Trust, Inc. 4.75% 3/15/23	1,644,000	1,536,189
Chimera Investment Corp. 7% 4/1/23	1,500,000	2,037,773
Colony Financial, Inc. 5% 4/15/23	3,687,000	3,392,040
Granite Point Mortgage Trust, Inc.:
5.625% 12/1/22 (d)	2,696,000	2,129,840
6.375% 10/1/23	1,901,000	1,418,621
KKR Real Estate Finance Trust, Inc. 6.125% 5/15/23	4,821,000	4,730,606
MFA Financial, Inc. 6.25% 6/15/24	4,363,000	3,964,876
New York Mortgage Trust, Inc. 6.25% 1/15/22	28,000	24,955
PennyMac Corp. 5.5% 11/1/24 (d)	7,066,000	6,694,440
Redwood Trust, Inc.:
4.75% 8/15/23	2,555,000	2,265,336
5.625% 7/15/24	11,945,000	10,337,706
RWT Holdings, Inc. 5.75% 10/1/25 (d)	8,800,000	7,334,606
Starwood Property Trust, Inc. 4.375% 4/1/23	2,804,000	2,697,776
Two Harbors Investment Corp. 6.25% 1/15/22	4,844,000	4,789,505
Western Asset Mortgage Capital Corp. 6.75% 10/1/22	9,744,000	7,214,458
		64,551,645
REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.5%
Colony Capital Operating Co. LLC 5.75% 7/15/25 (d)	2,040,000	2,358,279
VEREIT, Inc. 3.75% 12/15/20	2,660,000	2,659,574
		5,017,853

TOTAL CONVERTIBLE BONDS		69,569,498

Nonconvertible Bonds - 18.9%
CONSUMER DISCRETIONARY - 3.8%
Hotels, Restaurants & Leisure - 0.3%
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc. 6.125% 12/1/24	460,000	464,600
Marriott Ownership Resorts, Inc. 6.5% 9/15/26	45,000	46,125
Times Square Hotel Trust 8.528% 8/1/26 (d)	1,696,634	1,836,888
		2,347,613
Household Durables - 3.5%
Adams Homes, Inc. 7.5% 2/15/25 (d)	1,550,000	1,519,000
Ashton Woods U.S.A. LLC/Ashton Woods Finance Co.:
6.75% 8/1/25 (d)	4,354,000	4,419,310
9.875% 4/1/27 (d)	3,780,000	4,082,400
Beazer Homes U.S.A., Inc. 5.875% 10/15/27	1,679,000	1,685,699
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp.:
4.875% 2/15/30 (d)	255,000	231,413
6.25% 9/15/27 (d)	1,467,000	1,467,000
Century Communities, Inc.:
5.875% 7/15/25	1,518,000	1,562,143
6.75% 6/1/27	1,770,000	1,890,254
LGI Homes, Inc. 6.875% 7/15/26 (d)	4,133,000	4,401,645
M/I Homes, Inc. 5.625% 8/1/25	1,518,000	1,578,720
Meritage Homes Corp.:
5.125% 6/6/27	941,000	1,006,870
6% 6/1/25	2,130,000	2,444,814
New Home Co. LLC 7.25% 4/1/22	2,698,000	2,549,610
Picasso Finance Sub, Inc. 6.125% 6/15/25 (d)	800,000	850,000
TRI Pointe Homes, Inc.:
5.25% 6/1/27	2,042,000	2,144,100
5.875% 6/15/24	1,250,000	1,347,138
		33,180,116
TOTAL CONSUMER DISCRETIONARY		35,527,729
ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
EG Global Finance PLC:
6.75% 2/7/25 (d)	1,250,000	1,306,000
8.5% 10/30/25 (d)	640,000	699,149
Global Partners LP/GLP Finance Corp.:
7% 6/15/23	45,000	44,334
7% 8/1/27	2,045,000	1,978,538
		4,028,021
FINANCIALS - 0.6%
Diversified Financial Services - 0.6%
Brixmor Operating Partnership LP 3.85% 2/1/25	1,753,000	1,839,277
Five Point Operation Co. LP 7.875% 11/15/25 (d)	3,734,000	3,608,052
		5,447,329
Mortgage Real Estate Investment Trusts - 0.0%
Starwood Property Trust, Inc. 4.75% 3/15/25	412,000	396,550
TOTAL FINANCIALS		5,843,879
HEALTH CARE - 1.0%
Health Care Providers & Services - 1.0%
Sabra Health Care LP:
3.9% 10/15/29	1,011,000	954,958
4.8% 6/1/24	1,267,000	1,284,874
5.125% 8/15/26	6,615,000	7,040,900
		9,280,732
INDUSTRIALS - 0.3%
Building Products - 0.3%
Shea Homes Ltd. Partnership/Corp.:
4.75% 2/15/28 (d)	695,000	729,159
6.125% 4/1/25 (d)	1,446,000	1,489,380
		2,218,539
Trading Companies & Distributors - 0.0%
Williams Scotsman International, Inc. 6.875% 8/15/23 (d)	134,000	138,383
TOTAL INDUSTRIALS		2,356,922
REAL ESTATE - 12.8%
Equity Real Estate Investment Trusts (REITs) - 8.7%
American Homes 4 Rent LP 4.25% 2/15/28	2,000,000	2,227,511
ARC Properties Operating Partnership LP 4.6% 2/6/24	1,757,000	1,889,775
CBL & Associates LP:
4.6% 10/15/24	5,700,000	1,368,000
5.25% 12/1/23	3,629,000	870,960
5.95% 12/15/26	2,551,000	593,108
CTR Partnership LP/CareTrust Capital Corp. 5.25% 6/1/25	1,428,000	1,449,720
ESH Hospitality, Inc. 5.25% 5/1/25 (d)	2,346,000	2,396,392
GLP Capital LP/GLP Financing II, Inc.:
4% 1/15/31	500,000	518,875
5.25% 6/1/25	2,375,000	2,558,113
Government Properties Income Trust 4.25% 5/15/24	946,000	947,348
HCP, Inc. 4% 6/1/25	2,011,000	2,248,293
Healthcare Realty Trust, Inc. 3.75% 4/15/23	978,000	1,030,337
Hospitality Properties Trust:
4.65% 3/15/24	1,556,000	1,423,740
5% 8/15/22	859,000	848,117
7.5% 9/15/25	1,480,000	1,569,157
iStar Financial, Inc.:
4.25% 8/1/25	3,200,000	3,076,000
4.75% 10/1/24	7,120,000	7,031,000
5.25% 9/15/22	2,843,000	2,843,000
Lexington Corporate Properties Trust:
4.25% 6/15/23	2,500,000	2,541,853
4.4% 6/15/24	409,000	419,060
MPT Operating Partnership LP/MPT Finance Corp.:
4.625% 8/1/29	1,506,000	1,591,179
5% 10/15/27	4,237,000	4,544,183
5.25% 8/1/26	1,466,000	1,539,300
Omega Healthcare Investors, Inc.:
4.5% 4/1/27	483,000	512,219
4.75% 1/15/28	1,616,000	1,761,206
4.95% 4/1/24	659,000	699,099
5.25% 1/15/26	22,000	24,115
Select Income REIT:
4.15% 2/1/22	2,117,000	2,124,643
4.5% 2/1/25	3,695,000	3,714,839
Senior Housing Properties Trust:
4.75% 5/1/24	12,480,000	11,421,943
4.75% 2/15/28	5,067,000	4,411,594
6.75% 12/15/21	2,090,000	2,107,599
9.75% 6/15/25	2,000,000	2,207,500
SITE Centers Corp. 3.625% 2/1/25	114,000	116,469
Uniti Group, Inc. 7.875% 2/15/25 (d)	1,000,000	1,052,500
VEREIT Operating Partnership LP:
3.1% 12/15/29	1,000,000	1,011,111
4.875% 6/1/26	1,593,000	1,777,572
VICI Properties, Inc.:
4.125% 8/15/30 (d)	975,000	986,700
4.625% 12/1/29 (d)	1,095,000	1,152,488
WP Carey, Inc.:
4% 2/1/25	422,000	453,193
4.25% 10/1/26	459,000	515,814
		81,575,625
Real Estate Management & Development - 4.1%
DTZ U.S. Borrower LLC 6.75% 5/15/28 (d)	875,000	936,250
Forestar Group, Inc. 8% 4/15/24 (d)	2,784,000	2,986,842
Greystar Real Estate Partners 5.75% 12/1/25 (d)	3,430,000	3,455,725
Howard Hughes Corp. 5.375% 3/15/25 (d)	7,940,000	8,019,956
Kennedy-Wilson, Inc. 5.875% 4/1/24	10,281,000	10,319,554
Mack-Cali Realty LP:
3.15% 5/15/23	5,000	4,488
4.5% 4/18/22	91,000	88,443
Mattamy Group Corp.:
4.625% 3/1/30 (d)	2,735,000	2,776,025
5.25% 12/15/27 (d)	2,855,000	2,962,063
Mid-America Apartments LP:
3.75% 6/15/24	356,000	387,259
4.3% 10/15/23	765,000	837,397
Taylor Morrison Communities, Inc./Monarch Communities, Inc.:
5.625% 3/1/24 (d)	806,000	858,390
5.875% 1/31/25 (d)	443,000	456,290
5.875% 6/15/27 (d)	202,000	223,210
6% 9/1/23 (d)	13,000	13,390
6.625% 7/15/27 (d)	1,427,000	1,555,430
Washington Prime Group LP 6.45% 8/15/24	5,316,000	2,086,530
		37,967,242
TOTAL REAL ESTATE		119,542,867

TOTAL NONCONVERTIBLE BONDS		176,580,150

TOTAL CORPORATE BONDS
(Cost $258,292,214)		246,149,648

Asset-Backed Securities - 3.2%
American Homes 4 Rent:
Series 2014-SFR3 Class E, 6.418% 12/17/36 (d)	1,841,000	2,060,930
Series 2015-SFR2:
Class E, 6.07% 10/17/52 (d)	1,624,000	1,824,964
Class XS, 0% 10/17/52 (b)(d)(e)(f)	918,691	9
Conseco Finance Securitizations Corp.:
Series 2002-1 Class M2, 9.546% 12/1/33	1,216,000	1,256,819
Series 2002-2 Class M2, 9.163% 3/1/33	1,622,778	1,527,419
Deutsche Financial Capital Securitization LLC Series 1997-I Class M, 7.275% 9/15/27	15,082	15,057
GPMT Ltd. Series 2019-FL2 Class D, 1 month U.S. LIBOR + 2.950% 3.1299% 2/22/36 (b)(c)(d)	358,000	330,069
Green Tree Financial Corp.:
Series 1996-4 Class M1, 7.75% 6/15/27 (b)	6,471	6,516
Series 1997-3 Class M1, 7.53% 3/15/28	46,873	47,329
Home Partners of America Credit Trust Series 2017-1 Class F, 1 month U.S. LIBOR + 3.530% 3.7199% 7/17/34 (b)(c)(d)	2,115,000	2,109,683
Home Partners of America Trust Series 2018-1 Class F, 1 month U.S. LIBOR + 2.350% 2.5309% 7/17/37 (b)(c)(d)	604,000	578,536
Invitation Homes Trust Series 2018-SFR2 Class F, 1 month U.S. LIBOR + 2.250% 2.6% 6/17/37 (b)(c)(d)	464,691	445,050
Kref Ltd. Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.550% 2.7309% 6/15/36 (b)(c)(d)	440,000	411,179
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class M2, 7.17% 4/15/40	2,093,941	1,727,659
Progress Residential Trust:
Series 2017-SFR1 Class F, 5.35% 8/17/34 (d)	526,000	539,060
Series 2017-SFR2 Class F, 4.836% 12/17/34 (d)	783,000	776,156
Series 2018-SFR2 Class F, 4.953% 8/17/35 (d)	892,000	896,676
Series 2018-SFR3 Class F, 5.368% 10/17/35 (d)	588,000	603,783
Series 2019-SFR4 Class F, 3.684% 10/17/36 (d)	1,000,000	971,510
Series 2020-SFR1 Class H, 5.268% 4/17/37 (d)	588,000	561,375
Starwood Waypoint Homes Trust Series 2017-1:
Class E, 1 month U.S. LIBOR + 2.600% 2.7748% 1/17/35 (b)(c)(d)	994,000	982,084
Class F, 1 month U.S. LIBOR + 3.400% 3.5748% 1/17/35 (b)(c)(d)	2,274,000	2,249,695
Tricon American Homes:
Series 2016-SFR1 Class F, 5.769% 11/17/33 (d)	3,956,000	3,915,753
Series 2017-SFR1 Class F, 5.151% 9/17/34 (d)	1,632,000	1,666,794
Series 2017-SFR2 Class F, 5.104% 1/17/36 (d)	628,000	651,717
Series 2018-SFR1 Class F, 4.96% 5/17/37 (d)	1,386,000	1,403,992
VB-S1 Issuer LLC Series 2018-1A Class F, 5.25% 2/15/48 (d)	2,044,000	2,084,469
TOTAL ASSET-BACKED SECURITIES
(Cost $29,346,681)		29,644,283

Commercial Mortgage Securities - 18.6%
BANK:
Series 2017-BNK4 Class D, 3.357% 5/15/50 (d)	625,000	430,868
Series 2017-BNK8 Class E, 2.8% 11/15/50 (d)	1,848,000	1,032,243
Series 2018-BN12 Class D, 3% 5/15/61 (d)	318,000	206,659
Series 2019-BN21 Class F, 2.6818% 10/17/52 (d)	1,953,000	867,718
Barclays Commercial Mortgage Securities LLC Series 2015-STP:
Class E, 4.2844% 9/10/28 (b)(d)	1,626,000	1,614,453
Class F, 4.2844% 9/10/28 (b)(d)	800,000	793,883
Benchmark Mortgage Trust:
sequential payer Series 2019-B14:
Class 225D, 3.2943% 12/15/62 (b)(d)	573,000	530,812
Class 225E, 3.2943% 12/15/62 (b)(d)	859,000	749,257
Series 2020-B18 Class AGNG, 4.534% 7/15/53 (d)	2,058,000	1,838,852
BX Commercial Mortgage Trust:
floater:
Series 2018-BIOA Class F, 1 month U.S. LIBOR + 2.470% 2.6458% 3/15/37 (b)(c)(d)	2,000,000	1,916,196
Series 2019-CALM Class E, 1 month U.S. LIBOR + 2.000% 2.1748% 11/25/32 (b)(c)(d)	1,071,000	1,019,043
Series 2020-BXLP Class G, 1 month U.S. LIBOR + 2.500% 2.6748% 12/15/36 (b)(c)(d)	986,097	952,019
Series 2020-VIVA:
Class D, 3.667% 3/9/44 (b)(d)	1,505,000	1,371,826
Class E, 3.667% 3/9/44 (b)(d)	968,000	814,134
BX Trust:
floater:
Series 2018-IND:
Class G, 1 month U.S. LIBOR + 2.050% 2.2248% 11/15/35 (b)(c)(d)	1,190,700	1,172,763
Class H, 1 month U.S. LIBOR + 3.000% 3.1748% 11/15/35 (b)(c)(d)	1,157,800	1,124,046
Series 2019-IMC Class G, 1 month U.S. LIBOR + 3.600% 3.7748% 4/15/34 (b)(c)(d)	819,000	614,289
Series 2019-XL Class J, 1 month U.S. LIBOR + 2.650% 2.8248% 10/15/36 (b)(c)(d)	1,778,984	1,731,425
Series 2019-OC11 Class E, 4.0755% 12/9/41 (b)(d)	4,330,000	3,913,729
CALI Mortgage Trust Series 2019-101C Class F, 4.3244% 3/10/39 (b)(d)	651,000	588,131
CAMB Commercial Mortgage Trust floater Series 2019-LIFE Class G, 1 month U.S. LIBOR + 3.250% 3.4248% 12/15/37 (b)(c)(d)	1,021,000	963,948
CD Mortgage Trust Series 2017-CD3 Class D, 3.25% 2/10/50 (d)	2,226,000	1,619,573
CGMS Commercial Mortgage Trust Series 2017-MDRB:
Class D, 1 month U.S. LIBOR + 3.250% 3.4248% 7/15/30 (b)(c)(d)	69,000	62,498
Class E, 1 month U.S. LIBOR + 3.870% 4.0463% 7/15/30 (b)(c)(d)	1,229,000	1,040,749
CHC Commercial Mortgage Trust floater Series 2019-CHC Class F, 1 month U.S. LIBOR + 2.600% 2.783% 6/15/34 (b)(c)(d)	995,703	770,960
Citigroup Commercial Mortgage Trust:
Series 2013-GC15 Class D, 5.2129% 9/10/46 (b)(d)	2,496,000	2,266,910
Series 2016-C3 Class D, 3% 11/15/49 (d)	2,990,000	1,801,612
COMM Mortgage Trust:
floater Series 2018-HCLV:
Class F, 1 month U.S. LIBOR + 3.050% 3.2248% 9/15/33 (b)(c)(d)	735,000	551,434
Class G, 1 month U.S. LIBOR + 5.050% 5.2311% 9/15/33 (b)(c)(d)	735,000	533,310
sequential payer Series 2013-LC6 Class E, 3.5% 1/10/46 (d)	1,299,000	770,726
Series 2012-CR1:
Class C, 5.3196% 5/15/45 (b)	3,011,000	2,358,614
Class D, 5.3196% 5/15/45 (b)(d)	1,917,000	1,263,696
Class G, 2.462% 5/15/45 (d)(f)	1,133,000	150,856
Series 2012-LC4 Class C, 5.536% 12/10/44 (b)	802,000	599,559
Series 2013-CR10 Class D, 4.7894% 8/10/46 (b)(d)	1,756,000	1,610,653
Series 2013-CR12 Class D, 5.0713% 10/10/46 (b)(d)	1,262,000	731,382
Series 2013-LC6 Class D, 4.3181% 1/10/46 (b)(d)	2,732,000	1,864,609
Series 2014-UBS2 Class D, 5.0026% 3/10/47 (b)(d)	537,000	372,540
Series 2017-CD4 Class D, 3.3% 5/10/50 (d)	1,192,000	969,063
Series 2019-CD4 Class C, 4.349% 5/10/50 (b)	1,006,000	973,735
COMM Mortgage Trust pass-thru certificates Series 2005-LP5 Class F, 7.2048% 5/10/43 (b)(d)	153,956	153,855
COMM Trust Series 2017-COR2 Class D, 3% 9/10/50 (d)	31,000	22,720
Commercial Mortgage Trust pass-thru certificates Series 2012-CR2:
Class D, 4.8308% 8/15/45 (b)(d)	836,000	700,621
Class F, 4.25% 8/15/45 (d)	783,000	374,023
Credit Suisse Mortgage Trust floater:
Series 2019-ICE4 Class F, 1 month U.S. LIBOR + 2.650% 2.8248% 5/15/36 (b)(c)(d)	3,233,000	3,123,494
Series 2019-SKLZ Class D, 1 month U.S. LIBOR + 3.600% 3.7748% 1/15/34 (b)(c)(d)	1,430,000	1,328,186
CSAIL Commercial Mortgage Trust:
Series 2017-C8 Class D, 4.4701% 6/15/50 (d)	1,766,000	1,429,652
Series 2017-CX10 Class UESD, 4.2366% 10/15/32 (b)(d)	1,287,000	1,177,116
Series 2017-CX9 Class D, 4.1508% 9/15/50 (b)(d)	461,000	306,773
DBCCRE Mortgage Trust Series 2014-ARCP Class E, 4.9345% 1/10/34 (b)(d)	2,168,000	1,999,764
DBGS Mortgage Trust Series 2018-C1 Class C, 4.6362% 10/15/51 (b)	1,000,000	1,001,103
DBUBS Mortgage Trust:
Series 2011-LC1A:
Class E, 5.6866% 11/10/46 (b)(d)	2,902,000	2,815,452
Class G, 4.652% 11/10/46 (d)	2,778,000	2,553,785
Series 2011-LC3A Class D, 5.3349% 8/10/44 (b)(d)(f)	728,000	477,556
Freddie Mac pass-thru certificates:
Series K011 Class X3, 2.5736% 12/25/43 (b)(e)	5,084,000	10,818
Series K012 Class X3, 2.249% 1/25/41 (b)(e)	3,032,079	10,890
Series K013 Class X3, 2.8137% 1/25/43 (b)(e)	4,967,000	25,030
GPMT Ltd. floater Series 2018-FL1 Class D, 1 month U.S. LIBOR + 2.950% 3.1299% 11/21/35 (b)(c)(d)	1,500,000	1,372,500
GS Mortgage Securities Trust:
floater Series 2018-RIVR Class G, 1 month U.S. LIBOR + 2.600% 2.7748% 7/15/35 (b)(c)(d)	669,000	505,338
Series 2010-C2 Class D, 5.1787% 12/10/43 (b)(d)	2,000,000	1,976,904
Series 2011-GC5:
Class C, 5.3885% 8/10/44 (b)(d)	101,000	91,033
Class D, 5.3885% 8/10/44 (b)(d)	759,236	576,552
Class E, 5.3885% 8/10/44 (b)(d)	848,000	576,469
Class F, 4.5% 8/10/44 (d)	677,000	368,974
Series 2012-GC6:
Class C, 5.6508% 1/10/45 (b)(d)	2,440,000	2,037,926
Class D, 5.6508% 1/10/45 (b)(d)	1,891,000	1,237,635
Class E, 5% 1/10/45 (b)(d)	2,889,000	1,612,535
Series 2012-GCJ7 Class D, 5.7041% 5/10/45 (b)(d)	3,539,000	3,033,657
Series 2012-GCJ9:
Class D, 4.7403% 11/10/45 (b)(d)	1,569,000	1,378,867
Class E, 4.7403% 11/10/45 (b)(d)	355,000	254,824
Series 2013-GC14 Class D, 4.7441% 8/10/46 (b)(d)	339,000	251,950
Series 2013-GC16:
Class D, 5.3107% 11/10/46 (b)(d)	3,292,000	2,861,725
Class F, 3.5% 11/10/46 (d)	1,510,000	937,870
Series 2016-GS2 Class D, 2.753% 5/10/49 (d)	1,964,000	1,354,364
Series 2016-REMZ Class MZB, 7.727% 2/10/21 (d)	5,857,000	5,668,210
Series 2016-RENT:
Class E, 4.0667% 2/10/29 (b)(d)	2,614,000	2,571,209
Class F, 4.0667% 2/10/29 (b)(d)	4,029,000	3,887,383
Hilton U.S.A. Trust:
Series 2016-HHV Class F, 4.1935% 11/5/38 (b)(d)	1,460,000	1,257,631
Series 2016-SFP Class F, 6.1552% 11/5/35 (d)	4,557,000	4,371,192
IMT Trust Series 2017-APTS:
Class EFX, 3.4966% 6/15/34 (b)(d)	1,693,000	1,489,273
Class FFL, 1 month U.S. LIBOR + 2.850% 3.0248% 6/15/34 (b)(c)(d)	600,089	506,607
Independence Plaza Trust Series 2018-INDP Class E, 4.996% 7/10/35 (d)	504,000	483,768
Invitation Homes Trust floater:
Series 2018-SFR3 Class F, 1 month U.S. LIBOR + 2.250% 2.5% 7/17/37 (b)(c)(d)	383,894	367,668
Series 2018-SFR4 Class F, 1 month U.S. LIBOR + 2.200% 2.3809% 1/17/38 (b)(c)(d)	590,000	561,695
JP Morgan Chase Commercial Mortgage Securities Trust floater Series 2018-LAQ:
Class C, 1 month U.S. LIBOR + 1.600% 1.7748% 6/15/32 (b)(c)(d)	1,626,434	1,495,923
Class E, 1 month U.S. LIBOR + 3.000% 3.35% 6/15/35 (b)(c)(d)	15,451	13,824
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C23 Class UH5, 4.7094% 9/15/47 (d)	1,624,000	1,408,207
Series 2014-C26 Class D, 3.8809% 1/15/48 (b)(d)	602,000	521,311
JPMCC Commercial Mortgage Securities Trust Series 2016-JP4 Class D, 3.4224% 12/15/49 (b)(d)	1,924,000	1,350,882
JPMDB Commercial Mortgage Securities Trust:
Series 2016-C4 Class D, 3.0889% 12/15/49 (b)(d)	1,308,000	831,581
Series 2018-C8 Class D, 3.2439% 6/15/51 (b)(d)	302,000	205,280
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX:
Class C, 5.1317% 6/15/45 (b)	1,291,000	1,176,925
Class E, 5.1317% 6/15/45 (b)(d)	1,078,000	740,705
Class G 4% 6/15/45 (d)	805,000	287,088
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2011-C3:
Class E, 5.6691% 2/15/46 (b)(d)	3,467,000	1,309,330
Class G, 4.409% 2/15/46 (b)(d)	1,680,000	381,637
Class H, 4.409% 2/15/46 (b)(d)(f)	1,320,000	132,000
Series 2011-C4 Class E, 5.4806% 7/15/46 (b)(d)	1,390,000	1,316,933
Series 2013-LC11:
Class D, 4.1673% 4/15/46 (b)	1,316,000	856,241
Class F, 3.25% 4/15/46 (b)(d)	482,000	210,865
Series 2014-DSTY Class E, 3.8046% 6/10/27 (b)(d)(f)	924,000	18,653
Series 2018-AON Class F, 4.6132% 7/5/31 (b)(d)	961,000	928,341
Morgan Stanley BAML Trust:
Series 2012-C6 Class D, 4.6067% 11/15/45 (b)(d)	2,000,000	1,710,933
Series 2012-C6, Class F, 4.6067% 11/15/45 (b)(d)	1,000,000	519,651
Series 2013-C12 Class D, 4.7632% 10/15/46 (b)(d)	1,500,000	1,171,286
Series 2013-C13:
Class D, 4.9037% 11/15/46 (b)(d)	2,994,000	2,326,715
Class E, 4.9037% 11/15/46 (b)(d)	659,000	423,677
Series 2013-C7:
Class D, 4.2372% 2/15/46 (b)(d)	764,000	466,018
Class E, 4.2372% 2/15/46 (b)(d)(f)	1,501,000	870,524
Series 2013-C9 Class C, 4.0335% 5/15/46 (b)	625,000	615,265
Series 2016-C30 Class D, 3% 9/15/49 (d)	522,000	292,298
Series 2016-C31 Class D, 3% 11/15/49 (b)(d)	1,517,000	864,227
Morgan Stanley Capital I Trust:
floater Series 2019-AGLN:
Class F, 1 month U.S. LIBOR + 2.600% 2.7748% 3/15/34 (b)(c)(d)	45,000	35,597
Class G, 1 month U.S. LIBOR + 3.150% 3.3248% 3/15/34 (b)(c)(d)	1,054,000	831,000
sequential payer Series 2011-C1 Class G, 4.193% 9/15/47 (d)	1,500,000	1,352,204
Series 1998-CF1 Class G, 7.35% 7/15/32 (b)(d)	90,000	91,773
Series 2011-C2:
Class D, 5.4782% 6/15/44 (b)(d)	2,382,000	1,646,984
Class E, 5.4782% 6/15/44 (b)(d)	520,000	314,561
Class F, 5.4782% 6/15/44 (b)(d)	1,467,000	667,308
Class XB, 0.3249% 6/15/44 (b)(d)(e)	45,156,633	364,775
Series 2011-C3:
Class C, 5.2444% 7/15/49 (b)(d)	2,446,000	2,204,205
Class D, 5.2444% 7/15/49 (b)(d)	83,000	68,859
Class E, 5.2444% 7/15/49 (b)(d)	652,000	432,250
Class F, 5.2444% 7/15/49 (b)(d)	636,000	310,018
Class G, 5.2444% 7/15/49 (b)(d)	979,600	407,912
Series 2012-C4 Class D, 5.4189% 3/15/45 (b)(d)	1,640,000	932,927
Series 2015-MS1 Class D, 4.0312% 5/15/48(b)(d)	2,045,000	1,604,093
Series 2015-UBS8 Class D, 3.18% 12/15/48 (d)	1,043,000	706,097
Series 2016-BNK2 Class C, 3% 11/15/49 (d)	2,346,000	1,660,289
Motel 6 Trust floater:
Series 2017-M6MZ, Class M, 1 month U.S. LIBOR + 6.920% 7.1013% 8/15/24 (b)(c)(d)	869,480	676,191
Series 2017-MTL6 Class C, 1 month U.S. LIBOR + 1.400% 1.5748% 8/15/34 (b)(c)(d)	751,091	719,167
Series 2017-MTL6, Class F, 1 month U.S. LIBOR + 4.250% 4.4248% 8/15/34 (b)(c)(d)	1,990,071	1,790,408
MSCCG Trust:
floater Series 2018-SELF Class E, 1 month U.S. LIBOR + 2.150% 2.3248% 10/15/37 (b)(c)(d)	939,000	885,897
Series 2016-SNR:
Class D, 6.55% 11/15/34 (d)	2,588,146	2,542,837
Class E, 6.8087% 11/15/34 (d)	1,854,700	1,695,576
MSJP Commercial Securities Mortgage Trust Series 2015-HAUL Class E, 4.851% 9/5/47 (b)(d)	1,000,000	790,253
Natixis Commercial Mortgage Securities Trust:
floater Series 2018-FL1:
Class WAN1, 1 month U.S. LIBOR + 2.750% 2.935% 6/15/35 (b)(c)(d)	315,000	283,843
Class WAN2, 1 month U.S. LIBOR + 3.750% 3.935% 6/15/35 (b)(c)(d)	113,725	102,100
Series 2019-1776 Class F, 4.2988% 10/15/36 (d)	1,894,500	1,752,123
Progress Residential Trust Series 2019-SFR3 Class F, 3.867% 9/17/36 (d)	1,000,000	980,787
Providence Place Group Ltd. Partnership Series 2000-C1 Class A2, 7.75% 7/20/28 (d)	1,009,386	1,186,785
ReadyCap Commercial Mortgage Trust floater Series 2019-FL3 Class D, 1 month U.S. LIBOR + 2.900% 3.0716% 3/25/34 (b)(c)(d)	599,000	513,988
SG Commercial Mortgage Securities Trust Series 2019-PREZ Class F, 3.5929% 9/15/39 (b)(d)	2,000,000	1,727,979
UBS Commercial Mortgage Trust Series 2012-C1:
Class D, 5.569% 5/10/45 (b)(d)	492,000	356,344
Class E, 5% 5/10/45 (b)(d)	1,236,000	682,496
Class F, 5% 5/10/45 (b)(d)(f)	399,000	80,724
UBS-BAMLL Trust Series 12-WRM Class D, 4.238% 6/10/30 (b)(d)(f)	1,817,000	869,431
UBS-Citigroup Commercial Mortgage Trust Series 2011-C1 Class B, 6.0503% 1/10/45 (b)(d)	34,000	34,785
Wells Fargo Commercial Mortgage Trust:
Series 2012-LC5:
Class D, 4.7591% 10/15/45 (b)(d)	637,000	626,392
Class E, 4.7591% 10/15/45 (b)(d)	1,539,000	1,263,660
Class F, 4.7591% 10/15/45 (b)(d)	774,000	503,894
Series 2016-BNK1 Class D, 3% 8/15/49 (d)	1,260,000	684,690
Series 2016-C35 Class D, 3.142% 7/15/48 (d)	2,512,000	1,691,596
Series 2016-NXS6 Class D, 3.059% 11/15/49 (d)	963,000	646,435
WF-RBS Commercial Mortgage Trust:
sequential payer Series 2011-C4I Class G, 5% 6/15/44 (f)	45,000	7,425
Series 2011-C3:
Class C, 5.335% 3/15/44 (d)	2,155,000	2,093,195
Class D, 5.6804% 3/15/44 (b)(d)	3,352,000	1,561,630
Class E, 5% 3/15/44 (d)	34,000	9,084
Series 2011-C5:
Class C, 5.6559% 11/15/44 (b)(d)	1,250,000	1,253,395
Class E, 5.6559% 11/15/44 (b)(d)	903,000	724,342
Class F, 5.25% 11/15/44 (b)(d)	2,000,000	1,348,024
Class G, 5.25% 11/15/44 (b)(d)	1,000,000	633,903
Series 2012-C7 Class D, 4.8113% 6/15/45 (b)(d)	620,000	342,307
Series 2012-C8 Class E, 4.8839% 8/15/45 (b)(d)	557,000	470,136
Series 2013-C11:
Class D, 4.2565% 3/15/45 (b)(d)	65,000	55,900
Class E, 4.2565% 3/15/45 (b)(d)	53,000	38,200
Series 2013-C13 Class D, 4.14% 5/15/45 (b)(d)	45,000	40,433
Series 2013-C16 Class D, 5.0208% 9/15/46 (b)(d)	715,000	421,122
Series 2013-UBS1 Class D, 4.7365% 3/15/46 (b)(d)	910,000	792,657
WP Glimcher Mall Trust Series 2015-WPG:
Class PR1, 3.516% 6/5/35 (b)(d)	1,168,000	892,293
Class PR2, 3.516% 6/5/35 (b)(d)	459,000	342,982
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $200,745,335)		173,855,951

Bank Loan Obligations - 4.8%
COMMUNICATION SERVICES - 0.4%
Wireless Telecommunication Services - 0.4%
SBA Senior Finance II, LLC Tranche B, term loan 3 month U.S. LIBOR + 1.750% 1.92% 4/11/25 (b)(c)(g)	3,704,876	3,589,951
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.1%
Airbnb, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 7.500% 8.5% 4/17/25 (b)(c)(g)	465,000	487,088
Hotels, Restaurants & Leisure - 0.5%
Caesars Resort Collection LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9111% 12/22/24 (b)(c)(g)	840,637	772,125
LTF Merger Sub, Inc. Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 6/10/22 (b)(c)(g)	725,419	652,638
Playa Resorts Holding BV Tranche B, term loan 3 month U.S. LIBOR + 2.750% 3.75% 4/27/24 (b)(c)(g)	4,008,674	3,415,150
		4,839,913

TOTAL CONSUMER DISCRETIONARY		5,327,001

ENERGY - 0.5%
Energy Equipment & Services - 0.1%
Kestrel Acquisition LLC Tranche B, term loan 3 month U.S. LIBOR + 4.250% 5.25% 6/1/25 (b)(c)(g)	1,470,000	1,289,925
Oil, Gas & Consumable Fuels - 0.4%
Hamilton Projs. Acquiror LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.750% 5.75% 6/17/27 (b)(c)(g)	3,360,000	3,340,042

TOTAL ENERGY		4,629,967

FINANCIALS - 0.7%
Capital Markets - 0.1%
Blackstone CQP Holdco LP Tranche B, term loan 3 month U.S. LIBOR + 3.500% 3.8064% 9/30/24 (b)(c)(g)	992,481	963,739
Diversified Financial Services - 0.5%
Agellan Portfolio 9% 8/7/25 (b)(f)(g)	1,217,000	1,217,000
Veritas-B Junior Mezz C LLC 10.48% 2/6/21 (b)(f)(g)	3,629,000	3,566,944
		4,783,944
Thrifts & Mortgage Finance - 0.1%
Ocwen Loan Servicing LLC Tranche B, term loan 3 month U.S. LIBOR + 6.000% 7% 5/15/22 (b)(c)(g)	907,808	882,090

TOTAL FINANCIALS		6,629,773

INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.4%
Lineage Logistics Holdings, LLC. Tranche B, term loan 3 month U.S. LIBOR + 3.000% 4% 2/27/25 (b)(c)(g)	3,391,806	3,328,209
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.1%
Compass Power Generation LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/20/24 (b)(c)(g)	927,886	889,842
REAL ESTATE - 2.1%
Equity Real Estate Investment Trusts (REITs) - 0.9%
CoreCivic, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 4.500% 5.5% 12/18/24 (b)(c)(g)	381,005	373,385
ESH Hospitality, Inc. 1LN, term loan 3 month U.S. LIBOR + 2.000% 2.1611% 9/18/26 (b)(c)(g)	1,356,403	1,307,654
Invitation Homes Operating Par Tranche B, term loan 3 month U.S. LIBOR + 1.700% 1.8663% 2/6/22 (b)(c)(g)	5,332,000	5,145,380
iStar Financial, Inc. Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9198% 6/28/23 (b)(c)(g)	2,003,869	1,948,762
		8,775,181
Real Estate Management & Development - 1.2%
Aragon Junior Mezzanine 1 month U.S. LIBOR + 6.000% 7.25% 1/15/25 (b)(c)(f)(g)	1,500,000	1,492,500
DTZ U.S. Borrower LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 2.750% 2.9111% 8/21/25 (b)(c)(g)	4,736,040	4,516,999
Lightstone Holdco LLC:
Tranche B 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (b)(c)(g)	1,856,919	1,571,418
Tranche C 1LN, term loan 3 month U.S. LIBOR + 3.750% 4.75% 1/30/24 (b)(c)(g)	104,733	88,630
VICI Properties, LLC Tranche B 1LN, term loan 3 month U.S. LIBOR + 1.750% 1.9256% 12/22/24 (b)(c)(g)	3,765,000	3,613,534
		11,283,081

TOTAL REAL ESTATE		20,058,262

UTILITIES - 0.0%
Electric Utilities - 0.0%
Southeast Powergen LLC Tranche B, term loan 3 month U.S. LIBOR + 3.500% 4.5% 12/2/21 (b)(c)(g)	248,874	226,476
TOTAL BANK LOAN OBLIGATIONS
(Cost $46,652,166)		44,679,481
	Shares	Value

Money Market Funds - 3.6%
Fidelity Cash Central Fund 0.14% (h)
(Cost $33,914,070)	33,910,913	33,921,087
TOTAL INVESTMENT IN SECURITIES - 99.3%
(Cost $985,687,362)		928,849,768
NET OTHER ASSETS (LIABILITIES) - 0.7%		6,204,471
NET ASSETS - 100%		$935,054,239

Percentages shown as 0.0% in the Schedule of Investments may reflect amounts less than 0.05%.

Legend

 (a) Non-income producing

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $270,393,343 or 28.9% of net assets.

 (e) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (f) Level 3 security

 (g) Remaining maturities of bank loan obligations may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$519,749
Total	$519,749

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Energy	$4,186,658	$4,186,658	$--	$--
Financials	189,075,943	179,901,763	9,174,180	--
Industrials	947,274	947,274	--	--
Real Estate	205,769,534	195,374,972	10,394,562	--
Utilities	619,909	619,909	--	--
Corporate Bonds	246,149,648	--	246,149,648	--
Asset-Backed Securities	29,644,283	--	29,644,274	9
Commercial Mortgage Securities	173,855,951	--	171,248,782	2,607,169
Bank Loan Obligations	44,679,481	--	38,403,037	6,276,444
Money Market Funds	33,921,087	33,921,087	--	--
Total Investments in Securities:	$928,849,768	$414,951,663	$505,014,483	$8,883,622

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$6,549,947
Net Realized Gain (Loss) on Investment Securities	--
Net Unrealized Gain (Loss) on Investment Securities	(3,947,964)
Cost of Purchases	4,831,113
Proceeds of Sales	--
Amortization/Accretion	(107,732)
Transfers into Level 3	6,433,258
Transfers out of Level 3	(4,875,000)
Ending Balance	$8,883,622
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(3,947,964)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation{s} are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

The composition of credit quality ratings as a percentage of Total Net Assets is as follows (Unaudited):

U.S. Government and U.S. Government Agency Obligations	0.0%
AAA,AA,A	1.5%
BBB	6.9%
BB	13.6%
B	10.8%
CCC,CC,C	2.9%
Not Rated	17.2%
Equities	42.8%
Short-Term Investments and Net Other Assets	4.3%
100.0%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $951,773,292)	$894,928,681
Fidelity Central Funds (cost $33,914,070)	33,921,087
Total Investment in Securities (cost $985,687,362)		$928,849,768
Cash		1,847,905
Receivable for investments sold		1,099,688
Receivable for fund shares sold		439,417
Dividends receivable		507,504
Interest receivable		5,370,924
Distributions receivable from Fidelity Central Funds		4,456
Other receivables		51
Total assets		938,119,713
Liabilities
Payable for investments purchased	$2,390,762
Payable for fund shares redeemed	667,887
Other payables and accrued expenses	6,825
Total liabilities		3,065,474
Net Assets		$935,054,239
Net Assets consist of:
Paid in capital		$983,545,987
Total accumulated earnings (loss)		(48,491,748)
Net Assets		$935,054,239
Net Asset Value, offering price and redemption price per share ($935,054,239 ÷ 94,111,567 shares)		$9.94

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$19,472,026
Interest		32,260,950
Income from Fidelity Central Funds		519,749
Total income		52,252,725
Expenses
Custodian fees and expenses	$23,317
Independent trustees' fees and expenses	6,168
Commitment fee	2,395
Miscellaneous	62
Total expenses before reductions	31,942
Expense reductions	(9,100)
Total expenses after reductions		22,842
Net investment income (loss)		52,229,883
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,921,865
Fidelity Central Funds	(204)
Foreign currency transactions	213
Total net realized gain (loss)		1,921,874
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(117,279,811)
Fidelity Central Funds	3,391
Total change in net unrealized appreciation (depreciation)		(117,276,420)
Net gain (loss)		(115,354,546)
Net increase (decrease) in net assets resulting from operations		$(63,124,663)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,229,883	$52,395,103
Net realized gain (loss)	1,921,874	10,804,891
Change in net unrealized appreciation (depreciation)	(117,276,420)	25,145,397
Net increase (decrease) in net assets resulting from operations	(63,124,663)	88,345,391
Distributions to shareholders	(61,647,911)	(66,053,733)
Share transactions
Proceeds from sales of shares	145,680,876	67,097,399
Reinvestment of distributions	61,647,911	66,053,733
Cost of shares redeemed	(119,143,355)	(91,189,244)
Net increase (decrease) in net assets resulting from share transactions	88,185,432	41,961,888
Total increase (decrease) in net assets	(36,587,142)	64,253,546
Net Assets
Beginning of period	971,641,381	907,387,835
End of period	$935,054,239	$971,641,381
Other Information
Shares
Sold	13,247,736	6,193,639
Issued in reinvestment of distributions	5,716,683	6,181,072
Redeemed	(11,515,197)	(8,439,782)
Net increase (decrease)	7,449,222	3,934,929

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Real Estate Income Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$11.21	$10.97	$11.34	$11.43	$11.13
Income from Investment Operations
Net investment income (loss)A	.56	.61	.59	.55	.52
Net realized and unrealized gain (loss)	(1.16)	.42	(.20)	.06	.42
Total from investment operations	(.60)	1.03	.39	.61	.94
Distributions from net investment income	(.55)	(.62)	(.60)	(.52)	(.53)
Distributions from net realized gain	(.12)	(.17)	(.16)	(.18)	(.11)
Total distributions	(.67)	(.79)	(.76)	(.70)	(.64)
Net asset value, end of period	$9.94	$11.21	$10.97	$11.34	$11.43
Total ReturnB	(5.68)%	9.91%	3.61%	5.65%	8.93%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	.63%	.77%
Expenses net of fee waivers, if any	- %E	- %E	- %E	.63%	.77%
Expenses net of all reductions	- %E	- %E	- %E	.63%	.77%
Net investment income (loss)	5.36%	5.67%	5.36%	4.89%	4.81%
Supplemental Data
Net assets, end of period (000 omitted)	$935,054	$971,641	$907,388	$423,538	$411,102
Portfolio turnover rateF	25%G	16%	27%	24%	24%

 A Calculated based on average shares outstanding during the period.

 B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 C Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 E Amount represents less than .005%.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Series Real Estate Income Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds and bank loan obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities and commercial mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Independent prices obtained from a single source or broker are evaluated by management and may be categorized as Level 3 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to Equity-debt classifications, certain conversion ratio, foreign currency transactions, partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$56,652,610
Gross unrealized depreciation	(118,091,348)
Net unrealized appreciation (depreciation)	$(61,438,738)
Tax Cost	$990,288,506

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$10,572,058
Undistributed long-term capital gain	$4,053,530
Net unrealized appreciation (depreciation) on securities and other investments	$(61,438,738)

The Fund intends to elect to defer to its next fiscal year $1,594,057 of capital losses recognized during the period November 1, 2019 to July 31, 2020.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$52,030,276	$ 53,148,092
Long-term Capital Gains	9,617,635	12,905,641
Total	$61,647,911	$ 66,053,733

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The Fund invests in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the Fund to supply additional cash to the borrower on demand. Loans may be acquired through assignment or participation. The Fund did not have any unfunded loan commitments, which are contractual obligations for future funding, at period end.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Real Estate Income Fund	269,887,920	232,296,205

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Real Estate Income Fund	$2,387

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, including accrued interest, and cash valued at $71,229,507 in exchange for 6,309,079 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Real Estate Income Fund	$2,395

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $9,100.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

9. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Real Estate Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Real Estate Income Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 10, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Series Real Estate Income Fund	- %-C
Actual		$1,000.00	$894.70	$--D
Hypothetical-E		$1,000.00	$1,024.86	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Real Estate Income Fund voted to pay on September 8, 2020, to shareholders of record at the opening of business on September 4, 2020, a distribution of $0.045 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.145 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $6,297,432, or, if subsequently determined to be different, the net capital gain of such year.

A total of 0.22% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates 1%, 3%, 7%, and 7% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 1%, 3%, 7%, and 7% of the dividends distributed in September, December, March, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 17% and 38% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	838,939,956.860	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	838,939,956.860	100.000
Proposal 1 reflects trust wide proposal and voting results.

SRE-ANN-0920
1.924310.108

Fidelity® Series Blue Chip Growth Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Blue Chip Growth Fund	39.00%	18.98%	18.98%

 A From November 7, 2013

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Blue Chip Growth Fund on November 7, 2013, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$32,221	Fidelity® Series Blue Chip Growth Fund
$28,232	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2020, the fund gained 39%, outperforming the 29.84% result of the benchmark Russell 1000 Growth Index. Top contributors to performance versus the benchmark were security selection – especially in information technology and communication services – and an overweighting in consumer discretionary. The fund's top individual relative contributor was an overweighting in Tesla, which gained about 489% the past 12 months. We decreased our stake in this company by period end. Also adding value was our outsized stake in Nvidia, which gained roughly 153%. Nvidia was among our larger holdings for the 12 months, on average. The fund's non-benchmark stake in Shopify gained 222%. Conversely, the primary detractor from performance versus the benchmark was stock picks in the consumer staples sector, primarily within the food, beverage & tobacco industry. Weak picks in the industrials sector, especially within the transportation industry, also hindered relative performance, as did an underweighting in information technology. Our non-benchmark stake in JUUL Labs was the fund's biggest individual relative detractor, due to its -65% result. Also hindering performance was our out-of-index stake in Lyft, which returned about -51%. Lyft was not held at period end. An underweighting in Apple, a very large component in the benchmark that performed well, also detracted. Notable changes in positioning by period end included increased exposure to the consumer discretionary sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Amazon.com, Inc.	9.0
Apple, Inc.	8.0
Microsoft Corp.	6.0
Alphabet, Inc. Class A	4.9
Facebook, Inc. Class A	4.4
lululemon athletica, Inc.	3.2
Tesla, Inc.	2.8
NVIDIA Corp.	2.8
Marvell Technology Group Ltd.	2.7
Salesforce.com, Inc.	1.7
45.5

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	35.7
Consumer Discretionary	29.5
Communication Services	14.1
Health Care	10.5
Industrials	4.4

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	97.0%
Convertible Securities	2.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 12.9%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
COMMUNICATION SERVICES - 14.1%
Entertainment - 3.2%
Activision Blizzard, Inc.	367,248	$30,345,702
CD Projekt RED SA (a)	5,700	611,799
CD Projekt RED SA ADR (a)	104,800	2,903,484
Electronic Arts, Inc. (a)	25,800	3,653,796
Netflix, Inc. (a)	138,424	67,672,725
Nintendo Co. Ltd.	10,700	4,705,970
Nintendo Co. Ltd. ADR	32,500	1,787,825
Roku, Inc. Class A (a)	68,455	10,602,995
Sea Ltd. ADR (a)	425,931	52,048,768
Spotify Technology SA (a)	25,300	6,522,846
Take-Two Interactive Software, Inc. (a)	8,300	1,361,366
WME Entertainment Parent, LLC Class A (a)(b)(c)(d)	3,194,617	4,759,979
		186,977,255
Interactive Media & Services - 10.6%
Alphabet, Inc. Class A (a)	190,313	283,176,228
CarGurus, Inc. Class A (a)	253,100	7,312,059
Facebook, Inc. Class A (a)	1,007,710	255,625,796
Match Group, Inc. (a)	124,463	12,782,350
Pinterest, Inc. Class A (a)	23,800	816,102
Snap, Inc. Class A (a)	388,100	8,701,202
Tencent Holdings Ltd.	371,200	25,463,658
Twitter, Inc. (a)	89,300	3,250,520
Yandex NV Series A (a)	50,300	2,894,262
Zoominfo Technologies, Inc.	293,700	12,003,519
		612,025,696
Media - 0.0%
The New York Times Co. Class A	39,700	1,831,758
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	126,334	13,565,745

TOTAL COMMUNICATION SERVICES		814,400,454

CONSUMER DISCRETIONARY - 29.0%
Auto Components - 0.1%
BorgWarner, Inc.	87,700	3,209,820
Lear Corp.	7,117	785,574
		3,995,394
Automobiles - 2.8%
Harley-Davidson, Inc. (e)	108,200	2,816,446
Li Auto, Inc. ADR (a)	93,800	1,500,800
Tesla, Inc. (a)	112,707	161,256,667
		165,573,913
Distributors - 0.0%
Pool Corp.	6,900	2,185,230
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	5,500	589,820
Youdao, Inc. ADR (a)	19,600	829,276
		1,419,096
Hotels, Restaurants & Leisure - 2.6%
Boyd Gaming Corp.	304,200	7,200,414
Caesars Entertainment, Inc. (a)	570,247	17,706,169
Chipotle Mexican Grill, Inc. (a)	24,442	28,234,421
Churchill Downs, Inc.	67,052	9,288,043
Darden Restaurants, Inc.	62,529	4,745,951
Domino's Pizza, Inc.	4,400	1,701,084
DraftKings, Inc. Class A (a)(e)	57,900	1,932,413
Evolution Gaming Group AB (f)	56,700	3,864,251
Hilton Worldwide Holdings, Inc.	73,900	5,546,195
Kambi Group PLC (a)	57,198	1,374,529
Las Vegas Sands Corp.	74,500	3,251,180
Marriott International, Inc. Class A	87,200	7,309,540
Penn National Gaming, Inc. (a)	790,332	26,752,738
Starbucks Corp.	145,939	11,168,712
Texas Roadhouse, Inc. Class A	110,000	6,180,900
Vail Resorts, Inc.	36,676	7,042,892
Wingstop, Inc.	20,300	3,171,875
Wynn Resorts Ltd.	42,300	3,063,789
		149,535,096
Household Durables - 0.8%
D.R. Horton, Inc.	45,100	2,983,816
iRobot Corp. (a)(e)	72,300	5,255,487
KB Home	89,400	3,007,416
Leggett & Platt, Inc.	31,600	1,266,844
Lennar Corp. Class A	72,400	5,238,140
NVR, Inc. (a)	800	3,144,120
PulteGroup, Inc.	31,900	1,390,840
Sony Corp. sponsored ADR	68,800	5,363,648
Taylor Morrison Home Corp. (a)	236,100	5,536,545
Tempur Sealy International, Inc. (a)	61,700	4,994,615
Toll Brothers, Inc.	127,400	4,866,680
TRI Pointe Homes, Inc. (a)	340,600	5,694,832
Whirlpool Corp.	7,800	1,272,336
		50,015,319
Internet & Direct Marketing Retail - 12.3%
Alibaba Group Holding Ltd. sponsored ADR (a)	129,788	32,579,384
Amazon.com, Inc. (a)	164,080	519,260,693
Chewy, Inc. (a)(e)	13,700	719,113
Delivery Hero AG (a)(f)	29,000	3,339,535
eBay, Inc.	73,400	4,057,552
Expedia, Inc.	101,000	8,182,010
Farfetch Ltd. Class A (a)	188,300	4,826,129
Fiverr International Ltd. (a)	35,800	3,344,794
JD.com, Inc.:
Class A	60,000	1,864,186
sponsored ADR (a)	99,500	6,347,105
Kogan.Com Ltd.	152,091	1,810,299
MercadoLibre, Inc. (a)	14,182	15,949,361
Ocado Group PLC (a)	157,963	4,245,061
Pinduoduo, Inc. ADR (a)	362,698	33,295,676
The Booking Holdings, Inc. (a)	12,512	20,796,571
The Honest Co., Inc. (a)(c)(d)	71,609	1,185,129
The RealReal, Inc. (a)(e)	547,431	7,466,959
Wayfair LLC Class A (a)	158,988	42,305,117
		711,574,674
Leisure Products - 0.6%
Bafang Electric Suzhou Co. Ltd. (A Shares)	27,100	619,965
BRP, Inc.	42,600	1,908,246
Callaway Golf Co.	112,300	2,139,315
Peloton Interactive, Inc. Class A (a)	342,552	23,368,897
Polaris, Inc.	12,800	1,326,464
Vista Outdoor, Inc. (a)	249,700	4,282,355
		33,645,242
Multiline Retail - 0.5%
Dollar General Corp.	28,525	5,431,160
Dollar Tree, Inc. (a)	155,004	14,469,623
Nordstrom, Inc. (e)	31,200	427,128
Ollie's Bargain Outlet Holdings, Inc. (a)	32,400	3,405,240
Target Corp.	25,800	3,247,704
		26,980,855
Specialty Retail - 4.6%
Advance Auto Parts, Inc.	4,300	645,602
Bed Bath & Beyond, Inc. (e)	46,251	500,436
Burlington Stores, Inc. (a)	45,703	8,592,164
Carvana Co. Class A (a)(e)	236,031	36,573,003
Dick's Sporting Goods, Inc.	76,700	3,499,054
Five Below, Inc. (a)	75,784	8,253,635
Floor & Decor Holdings, Inc. Class A (a)	214,640	14,144,776
Gap, Inc.	230,069	3,076,023
Lowe's Companies, Inc.	445,606	66,355,189
Michaels Companies, Inc. (a)	377,900	2,713,322
RH (a)(e)	298,804	85,885,234
The Home Depot, Inc.	111,203	29,523,284
Vroom, Inc.	28,900	1,710,591
Williams-Sonoma, Inc.	37,000	3,223,440
		264,695,753
Textiles, Apparel & Luxury Goods - 4.7%
adidas AG	23,895	6,583,610
Allbirds, Inc. (a)(c)(d)	40,405	416,172
Anta Sports Products Ltd.	58,000	550,043
Aritzia LP (a)	144,900	1,918,009
Crocs, Inc. (a)	371,384	13,347,541
Deckers Outdoor Corp. (a)	45,395	9,498,904
lululemon athletica, Inc. (a)	570,774	185,838,307
LVMH Moet Hennessy Louis Vuitton SE	16,261	7,070,985
Moncler SpA	139,623	5,361,687
NIKE, Inc. Class B	291,813	28,483,867
PVH Corp.	87,820	4,273,321
Tory Burch LLC (a)(b)(c)(d)	106,817	5,997,775
VF Corp.	36,600	2,209,176
		271,549,397

TOTAL CONSUMER DISCRETIONARY		1,681,169,969

CONSUMER STAPLES - 2.0%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	13,500	10,940,940
Keurig Dr. Pepper, Inc.	184,800	5,653,032
Monster Beverage Corp. (a)	135,200	10,610,496
		27,204,468
Food & Staples Retailing - 0.5%
BJ's Wholesale Club Holdings, Inc. (a)	233,200	9,339,660
Costco Wholesale Corp.	22,156	7,212,443
Kroger Co.	213,300	7,420,707
Performance Food Group Co. (a)	179,055	5,017,121
Zur Rose Group AG (a)	3,920	1,082,281
		30,072,212
Food Products - 0.1%
Act II Global Acquisition Corp. Class A (a)	274,900	1,907,806
Freshpet, Inc. (a)	18,300	1,757,715
JDE Peet's BV	80,900	3,597,430
		7,262,951
Household Products - 0.7%
Clorox Co.	56,575	13,380,553
Procter & Gamble Co.	151,500	19,864,680
Reckitt Benckiser Group PLC	39,900	4,000,758
		37,245,991
Personal Products - 0.1%
Herbalife Nutrition Ltd. (a)	132,900	6,809,796
Tobacco - 0.1%
JUUL Labs, Inc. Class B (a)(c)(d)	2,450	246,397
Swedish Match Co. AB	67,600	5,181,463
		5,427,860

TOTAL CONSUMER STAPLES		114,023,278

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Occidental Petroleum Corp. warrants 8/3/27 (a)	4,112	23,027
Reliance Industries Ltd.	1,060,921	29,271,620
Reliance Industries Ltd. (a)	70,728	1,111,427
Reliance Industries Ltd. sponsored GDR (f)	68,500	3,774,350
		34,180,424
FINANCIALS - 0.9%
Banks - 0.0%
Kotak Mahindra Bank Ltd.	118,376	2,157,929
Capital Markets - 0.5%
BlackRock, Inc. Class A	11,600	6,670,116
Goldman Sachs Group, Inc.	12,200	2,415,112
Insurance Acquisition Corp. Class A (a)	206,800	2,214,828
London Stock Exchange Group PLC	28,921	3,194,583
Moody's Corp.	4,200	1,181,460
Morgan Stanley	52,900	2,585,752
MSCI, Inc.	19,555	7,352,289
Open Lending Corp. (a)(e)	34,700	588,512
		26,202,652
Consumer Finance - 0.2%
Ally Financial, Inc.	296,987	5,969,439
Capital One Financial Corp.	61,200	3,904,560
Discover Financial Services	36,100	1,784,423
Synchrony Financial	23,600	522,268
		12,180,690
Diversified Financial Services - 0.0%
dMY Technology Group, Inc. (a)	133,703	1,415,246
Insurance - 0.2%
eHealth, Inc. (a)(e)	117,737	8,140,336

TOTAL FINANCIALS		50,096,853

HEALTH CARE - 10.3%
Biotechnology - 4.2%
ACADIA Pharmaceuticals, Inc. (a)	83,157	3,456,836
Acceleron Pharma, Inc. (a)	76,120	7,548,820
ADC Therapeutics SA (a)	52,100	2,422,650
Agios Pharmaceuticals, Inc. (a)	108,111	4,899,591
Aimmune Therapeutics, Inc. (a)(e)	141,182	1,865,014
Akouos, Inc. (a)	43,100	842,605
Allakos, Inc. (a)(e)	23,230	1,743,876
Alnylam Pharmaceuticals, Inc. (a)	223,381	32,560,015
Annexon, Inc. (a)(e)	75,200	1,370,896
Arcutis Biotherapeutics, Inc. (a)	73,700	1,967,790
Argenx SE ADR (a)	18,637	4,288,933
Ascendis Pharma A/S sponsored ADR (a)	140,596	19,347,416
Avidity Biosciences, Inc.	36,700	1,034,573
BeiGene Ltd. (a)	148,600	2,444,615
BeiGene Ltd. ADR (a)	26,506	5,539,754
BioNTech SE:
ADR (a)	23,418	1,922,852
rights 8/14/20 (a)	17,518	0
BioXcel Therapeutics, Inc. (a)	11,300	512,568
Bridgebio Pharma, Inc. (a)(e)	36,934	1,039,323
Cibus Corp.:
Series C (a)(b)(c)(d)	726,554	1,211,995
Series D (a)(b)(c)(d)	398,640	498,300
Coherus BioSciences, Inc. (a)(e)	138,170	2,430,410
Crinetics Pharmaceuticals, Inc. (a)	81,548	1,131,886
CytomX Therapeutics, Inc. (a)(f)	137,854	966,357
FibroGen, Inc. (a)	71,286	2,884,944
Forma Therapeutics Holdings, Inc.	28,900	1,010,344
Fusion Pharmaceuticals, Inc. (a)	48,200	663,232
Generation Bio Co.	15,200	298,528
Generation Bio Co.	123,522	2,183,374
Global Blood Therapeutics, Inc. (a)	161,895	10,924,675
Immunomedics, Inc. (a)	36,900	1,558,287
Insmed, Inc. (a)	40,300	1,052,636
Intercept Pharmaceuticals, Inc. (a)	72,614	3,314,103
Ionis Pharmaceuticals, Inc. (a)	72,666	4,182,655
Karuna Therapeutics, Inc. (a)	40,000	3,272,000
Mirati Therapeutics, Inc. (a)	11,900	1,443,589
Moderna, Inc. (a)	47,300	3,504,930
Morphic Holding, Inc. (a)	43,594	981,301
Myovant Sciences Ltd. (a)	135,700	2,062,640
Neurocrine Biosciences, Inc. (a)	71,188	8,568,188
Nkarta, Inc. (a)(e)	20,533	528,725
Principia Biopharma, Inc. (a)	44,107	3,687,345
Protagonist Therapeutics, Inc. (a)	36,900	580,437
Regeneron Pharmaceuticals, Inc. (a)	76,300	48,226,941
Relay Therapeutics, Inc. (a)	25,400	900,684
Revolution Medicines, Inc.	61,300	1,478,556
Sage Therapeutics, Inc. (a)	169,867	7,740,839
Sarepta Therapeutics, Inc. (a)	63,336	9,723,343
Seattle Genetics, Inc. (a)	18,800	3,125,876
Turning Point Therapeutics, Inc. (a)	88,249	5,226,988
Vaxcyte, Inc.	68,700	2,157,867
Viela Bio, Inc.	9,655	353,470
Xencor, Inc. (a)	114,918	3,457,883
Zai Lab Ltd. ADR (a)	107,664	8,194,307
		244,335,762
Health Care Equipment & Supplies - 3.1%
Atricure, Inc. (a)	11,700	477,477
Axonics Modulation Technologies, Inc. (a)	130,420	5,524,591
Becton, Dickinson & Co.	103,600	29,146,824
Danaher Corp.	15,600	3,179,280
DexCom, Inc.(a)	53,215	23,177,261
Hologic, Inc. (a)	103,600	7,229,208
InMode Ltd. (a)(e)	82,100	2,656,756
Insulet Corp. (a)	94,198	19,156,105
Intuitive Surgical, Inc. (a)	46,346	31,767,402
Masimo Corp. (a)	29,900	6,581,588
Novocure Ltd. (a)	44,807	3,395,923
Quidel Corp. (a)	89,400	25,252,818
Shockwave Medical, Inc. (a)	181,584	8,955,723
Tandem Diabetes Care, Inc. (a)	96,817	10,113,504
West Pharmaceutical Services, Inc.	22,000	5,915,140
		182,529,600
Health Care Providers & Services - 1.0%
1Life Healthcare, Inc. (a)	106,059	3,140,407
Alignment Healthcare Partners unit (c)(d)	54,574	870,925
Cigna Corp.	15,700	2,711,233
Guardant Health, Inc. (a)	60,680	5,168,722
Humana, Inc.	29,709	11,659,297
UnitedHealth Group, Inc.	107,228	32,466,494
		56,017,078
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)	60,933	5,993,979
Berkeley Lights, Inc. (a)	7,700	461,769
Eurofins Scientific SA	1,700	1,104,988
Nanostring Technologies, Inc. (a)	56,100	2,025,771
Thermo Fisher Scientific, Inc.	46,338	19,181,615
		28,768,122
Pharmaceuticals - 1.5%
AstraZeneca PLC sponsored ADR	350,535	19,552,842
Chiasma, Inc. warrants 12/16/24 (a)	23,784	20,895
Eli Lilly & Co.	149,100	22,408,239
Hansoh Pharmaceutical Group Co. Ltd. (a)(f)	492,000	2,126,627
Horizon Pharma PLC (a)	90,099	5,513,158
Intra-Cellular Therapies, Inc. (a)	90,800	1,800,110
MyoKardia, Inc. (a)	30,455	2,744,909
Nektar Therapeutics (a)	142,751	3,163,362
OptiNose, Inc. (a)(e)	244,379	1,245,111
Roche Holding AG (participation certificate)	15,301	5,299,602
Royalty Pharma PLC	36,400	1,567,020
Zoetis, Inc. Class A	126,479	19,184,335
		84,626,210

TOTAL HEALTH CARE		596,276,772

INDUSTRIALS - 4.2%
Aerospace & Defense - 0.2%
Avon Rubber PLC	29,400	1,277,689
Axon Enterprise, Inc. (a)	35,800	2,976,054
Space Exploration Technologies Corp.:
Class A (a)(c)(d)	22,703	6,129,810
Class C (a)(c)(d)	686	185,220
		10,568,773
Air Freight & Logistics - 0.0%
XPO Logistics, Inc. (a)	41,400	3,105,828
Airlines - 0.1%
Spirit Airlines, Inc. (a)(e)	277,440	4,386,326
Building Products - 0.1%
Fortune Brands Home & Security, Inc.	33,200	2,539,800
The AZEK Co., Inc.	31,500	1,086,750
		3,626,550
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	59,991	5,594,161
HNI Corp.	32,500	965,250
HomeServe PLC	268,899	4,674,411
Knoll, Inc.	90,500	1,059,755
Steelcase, Inc. Class A	113,500	1,217,855
		13,511,432
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	138,707	5,940,821
Electrical Equipment - 0.0%
Sensata Technologies, Inc. PLC (a)	74,500	2,829,510
Machinery - 0.2%
Nikola Corp. (a)	404,116	12,123,480
Professional Services - 0.2%
Equifax, Inc.	54,187	8,808,639
Manpower, Inc.	49,300	3,391,347
		12,199,986
Road & Rail - 3.1%
Knight-Swift Transportation Holdings, Inc. Class A	190,952	8,304,502
Lyft, Inc. (a)(e)	2,692,172	78,692,188
Uber Technologies, Inc. (a)	2,994,875	90,624,918
		177,621,608

TOTAL INDUSTRIALS		245,914,314

INFORMATION TECHNOLOGY - 35.1%
Electronic Equipment & Components - 0.8%
Flextronics International Ltd. (a)	359,800	4,134,102
FLIR Systems, Inc.	140,100	5,836,566
II-VI, Inc. (a)	427,600	21,687,872
Jabil, Inc.	322,400	11,238,864
		42,897,404
IT Services - 6.2%
Alliance Data Systems Corp.	56,100	2,488,596
Endava PLC ADR (a)	67,124	3,466,955
MasterCard, Inc. Class A	209,381	64,600,320
MongoDB, Inc. Class A (a)	41,580	9,525,146
PayPal Holdings, Inc. (a)	277,062	54,323,546
Repay Holdings Corp. (a)	90,300	1,998,339
Riskified Ltd. (c)(d)	80,450	765,433
Riskified Ltd. warrants (a)(c)(d)	692	1
Shopify, Inc. Class A (a)	76,614	78,348,818
Square, Inc. (a)	98,600	12,803,210
Twilio, Inc. Class A (a)	111,470	30,924,007
Visa, Inc. Class A	467,121	88,939,838
Wix.com Ltd. (a)	38,600	11,212,528
		359,396,737
Semiconductors & Semiconductor Equipment - 8.8%
Advanced Micro Devices, Inc. (a)	473,452	36,659,388
Cirrus Logic, Inc. (a)	48,100	3,296,293
Enphase Energy, Inc. (a)	93,700	5,655,732
Inphi Corp. (a)	11,300	1,476,458
Lam Research Corp.	8,900	3,356,724
Lattice Semiconductor Corp. (a)	97,900	3,043,711
Marvell Technology Group Ltd.	4,223,579	154,033,926
MediaTek, Inc.	128,000	3,055,923
Micron Technology, Inc. (a)	491,606	24,607,338
Monolithic Power Systems, Inc.	2,400	636,024
NVIDIA Corp.	375,999	159,645,415
NXP Semiconductors NV	741,635	87,164,362
ON Semiconductor Corp. (a)	85,700	1,765,420
SolarEdge Technologies, Inc. (a)	32,400	5,673,240
STMicroelectronics NV (NY Shares) unit	108,900	3,042,666
Synaptics, Inc. (a)	33,400	2,672,668
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	36,000	2,840,040
Universal Display Corp.	33,173	5,787,030
Xilinx, Inc.	48,100	5,163,535
		509,575,893
Software - 11.3%
Adobe, Inc. (a)	155,471	69,078,875
Atom Tickets LLC (a)(b)(c)(d)	344,068	461,051
Avalara, Inc. (a)	23,200	3,119,240
Bill.Com Holdings, Inc. (a)	50,600	4,711,366
Cloudflare, Inc. (a)	406,580	16,921,860
Coupa Software, Inc. (a)	30,014	9,197,790
Crowdstrike Holdings, Inc. (a)	102,000	11,546,400
DocuSign, Inc. (a)	42,200	9,150,226
Dynatrace, Inc.	49,200	2,058,036
Elastic NV (a)	109,650	10,547,234
Epic Games, Inc. (c)(d)	1,076	618,700
Five9, Inc. (a)	24,100	2,911,762
HubSpot, Inc. (a)	35,792	8,397,161
Lightspeed POS, Inc. (a)	206,333	5,828,990
Microsoft Corp.	1,697,800	348,065,978
Paycom Software, Inc. (a)	8,335	2,370,224
Ping Identity Holding Corp. (a)	57,900	1,989,444
RingCentral, Inc. (a)	29,539	8,574,286
Salesforce.com, Inc. (a)	496,970	96,834,605
ServiceNow, Inc. (a)	37,123	16,304,422
Slack Technologies, Inc. Class A (a)(e)	108,900	3,217,995
Smartsheet, Inc. (a)	23,800	1,136,212
Snowflake Computing, Inc. Class B (c)(d)	4,224	163,764
Tanium, Inc. Class B (a)(c)(d)	151,000	1,720,675
The Trade Desk, Inc. (a)(e)	25,405	11,465,785
Workday, Inc. Class A (a)	19,000	3,437,480
Zoom Video Communications, Inc. Class A (a)	25,700	6,525,487
		656,355,048
Technology Hardware, Storage & Peripherals - 8.0%
Apple, Inc.	1,093,234	464,668,179

TOTAL INFORMATION TECHNOLOGY		2,032,893,261

MATERIALS - 0.3%
Chemicals - 0.2%
The Chemours Co. LLC	609,807	11,299,724
Metals & Mining - 0.1%
ArcelorMittal SA Class A unit (a)	194,000	2,128,180
Barrick Gold Corp.	21,400	618,674
Lundin Mining Corp.	14,100	78,950
MMC Norilsk Nickel PJSC sponsored ADR	23,000	604,210
		3,430,014

TOTAL MATERIALS		14,729,738

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(c)(d)	1,065,661	11,146,814
Douglas Emmett, Inc.	38,700	1,127,718
Equinix, Inc.	3,800	2,984,824
		15,259,356
Real Estate Management & Development - 0.2%
Redfin Corp. (a)	258,281	10,739,324

TOTAL REAL ESTATE		25,998,680

TOTAL COMMON STOCKS
(Cost $2,322,056,211)		5,609,683,743

Preferred Stocks - 2.9%
Convertible Preferred Stocks - 2.8%
CONSUMER DISCRETIONARY - 0.5%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	399,926	6,194,854
Hotels, Restaurants & Leisure - 0.1%
MOD Super Fast Pizza Holdings LLC:
Series 3 (a)(b)(c)(d)	22,518	3,084,925
Series 4 (a)(b)(c)(d)	2,055	287,556
Series 5 (a)(b)(c)(d)	8,253	1,176,218
Topgolf International, Inc. Series F (a)(c)(d)	106,191	1,346,502
		5,895,201
Internet & Direct Marketing Retail - 0.3%
Reddit, Inc. Series B (a)(c)(d)	129,280	6,429,094
The Honest Co., Inc.:
Series C (a)(c)(d)	167,087	6,457,913
Series D (a)(c)(d)	27,712	1,268,101
Series E (a)(c)(d)	143,059	2,803,956
		16,959,064
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	15,945	164,234
Series B (a)(c)(d)	2,800	28,840
Series C (a)(c)(d)	26,775	275,783
Series Seed (a)(c)(d)	8,575	88,323
		557,180
TOTAL CONSUMER DISCRETIONARY		29,606,299
CONSUMER STAPLES - 1.4%
Food & Staples Retailing - 0.2%
Blink Health LLC Series C (c)(d)	19,765	754,628
Sweetgreen, Inc. Series H (a)(c)(d)	725,140	10,790,083
		11,544,711
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	266,499	1,687,925
Tobacco - 1.2%
JUUL Labs, Inc.:
Series C (a)(c)(d)	660,029	66,379,117
Series D (a)(c)(d)	5,110	513,913
		66,893,030
TOTAL CONSUMER STAPLES		80,125,666
HEALTH CARE - 0.1%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(c)(d)	195,114	2,038,941
Immunocore Ltd. Series A (a)(c)(d)	4,035	629,170
		2,668,111
Health Care Providers & Services - 0.1%
Mulberry Health, Inc. Series A-8 (a)(c)(d)	813,618	3,700,706
Pharmaceuticals - 0.0%
Castle Creek Pharmaceutical Holdings, Inc. Series B (a)(c)(d)	1,069	515,568
TOTAL HEALTH CARE		6,884,385
INDUSTRIALS - 0.2%
Aerospace & Defense - 0.2%
Space Exploration Technologies Corp.:
Series G (a)(c)(d)	42,650	11,515,500
Series H (a)(c)(d)	6,348	1,713,960
		13,229,460
Professional Services - 0.0%
YourPeople, Inc. Series C (a)(c)(d)	253,888	484,926
TOTAL INDUSTRIALS		13,714,386
INFORMATION TECHNOLOGY - 0.6%
Internet Software & Services - 0.2%
ContextLogic, Inc. Series G (a)(c)(d)	34,750	6,076,038
Starry, Inc.:
Series C (a)(c)(d)	1,477,502	2,112,828
Series D (a)(c)(d)	402,931	576,191
		8,765,057
IT Services - 0.0%
AppNexus, Inc. Series E (Escrow) (a)(c)(d)	307,049	9,617
Riskified Ltd. Series E (c)(d)	82,500	784,938
		794,555
Software - 0.4%
ACV Auctions, Inc. Series E (c)(d)	191,408	1,133,135
Compass, Inc. Series E (a)(c)(d)	13,605	1,719,264
Dataminr, Inc. Series D (a)(c)(d)	115,901	1,274,911
Delphix Corp. Series D (a)(c)(d)	242,876	1,233,810
Jet.Com, Inc. Series B1 (Escrow) (a)(c)(d)	922,232	9
Malwarebytes Corp. Series B (a)(c)(d)	329,349	6,708,839
Taboola.Com Ltd. Series E (a)(c)(d)	289,958	9,867,271
		21,937,239
TOTAL INFORMATION TECHNOLOGY		31,496,851

TOTAL CONVERTIBLE PREFERRED STOCKS		161,827,587

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (c)(d)	12,405,800	248,116
Waymo LLC Series A2 (c)(d)	15,200	1,305,181
		1,553,297
HEALTH CARE - 0.1%
Pharmaceuticals - 0.1%
Castle Creek Pharmaceutical Holdings, Inc. Series A4 (a)(c)(d)	9,636	4,647,346

TOTAL NONCONVERTIBLE PREFERRED STOCKS		6,200,643

TOTAL PREFERRED STOCKS
(Cost $78,787,417)		168,028,230
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	433,800	433,800
4% 6/12/27 (c)(d)	115,200	115,200
TOTAL CONVERTIBLE BONDS
(Cost $549,000)		549,000
	Shares	Value

Money Market Funds - 2.3%
Fidelity Cash Central Fund 0.14% (g)	6,876,014	6,878,077
Fidelity Securities Lending Cash Central Fund 0.13% (g)(h)	124,663,073	124,675,539
TOTAL MONEY MARKET FUNDS
(Cost $131,552,929)		131,553,616
TOTAL INVESTMENT IN SECURITIES - 102.1%
(Cost $2,532,945,557)		5,909,814,589
NET OTHER ASSETS (LIABILITIES) - (2.1)%		(120,380,212)
NET ASSETS - 100%		$5,789,434,377

Legend

 (a) Non-income producing

 (b) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $204,955,368 or 3.5% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security is on loan at period end.

 (f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $14,071,120 or 0.2% of net assets.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$2,709,002
ACV Auctions, Inc. Series E	11/6/19	$1,058,525
Agbiome LLC Series C	6/29/18	$1,687,925
Alignment Healthcare Partners unit	2/28/20	$661,361
Allbirds, Inc.	10/9/18	$443,128
Allbirds, Inc. Series A	10/9/18	$174,871
Allbirds, Inc. Series B	10/9/18	$30,708
Allbirds, Inc. Series C	10/9/18	$293,646
Allbirds, Inc. Series Seed	10/9/18	$94,043
Ant International Co. Ltd. Class C	5/16/18	$5,978,358
AppNexus, Inc. Series E (Escrow)	8/1/14	$0
Atom Tickets LLC	8/15/17	$1,999,998
Blink Health LLC Series C	11/7/19	$754,549
Castle Creek Pharmaceutical Holdings, Inc. Series A4	9/29/16	$3,185,523
Castle Creek Pharmaceutical Holdings, Inc. Series B	10/9/18	$440,268
Cibus Corp. Series C	2/16/18	$1,525,763
Cibus Corp. Series D	5/10/19	498,300
Compass, Inc. Series E	11/3/17	$918,041
ContextLogic, Inc. Series G	10/24/17	$4,675,022
Dataminr, Inc. Series D	3/6/15	$1,477,738
Delphix Corp. Series D	7/10/15	$2,185,884
Epic Games, Inc.	7/30/20	$618,700
Immunocore Ltd. Series A	7/27/15	$759,303
Jet.Com, Inc. Series B1 (Escrow)	3/19/18	$0
JUUL Labs, Inc. Class B	11/21/17	$0
JUUL Labs, Inc. Series C	5/22/15 - 7/6/18	$0
JUUL Labs, Inc. Series D	6/25/18 - 7/6/18	$0
Malwarebytes Corp. Series B	12/21/15	$3,416,996
MOD Super Fast Pizza Holdings LLC Series 3	11/3/16	$3,084,966
MOD Super Fast Pizza Holdings LLC Series 4	12/14/17	287,556
MOD Super Fast Pizza Holdings LLC Series 5	5/15/19	1,176,218
Mulberry Health, Inc. Series A-8	1/20/16	$5,495,786
Neutron Holdings, Inc. Series 1C	7/3/18	$2,268,276
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$433,800
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$115,200
Reddit, Inc. Series B	7/26/17	$1,835,324
Riskified Ltd.	12/20/19 - 4/15/20	$727,408
Riskified Ltd. Series E	10/28/19	$784,938
Riskified Ltd. warrants	10/28/19	$1
Rivian Automotive, Inc. Series E	7/10/20	$6,194,854
Snowflake Computing, Inc. Class B	3/19/20	$163,834
Space Exploration Technologies Corp. Class A	4/6/17 - 9/11/17	$2,534,625
Space Exploration Technologies Corp. Class C	9/11/17	$92,610
Space Exploration Technologies Corp. Series G	1/20/15	$3,303,669
Space Exploration Technologies Corp. Series H	8/4/17	$856,980
Starry, Inc. Series C	12/8/17	$1,362,257
Starry, Inc. Series D	7/30/20	$576,191
Sweetgreen, Inc. Series H	11/9/18	$9,455,826
Taboola.Com Ltd. Series E	12/22/14	$3,022,928
Tanium, Inc. Class B	4/21/17	$749,609
The Honest Co., Inc.	8/21/14	$1,937,546
The Honest Co., Inc. Series C	8/21/14	$4,520,923
The Honest Co., Inc. Series D	8/3/15	$1,267,963
The Honest Co., Inc. Series E	9/28/17	$2,804,643
Topgolf International, Inc. Series F	11/10/17	$1,468,993
Tory Burch LLC	5/14/15	$7,600,030
Waymo LLC Series A2	5/8/20	$1,305,181
WME Entertainment Parent, LLC Class A	4/13/16 - 8/16/16	$5,974,752
YourPeople, Inc. Series C	5/1/15	$3,783,205

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$271,558
Fidelity Securities Lending Cash Central Fund	2,616,352
Total	$2,887,910

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$814,400,454	$779,470,847	$30,169,628	$4,759,979
Consumer Discretionary	1,712,329,565	1,666,499,908	7,070,985	38,758,672
Consumer Staples	194,148,944	109,776,123	4,000,758	80,372,063
Energy	34,180,424	34,180,424	--	--
Financials	50,096,853	46,902,270	3,194,583	--
Health Care	607,808,503	586,191,681	7,503,871	14,112,951
Industrials	259,628,700	239,599,284	--	20,029,416
Information Technology	2,064,390,112	2,029,163,637	--	35,226,475
Materials	14,729,738	14,729,738	--	--
Real Estate	25,998,680	14,851,866	--	11,146,814
Corporate Bonds	549,000	--	--	549,000
Money Market Funds	131,553,616	131,553,616	--	--
Total Investments in Securities:	$5,909,814,589	$5,652,919,394	$51,939,825	$204,955,370

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Equities - Consumer Staples
Beginning Balance	$204,799,036
Net Realized Gain (Loss) on Investment Securities	2,085,371
Net Unrealized Gain (Loss) on Investment Securities	(125,181,522)
Cost of Purchases	754,549
Proceeds of Sales	(2,085,371)
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	--
Ending Balance	$80,372,063
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(125,181,522)
Other Investment in Securities
Beginning Balance	$135,471,398
Net Realized Gain (Loss) on Investment Securities	(34,145)
Net Unrealized Gain (Loss) on Investment Securities	(412,720)
Cost of Purchases	12,805,212
Proceeds of Sales	(573,373)
Amortization/Accretion	--
Transfers into Level 3	3,008,407
Transfers out of Level 3	(25,681,472)
Ending Balance	$124,583,307
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(412,720)

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.1%
Cayman Islands	3.2%
Bermuda	2.7%
Netherlands	2.0%
Canada	1.5%
Others (Individually Less Than 1%)	3.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $121,501,536) — See accompanying schedule: Unaffiliated issuers (cost $2,401,392,628)	$5,778,260,973
Fidelity Central Funds (cost $131,552,929)	131,553,616
Total Investment in Securities (cost $2,532,945,557)		$5,909,814,589
Cash		7,710
Restricted cash		281,462
Foreign currency held at value (cost $15,371)		15,367
Receivable for investments sold		333,982,489
Receivable for fund shares sold		2,437,587
Dividends receivable		1,162,882
Interest receivable		3,380
Distributions receivable from Fidelity Central Funds		155,940
Other receivables		14,918
Total assets		6,247,876,324
Liabilities
Payable for investments purchased	$71,366,594
Payable for fund shares redeemed	260,556,141
Other payables and accrued expenses	1,855,112
Collateral on securities loaned	124,664,100
Total liabilities		458,441,947
Net Assets		$5,789,434,377
Net Assets consist of:
Paid in capital		$1,290,190,528
Total accumulated earnings (loss)		4,499,243,849
Net Assets		$5,789,434,377
Net Asset Value, offering price and redemption price per share ($5,789,434,377 ÷ 300,794,568 shares)		$19.25

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$31,159,759
Interest		3,324
Income from Fidelity Central Funds (including $2,616,352 from security lending)		2,887,910
Total income		34,050,993
Expenses
Custodian fees and expenses	$152,741
Independent trustees' fees and expenses	36,067
Legal	200
Interest	65,941
Miscellaneous	13,953
Total expenses before reductions	268,902
Expense reductions	(1,824)
Total expenses after reductions		267,078
Net investment income (loss)		33,783,915
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,178,184,481
Fidelity Central Funds	4,963
Foreign currency transactions	(45,864)
Futures contracts	4,275,609
Total net realized gain (loss)		1,182,419,189
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,658,507)	705,710,578
Fidelity Central Funds	687
Assets and liabilities in foreign currencies	9,851
Total change in net unrealized appreciation (depreciation)		705,721,116
Net gain (loss)		1,888,140,305
Net increase (decrease) in net assets resulting from operations		$1,921,924,220

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$33,783,915	$42,336,847
Net realized gain (loss)	1,182,419,189	703,191,197
Change in net unrealized appreciation (depreciation)	705,721,116	(62,335,178)
Net increase (decrease) in net assets resulting from operations	1,921,924,220	683,192,866
Distributions to shareholders	(641,776,468)	(763,496,173)
Share transactions
Proceeds from sales of shares	764,339,309	705,675,801
Reinvestment of distributions	641,776,468	763,496,173
Cost of shares redeemed	(2,743,794,312)	(1,547,883,663)
Net increase (decrease) in net assets resulting from share transactions	(1,337,678,535)	(78,711,689)
Total increase (decrease) in net assets	(57,530,783)	(159,014,996)
Net Assets
Beginning of period	5,846,965,160	6,005,980,156
End of period	$5,789,434,377	$5,846,965,160
Other Information
Shares
Sold	52,915,457	48,279,568
Issued in reinvestment of distributions	46,186,696	52,744,114
Redeemed	(173,939,394)	(103,007,932)
Net increase (decrease)	(74,837,241)	(1,984,250)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Blue Chip Growth Fund

Years ended July 31,	2020	2019	2018	2017	2016
Selected Per–Share Data
Net asset value, beginning of period	$15.57	$15.90	$14.07	$11.47	$13.36
Income from Investment Operations
Net investment income (loss)A	.09	.10	.12B	.03	.02
Net realized and unrealized gain (loss)	5.30	1.58	3.28	2.74	(.42)
Total from investment operations	5.39	1.68	3.40	2.77	(.40)
Distributions from net investment income	(.11)	(.12)	(.07)	(.03)	(.02)
Distributions from net realized gain	(1.60)	(1.89)	(1.50)	(.14)	(1.48)
Total distributions	(1.71)	(2.01)	(1.57)	(.17)	(1.49)C
Net asset value, end of period	$19.25	$15.57	$15.90	$14.07	$11.47
Total ReturnD	39.00%	11.85%	26.54%	24.50%	(2.63)%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	- %G	.59%	.73%
Expenses net of fee waivers, if any	- %G	- %G	- %G	.59%	.73%
Expenses net of all reductions	- %G	- %G	- %G	.59%	.73%
Net investment income (loss)	.59%	.71%	.81%B	.26%	.17%
Supplemental Data
Net assets, end of period (000 omitted)	$5,789,434	$5,846,965	$6,005,980	$2,208,451	$2,417,952
Portfolio turnover rateH	52%I	53%	41%	47%	55%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .71%.

 C Total distributions of $1.49 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $1.477 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Series Blue Chip Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Shares are offered only to certain other Fidelity funds and Fidelity managed 529 plans. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$204,406,370	Market approach	Transaction price	$0.02-$575.00/$116.81	Increase
		Recovery value	Recovery value	0.0%	Increase
		Market comparable	Transaction price	$1.43 - $411.85 / $258.31	Increase
			Enterprise value/EBITDA multiple (EV/EBITDA)	11.8	Increase
			Discount rate	0.8% - 75.0% / 19.5%	Decrease
			Enterprise value/Sales multiple (EV/S)	1.2 - 20.1 / 6.3	Increase
			Discount for lack of marketability	10.0% - 20.0% / 11.1%	Decrease
			Premium rate	5.7% - 172.9% / 90.0%	Increase
			Liquidity preference	$19.60-$142.52 / $93.93	Increase
			Conversion ratio	1.0	Increase
Corporate Bonds	$549,000	Market approach	Transaction price	$100.00	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,450,674,435
Gross unrealized depreciation	(91,517,219)
Net unrealized appreciation (depreciation)	$3,359,157,216
Tax Cost	$2,550,657,373

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$60,709,093
Undistributed long-term capital gain	$1,081,023,556
Net unrealized appreciation (depreciation) on securities and other investments	$3,359,169,706

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$42,854,714	$ 70,273,964
Long-term Capital Gains	598,921,754	693,222,209
Total	$641,776,468	$ 763,496,173

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $17,759,261 in these Subsidiaries, representing .31% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiaries is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Series Blue Chip Growth Fund	2,927,463,412	5,126,722,094

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Series Blue Chip Growth Fund	$82,881

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Series Blue Chip Growth Fund	Borrower	$45,416,065	1.14%	$65,941

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $256,703,045 in exchange for 19,043,253 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $47,230.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Series Blue Chip Growth Fund	$13,895

During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $452,679. Total fees paid by the Fund to NFS, as lending agent, amounted to $261,182. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $53,398 from securities loaned to NFS, as affiliated borrower).

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,824.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds and accounts managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

11. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Series Blue Chip Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Blue Chip Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Series Blue Chip Growth Fund	- %-C
Actual		$1,000.00	$1,241.90	$- -D
Hypothetical-E		$1,000.00	$1,024.86	$- -D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Blue Chip Growth Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $4.152 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.084 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $1,135,077,612, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 77% and 83% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 87% and 98% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000

PROPOSAL 2

To convert a fundamental investment policy to a non-fundamental investment policy.

	# of Votes	% of Votes
Affirmative	5,015,841,455.529	100.000
Against	0.000	0.000
Abstain	0.000	0.000
Broker Non-Vote	0.000	0.000
TOTAL	5,015,841,455.529	100.000
Proposal 1 reflects trust wide proposal and voting results.

XS1-ANN-0920
1.967985.106

Fidelity Flex® Funds

Fidelity Flex® Large Cap Growth Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity Flex® Large Cap Growth Fund	42.45%	25.94%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex® Large Cap Growth Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$21,904	Fidelity Flex® Large Cap Growth Fund
$19,137	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2020, the fund gained 42.45%, outperforming the 29.84% result of the benchmark Russell 1000® Growth Index. Stock selection and an overweighting in consumer discretionary contributed the most to the fund’s relative performance. Strong picks in information technology also helped, as did picks in the media & entertainment industry. The fund's biggest individual relative contributor was an overweighting in Tesla, which gained approximately 494% the past year. Also bolstering performance was an outsized stake in Nvidia, which gained 153%. Tesla and Nvidia were among the fund’s largest holdings for the 12 months, on average. Also of note, the fund's non-benchmark stake in Sea gained 248% for the period. Conversely, security selection in the transportation industry detracted notably. Weak picks in the consumer staples sector, especially within the food, beverage & tobacco industry, also hurt the relative result, as did an underweighting in information technology. The fund's biggest individual relative detractor was an out-of-index stake in Lyft, which returned roughly -50%. We sold this position by period end. Holding an out-of-benchmark stake in General Electric (-35%) hurt as well. This was a position that was not held at the end of the period. Another notable relative detractor was an underweighting in Microsoft (+52%). The company was among the largest holdings in the fund, on average. Notable changes in positioning included increased exposure to the consumer discretionary sector and a lower allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Amazon.com, Inc.	9.4
Apple, Inc.	9.4
Microsoft Corp.	6.7
Alphabet, Inc. Class A	4.6
Facebook, Inc. Class A	4.3
NVIDIA Corp.	3.9
Tesla, Inc.	3.1
Marvell Technology Group Ltd.	2.6
Salesforce.com, Inc.	2.2
Visa, Inc. Class A	2.1
48.3

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	39.3
Consumer Discretionary	26.9
Communication Services	14.7
Health Care	9.5
Industrials	3.9

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	98.1%
Convertible Securities	0.4%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 12.0%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
COMMUNICATION SERVICES - 14.7%
Entertainment - 3.9%
Activision Blizzard, Inc.	4,851	$400,838
CD Projekt RED SA ADR (a)	1,104	30,586
Electronic Arts, Inc. (a)	295	41,778
Netflix, Inc. (a)	1,772	866,295
Nintendo Co. Ltd.	102	44,861
Nintendo Co. Ltd. ADR	331	18,208
Roku, Inc. Class A (a)	774	119,885
Sea Ltd. ADR (a)	6,058	740,288
Spotify Technology SA (a)	253	65,228
Take-Two Interactive Software, Inc. (a)	70	11,481
		2,339,448
Interactive Media & Services - 10.5%
Alphabet, Inc. Class A (a)	1,867	2,778,003
CarGurus, Inc. Class A (a)	2,648	76,501
Facebook, Inc. Class A (a)	10,098	2,561,560
Match Group, Inc. (a)	1,372	140,904
Pinterest, Inc. Class A (a)	234	8,024
Snap, Inc. Class A (a)	3,976	89,142
Tencent Holdings Ltd.	6,013	412,481
Twitter, Inc. (a)	940	34,216
Yandex NV Series A (a)	635	36,538
Zoominfo Technologies, Inc.	2,579	105,404
		6,242,773
Media - 0.0%
The New York Times Co. Class A	388	17,902
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	1,589	170,627

TOTAL COMMUNICATION SERVICES		8,770,750

CONSUMER DISCRETIONARY - 26.8%
Auto Components - 0.1%
BorgWarner, Inc.	860	31,476
Automobiles - 3.2%
Harley-Davidson, Inc.	1,286	33,475
Li Auto, Inc. ADR (a)	900	14,400
Tesla, Inc. (a)	1,298	1,857,126
		1,905,001
Distributors - 0.0%
Pool Corp.	60	19,002
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	47	5,040
Youdao, Inc. ADR (a)	193	8,166
		13,206
Hotels, Restaurants & Leisure - 2.4%
Boyd Gaming Corp.	3,131	74,111
Caesars Entertainment, Inc. (a)	3,293	102,248
Chipotle Mexican Grill, Inc. (a)	257	296,876
Churchill Downs, Inc.	708	98,072
Darden Restaurants, Inc.	798	60,568
Domino's Pizza, Inc.	44	17,011
DraftKings, Inc. Class A (a)	535	17,856
Evolution Gaming Group AB (b)	467	31,827
Hilton Worldwide Holdings, Inc.	790	59,290
Kambi Group PLC (a)	712	17,110
Las Vegas Sands Corp.	944	41,196
Marriott International, Inc. Class A	914	76,616
Penn National Gaming, Inc. (a)	5,992	202,829
Starbucks Corp.	1,817	139,055
Texas Roadhouse, Inc. Class A	1,286	72,260
Vail Resorts, Inc.	348	66,826
Wingstop, Inc.	227	35,469
Wynn Resorts Ltd.	372	26,944
		1,436,164
Household Durables - 0.9%
D.R. Horton, Inc.	463	30,632
iRobot Corp. (a)	780	56,698
KB Home	827	27,820
Leggett & Platt, Inc.	276	11,065
Lennar Corp. Class A	708	51,224
NVR, Inc. (a)	8	31,441
PulteGroup, Inc.	312	13,603
Sony Corp. sponsored ADR	645	50,284
Taylor Morrison Home Corp. (a)	2,638	61,861
Tempur Sealy International, Inc. (a)	720	58,284
Toll Brothers, Inc.	1,335	50,997
TRI Pointe Homes, Inc. (a)	3,725	62,282
Whirlpool Corp.	76	12,397
		518,588
Internet & Direct Marketing Retail - 12.7%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,934	485,473
Amazon.com, Inc. (a)	1,771	5,604,648
Chewy, Inc. (a)	114	5,984
Delivery Hero AG (a)(b)	291	33,511
eBay, Inc.	759	41,958
Expedia, Inc.	979	79,309
Farfetch Ltd. Class A (a)	2,117	54,259
Fiverr International Ltd. (a)	415	38,773
JD.com, Inc.:
Class A	516	16,032
sponsored ADR (a)	1,060	67,617
Kogan.Com Ltd.	1,428	16,997
MercadoLibre, Inc. (a)	189	212,553
Ocado Group PLC (a)	886	23,810
Pinduoduo, Inc. ADR (a)	4,605	422,739
The Booking Holdings, Inc. (a)	182	302,508
The RealReal, Inc. (a)	5,712	77,912
Wayfair LLC Class A (a)	523	139,165
		7,623,248
Leisure Products - 0.5%
Bafang Electric Suzhou Co. Ltd. (A Shares)	265	6,062
BRP, Inc.	383	17,156
Callaway Golf Co.	1,267	24,136
Peloton Interactive, Inc. Class A (a)	2,456	167,548
Polaris, Inc.	110	11,399
Vista Outdoor, Inc. (a)	3,073	52,702
		279,003
Multiline Retail - 0.4%
Dollar General Corp.	292	55,597
Dollar Tree, Inc. (a)	1,489	138,998
Ollie's Bargain Outlet Holdings, Inc. (a)	384	40,358
Target Corp.	275	34,617
		269,570
Specialty Retail - 4.3%
Advance Auto Parts, Inc.	37	5,555
Bed Bath & Beyond, Inc.	1,590	17,204
Burlington Stores, Inc. (a)	662	124,456
Carvana Co. Class A (a)	2,664	412,787
Dick's Sporting Goods, Inc.	822	37,500
Five Below, Inc. (a)	1,012	110,217
Floor & Decor Holdings, Inc. Class A (a)	2,839	187,090
Gap, Inc.	2,405	32,155
Lowe's Companies, Inc.	5,560	827,940
Michaels Companies, Inc. (a)	3,705	26,602
RH (a)	864	248,340
The Home Depot, Inc.	1,835	487,174
Vroom, Inc.	419	24,801
Williams-Sonoma, Inc.	380	33,106
		2,574,927
Textiles, Apparel & Luxury Goods - 2.3%
adidas AG	457	125,914
Allbirds, Inc. (a)(c)(d)	215	2,215
Anta Sports Products Ltd.	465	4,410
Aritzia LP (a)	1,262	16,705
Crocs, Inc. (a)	4,177	150,121
Deckers Outdoor Corp. (a)	471	98,557
lululemon athletica, Inc. (a)	1,157	376,708
LVMH Moet Hennessy Louis Vuitton SE	167	72,619
Moncler SpA	1,488	57,141
NIKE, Inc. Class B	3,860	376,775
PVH Corp.	1,109	53,964
VF Corp.	482	29,094
		1,364,223

TOTAL CONSUMER DISCRETIONARY		16,034,408

CONSUMER STAPLES - 2.1%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	138	111,841
Keurig Dr. Pepper, Inc.	2,009	61,455
Monster Beverage Corp. (a)	1,310	102,809
		276,105
Food & Staples Retailing - 0.6%
BJ's Wholesale Club Holdings, Inc. (a)	2,423	97,041
Costco Wholesale Corp.	457	148,767
Kroger Co.	2,206	76,747
Performance Food Group Co. (a)	1,634	45,785
Zur Rose Group AG (a)	38	10,492
		378,832
Food Products - 0.1%
Act II Global Acquisition Corp. Class A (a)	2,886	20,029
Freshpet, Inc. (a)	157	15,080
JDE Peet's BV	700	31,127
		66,236
Household Products - 0.7%
Clorox Co.	569	134,574
Procter & Gamble Co.	1,567	205,465
Reckitt Benckiser Group PLC	399	40,008
		380,047
Personal Products - 0.1%
Herbalife Nutrition Ltd. (a)	1,447	74,144
Tobacco - 0.1%
JUUL Labs, Inc. Class A (a)(c)(d)	217	21,824
Swedish Match Co. AB	674	51,661
		73,485

TOTAL CONSUMER STAPLES		1,248,849

ENERGY - 0.7%
Oil, Gas & Consumable Fuels - 0.7%
Occidental Petroleum Corp. warrants 8/3/27 (a)	35	196
Reliance Industries Ltd.	13,054	360,170
Reliance Industries Ltd. (a)	885	13,907
Reliance Industries Ltd. sponsored GDR (b)	593	32,674
		406,947
FINANCIALS - 0.8%
Banks - 0.0%
Kotak Mahindra Bank Ltd.	733	13,362
Capital Markets - 0.4%
BlackRock, Inc. Class A	123	70,726
Goldman Sachs Group, Inc.	131	25,933
Insurance Acquisition Corp. Class A (a)	1,916	20,520
London Stock Exchange Group PLC	180	19,883
Moody's Corp.	36	10,127
Morgan Stanley	557	27,226
MSCI, Inc.	207	77,828
Open Lending Corp. (a)	339	5,749
		257,992
Consumer Finance - 0.2%
Ally Financial, Inc.	2,868	57,647
Capital One Financial Corp.	693	44,213
Discover Financial Services	228	11,270
		113,130
Diversified Financial Services - 0.0%
dMY Technology Group, Inc. (a)	1,499	15,867
Insurance - 0.2%
eHealth, Inc. (a)	1,217	84,143
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	365	8,681

TOTAL FINANCIALS		493,175

HEALTH CARE - 9.4%
Biotechnology - 2.8%
ACADIA Pharmaceuticals, Inc. (a)	311	12,928
Acceleron Pharma, Inc. (a)	663	65,750
ADC Therapeutics SA (a)	500	23,250
Agios Pharmaceuticals, Inc. (a)	116	5,257
Aimmune Therapeutics, Inc. (a)	405	5,350
Akouos, Inc. (a)	400	7,820
Allakos, Inc. (a)	276	20,719
Alnylam Pharmaceuticals, Inc. (a)	1,197	174,475
Annexon, Inc. (a)	735	13,399
Arcutis Biotherapeutics, Inc. (a)	400	10,680
Argenx SE ADR (a)	76	17,490
Ascendis Pharma A/S sponsored ADR (a)	382	52,567
Avidity Biosciences, Inc.	300	8,457
BeiGene Ltd. (a)	331	5,445
BeiGene Ltd. ADR (a)	79	16,511
BioNTech SE:
ADR (a)	81	6,651
rights 8/14/20 (a)	23	0
BioXcel Therapeutics, Inc. (a)	112	5,080
Bridgebio Pharma, Inc. (a)	201	5,656
Coherus BioSciences, Inc. (a)	288	5,066
Crinetics Pharmaceuticals, Inc. (a)	261	3,623
FibroGen, Inc. (a)	496	20,073
Forma Therapeutics Holdings, Inc.	300	10,488
Fusion Pharmaceuticals, Inc. (a)	400	5,504
Generation Bio Co.	300	5,892
Generation Bio Co.	452	7,989
Global Blood Therapeutics, Inc. (a)	1,441	97,239
Immunomedics, Inc. (a)	308	13,007
Insmed, Inc. (a)	354	9,246
Ionis Pharmaceuticals, Inc. (a)	36	2,072
Karuna Therapeutics, Inc. (a)	173	14,151
Mirati Therapeutics, Inc. (a)	58	7,036
Moderna, Inc. (a)	562	41,644
Morphic Holding, Inc. (a)	168	3,782
Myovant Sciences Ltd. (a)	1,167	17,738
Neurocrine Biosciences, Inc. (a)	748	90,029
Principia Biopharma, Inc. (a)	279	23,324
Protagonist Therapeutics, Inc. (a)	326	5,128
Regeneron Pharmaceuticals, Inc. (a)	830	524,618
Relay Therapeutics, Inc. (a)	300	10,638
Revolution Medicines, Inc.	653	15,750
Sage Therapeutics, Inc. (a)	506	23,058
Sarepta Therapeutics, Inc. (a)	805	123,584
Seattle Genetics, Inc. (a)	124	20,617
Turning Point Therapeutics, Inc. (a)	663	39,269
Vaxcyte, Inc.	600	18,846
Xencor, Inc. (a)	200	6,018
Zai Lab Ltd. ADR (a)	793	60,355
		1,683,269
Health Care Equipment & Supplies - 3.3%
Atricure, Inc. (a)	104	4,244
Axonics Modulation Technologies, Inc. (a)	1,281	54,263
Becton, Dickinson & Co.	1,044	293,719
Danaher Corp.	197	40,149
DexCom, Inc. (a)	634	276,132
Hologic, Inc. (a)	998	69,640
InMode Ltd. (a)	716	23,170
Insulet Corp. (a)	526	106,967
Intuitive Surgical, Inc. (a)	755	517,507
Masimo Corp. (a)	330	72,640
Novocure Ltd. (a)	183	13,870
Quidel Corp. (a)	868	245,184
Shockwave Medical, Inc. (a)	1,092	53,857
Tandem Diabetes Care, Inc. (a)	1,137	118,771
West Pharmaceutical Services, Inc.	232	62,378
		1,952,491
Health Care Providers & Services - 1.0%
1Life Healthcare, Inc. (a)	996	29,492
Alignment Healthcare Partners unit (c)(d)	380	6,064
Guardant Health, Inc. (a)	551	46,934
Humana, Inc.	400	156,980
UnitedHealth Group, Inc.	1,245	376,961
		616,431
Life Sciences Tools & Services - 0.8%
10X Genomics, Inc. (a)	463	45,545
Berkeley Lights, Inc. (a)	300	17,991
Eurofins Scientific SA	15	9,750
Nanostring Technologies, Inc. (a)	490	17,694
Thermo Fisher Scientific, Inc.	965	399,462
		490,442
Pharmaceuticals - 1.5%
AstraZeneca PLC sponsored ADR	4,139	230,873
Eli Lilly & Co.	1,632	245,273
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	2,259	9,764
Horizon Pharma PLC (a)	636	38,917
Intra-Cellular Therapies, Inc. (a)	520	10,309
MyoKardia, Inc. (a)	95	8,562
Nektar Therapeutics (a)	664	14,714
OptiNose, Inc. (a)	996	5,075
Roche Holding AG (participation certificate)	139	48,144
Royalty Pharma PLC	397	17,091
Zoetis, Inc. Class A	1,667	252,851
		881,573

TOTAL HEALTH CARE		5,624,206

INDUSTRIALS - 3.9%
Aerospace & Defense - 0.1%
Avon Rubber PLC	258	11,212
Axon Enterprise, Inc. (a)	370	30,758
		41,970
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	482	36,160
Airlines - 0.0%
Spirit Airlines, Inc. (a)	1,456	23,019
Building Products - 0.0%
Fortune Brands Home & Security, Inc.	266	20,349
The AZEK Co., Inc.	300	10,350
		30,699
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	591	55,111
HNI Corp.	282	8,375
HomeServe PLC	1,213	21,086
Knoll, Inc.	786	9,204
Steelcase, Inc. Class A	986	10,580
		104,356
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	1,949	83,476
Electrical Equipment - 0.1%
Sensata Technologies, Inc. PLC (a)	850	32,283
Machinery - 0.1%
Nikola Corp. (a)	1,724	51,720
Professional Services - 0.3%
Equifax, Inc.	741	120,457
Manpower, Inc.	573	39,417
		159,874
Road & Rail - 2.9%
Knight-Swift Transportation Holdings, Inc. Class A	1,891	82,240
Lyft, Inc. (a)	29,972	876,082
Uber Technologies, Inc. (a)	26,464	800,801
		1,759,123

TOTAL INDUSTRIALS		2,322,680

INFORMATION TECHNOLOGY - 39.2%
Electronic Equipment & Components - 0.7%
Flextronics International Ltd. (a)	2,341	26,898
FLIR Systems, Inc.	1,351	56,283
II-VI, Inc. (a)	4,743	240,565
Jabil, Inc.	2,853	99,456
		423,202
IT Services - 6.5%
Alliance Data Systems Corp.	386	17,123
Endava PLC ADR (a)	414	21,383
MasterCard, Inc. Class A	2,816	868,820
MongoDB, Inc. Class A (a)	373	85,447
PayPal Holdings, Inc. (a)	3,734	732,125
Repay Holdings Corp. (a)	979	21,665
Riskified Ltd. warrants (a)(c)(d)	5	0
Shopify, Inc. Class A (a)	288	294,521
Square, Inc. (a)	995	129,201
Twilio, Inc. Class A (a)	1,347	373,685
Visa, Inc. Class A	6,543	1,245,787
Wix.com Ltd. (a)	406	117,935
		3,907,692
Semiconductors & Semiconductor Equipment - 10.0%
Advanced Micro Devices, Inc. (a)	5,585	432,447
Cirrus Logic, Inc. (a)	455	31,181
Enphase Energy, Inc. (a)	914	55,169
Inphi Corp. (a)	94	12,282
Lam Research Corp.	100	37,716
Lattice Semiconductor Corp. (a)	1,033	32,116
Marvell Technology Group Ltd.	41,953	1,530,026
MediaTek, Inc.	1,136	27,121
Micron Technology, Inc. (a)	5,832	291,921
Monolithic Power Systems, Inc.	24	6,360
NVIDIA Corp.	5,436	2,308,071
NXP Semiconductors NV	7,892	927,547
ON Semiconductor Corp. (a)	840	17,304
SolarEdge Technologies, Inc. (a)	206	36,071
STMicroelectronics NV (NY Shares) unit	1,294	36,154
Synaptics, Inc. (a)	267	21,365
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	428	33,765
Universal Display Corp.	315	54,952
Xilinx, Inc.	512	54,963
		5,946,531
Software - 12.6%
Adobe, Inc. (a)	1,855	824,214
Avalara, Inc. (a)	259	34,823
Bill.Com Holdings, Inc. (a)	555	51,676
Cloudflare, Inc. (a)	300	12,486
Coupa Software, Inc. (a)	274	83,967
Crowdstrike Holdings, Inc. (a)	1,052	119,086
DocuSign, Inc. (a)	400	86,732
Dynatrace, Inc.	550	23,007
Elastic NV (a)	887	85,321
Epic Games, Inc. (c)(d)	9	5,175
Five9, Inc. (a)	253	30,567
HubSpot, Inc. (a)	346	81,175
Lightspeed POS, Inc. (a)	2,644	74,694
Microsoft Corp.	19,509	3,999,540
Paycom Software, Inc. (a)	182	51,755
Ping Identity Holding Corp. (a)	503	17,283
RingCentral, Inc. (a)	421	122,204
Salesforce.com, Inc. (a)	6,786	1,322,252
ServiceNow, Inc.(a)	464	203,789
Slack Technologies, Inc. Class A (a)	1,268	37,469
Smartsheet, Inc. (a)	204	9,739
Snowflake Computing, Inc. Class B (c)(d)	47	1,822
Tanium, Inc. Class B(a)(c)(d)	131	1,493
The Trade Desk, Inc. (a)	385	173,758
Workday, Inc. Class A (a)	211	38,174
Zoom Video Communications, Inc. Class A (a)	258	65,509
		7,557,710
Technology Hardware, Storage & Peripherals - 9.4%
Apple, Inc.	13,181	5,602,452

TOTAL INFORMATION TECHNOLOGY		23,437,587

MATERIALS - 0.2%
Chemicals - 0.2%
The Chemours Co. LLC	5,392	99,914
Metals & Mining - 0.0%
ArcelorMittal SA Class A unit (a)	1,702	18,671
Barrick Gold Corp.	209	6,042
MMC Norilsk Nickel PJSC sponsored ADR	225	5,911
		30,624

TOTAL MATERIALS		130,538

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.1%
Ant International Co. Ltd. Class C(a)(c)(d)	2,450	25,627
Douglas Emmett, Inc.	442	12,880
Equinix, Inc.	46	36,132
		74,639
Real Estate Management & Development - 0.2%
Redfin Corp. (a)	2,828	117,588

TOTAL REAL ESTATE		192,227

TOTAL COMMON STOCKS
(Cost $38,632,199)		58,661,367

Preferred Stocks - 0.4%
Convertible Preferred Stocks - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (c)(d)	3,444	53,348
Hotels, Restaurants & Leisure - 0.0%
Topgolf International, Inc. Series F (a)(c)(d)	217	2,752
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E(a)(c)(d)	282	5,527
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(c)(d)	85	876
Series B (a)(c)(d)	15	155
Series C (a)(c)(d)	140	1,442
Series Seed (a)(c)(d)	45	464
		2,937
TOTAL CONSUMER DISCRETIONARY		64,564
CONSUMER STAPLES - 0.1%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (c)(d)	78	2,978
Roofoods Ltd. Series F(a)(c)(d)	17	5,908
Sweetgreen, Inc.:
Series C (c)(d)	13	193
Series D (c)(d)	205	3,050
Series H (a)(c)(d)	1,969	29,299
Series I (c)(d)	482	7,172
		48,600
Food Products - 0.0%
Agbiome LLC Series C (a)(c)(d)	557	3,528
Tobacco - 0.0%
JUUL Labs, Inc. Series E (a)(c)(d)	127	12,772
TOTAL CONSUMER STAPLES		64,900
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D (c)(d)	528	5,685
HEALTH CARE - 0.1%
Biotechnology - 0.1%
23andMe, Inc. Series F (a)(c)(d)	339	3,543
Nuvation Bio, Inc. Series A (a)(c)(d)(e)	7,400	6,956
		10,499
INFORMATION TECHNOLOGY - 0.1%
Internet Software & Services - 0.0%
ContextLogic, Inc. Series G (a)(c)(d)	67	11,715
Starry, Inc.:
Series C(a)(c)(d)	3,181	4,549
Series D(a)(c)(d)	7,310	10,453
		26,717
IT Services - 0.0%
Riskified Ltd. Series E (c)(d)	625	5,947
Software - 0.1%
ACV Auctions, Inc. Series E (c)(d)	754	4,464
Bird Rides, Inc.:
Series C (a)(c)(d)	1,434	14,942
Series D (c)(d)	200	2,084
Compass, Inc. Series E (a)(c)(d)	28	3,538
UiPath, Inc.:
Series A1 (a)(c)(d)	273	5,076
Series B1 (a)(c)(d)	15	279
Series B2 (a)(c)(d)	69	1,283
		31,666
TOTAL INFORMATION TECHNOLOGY		64,330

TOTAL CONVERTIBLE PREFERRED STOCKS		209,978

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (c)(d)	26,100	522
Series 1D (c)(d)	58,561	1,171
Waymo LLC Series A2 (c)(d)	127	10,905
		12,598
TOTAL PREFERRED STOCKS
(Cost $222,783)		222,576
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (c)(d)	5,000	5,000
4% 6/12/27 (c)(d)	3,170	3,170
TOTAL CONVERTIBLE BONDS
(Cost $8,170)		8,170
	Shares	Value

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.14% (f)	773,133	773,365
Fidelity Securities Lending Cash Central Fund 0.13% (f)(g)	13,208	13,210
TOTAL MONEY MARKET FUNDS
(Cost $786,521)		786,575
TOTAL INVESTMENT IN SECURITIES - 99.8%
(Cost $39,649,673)		59,678,688
NET OTHER ASSETS (LIABILITIES) - 0.2%		147,301
NET ASSETS - 100%		$59,825,989

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $107,776 or 0.2% of net assets.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $294,964 or 0.5% of net assets.

 (d) Level 3 security

 (e) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$4,707
ACV Auctions, Inc. Series E	11/6/19	$4,170
Agbiome LLC Series C	6/29/18	$3,528
Alignment Healthcare Partners unit	2/28/20	$4,605
Allbirds, Inc.	10/9/18	$2,358
Allbirds, Inc. Series A	10/9/18	$932
Allbirds, Inc. Series B	10/9/18	$165
Allbirds, Inc. Series C	10/9/18	$1,535
Allbirds, Inc. Series Seed	10/9/18	$494
Ant International Co. Ltd. Class C	5/16/18	$13,745
Bird Rides, Inc. Series C	12/21/18	$16,843
Bird Rides, Inc. Series D	9/30/19	$2,584
Blink Health LLC Series C	11/7/19	$2,978
Compass, Inc. Series E	11/3/17	$1,889
ContextLogic, Inc. Series G	10/24/17	$9,014
Epic Games, Inc.	7/30/20	$5,175
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$5,804
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$3,263
Neutron Holdings, Inc. Series 1C	7/3/18	$4,772
Neutron Holdings, Inc. Series 1D	1/25/19	$14,201
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$5,000
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$3,170
Nuvation Bio, Inc. Series A	6/17/19	$5,708
Riskified Ltd. Series E	10/28/19	$5,947
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$53,348
Roofoods Ltd. Series F	9/12/17	$6,011
Snowflake Computing, Inc. Class B	3/19/20	$1,823
Sonder Holdings, Inc. Series D	12/20/19	$5,542
Starry, Inc. Series C	12/8/17	$2,933
Starry, Inc. Series D	3/6/19 - 7/30/20	$10,453
Sweetgreen, Inc. Series C	9/13/19	$222
Sweetgreen, Inc. Series D	9/13/19	$3,506
Sweetgreen, Inc. Series H	11/9/18	$25,676
Sweetgreen, Inc. Series I	9/13/19	$8,242
Tanium, Inc. Class B	4/21/17	$650
The Honest Co., Inc. Series E	9/28/17	$5,529
Topgolf International, Inc. Series F	11/10/17	$3,002
UiPath, Inc. Series A1	6/14/19	$3,581
UiPath, Inc. Series B1	6/14/19	$197
UiPath, Inc. Series B2	6/14/19	$905
Waymo LLC Series A2	5/8/20	$10,905

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,939
Fidelity Securities Lending Cash Central Fund	454
Total	$7,393

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,770,750	$8,313,408	$457,342	$--
Consumer Discretionary	16,111,570	15,959,574	72,619	79,377
Consumer Staples	1,313,749	1,187,017	40,008	86,724
Energy	406,947	406,947	--	--
Financials	498,860	473,292	19,883	5,685
Health Care	5,634,705	5,562,009	56,133	16,563
Industrials	2,322,680	2,322,680	--	--
Information Technology	23,501,917	23,429,097	--	72,820
Materials	130,538	130,538	--	--
Real Estate	192,227	166,600	--	25,627
Corporate Bonds	8,170	--	--	8,170
Money Market Funds	786,575	786,575	--	--
Total Investments in Securities:	$59,678,688	$58,737,737	$645,985	$294,966

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Cayman Islands	3.7%
Bermuda	2.6%
Netherlands	1.9%
Others (Individually Less Than 1%)	3.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $12,691) — See accompanying schedule: Unaffiliated issuers (cost $38,863,152)	$58,892,113
Fidelity Central Funds (cost $786,521)	786,575
Total Investment in Securities (cost $39,649,673)		$59,678,688
Cash		65,422
Foreign currency held at value (cost $201)		201
Receivable for investments sold		813,732
Receivable for fund shares sold		42,459
Dividends receivable		9,784
Interest receivable		49
Distributions receivable from Fidelity Central Funds		455
Total assets		60,610,790
Liabilities
Payable for investments purchased
Regular delivery	$722,709
Delayed delivery	2,854
Payable for fund shares redeemed	23,247
Other payables and accrued expenses	22,781
Collateral on securities loaned	13,210
Total liabilities		784,801
Net Assets		$59,825,989
Net Assets consist of:
Paid in capital		$39,738,345
Total accumulated earnings (loss)		20,087,644
Net Assets		$59,825,989
Net Asset Value, offering price and redemption price per share ($59,825,989 ÷ 2,868,076 shares)		$20.86

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$219,000
Interest		49
Income from Fidelity Central Funds (including $454 from security lending)		7,393
Total income		226,442
Expenses
Independent trustees' fees and expenses	$207
Proxy	1,095
Commitment fees	81
Total expenses before reductions	1,383
Expense reductions	(105)
Total expenses after reductions		1,278
Net investment income (loss)		225,164
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	143,494
Fidelity Central Funds	135
Foreign currency transactions	(59)
Total net realized gain (loss)		143,570
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $21,729)	14,913,300
Fidelity Central Funds	54
Assets and liabilities in foreign currencies	55
Total change in net unrealized appreciation (depreciation)		14,913,409
Net gain (loss)		15,056,979
Net increase (decrease) in net assets resulting from operations		$15,282,143

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$225,164	$163,516
Net realized gain (loss)	143,570	(33,301)
Change in net unrealized appreciation (depreciation)	14,913,409	1,999,557
Net increase (decrease) in net assets resulting from operations	15,282,143	2,129,772
Distributions to shareholders	(196,937)	(527,366)
Share transactions
Proceeds from sales of shares	37,477,878	13,070,532
Reinvestment of distributions	196,937	527,366
Cost of shares redeemed	(17,266,806)	(5,508,574)
Net increase (decrease) in net assets resulting from share transactions	20,408,009	8,089,324
Total increase (decrease) in net assets	35,493,215	9,691,730
Net Assets
Beginning of period	24,332,774	14,641,044
End of period	$59,825,989	$24,332,774
Other Information
Shares
Sold	2,290,467	960,082
Issued in reinvestment of distributions	13,044	38,970
Redeemed	(1,084,183)	(392,765)
Net increase (decrease)	1,219,328	606,287

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Large Cap Growth Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$14.76	$14.04	$11.33	$10.00
Income from Investment Operations
Net investment income (loss)B	.10	.11	.11C	.03
Net realized and unrealized gain (loss)	6.12	1.06	2.69	1.30
Total from investment operations	6.22	1.17	2.80	1.33
Distributions from net investment income	(.12)	(.11)	(.06)	–
Distributions from net realized gain	–	(.35)	(.04)	–
Total distributions	(.12)	(.45)D	(.09)E	–
Net asset value, end of period	$20.86	$14.76	$14.04	$11.33
Total ReturnF,G	42.45%	8.66%	24.90%	13.30%
Ratios to Average Net AssetsH,I
Expenses before reductionsJ	-%	-%	-%	- %K
Expenses net of fee waivers, if anyJ	-%	-%	-%	- %K
Expenses net of all reductionsJ	-%	-%	-%	- %K
Net investment income (loss)	.62%	.83%	.87%C	.79%K
Supplemental Data
Net assets, end of period (000 omitted)	$59,826	$24,333	$14,641	$8,576
Portfolio turnover rateL	70%	55%	65%	17%M

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .77%.

 D Total distributions of $.45 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.347 per share.

 E Total distributions of $.09 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.035 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Amount represents less than .005%.

 K Annualized

 L Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Flex Large Cap Growth Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$20,644,423
Gross unrealized depreciation	(987,148)
Net unrealized appreciation (depreciation)	$19,657,275
Tax Cost	$40,021,413

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$164,400
Undistributed long-term capital gain	$287,675
Net unrealized appreciation (depreciation) on securities and other investments	$19,657,298

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$196,937	$ 308,405
Long-term Capital Gains	–	218,961
Total	$196,937	$ 527,366

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Flex Large Cap Growth Fund	44,717,407	25,197,073

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Flex Large Cap Growth Fund	$1,772

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Flex Large Cap Growth Fund	$81

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from Fidelity Central Funds is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $105.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Flex Large Cap Growth Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Large Cap Growth Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Flex Large Cap Growth Fund	.01%
Actual		$1,000.00	$1,247.60	$.06
Hypothetical-C		$1,000.00	$1,024.81	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Large Cap Growth Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $0.097 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.055 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $287,675 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 85% and 82 % of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 96 % and 94 % of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

ZLG-ANN-0920
1.9881575.103

Fidelity® Blue Chip Growth K6 Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® Blue Chip Growth K6 Fund	41.55%	23.28%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Blue Chip Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Period Ending Values
$19,483	Fidelity® Blue Chip Growth K6 Fund
$18,126	Russell 1000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Sonu Kalra:  For the fiscal year ending July 31, 2020, the fund gained 41.55%, outperforming the 29.84% result of the benchmark Russell 1000 Growth Index. The primary contributor to performance versus the benchmark was security selection and overweighting in consumer discretionary. Strong picks in information technology also helped, as did stock selection in the communication services sector – especially within the media & entertainment industry. The biggest individual relative contributor was an overweight position in Tesla (+491%). Also adding value was our overweighting in Nvidia, which gained about 153%. Nvidia and Tesla were among the largest fund holdings, on average. Another key contributor was our out-of-benchmark position in SEA (+249%). Conversely, stock picks in the transportation industry, an underweighting in information technology and security selection in consumer staples all hindered relative performance. Among individual stocks, out-of-index positions in Lyft (-50%) and General Electric (-36%) detracted notably. We no longer held General Electric by period end but increased the fund’s stake in Lyft. An underweighting in Apple, a very large component in the benchmark that performed well, also detracted. Notable changes in positioning included increased exposure to the consumer discretionary sector and a lower allocation to communication services.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Amazon.com, Inc.	9.2
Apple, Inc.	9.0
Microsoft Corp.	5.9
Alphabet, Inc. Class A	4.6
Facebook, Inc. Class A	4.3
NVIDIA Corp.	3.7
Tesla, Inc.	3.1
Marvell Technology Group Ltd.	2.5
Salesforce.com, Inc.	2.5
Visa, Inc. Class A	2.1
46.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	38.7
Consumer Discretionary	27.7
Communication Services	14.8
Health Care	9.8
Industrials	3.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	98.8%
Convertible Securities	0.5%
Short-Term Investments and Net Other Assets (Liabilities)	0.7%

 * Foreign investments - 12.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
COMMUNICATION SERVICES - 14.8%
Entertainment - 4.2%
Activision Blizzard, Inc.	332,718	$27,492,488
CD Projekt RED SA (a)	88	9,445
CD Projekt RED SA ADR (a)	71,503	1,980,991
Electronic Arts, Inc. (a)	19,100	2,704,942
Netflix, Inc. (a)	131,357	64,217,810
Nintendo Co. Ltd.	6,448	2,835,897
Nintendo Co. Ltd. ADR	17,257	949,308
Roku, Inc. Class A (a)	51,095	7,914,105
Sea Ltd. ADR (a)	386,262	47,201,216
Spotify Technology SA (a)	16,766	4,322,610
Take-Two Interactive Software, Inc. (a)	4,368	716,439
		160,345,251
Interactive Media & Services - 10.3%
Alphabet, Inc. Class A (a)	118,742	176,682,159
CarGurus, Inc. Class A (a)	173,709	5,018,453
Facebook, Inc. Class A (a)	655,680	166,326,346
Match Group, Inc. (a)	82,272	8,449,334
Pinterest, Inc. Class A (a)	15,100	517,779
Snap, Inc. Class A (a)	262,548	5,886,326
Tencent Holdings Ltd.	357,253	24,506,919
Twitter, Inc. (a)	60,300	2,194,920
Yandex NV Series A (a)	42,171	2,426,519
Zoominfo Technologies, Inc.	166,870	6,819,977
		398,828,732
Media - 0.0%
The New York Times Co. Class A	25,300	1,167,342
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	103,443	11,107,709

TOTAL COMMUNICATION SERVICES		571,449,034

CONSUMER DISCRETIONARY - 27.6%
Auto Components - 0.1%
BorgWarner, Inc.	53,898	1,972,667
Lear Corp.	4,846	534,901
		2,507,568
Automobiles - 3.2%
Harley-Davidson, Inc.	83,100	2,163,093
Li Auto, Inc. ADR (a)	59,700	955,200
Tesla, Inc. (a)	83,618	119,637,290
		122,755,583
Distributors - 0.0%
Pool Corp.	3,948	1,250,332
Diversified Consumer Services - 0.0%
Bright Horizons Family Solutions, Inc. (a)	3,187	341,774
Youdao, Inc. ADR (a)	12,400	524,644
		866,418
Hotels, Restaurants & Leisure - 2.5%
Boyd Gaming Corp.	177,745	4,207,224
Caesars Entertainment, Inc. (a)	272,190	8,451,500
Chipotle Mexican Grill, Inc. (a)	16,560	19,129,450
Churchill Downs, Inc.	45,516	6,304,876
Darden Restaurants, Inc.	48,641	3,691,852
Domino's Pizza, Inc.	2,900	1,121,169
DraftKings, Inc. Class A (a)	34,800	1,161,450
Evolution Gaming Group AB (b)	35,559	2,423,437
Hilton Worldwide Holdings, Inc.	50,974	3,825,599
Kambi Group PLC (a)	36,400	874,731
Las Vegas Sands Corp.	59,597	2,600,813
Marriott International, Inc. Class A	59,102	4,954,225
Penn National Gaming, Inc. (a)	385,587	13,052,120
Planet Fitness, Inc. (a)	2,645	138,069
Starbucks Corp.	137,671	10,535,962
Texas Roadhouse, Inc. Class A	76,382	4,291,905
Vail Resorts, Inc.	22,986	4,414,002
Wingstop, Inc.	14,875	2,324,219
Wynn Resorts Ltd.	27,729	2,008,411
		95,511,014
Household Durables - 0.9%
D.R. Horton, Inc.	29,834	1,973,817
iRobot Corp. (a)(c)	51,782	3,764,034
KB Home	54,361	1,828,704
Leggett & Platt, Inc.	17,995	721,420
Lennar Corp. Class A	47,322	3,423,747
NVR, Inc. (a)	415	1,631,012
PulteGroup, Inc.	20,300	885,080
Sony Corp. sponsored ADR	45,382	3,537,981
Taylor Morrison Home Corp. (a)	172,129	4,036,425
Tempur Sealy International, Inc. (a)	40,908	3,311,503
Toll Brothers, Inc.	88,173	3,368,209
TRI Pointe Homes, Inc. (a)	242,710	4,058,111
Whirlpool Corp.	5,000	815,600
		33,355,643
Internet & Direct Marketing Retail - 13.0%
Alibaba Group Holding Ltd. sponsored ADR (a)	138,323	34,721,839
Amazon.com, Inc. (a)	112,108	354,785,939
Chewy, Inc. (a)(c)	7,276	381,917
Delivery Hero AG (a)(b)	17,274	1,989,212
eBay, Inc.	50,349	2,783,293
Expedia, Inc.	64,054	5,189,015
Farfetch Ltd. Class A (a)	136,001	3,485,706
Fiverr International Ltd. (a)	26,726	2,497,010
JD.com, Inc.:
Class A	34,927	1,085,174
sponsored ADR (a)	68,689	4,381,671
Kogan.Com Ltd.	93,203	1,109,371
MercadoLibre, Inc. (a)	13,741	15,453,403
Ocado Group PLC (a)	77,179	2,074,091
Pinduoduo, Inc. ADR (a)	325,699	29,899,168
The Booking Holdings, Inc. (a)	12,277	20,405,970
The RealReal, Inc. (a)(c)	347,269	4,736,749
Wayfair LLC Class A (a)	59,480	15,827,033
		500,806,561
Leisure Products - 0.2%
Bafang Electric Suzhou Co. Ltd. (A Shares)	17,200	393,483
BRP, Inc.	25,264	1,131,688
Callaway Golf Co.	71,887	1,369,447
Peloton Interactive, Inc. Class A (a)	29,301	1,998,914
Polaris, Inc.	7,401	766,966
Vista Outdoor, Inc. (a)	193,139	3,312,334
		8,972,832
Multiline Retail - 0.4%
Dollar General Corp.	18,509	3,524,114
Dollar Tree, Inc. (a)	97,792	9,128,883
Nordstrom, Inc. (c)	22,637	309,901
Ollie's Bargain Outlet Holdings, Inc. (a)	24,952	2,622,455
Target Corp.	18,313	2,305,240
		17,890,593
Specialty Retail - 4.5%
Advance Auto Parts, Inc.	2,467	370,395
Bed Bath & Beyond, Inc.	30,400	328,928
Burlington Stores, Inc. (a)	45,515	8,556,820
Carvana Co. Class A (a)	176,035	27,276,623
Dick's Sporting Goods, Inc.	54,803	2,500,113
Five Below, Inc. (a)	64,643	7,040,269
Floor & Decor Holdings, Inc. Class A (a)	177,725	11,712,078
Gap, Inc.	138,780	1,855,489
Lowe's Companies, Inc.	379,720	56,544,105
Michaels Companies, Inc. (a)	240,400	1,726,072
RH (a)(c)	61,174	17,583,243
The Home Depot, Inc.	127,371	33,815,727
Vroom, Inc.	16,652	985,632
Williams-Sonoma, Inc.	25,395	2,212,412
		172,507,906
Textiles, Apparel & Luxury Goods - 2.8%
adidas AG	30,078	8,287,166
Allbirds, Inc. (a)(d)(e)	11,760	121,128
Anta Sports Products Ltd.	29,849	283,073
Aritzia LP (a)	82,390	1,090,578
Crocs, Inc. (a)	245,939	8,839,048
Deckers Outdoor Corp. (a)	29,907	6,258,040
lululemon athletica, Inc. (a)	127,255	41,432,955
LVMH Moet Hennessy Louis Vuitton SE	10,095	4,389,742
Moncler SpA	85,596	3,286,987
NIKE, Inc. Class B	288,930	28,202,457
PVH Corp.	73,023	3,553,299
VF Corp.	25,671	1,549,502
		107,293,975

TOTAL CONSUMER DISCRETIONARY		1,063,718,425

CONSUMER STAPLES - 2.2%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	8,829	7,155,375
Keurig Dr. Pepper, Inc.	132,030	4,038,798
Monster Beverage Corp. (a)	85,280	6,692,774
		17,886,947
Food & Staples Retailing - 0.7%
BJ's Wholesale Club Holdings, Inc. (a)	159,630	6,393,182
Costco Wholesale Corp.	31,527	10,262,984
Kroger Co.	145,222	5,052,273
Performance Food Group Co. (a)	97,051	2,719,369
Zur Rose Group AG (a)	2,490	687,469
		25,115,277
Food Products - 0.1%
Act II Global Acquisition Corp. Class A (a)	191,685	1,330,294
Freshpet, Inc. (a)	9,979	958,483
JDE Peet's BV	45,956	2,043,554
		4,332,331
Household Products - 0.7%
Clorox Co.	37,535	8,877,403
Procter & Gamble Co.	104,202	13,662,966
Reckitt Benckiser Group PLC	26,329	2,639,999
		25,180,368
Personal Products - 0.1%
Herbalife Nutrition Ltd. (a)	94,854	4,860,319
Tobacco - 0.1%
JUUL Labs, Inc. Class A (a)(d)(e)	23,134	2,326,586
Swedish Match Co. AB	44,134	3,382,821
		5,709,407

TOTAL CONSUMER STAPLES		83,084,649

ENERGY - 0.6%
Oil, Gas & Consumable Fuels - 0.6%
Occidental Petroleum Corp. warrants 8/3/27 (a)	2,300	12,880
Reliance Industries Ltd.	782,242	21,582,654
Reliance Industries Ltd. (a)	52,149	819,474
Reliance Industries Ltd. sponsored GDR (b)	39,052	2,151,765
		24,566,773
FINANCIALS - 0.9%
Banks - 0.0%
Kotak Mahindra Bank Ltd.	72,602	1,323,494
Capital Markets - 0.5%
BlackRock, Inc. Class A	7,906	4,546,029
Goldman Sachs Group, Inc.	8,738	1,729,774
Insurance Acquisition Corp. Class A (a)	126,014	1,349,610
London Stock Exchange Group PLC	17,460	1,928,613
Moody's Corp.	2,285	642,771
Morgan Stanley	37,217	1,819,167
MSCI, Inc.	13,080	4,917,818
Open Lending Corp. (a)(c)	22,000	373,120
		17,306,902
Consumer Finance - 0.2%
Ally Financial, Inc.	193,442	3,888,184
Capital One Financial Corp.	45,107	2,877,827
Discover Financial Services	20,827	1,029,479
Synchrony Financial	18,183	402,390
		8,197,880
Diversified Financial Services - 0.0%
dMY Technology Group, Inc. (a)	85,500	905,018
Insurance - 0.2%
eHealth, Inc. (a)(c)	80,263	5,549,384
Thrifts & Mortgage Finance - 0.0%
Housing Development Finance Corp. Ltd.	65,160	1,549,811

TOTAL FINANCIALS		34,832,489

HEALTH CARE - 9.8%
Biotechnology - 3.2%
ACADIA Pharmaceuticals, Inc. (a)	38,813	1,613,456
Acceleron Pharma, Inc. (a)	39,833	3,950,239
ADC Therapeutics SA (a)	29,618	1,377,237
Agios Pharmaceuticals, Inc. (a)	37,602	1,704,123
Aimmune Therapeutics, Inc. (a)(c)	65,575	866,246
Akouos, Inc. (a)	24,980	488,359
Allakos, Inc. (a)(c)	6,948	521,586
Alnylam Pharmaceuticals, Inc. (a)	78,063	11,378,463
Annexon, Inc. (a)(c)	47,800	871,394
Arcutis Biotherapeutics, Inc. (a)	36,725	980,558
Argenx SE ADR (a)	7,558	1,739,323
Ascendis Pharma A/S sponsored ADR (a)	41,703	5,738,750
Avidity Biosciences, Inc.	21,075	594,104
BeiGene Ltd. (a)	51,200	842,290
BeiGene Ltd. ADR (a)	13,567	2,835,503
BioNTech SE:
ADR (a)	6,260	514,009
rights 8/14/20 (a)	2,460	0
BioXcel Therapeutics, Inc. (a)	7,200	326,592
Bridgebio Pharma, Inc. (a)(c)	12,449	350,315
Cibus Corp.:
Series C (a)(d)(e)(f)	133,810	239,679
Series D (a)(d)(e)(f)	134,400	168,000
Coherus BioSciences, Inc. (a)(c)	49,146	864,478
Crinetics Pharmaceuticals, Inc. (a)	27,952	387,974
FibroGen, Inc. (a)	44,763	1,811,559
Forma Therapeutics Holdings, Inc.	16,554	578,728
Fusion Pharmaceuticals, Inc. (a)	27,962	384,757
Generation Bio Co.	8,739	171,634
Generation Bio Co.	39,318	694,985
Global Blood Therapeutics, Inc. (a)	88,880	5,997,622
Immunomedics, Inc. (a)	19,651	829,862
Insmed, Inc. (a)	22,566	589,424
Intercept Pharmaceuticals, Inc. (a)	12,920	589,669
Ionis Pharmaceuticals, Inc. (a)	17,592	1,012,596
Karuna Therapeutics, Inc. (a)	17,205	1,407,369
Mirati Therapeutics, Inc. (a)	5,519	669,510
Moderna, Inc. (a)	36,573	2,710,059
Morphic Holding, Inc. (a)	16,045	361,173
Myovant Sciences Ltd. (a)	78,034	1,186,117
Neurocrine Biosciences, Inc. (a)	45,076	5,425,347
Nkarta, Inc. (a)	11,800	303,850
Principia Biopharma, Inc. (a)	17,160	1,434,576
Protagonist Therapeutics, Inc. (a)	20,835	327,735
Regeneron Pharmaceuticals, Inc. (a)	56,576	35,759,992
Relay Therapeutics, Inc. (a)	16,200	574,452
Revolution Medicines, Inc.	34,985	843,838
Sage Therapeutics, Inc. (a)	47,055	2,144,296
Sarepta Therapeutics, Inc. (a)	51,322	7,878,953
Seattle Genetics, Inc. (a)	10,719	1,782,248
Turning Point Therapeutics, Inc. (a)	52,689	3,120,769
Vaxcyte, Inc.	39,476	1,239,941
Viela Bio, Inc.	5,253	192,312
Xencor, Inc. (a)	34,253	1,030,673
Zai Lab Ltd. ADR (a)	44,237	3,366,878
		122,773,602
Health Care Equipment & Supplies - 3.3%
Atricure, Inc. (a)	6,651	271,427
Axonics Modulation Technologies, Inc. (a)	74,377	3,150,610
Becton, Dickinson & Co.	66,205	18,626,115
Danaher Corp.	12,841	2,616,996
DexCom, Inc. (a)	43,165	18,800,084
Hologic, Inc. (a)	64,758	4,518,813
InMode Ltd. (a)(c)	46,458	1,503,381
Insulet Corp. (a)	29,570	6,013,355
Intuitive Surgical, Inc. (a)	50,508	34,620,204
Masimo Corp. (a)	21,004	4,623,400
Novocure Ltd. (a)	25,885	1,961,824
Quidel Corp. (a)	57,954	16,370,266
Shockwave Medical, Inc. (a)	78,061	3,849,969
Tandem Diabetes Care, Inc. (a)	72,418	7,564,784
West Pharmaceutical Services, Inc.	15,539	4,177,971
		128,669,199
Health Care Providers & Services - 1.2%
1Life Healthcare, Inc. (a)	65,703	1,945,466
Alignment Healthcare Partners unit (d)(e)	27,540	439,500
Cigna Corp.	12,765	2,204,388
Guardant Health, Inc. (a)	41,480	3,533,266
Humana, Inc.	27,188	10,669,931
UnitedHealth Group, Inc.	90,774	27,484,552
		46,277,103
Life Sciences Tools & Services - 0.5%
10X Genomics, Inc. (a)	28,513	2,804,824
Berkeley Lights, Inc. (a)	4,900	293,853
Eurofins Scientific SA	937	609,043
Nanostring Technologies, Inc. (a)	31,885	1,151,367
Thermo Fisher Scientific, Inc.	35,264	14,597,533
		19,456,620
Pharmaceuticals - 1.6%
AstraZeneca PLC sponsored ADR	292,131	16,295,067
Eli Lilly & Co.	108,130	16,250,858
Hansoh Pharmaceutical Group Co. Ltd. (a)(b)	208,827	902,637
Horizon Pharma PLC (a)	48,688	2,979,219
Intra-Cellular Therapies, Inc. (a)	43,123	854,913
MyoKardia, Inc. (a)	11,140	1,004,048
Nektar Therapeutics (a)	91,752	2,033,224
OptiNose, Inc. (a)	71,042	361,959
Roche Holding AG (participation certificate)	9,395	3,254,020
Royalty Pharma PLC	26,567	1,143,709
Zoetis, Inc. Class A	106,228	16,112,663
		61,192,317

TOTAL HEALTH CARE		378,368,841

INDUSTRIALS - 3.8%
Aerospace & Defense - 0.1%
Avon Rubber PLC	16,728	726,979
Axon Enterprise, Inc. (a)	24,282	2,018,563
		2,745,542
Air Freight & Logistics - 0.1%
XPO Logistics, Inc. (a)	30,489	2,287,285
Airlines - 0.0%
Spirit Airlines, Inc. (a)(c)	120,506	1,905,200
Building Products - 0.0%
Fortune Brands Home & Security, Inc.	17,570	1,344,105
The AZEK Co., Inc.	18,094	624,243
		1,968,348
Commercial Services & Supplies - 0.2%
Copart, Inc. (a)	38,911	3,628,451
HNI Corp.	18,510	549,747
HomeServe PLC	145,227	2,524,556
Knoll, Inc.	51,447	602,444
Steelcase, Inc. Class A	64,826	695,583
		8,000,781
Construction & Engineering - 0.1%
Dycom Industries, Inc. (a)	90,660	3,882,968
Electrical Equipment - 0.1%
Sensata Technologies, Inc. PLC (a)	56,192	2,134,172
Machinery - 0.1%
Nikola Corp. (a)(c)	170,677	5,120,310
Professional Services - 0.3%
Equifax, Inc.	44,645	7,257,491
Manpower, Inc.	37,831	2,602,394
		9,859,885
Road & Rail - 2.8%
Knight-Swift Transportation Holdings, Inc. Class A	104,520	4,545,575
Lyft, Inc. (a)(c)	1,778,983	51,999,673
Uber Technologies, Inc. (a)	1,712,185	51,810,718
		108,355,966

TOTAL INDUSTRIALS		146,260,457

INFORMATION TECHNOLOGY - 38.5%
Electronic Equipment & Components - 0.7%
Flextronics International Ltd. (a)	166,393	1,911,856
FLIR Systems, Inc.	94,375	3,931,663
II-VI, Inc. (a)(c)	317,384	16,097,716
Jabil, Inc.	172,364	6,008,609
		27,949,844
IT Services - 6.9%
Alliance Data Systems Corp.	31,694	1,405,946
Endava PLC ADR (a)	31,427	1,623,205
MasterCard, Inc. Class A	196,861	60,737,524
MongoDB, Inc. Class A (a)	21,459	4,915,828
PayPal Holdings, Inc. (a)	254,316	49,863,738
Repay Holdings Corp. (a)	63,599	1,407,446
Riskified Ltd. (d)(e)	32,650	310,645
Riskified Ltd. warrants (a)(d)(e)	273	0
Shopify, Inc. Class A (a)	24,433	24,986,252
Square, Inc. (a)	62,758	8,149,126
Twilio, Inc. Class A (a)	91,938	25,505,440
Visa, Inc. Class A	416,584	79,317,594
Wix.com Ltd. (a)	25,835	7,504,551
		265,727,295
Semiconductors & Semiconductor Equipment - 9.6%
Advanced Micro Devices, Inc. (a)	363,091	28,114,136
Cirrus Logic, Inc. (a)	30,046	2,059,052
Enphase Energy, Inc. (a)	61,163	3,691,799
Inphi Corp. (a)	6,029	787,749
Lam Research Corp.	6,560	2,474,170
Lattice Semiconductor Corp. (a)	68,542	2,130,971
Marvell Technology Group Ltd.	2,687,649	98,018,559
MediaTek, Inc.	73,000	1,742,831
Micron Technology, Inc. (a)	418,062	20,926,093
Monolithic Power Systems, Inc.	1,500	397,515
NVIDIA Corp.	337,266	143,199,771
NXP Semiconductors NV	427,011	50,186,603
ON Semiconductor Corp. (a)	53,900	1,110,340
SolarEdge Technologies, Inc. (a)	20,305	3,555,406
STMicroelectronics NV (NY Shares) unit	73,189	2,044,901
Synaptics, Inc. (a)	17,575	1,406,352
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	27,800	2,193,142
Universal Display Corp.	22,744	3,967,691
Xilinx, Inc.	33,104	3,553,714
		371,560,795
Software - 12.3%
Adobe, Inc. (a)	131,572	58,460,071
Avalara, Inc. (a)	16,944	2,278,121
Bill.Com Holdings, Inc. (a)	36,850	3,431,104
Cloudflare, Inc. (a)	34,718	1,444,963
Coupa Software, Inc. (a)	17,299	5,301,279
Crowdstrike Holdings, Inc. (a)	66,303	7,505,500
DocuSign, Inc. (a)	26,056	5,649,722
Dynatrace, Inc.	35,848	1,499,522
Elastic NV (a)	64,265	6,181,650
Epic Games, Inc. (d)(e)	607	349,025
Five9, Inc. (a)	16,860	2,037,025
HubSpot, Inc. (a)	21,201	4,973,967
Lightspeed POS, Inc. (a)	124,961	3,530,198
Microsoft Corp.	1,102,366	225,996,054
Paycom Software, Inc. (a)	12,985	3,692,544
Ping Identity Holding Corp. (a)	34,122	1,172,432
RingCentral, Inc. (a)	29,882	8,673,848
Salesforce.com, Inc. (a)	487,508	94,990,934
ServiceNow, Inc. (a)	31,645	13,898,484
Slack Technologies, Inc. Class A (a)	82,200	2,429,010
Smartsheet, Inc. (a)	13,674	652,797
Snowflake Computing, Inc. Class B (d)(e)	2,136	82,813
The Trade Desk, Inc. (a)(c)	25,522	11,518,589
Workday, Inc. Class A (a)	13,956	2,524,920
Zoom Video Communications, Inc. Class A (a)	16,678	4,234,711
		472,509,283
Technology Hardware, Storage & Peripherals - 9.0%
Apple, Inc.	814,109	346,028,889

TOTAL INFORMATION TECHNOLOGY		1,483,776,106

MATERIALS - 0.2%
Chemicals - 0.2%
The Chemours Co. LLC	388,782	7,204,130
Metals & Mining - 0.0%
ArcelorMittal SA Class A unit (a)	112,453	1,233,609
Barrick Gold Corp.	13,600	393,176
Lundin Mining Corp.	8,006	44,828
MMC Norilsk Nickel PJSC sponsored ADR	14,600	383,542
		2,055,155

TOTAL MATERIALS		9,259,285

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Ant International Co. Ltd. Class C (a)(d)(e)	274,458	2,870,831
Douglas Emmett, Inc.	28,974	844,302
Equinix, Inc.	2,909	2,284,961
		6,000,094
Real Estate Management & Development - 0.2%
Redfin Corp. (a)(c)	184,549	7,673,547

TOTAL REAL ESTATE		13,673,641

TOTAL COMMON STOCKS
(Cost $2,391,426,121)		3,808,989,700

Preferred Stocks - 0.5%
Convertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Rivian Automotive, Inc. Series E (d)(e)	225,415	3,491,678
Hotels, Restaurants & Leisure - 0.0%
Topgolf International, Inc. Series F (a)(d)(e)	9,181	116,415
Internet & Direct Marketing Retail - 0.0%
The Honest Co., Inc. Series E (a)(d)(e)	11,802	231,319
Textiles, Apparel & Luxury Goods - 0.0%
Allbirds, Inc.:
Series A (a)(d)(e)	4,640	47,792
Series B (a)(d)(e)	815	8,395
Series C (a)(d)(e)	7,790	80,237
Series Seed (a)(d)(e)	2,495	25,699
		162,123
TOTAL CONSUMER DISCRETIONARY		4,001,535
CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
Blink Health LLC Series C (d)(e)	7,913	302,118
Roofoods Ltd. Series F (a)(d)(e)	337	117,114
Sweetgreen, Inc.:
Series C (d)(e)	1,240	18,451
Series D (d)(e)	19,947	296,811
Series H (a)(d)(e)	211,642	3,149,233
Series I (d)(e)	47,013	699,553
		4,583,280
Food Products - 0.0%
Agbiome LLC Series C (a)(d)(e)	68,700	435,125
Tobacco - 0.1%
JUUL Labs, Inc. Series E (a)(d)(e)	12,508	1,257,930
TOTAL CONSUMER STAPLES		6,276,335
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
Sonder Holdings, Inc. Series D (d)(e)	47,507	511,503
HEALTH CARE - 0.0%
Biotechnology - 0.0%
23andMe, Inc. Series F (a)(d)(e)	6,504	67,967
Nuvation Bio, Inc. Series A (a)(d)(e)(g)	658,600	619,084
		687,051
INFORMATION TECHNOLOGY - 0.2%
Internet Software & Services - 0.1%
ContextLogic, Inc. Series G (a)(d)(e)	2,862	500,421
Starry, Inc.:
Series C (a)(d)(e)	158,250	226,298
Series D (a)(d)(e)	553,263	791,166
		1,517,885
IT Services - 0.0%
Riskified Ltd. Series E (d)(e)	32,500	309,218
Software - 0.1%
ACV Auctions, Inc. Series E (d)(e)	76,518	452,987
Bird Rides, Inc.:
Series C (a)(d)(e)	146,154	1,522,925
Series D (d)(e)	22,200	231,324
Compass, Inc. Series E (a)(d)(e)	1,181	149,243
UiPath, Inc.:
Series A1 (a)(d)(e)	29,817	554,401
Series B1 (a)(d)(e)	1,485	27,611
Series B2 (a)(d)(e)	7,398	137,554
		3,076,045
TOTAL INFORMATION TECHNOLOGY		4,903,148

TOTAL CONVERTIBLE PREFERRED STOCKS		16,379,572

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
Series 1C (d)(e)	3,178,083	63,562
Series 1D (d)(e)	5,904,173	118,083
Waymo LLC Series A2 (d)(e)	7,817	671,224
		852,869
TOTAL PREFERRED STOCKS
(Cost $17,574,314)		17,232,441
	Principal Amount	Value

Convertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Neutron Holdings, Inc.:
4% 5/22/27 (d)(e)	237,400	237,400
4% 6/12/27 (d)(e)	64,200	64,200
TOTAL CONVERTIBLE BONDS
(Cost $301,600)		301,600
	Shares	Value

Money Market Funds - 2.4%
Fidelity Cash Central Fund 0.14% (h)	22,383,240	22,389,955
Fidelity Securities Lending Cash Central Fund 0.13% (h)(i)	70,839,703	70,846,787
TOTAL MONEY MARKET FUNDS
(Cost $93,234,504)		93,236,742
TOTAL INVESTMENT IN SECURITIES - 101.7%
(Cost $2,502,536,539)		3,919,760,483
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(65,412,619)
NET ASSETS - 100%		$3,854,347,864

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $7,467,051 or 0.2% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,442,248 or 0.6% of net assets.

 (e) Level 3 security

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
23andMe, Inc. Series F	8/31/17	$90,303
ACV Auctions, Inc. Series E	11/6/19	$423,160
Agbiome LLC Series C	6/29/18	$435,125
Alignment Healthcare Partners unit	2/28/20	$333,747
Allbirds, Inc.	10/9/18	$128,974
Allbirds, Inc. Series A	10/9/18	$50,888
Allbirds, Inc. Series B	10/9/18	$8,938
Allbirds, Inc. Series C	10/9/18	$85,434
Allbirds, Inc. Series Seed	10/9/18	$27,363
Ant International Co. Ltd. Class C	5/16/18	$1,539,709
Bird Rides, Inc. Series C	12/21/18	$1,716,652
Bird Rides, Inc. Series D	9/30/19	$286,773
Blink Health LLC Series C	11/7/19	$302,087
Cibus Corp. Series C	2/16/18	$281,001
Cibus Corp. Series D	5/10/19	$168,000
Compass, Inc. Series E	11/3/17	$79,692
ContextLogic, Inc. Series G	10/24/17	$385,033
Epic Games, Inc.	7/30/20	$349,025
JUUL Labs, Inc. Class A	12/20/17 - 7/6/18	$645,585
JUUL Labs, Inc. Series E	12/20/17 - 7/6/18	$342,963
Neutron Holdings, Inc. Series 1C	7/3/18	$581,081
Neutron Holdings, Inc. Series 1D	1/25/19	$1,431,762
Neutron Holdings, Inc. 4% 5/22/27	6/4/20	$237,400
Neutron Holdings, Inc. 4% 6/12/27	6/12/20	$64,200
Nuvation Bio, Inc. Series A	6/17/19	$508,030
Riskified Ltd.	12/20/19 - 4/15/20	$295,211
Riskified Ltd. Series E	10/28/19	$309,218
Riskified Ltd. warrants	10/28/19	$0
Rivian Automotive, Inc. Series E	7/10/20	$3,491,678
Roofoods Ltd. Series F	9/12/17	$119,153
Snowflake Computing, Inc. Class B	3/19/20	$82,848
Sonder Holdings, Inc. Series D	12/20/19	$498,633
Starry, Inc. Series C	12/8/17	$145,907
Starry, Inc. Series D	3/6/19 - 7/30/20	$791,166
Sweetgreen, Inc. Series C	9/13/19	$21,204
Sweetgreen, Inc. Series D	9/13/19	$341,094
Sweetgreen, Inc. Series H	11/9/18	$2,759,812
Sweetgreen, Inc. Series I	9/13/19	$803,922
The Honest Co., Inc. Series E	9/28/17	$231,376
Topgolf International, Inc. Series F	11/10/17	$127,005
UiPath, Inc. Series A1	6/14/19	$391,117
UiPath, Inc. Series B1	6/14/19	$19,479
UiPath, Inc. Series B2	6/14/19	$97,041
Waymo LLC Series A2	5/8/20	$671,224

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$491,607
Fidelity Securities Lending Cash Central Fund	1,129,671
Total	$1,621,278

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$571,449,034	$544,106,218	$27,342,816	$--
Consumer Discretionary	1,068,572,829	1,059,207,555	4,389,742	4,975,532
Consumer Staples	89,360,984	78,118,064	2,639,999	8,602,921
Energy	24,566,773	24,566,773	--	--
Financials	35,343,992	32,903,876	1,928,613	511,503
Health Care	379,055,892	373,572,657	3,949,005	1,534,230
Industrials	146,260,457	146,260,457	--	--
Information Technology	1,488,679,254	1,483,033,623	--	5,645,631
Materials	9,259,285	9,259,285	--	--
Real Estate	13,673,641	10,802,810	--	2,870,831
Corporate Bonds	301,600	--	--	301,600
Money Market Funds	93,236,742	93,236,742	--	--
Total Investments in Securities:	$3,919,760,483	$3,855,068,060	$40,250,175	$24,442,248

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.5%
Cayman Islands	4.0%
Bermuda	2.5%
Netherlands	1.9%
Others (Individually Less Than 1%)	4.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $69,126,464) — See accompanying schedule: Unaffiliated issuers (cost $2,409,302,035)	$3,826,523,741
Fidelity Central Funds (cost $93,234,504)	93,236,742
Total Investment in Securities (cost $2,502,536,539)		$3,919,760,483
Cash		380,253
Foreign currency held at value (cost $12,569)		12,553
Receivable for investments sold		50,854,279
Receivable for fund shares sold		5,485,796
Dividends receivable		718,278
Interest receivable		1,856
Distributions receivable from Fidelity Central Funds		86,207
Other receivables		11,474
Total assets		3,977,311,179
Liabilities
Payable for investments purchased
Regular delivery	$44,834,810
Delayed delivery	254,015
Payable for fund shares redeemed	4,482,094
Accrued management fee	1,396,569
Other payables and accrued expenses	1,146,312
Collateral on securities loaned	70,849,515
Total liabilities		122,963,315
Net Assets		$3,854,347,864
Net Assets consist of:
Paid in capital		$2,458,044,752
Total accumulated earnings (loss)		1,396,303,112
Net Assets		$3,854,347,864
Net Asset Value, offering price and redemption price per share ($3,854,347,864 ÷ 199,469,262 shares)		$19.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$15,799,124
Interest		1,856
Income from Fidelity Central Funds (including $1,129,671 from security lending)		1,621,278
Total income		17,422,258
Expenses
Management fee	$12,332,535
Independent trustees' fees and expenses	16,145
Miscellaneous	19,692
Total expenses before reductions	12,368,372
Expense reductions	(114,519)
Total expenses after reductions		12,253,853
Net investment income (loss)		5,168,405
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	46,398,455
Fidelity Central Funds	3,799
Foreign currency transactions	(18,606)
Total net realized gain (loss)		46,383,648
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,137,769)	1,006,335,481
Fidelity Central Funds	2,238
Assets and liabilities in foreign currencies	6,346
Total change in net unrealized appreciation (depreciation)		1,006,344,065
Net gain (loss)		1,052,727,713
Net increase (decrease) in net assets resulting from operations		$1,057,896,118

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,168,405	$6,471,231
Net realized gain (loss)	46,383,648	(52,938,435)
Change in net unrealized appreciation (depreciation)	1,006,344,065	203,296,824
Net increase (decrease) in net assets resulting from operations	1,057,896,118	156,829,620
Distributions to shareholders	(7,277,415)	(7,070,490)
Share transactions
Proceeds from sales of shares	1,251,912,257	912,565,199
Reinvestment of distributions	7,277,415	7,070,490
Cost of shares redeemed	(745,697,227)	(459,202,456)
Net increase (decrease) in net assets resulting from share transactions	513,492,445	460,433,233
Total increase (decrease) in net assets	1,564,111,148	610,192,363
Net Assets
Beginning of period	2,290,236,716	1,680,044,353
End of period	$3,854,347,864	$2,290,236,716
Other Information
Shares
Sold	81,637,907	72,428,803
Issued in reinvestment of distributions	517,651	568,533
Redeemed	(50,035,938)	(37,024,976)
Net increase (decrease)	32,119,620	35,972,360

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Blue Chip Growth K6 Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.69	$12.79	$10.32	$10.00
Income from Investment Operations
Net investment income (loss)B	.03	.04	.05C	–D
Net realized and unrealized gain (loss)	5.64	.91	2.44	.32
Total from investment operations	5.67	.95	2.49	.32
Distributions from net investment income	(.04)	(.05)	(.01)	–
Distributions from net realized gain	–D	–	–D	–
Total distributions	(.04)	(.05)	(.02)E	–
Net asset value, end of period	$19.32	$13.69	$12.79	$10.32
Total ReturnF,G	41.55%	7.48%	24.10%	3.20%
Ratios to Average Net AssetsH,I
Expenses before reductions	.45%	.45%	.45%	.45%J
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%J
Expenses net of all reductions	.45%	.45%	.45%	.45%J
Net investment income (loss)	.19%	.34%	.45%C	(.24)%J
Supplemental Data
Net assets, end of period (000 omitted)	$3,854,348	$2,290,237	$1,680,044	$180,223
Portfolio turnover rateK	49%L	51%L	40%L	3%L,M

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Net investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .29%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.02 per share is comprised of distributions from net investment income of $.013 and distributions from net realized gain of $.002 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 J Annualized

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 L Portfolio turnover rate excludes securities received or delivered in-kind.

 M Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Blue Chip Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,465,171,155
Gross unrealized depreciation	(60,902,860)
Net unrealized appreciation (depreciation)	$1,404,268,295
Tax Cost	$2,515,492,188

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,647,032
Capital loss carryforward	$(10,476,973)
Net unrealized appreciation (depreciation) on securities and other investments	$1,404,270,823

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(10,476,973)
Long-term	(–)
Total capital loss carryforward	$(10,476,973)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$7,277,415	$ 7,070,490

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $407,679 in these Subsidiaries, representing .01% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Blue Chip Growth K6 Fund	1,636,850,635	1,322,729,486

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $195,181,806 in exchange for 11,803,131 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Exchanges In-Kind. During the prior period, the Fidelity Blue Chip Growth K6 Fund received investments in exchange for shares of the Fidelity Blue Chip Growth K6 Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fidelity Blue Chip Growth K6 Fund in-kind transactions, please refer to the Fidelity Blue Chip Growth K6 Fund prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Blue Chip Growth K6 Fund	$37,455

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $16,042.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Blue Chip Growth K6 Fund	$6,391

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $278,144. Total fees paid by the Fund to NFS, as lending agent, amounted to $110,646. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $117,450 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $113,804 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $715.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Blue Chip Growth K6 Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Blue Chip Growth K6 Fund (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 15, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Blue Chip Growth K6 Fund	.45%
Actual		$1,000.00	$1,242.40	$2.51
Hypothetical-C		$1,000.00	$1,022.63	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

BCFK6-ANN-0920
1.9884007.103

Fidelity® Small Cap Growth K6 Fund

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® Small Cap Growth K6 Fund	9.74%	15.03%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Small Cap Growth K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Growth Index performed over the same period.

Period Ending Values
$15,624	Fidelity® Small Cap Growth K6 Fund
$13,326	Russell 2000® Growth Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Patrick Venanzi:  For the fiscal year ending July 31, 2020, the fund gained 9.74%, outperforming the 6.00% result of the benchmark Russell 2000® Growth Index. The top contributor to performance versus the benchmark was stock selection in the information technology sector, primarily driven by the software & services industry. Strong picks in communication services, especially within the media & entertainment industry also helped, as did security selection in the health care equipment & services industry. The fund's biggest individual relative contributor was an overweighting in Cardlytics, which gained roughly 126% the past year. We reduced our position in this company by period end. Other key contributors included an out-of-benchmark position in Insulet and an outsized stake in Generac Holdings (+113%). Conversely, stock selection in consumer discretionary, an overweighting in the media & entertainment industry and stock picks in materials hurt the fund’s relative result. The fund's biggest individual relative detractor was our lighter-than-benchmark stake in Teladoc Health, which gained 183% the past 12 months. Also holding back performance was our overweighting in The Children’s Place, which returned roughly -76%. Neither Teladoc Health nor The Children’s Place were held in the fund at period end. Notable changes in positioning included a lower allocation to the communication services and financials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Williams-Sonoma, Inc.	2.0
LHC Group, Inc.	1.5
Insulet Corp.	1.4
Five9, Inc.	1.4
Molina Healthcare, Inc.	1.2
Kornit Digital Ltd.	1.2
SiTime Corp.	1.2
BJ's Wholesale Club Holdings, Inc.	1.0
Tenable Holdings, Inc.	1.0
Generac Holdings, Inc.	1.0
12.9

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Health Care	31.5
Information Technology	22.9
Industrials	16.0
Consumer Discretionary	13.8
Financials	4.8

Asset Allocation (% of fund's net assets)

As of July 31, 2020 *
Stocks	98.6%
Convertible Securities	1.2%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 12.6%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 1.2%
Bandwidth, Inc. (a)(b)	25,894	$3,748,933
Cogent Communications Group, Inc.	55,049	4,960,465
Iridium Communications, Inc. (a)	89,523	2,452,035
		11,161,433
Entertainment - 1.4%
Gaia, Inc. Class A (a)(b)	159,828	1,467,221
Take-Two Interactive Software, Inc. (a)	46,125	7,565,423
Zynga, Inc. (a)	355,739	3,496,914
		12,529,558
Interactive Media & Services - 0.2%
CarGurus, Inc. Class A (a)	49,545	1,431,355
Media - 0.7%
Cardlytics, Inc. (a)	47,646	3,164,647
Nexstar Broadcasting Group, Inc. Class A	41,047	3,597,770
		6,762,417

TOTAL COMMUNICATION SERVICES		31,884,763

CONSUMER DISCRETIONARY - 13.8%
Diversified Consumer Services - 1.2%
Arco Platform Ltd. Class A (a)	130,838	5,697,995
Grand Canyon Education, Inc. (a)	28,557	2,534,148
Strategic Education, Inc.	21,339	2,693,195
		10,925,338
Hotels, Restaurants & Leisure - 1.6%
Churchill Downs, Inc.	21,111	2,924,296
Dunkin' Brands Group, Inc.	61,900	4,254,387
Lindblad Expeditions Holdings (a)	129,292	937,367
Wingstop, Inc.	37,895	5,921,094
		14,037,144
Household Durables - 3.6%
Helen of Troy Ltd. (a)	41,225	7,760,606
iRobot Corp. (a)	10,963	796,900
LGI Homes, Inc. (a)	53,531	6,108,422
M/I Homes, Inc. (a)	37,905	1,577,985
Taylor Morrison Home Corp. (a)	359,754	8,436,231
Whirlpool Corp.	48,709	7,945,412
		32,625,556
Internet & Direct Marketing Retail - 2.7%
1-800-FLOWERS.com, Inc. Class A (a)(b)	232,100	6,556,825
Farfetch Ltd. Class A (a)(b)	199,089	5,102,651
Kogan.Com Ltd.	126,639	1,507,351
Revolve Group, Inc. (a)(b)	158,799	2,599,540
Stamps.com, Inc. (a)	34,175	8,895,069
		24,661,436
Leisure Products - 0.4%
Vista Outdoor, Inc. (a)	182,100	3,123,015
Multiline Retail - 0.3%
Ollie's Bargain Outlet Holdings, Inc. (a)	25,017	2,629,287
Specialty Retail - 3.0%
Floor & Decor Holdings, Inc. Class A (a)	58,629	3,863,651
Michaels Companies, Inc. (a)	672,300	4,827,114
Vroom, Inc.	16,500	976,635
Williams-Sonoma, Inc. (b)	202,627	17,652,863
		27,320,263
Textiles, Apparel & Luxury Goods - 1.0%
Crocs, Inc. (a)	154,800	5,563,512
Deckers Outdoor Corp. (a)	13,930	2,914,853
		8,478,365

TOTAL CONSUMER DISCRETIONARY		123,800,404

CONSUMER STAPLES - 4.2%
Food & Staples Retailing - 1.8%
BJ's Wholesale Club Holdings, Inc. (a)	231,200	9,259,560
Grocery Outlet Holding Corp. (a)	86,286	3,795,721
Performance Food Group Co. (a)	81,052	2,271,077
Sprouts Farmers Market LLC (a)	47,799	1,260,938
		16,587,296
Food Products - 1.7%
Freshpet, Inc. (a)	39,256	3,770,539
Nomad Foods Ltd. (a)	183,699	4,236,099
Post Holdings, Inc. (a)	49,648	4,405,764
The Simply Good Foods Co. (a)	114,058	2,741,954
		15,154,356
Personal Products - 0.7%
BellRing Brands, Inc. Class A (a)	112,011	2,225,659
Herbalife Nutrition Ltd. (a)	81,100	4,155,564
		6,381,223

TOTAL CONSUMER STAPLES		38,122,875

FINANCIALS - 4.8%
Capital Markets - 1.7%
Apollo Global Management LLC Class A	22,150	1,087,565
Cowen Group, Inc. Class A (b)	229,387	3,778,004
Lazard Ltd. Class A	85,189	2,497,741
LPL Financial	33,433	2,641,876
Morningstar, Inc.	29,890	5,022,716
		15,027,902
Consumer Finance - 0.4%
First Cash Financial Services, Inc.	69,074	3,981,425
Diversified Financial Services - 0.7%
StepStone Group Holdings LLC (c)(d)(e)	3,217	3,065,158
StepStone Group LP Class A (c)(d)(e)	3,217	3,065,158
		6,130,316
Insurance - 1.3%
BRP Group, Inc. (a)	98,900	1,725,805
Old Republic International Corp.	239,374	3,846,740
RenaissanceRe Holdings Ltd.	31,092	5,608,375
		11,180,920
Thrifts & Mortgage Finance - 0.7%
Essent Group Ltd.	113,921	4,081,789
Pennymac Financial Services, Inc.	51,467	2,483,797
		6,565,586

TOTAL FINANCIALS		42,886,149

HEALTH CARE - 31.5%
Biotechnology - 13.9%
Acceleron Pharma, Inc. (a)	63,544	6,301,658
ADC Therapeutics SA (a)	38,227	1,777,556
Agios Pharmaceuticals, Inc. (a)	32,541	1,474,758
ALX Oncology Holdings, Inc. (a)(b)	63,100	2,063,370
Annexon, Inc. (a)(b)	56,100	1,022,703
Aprea Therapeutics, Inc. (b)	108,129	2,965,978
Arena Pharmaceuticals, Inc. (a)	60,878	3,737,300
Argenx SE ADR (a)	33,634	7,740,192
Ascendis Pharma A/S sponsored ADR (a)	56,145	7,726,113
Blueprint Medicines Corp. (a)	21,381	1,564,662
CareDx, Inc. (a)	59,700	1,990,995
Castle Biosciences, Inc.	55,800	2,160,576
Deciphera Pharmaceuticals, Inc. (a)	46,484	2,155,463
Emergent BioSolutions, Inc. (a)	45,798	5,094,570
FibroGen, Inc. (a)	146,292	5,920,437
Forma Therapeutics Holdings, Inc.	21,350	746,396
Fusion Pharmaceuticals, Inc. (a)	6,900	94,944
G1 Therapeutics, Inc. (a)	98,053	1,438,438
Global Blood Therapeutics, Inc. (a)(b)	85,575	5,774,601
Immunomedics, Inc. (a)	133,132	5,622,164
Insmed, Inc. (a)	75,308	1,967,045
Invitae Corp. (a)(b)	30,700	896,440
Iovance Biotherapeutics, Inc. (a)	95,645	2,780,400
Keros Therapeutics, Inc.	32,700	1,049,670
Kura Oncology, Inc. (a)	161,291	2,651,624
Mersana Therapeutics, Inc. (a)	60,389	1,200,533
Mirati Therapeutics, Inc. (a)	10,794	1,309,420
Momenta Pharmaceuticals, Inc. (a)	27,086	798,766
Morphic Holding, Inc. (a)	75,607	1,701,914
Myovant Sciences Ltd. (a)	235,670	3,582,184
Natera, Inc. (a)	109,312	5,249,162
Nkarta, Inc. (a)(b)	3,800	97,850
ORIC Pharmaceuticals, Inc. (a)	6,542	131,298
Passage Bio, Inc.	94,529	1,478,434
Poseida Therapeutics, Inc. (a)	3,900	50,622
Protagonist Therapeutics, Inc. (a)	12,837	201,926
PTC Therapeutics, Inc. (a)	21,300	986,829
Relay Therapeutics, Inc. (a)(b)	62,505	2,216,427
Repare Therapeutics, Inc. (b)	100,600	2,400,316
Repligen Corp. (a)	31,262	4,717,748
Revolution Medicines, Inc.	97,959	2,362,771
Revolution Medicines, Inc.	78,422	1,796,962
Sarepta Therapeutics, Inc. (a)	29,555	4,537,284
TG Therapeutics, Inc. (a)	247,140	4,839,001
Turning Point Therapeutics, Inc. (a)	84,637	5,013,050
Viela Bio, Inc.	86,079	3,151,352
Zymeworks, Inc. (a)	10,221	312,047
		124,853,949
Health Care Equipment & Supplies - 6.7%
Cerus Corp. (a)	77,010	549,081
CryoPort, Inc. (a)(b)	71,188	2,359,170
Haemonetics Corp. (a)	29,885	2,619,719
Insulet Corp. (a)	62,502	12,710,407
Integer Holdings Corp. (a)	84,699	5,570,653
iRhythm Technologies, Inc. (a)(b)	36,530	4,547,254
Masimo Corp. (a)	27,695	6,096,223
Nevro Corp. (a)	48,470	6,444,571
OrthoPediatrics Corp. (a)(b)	43,500	1,835,265
Quidel Corp. (a)	15,548	4,391,844
Tandem Diabetes Care, Inc. (a)	78,297	8,178,905
TransMedics Group, Inc. (a)	161,686	2,920,049
ViewRay, Inc. (a)(b)	642,101	1,778,620
		60,001,761
Health Care Providers & Services - 4.4%
1Life Healthcare, Inc. (a)(b)	137,907	4,083,426
Chemed Corp.	8,800	4,331,272
Guardant Health, Inc. (a)	15,649	1,332,982
LHC Group, Inc. (a)	69,658	13,590,972
Molina Healthcare, Inc. (a)	58,654	10,833,394
Progyny, Inc. (a)(b)	201,082	5,353,808
		39,525,854
Health Care Technology - 3.0%
Health Catalyst, Inc. (b)	101,291	3,535,056
HMS Holdings Corp. (a)	168,957	5,491,103
Inovalon Holdings, Inc. Class A (a)	236,956	5,575,575
Inspire Medical Systems, Inc. (a)	69,958	6,951,027
Phreesia, Inc.	92,044	2,766,843
Schrodinger, Inc. (b)	41,738	3,020,996
		27,340,600
Life Sciences Tools & Services - 2.3%
10X Genomics, Inc. (a)	41,194	4,052,254
Berkeley Lights, Inc. (a)	4,203	252,054
Bruker Corp.	76,271	3,403,212
Charles River Laboratories International, Inc. (a)	8,900	1,771,011
Nanostring Technologies, Inc. (a)	135,453	4,891,208
Syneos Health, Inc. (a)	102,900	6,419,931
		20,789,670
Pharmaceuticals - 1.2%
Allovir, Inc. (a)	12,780	318,222
Arvinas Holding Co. LLC (a)	82,029	2,583,914
Axsome Therapeutics, Inc. (a)	39,400	2,810,402
IMARA, Inc.	34,886	704,348
Kala Pharmaceuticals, Inc. (a)(b)	256,348	2,243,045
MyoKardia, Inc. (a)	13,200	1,189,716
Theravance Biopharma, Inc. (a)	54,554	1,059,439
		10,909,086

TOTAL HEALTH CARE		283,420,920

INDUSTRIALS - 15.7%
Aerospace & Defense - 1.8%
Axon Enterprise, Inc. (a)	110,090	9,151,782
BWX Technologies, Inc.	128,408	7,000,804
		16,152,586
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (a)	119,400	2,909,778
Building Products - 1.9%
Fortune Brands Home & Security, Inc.	87,418	6,687,477
The AZEK Co., Inc.	173,200	5,975,400
Trex Co., Inc. (a)	32,922	4,587,022
		17,249,899
Commercial Services & Supplies - 0.6%
Montrose Environmental Group, Inc. (a)	156,800	3,410,400
Tetra Tech, Inc.	27,400	2,429,010
		5,839,410
Construction & Engineering - 0.9%
AECOM (a)	73,719	2,667,891
Dycom Industries, Inc. (a)(b)	116,591	4,993,593
		7,661,484
Electrical Equipment - 1.6%
Atkore International Group, Inc. (a)	118,401	3,157,755
Generac Holdings, Inc. (a)	58,543	9,225,206
Sensata Technologies, Inc. PLC (a)	51,040	1,938,499
		14,321,460
Machinery - 4.0%
Allison Transmission Holdings, Inc.	71,472	2,670,194
ESCO Technologies, Inc.	52,486	4,510,647
IDEX Corp.	28,194	4,646,935
ITT, Inc.	86,143	4,973,035
Kornit Digital Ltd. (a)	200,696	10,755,299
Nordson Corp.	22,922	4,438,387
Shenzhen Inovance Technology Co. Ltd. (A Shares)	611,200	4,404,050
		36,398,547
Marine - 0.3%
SITC International Holdings Co. Ltd.	2,787,000	2,794,084
Professional Services - 3.6%
ASGN, Inc. (a)	75,309	5,155,654
Clarivate Analytics PLC (a)	224,652	6,211,628
Exponent, Inc.	28,977	2,435,807
FTI Consulting, Inc. (a)	27,394	3,271,939
Insperity, Inc.	108,868	7,278,914
TriNet Group, Inc. (a)	119,589	7,892,874
		32,246,816
Road & Rail - 0.7%
Knight-Swift Transportation Holdings, Inc. Class A	136,962	5,956,477

TOTAL INDUSTRIALS		141,530,541

INFORMATION TECHNOLOGY - 22.0%
Communications Equipment - 0.4%
Ciena Corp. (a)	64,867	3,860,235
Electronic Equipment & Components - 1.9%
Fabrinet (a)	91,139	6,619,426
II-VI, Inc. (a)	95,018	4,819,313
SYNNEX Corp.	39,808	4,965,650
Wrap Technologies, Inc. (a)(b)	80,300	786,940
		17,191,329
IT Services - 4.8%
Black Knight, Inc. (a)	45,939	3,441,750
Booz Allen Hamilton Holding Corp. Class A	57,076	4,666,534
CACI International, Inc. Class A (a)	26,978	5,606,568
Fastly, Inc. Class A (a)	64,189	6,193,597
Genpact Ltd.	122,305	4,870,185
KBR, Inc.	365,310	8,124,494
Maximus, Inc.	31,234	2,317,875
Repay Holdings Corp. (a)	77,785	1,721,382
Science Applications International Corp.	40,000	3,199,200
WNS Holdings Ltd. sponsored ADR (a)	43,931	2,809,827
		42,951,412
Semiconductors & Semiconductor Equipment - 4.1%
Advanced Energy Industries, Inc. (a)	52,449	3,858,673
Cabot Microelectronics Corp.	36,111	5,442,650
Cirrus Logic, Inc. (a)	74,332	5,093,972
Enphase Energy, Inc. (a)	67,295	4,061,926
Inphi Corp. (a)	52,763	6,894,014
PDF Solutions, Inc. (a)	26,813	659,064
SiTime Corp.	198,103	10,529,174
		36,539,473
Software - 10.8%
2U, Inc. (a)(b)	81,339	3,830,660
Agora, Inc. ADR (a)(b)	25,800	1,123,332
Anaplan, Inc. (a)	40,004	1,816,582
Avalara, Inc. (a)	30,569	4,110,002
BlackLine, Inc. (a)	19,963	1,774,910
Ceridian HCM Holding, Inc. (a)	48,309	3,782,112
Cloudera, Inc. (a)(b)	350,000	3,944,500
Digital Turbine, Inc. (a)	40,900	567,692
Dynatrace, Inc.	159,773	6,683,305
Elastic NV (a)	75,170	7,230,602
Everbridge, Inc. (a)	44,727	6,387,016
Five9, Inc. (a)	102,718	12,410,389
Globant SA (a)	26,960	4,662,462
Jamf Holding Corp. (a)	1,100	44,660
Lightspeed POS, Inc. (a)	131,957	3,727,838
LivePerson, Inc. (a)(b)	127,179	5,466,153
Manhattan Associates, Inc. (a)	37,997	3,639,733
Nuance Communications, Inc. (a)	100,853	2,758,330
Onespan, Inc. (a)	44,132	1,374,270
Ping Identity Holding Corp. (a)	88,244	3,032,064
Qualys, Inc. (a)	22,087	2,727,303
Rapid7, Inc. (a)	43,600	2,597,252
Tenable Holdings, Inc. (a)	272,788	9,255,697
Varonis Systems, Inc. (a)	42,600	4,615,710
		97,562,574

TOTAL INFORMATION TECHNOLOGY		198,105,023

MATERIALS - 1.7%
Chemicals - 0.6%
Axalta Coating Systems Ltd. (a)	121,418	2,695,480
Valvoline, Inc.	123,279	2,529,685
		5,225,165
Construction Materials - 0.3%
Summit Materials, Inc. (a)	196,065	2,886,077
Containers & Packaging - 0.5%
Avery Dennison Corp.	38,487	4,362,117
Metals & Mining - 0.3%
Yamana Gold, Inc.	464,300	3,015,723

TOTAL MATERIALS		15,489,082

REAL ESTATE - 1.4%
Equity Real Estate Investment Trusts (REITs) - 0.9%
Americold Realty Trust	77,624	3,132,128
Terreno Realty Corp.	74,871	4,549,162
		7,681,290
Real Estate Management & Development - 0.5%
Jones Lang LaSalle, Inc.	28,012	2,770,667
Redfin Corp. (a)	42,100	1,750,518
		4,521,185

TOTAL REAL ESTATE		12,202,475

TOTAL COMMON STOCKS
(Cost $702,931,364)		887,442,232

Convertible Preferred Stocks - 1.2%
INDUSTRIALS - 0.3%
Road & Rail - 0.3%
Convoy, Inc. Series D (d)(e)	192,936	2,598,848
INFORMATION TECHNOLOGY - 0.9%
IT Services - 0.3%
Yanka Industries, Inc. Series E (d)(e)	191,029	2,307,478
Software - 0.6%
Compass, Inc.:
Series E (a)(d)(e)	16,661	2,105,451
Series F 0.00 (a)(d)(e)	27,147	3,350,211
		5,455,662

TOTAL INFORMATION TECHNOLOGY		7,763,140

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $9,262,905)		10,361,988

Money Market Funds - 5.3%
Fidelity Securities Lending Cash Central Fund 0.13% (f)(g)
(Cost $47,734,294)	47,729,522	47,734,294
TOTAL INVESTMENT IN SECURITIES - 105.1%
(Cost $759,928,563)		945,538,514
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(45,612,756)
NET ASSETS - 100%		$899,925,758

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (d) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $16,492,304 or 1.8% of net assets.

 (e) Level 3 security

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Compass, Inc. Series E	11/3/17	$1,124,254
Compass, Inc. Series F 0.00	10/22/18	$3,218,820
Convoy, Inc. Series D	10/30/19	$2,612,353
StepStone Group Holdings LLC	8/19/19	$2,573,600
StepStone Group LP Class A	8/19/19	$2,573,600
Yanka Industries, Inc. Series E	5/15/20	$2,307,478

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$224,405
Fidelity Securities Lending Cash Central Fund	616,130
Total	$840,535

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$31,884,763	$31,884,763	$--	$--
Consumer Discretionary	123,800,404	123,800,404	--	--
Consumer Staples	38,122,875	38,122,875	--	--
Financials	42,886,149	36,755,833	--	6,130,316
Health Care	283,420,920	281,623,958	1,796,962	--
Industrials	144,129,389	141,530,541	--	2,598,848
Information Technology	205,868,163	198,105,023	--	7,763,140
Materials	15,489,082	15,489,082	--	--
Real Estate	12,202,475	12,202,475	--	--
Money Market Funds	47,734,294	47,734,294	--	--
Total Investments in Securities:	$945,538,514	$927,249,248	$1,796,962	$16,492,304

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Beginning Balance	$7,606,736
Net Realized Gain (Loss) on Investment Securities	(75,512)
Net Unrealized Gain (Loss) on Investment Securities	(322,732)
Cost of Purchases	10,069,931
Proceeds of Sales	--
Amortization/Accretion	--
Transfers into Level 3	--
Transfers out of Level 3	(786,119)
Ending Balance	$16,492,304
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at July 31, 2020	$(398,238)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	87.4%
Bermuda	3.3%
Cayman Islands	1.7%
Netherlands	1.7%
Israel	1.2%
Bailiwick of Jersey	1.0%
Others (Individually Less Than 1%)	3.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $46,587,426) — See accompanying schedule: Unaffiliated issuers (cost $712,194,269)	$897,804,220
Fidelity Central Funds (cost $47,734,294)	47,734,294
Total Investment in Securities (cost $759,928,563)		$945,538,514
Restricted cash		254,477
Receivable for investments sold		11,030,691
Receivable for fund shares sold		980,001
Dividends receivable		100,152
Distributions receivable from Fidelity Central Funds		90,539
Other receivables		41,078
Total assets		958,035,452
Liabilities
Payable to custodian bank	$810,440
Payable for investments purchased	7,457,865
Payable for fund shares redeemed	1,656,317
Accrued management fee	444,153
Other payables and accrued expenses	8,034
Collateral on securities loaned	47,732,885
Total liabilities		58,109,694
Net Assets		$899,925,758
Net Assets consist of:
Paid in capital		$733,399,005
Total accumulated earnings (loss)		166,526,753
Net Assets		$899,925,758
Net Asset Value, offering price and redemption price per share ($899,925,758 ÷ 58,737,938 shares)		$15.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$3,906,070
Income from Fidelity Central Funds (including $616,130 from security lending)		840,535
Total income		4,746,605
Expenses
Management fee	$5,006,566
Independent trustees' fees and expenses	5,198
Interest	1,004
Miscellaneous	14,923
Total expenses before reductions	5,027,691
Expense reductions	(95,588)
Total expenses after reductions		4,932,103
Net investment income (loss)		(185,498)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	14,430,966
Fidelity Central Funds	1,706
Foreign currency transactions	15,798
Total net realized gain (loss)		14,448,470
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	56,533,485
Fidelity Central Funds	(194)
Assets and liabilities in foreign currencies	479
Total change in net unrealized appreciation (depreciation)		56,533,770
Net gain (loss)		70,982,240
Net increase (decrease) in net assets resulting from operations		$70,796,742

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	Year ended July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(185,498)	$(654,113)
Net realized gain (loss)	14,448,470	(31,681,274)
Change in net unrealized appreciation (depreciation)	56,533,770	69,313,135
Net increase (decrease) in net assets resulting from operations	70,796,742	36,977,748
Distributions to shareholders	–	(11,807,695)
Share transactions
Proceeds from sales of shares	283,012,488	454,662,840
Reinvestment of distributions	–	11,807,695
Cost of shares redeemed	(287,627,670)	(220,713,670)
Net increase (decrease) in net assets resulting from share transactions	(4,615,182)	245,756,865
Total increase (decrease) in net assets	66,181,560	270,926,918
Net Assets
Beginning of period	833,744,198	562,817,280
End of period	$899,925,758	$833,744,198
Other Information
Shares
Sold	20,313,303	34,152,569
Issued in reinvestment of distributions	–	829,775
Redeemed	(21,315,157)	(17,235,891)
Net increase (decrease)	(1,001,854)	17,746,453

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Small Cap Growth K6 Fund

Years ended July 31,	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$13.96	$13.40	$10.42	$10.00
Income from Investment Operations
Net investment income (loss)B	–C	(.01)	(.01)	(.01)
Net realized and unrealized gain (loss)	1.36	.84	3.00	.43
Total from investment operations	1.36	.83	2.99	.42
Distributions from net investment income	–	–	–C	–
Distributions from net realized gain	–	(.27)	(.01)	–
Total distributions	–	(.27)	(.01)	–
Net asset value, end of period	$15.32	$13.96	$13.40	$10.42
Total ReturnD,E	9.74%	6.14%	28.72%	4.20%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.60%	.60%	.60%H
Expenses net of fee waivers, if any	.60%	.60%	.60%	.60%H
Expenses net of all reductions	.59%	.59%	.59%	.60%H
Net investment income (loss)	(.02)%	(.09)%	(.06)%	(.45)%H
Supplemental Data
Net assets, end of period (000 omitted)	$899,926	$833,744	$562,817	$74,821
Portfolio turnover rateI	137%J	108%J	114%J	79%J,K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity Small Cap Growth K6 Fund (the Fund) is a fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$ 16,492,304	Market approach	Transaction price	$12.08	Increase
		Market comparable	Enterprise/EBITDA multiple (EV/EBITDA)	13.6	Increase
			Discount Rate	32.5% - 69.1% / 52.7%	Decrease
			Enterprise value/Sales multiple (EV/S)	1.5 – 1.8 /1.6	Increase
			Conversion ratio	1.0	Increase

 (a) Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$207,083,315
Gross unrealized depreciation	(28,213,039)
Net unrealized appreciation (depreciation)	$178,870,276
Tax Cost	$766,668,238

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(12,344,003)
Net unrealized appreciation (depreciation) on securities and other investments	$178,870,755

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(12,344,003)
Total capital loss carryforward	$(12,344,003)

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019
Ordinary Income	$–	$ 11,763,636
Long-term Capital Gains	–	44,059
Total	$–	$ 11,807,695

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $6,384,793 in this Subsidiary, representing .71% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

Any cash held by the Subsidiary is restricted as to its use and is presented as Restricted cash in the Statement of Assets and Liabilities.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, and in-kind transactions are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity Small Cap Growth K6 Fund	1,123,755,813	1,146,727,350

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments and cash valued at $32,422,959 in exchange for 2,206,781 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

Prior Fiscal Year Unaffiliated Redemptions In-Kind. During the prior period, the Fund received investments in exchange for shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. For additional information of the Fund in-kind transactions, please refer to the Fund prior annual shareholder report.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .60% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity Small Cap Growth K6 Fund	$43,859

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity Small Cap Growth K6 Fund	Borrower	$7,441,235.29%		$1,004

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $4,791.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity Small Cap Growth K6 Fund	$2,028

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to NFS, as affiliated borrower, at period end was $1,018,822. Total fees paid by the Fund to NFS, as lending agent, amounted to $60,236. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $21,233 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $93,812 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $1,776.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity Small Cap Growth K6 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Small Cap Growth K6 Fund (one of the funds constituting Fidelity Securities Fund, referred to hereafter as the “Fund”) as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statement of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the three years in the period ended July 31, 2020 and for the period May 25, 2017 (commencement of operations) through July 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the three years in the period ended July 31, 2020 and for the period May 25, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, issuers of privately offered securities and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity Small Cap Growth K6 Fund	.60%
Actual		$1,000.00	$1,022.00	$3.02
Hypothetical-C		$1,000.00	$1,021.88	$3.02

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

SCPK6-ANN-0920
1.9884011.103

Fidelity® OTC K6 Portfolio

Annual Report

July 31, 2020

See the inside front cover for important information about access to your fund’s shareholder reports.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860
Advisor Sold Accounts Serviced Through Your Financial Intermediary:	Contact Your Financial Intermediary	Your Financial Intermediary's phone number
Advisor Sold Accounts Serviced by Fidelity:	institutional.fidelity.com	1-877-208-0098

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Liquidity Risk Management Program
Proxy Voting Results

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2020 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of a new coronavirus emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and the outlook for corporate earnings. The virus causes a respiratory disease known as COVID-19. On March 11, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread.

In the weeks following, as the crisis worsened, we witnessed an escalating human tragedy with wide-scale social and economic consequences from coronavirus-containment measures. The outbreak of COVID-19 prompted a number of measures to limit the spread, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. Amid the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

The situation continues to unfold, and the extent and duration of its impact on financial markets and the economy remain highly uncertain. Extreme events such as the coronavirus crisis are “exogenous shocks” that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets.

Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we’re taking extra steps to be responsive to customer needs. We encourage you to visit our websites, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2020	Past 1 year	Life of fundA
Fidelity® OTC K6 Portfolio	36.54%	37.38%

 A From June 13, 2019

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® OTC K6 Portfolio on June 13, 2019, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Nasdaq Composite Index® performed over the same period.

Period Ending Values
$14,337	Fidelity® OTC K6 Portfolio
$13,861	Nasdaq Composite Index®

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 11.96% for the 12 months ending July 31, 2020, in what was a bumpy ride for U.S. equity investors, marked by a steep but brief decline due to the early-2020 outbreak and spread of the coronavirus, followed by a historic rebound. Declared a pandemic on March 11, the COVID-19 crisis and containment efforts caused broad contraction in economic activity, along with extreme uncertainty, volatility and dislocation in financial markets. By mid-March, U.S. stocks entered bear-market territory less than a month after hitting an all-time high and extending the longest-running bull market in American history. Stocks slid in late February, after a surge in COVID-19 cases outside China. The sudden downtrend continued in March (-12%), capping the index’s worst quarter since 2008. A historically rapid and expansive U.S. monetary/fiscal-policy response provided a partial offset to the economic disruption and fueled a sharp uptrend. Aggressive support for financial markets by the U.S. Federal Reserve, plans for reopening the economy and improving infection data boosted stocks in April (+13%) and May (+5%). In June and July, the index gained amid progress on potential treatments and signs of an early recovery in economic activity. For the full 12 months, growth stocks widely topped value, while large-caps handily bested smaller-caps. The information technology sector (+39%) led the way, followed by consumer discretionary (+22%). In contrast, energy (-38%) fell hard along with the price of crude oil.

Comments from Portfolio Manager Christopher Lin:  For the fiscal year ending July 31, 2020, the fund gained 36.54%, outperforming the 32.78% advance of the benchmark NASDAQ Composite Index. The primary contributor to performance versus the benchmark was security selection in information technology. An underweighting and stock picking in financials also boosted the fund's relative result. Adding further value was security selection in the communication services sector, especially within the media & entertainment industry. The fund's top individual relative contributor was an out-of-benchmark stake in Shopify (+225%). We reduced this position the past year. Also lifting performance was our lighter-than-benchmark stake in Intel, which returned -4%. We also decreased this holding the past 12 months. The fund's non-benchmark position in Meituan Dianping, a position not held at period end, gained roughly 205%. Conversely, the primary detractor from performance versus the benchmark was stock selection in consumer discretionary. Weak picks in the health care sector, especially within the pharmaceuticals, biotechnology & life sciences industry, also hindered performance. Also detracting from the fund's relative result was stock picking in the industrials sector, primarily within the transportation industry. The biggest individual relative detractor was an underweight position in PayPal (+73%). This period we reduced our PayPal stake. Also weighing on performance versus the benchmark was an outsized stake in Lyft (-45%), as well as an underweighting in Amazon.com (+69%). Nevertheless, the latter was among our largest holdings at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2020

% of fund's net assets
Apple, Inc.	11.3
Microsoft Corp.	10.7
Amazon.com, Inc.	10.4
Alphabet, Inc. Class A	5.5
Facebook, Inc. Class A	5.3
Alphabet, Inc. Class C	2.3
Tesla, Inc.	2.0
NVIDIA Corp.	1.8
Starbucks Corp.	1.5
Adobe, Inc.	1.4
52.2

Top Five Market Sectors as of July 31, 2020

% of fund's net assets
Information Technology	39.6
Consumer Discretionary	22.0
Communication Services	19.9
Health Care	8.0
Financials	2.7

Asset Allocation (% of fund's net assets)

As of July 31, 2020*
Stocks	98.9%
Short-Term Investments and Net Other Assets (Liabilities)	1.1%

 * Foreign investments - 11.5%

Schedule of Investments July 31, 2020

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
COMMUNICATION SERVICES - 19.9%
Entertainment - 2.3%
Activision Blizzard, Inc.	126,462	$10,449,555
Electronic Arts, Inc. (a)	100	14,162
NetEase, Inc. ADR	2,419	1,108,918
Netflix, Inc. (a)	5,249	2,566,131
Take-Two Interactive Software, Inc. (a)	20,459	3,355,685
The Walt Disney Co.	40,233	4,704,847
Zynga, Inc. (a)	100,445	987,374
		23,186,672
Interactive Media & Services - 16.6%
58.com, Inc. ADR (a)	433	23,975
Alphabet, Inc.:
Class A (a)	37,689	56,079,348
Class C (a)	16,012	23,745,156
Eventbrite, Inc. (a)	943	8,034
Facebook, Inc. Class A (a)	212,810	53,983,513
InterActiveCorp (a)	8,452	1,119,214
Match Group, Inc. (a)	61,496	6,315,639
Tencent Holdings Ltd. sponsored ADR	187,168	12,819,136
Twitter, Inc. (a)	287,038	10,448,183
Yandex NV Series A (a)	108,962	6,269,673
		170,811,871
Media - 0.7%
Charter Communications, Inc. Class A (a)	11,688	6,779,040
Wireless Telecommunication Services - 0.3%
T-Mobile U.S., Inc.	34,037	3,654,893

TOTAL COMMUNICATION SERVICES		204,432,476

CONSUMER DISCRETIONARY - 22.0%
Automobiles - 2.0%
Tesla, Inc. (a)	14,446	20,668,759
Hotels, Restaurants & Leisure - 3.1%
Caesars Entertainment, Inc. (a)	24,828	770,909
Extended Stay America, Inc. unit	243,018	2,772,835
Hilton Worldwide Holdings, Inc.	56,521	4,241,901
Marriott International, Inc. Class A	96,961	8,127,756
Starbucks Corp.	207,035	15,844,389
		31,757,790
Household Durables - 0.9%
Lennar Corp. Class A	123,962	8,968,651
Internet & Direct Marketing Retail - 12.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	29,400	7,379,988
Amazon.com, Inc. (a)	33,584	106,282,613
Expedia, Inc.	36,556	2,961,402
MercadoLibre, Inc. (a)	1,384	1,556,474
The Booking Holdings, Inc. (a)	3,864	6,422,470
		124,602,947
Multiline Retail - 0.7%
Dollar Tree, Inc. (a)	80,918	7,553,695
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	3,084	579,792
Five Below, Inc. (a)	54,512	5,936,902
Lowe's Companies, Inc.	54,141	8,062,136
The Home Depot, Inc.	4,500	1,194,705
		15,773,535
Textiles, Apparel & Luxury Goods - 1.6%
Kontoor Brands, Inc.	292	5,595
lululemon athletica, Inc. (a)	41,552	13,528,916
LVMH Moet Hennessy Louis Vuitton SE	6,304	2,741,251
		16,275,762

TOTAL CONSUMER DISCRETIONARY		225,601,139

CONSUMER STAPLES - 2.2%
Beverages - 1.6%
Diageo PLC	150,345	5,501,222
Kweichow Moutai Co. Ltd. (A Shares)	4,700	1,130,792
Monster Beverage Corp. (a)	92,827	7,285,063
PepsiCo, Inc.	17,104	2,354,537
		16,271,614
Food & Staples Retailing - 0.5%
Costco Wholesale Corp.	14,637	4,764,783
Food Products - 0.1%
Lamb Weston Holdings, Inc.	7,000	420,560
Mondelez International, Inc.	13,714	760,990
		1,181,550

TOTAL CONSUMER STAPLES		22,217,947

ENERGY - 1.4%
Oil, Gas & Consumable Fuels - 1.4%
Cenovus Energy, Inc. (Canada)	7,155	31,837
Centennial Resource Development, Inc. Class A (a)	38,555	30,354
EOG Resources, Inc.	551	25,814
Reliance Industries Ltd.	396,200	10,931,460
Reliance Industries Ltd. (a)	26,413	415,056
Reliance Industries Ltd. sponsored GDR (b)	60,400	3,328,040
		14,762,561
FINANCIALS - 2.7%
Banks - 1.2%
Huntington Bancshares, Inc.	751,092	6,962,623
PacWest Bancorp	100,603	1,838,520
Signature Bank	36,987	3,792,277
		12,593,420
Capital Markets - 1.0%
CME Group, Inc.	8,387	1,393,752
London Stock Exchange Group PLC	32,800	3,623,053
S&P Global, Inc.	16,167	5,662,492
		10,679,297
Consumer Finance - 0.5%
Capital One Financial Corp.	72,082	4,598,832

TOTAL FINANCIALS		27,871,549

HEALTH CARE - 8.0%
Biotechnology - 4.1%
Agios Pharmaceuticals, Inc. (a)	11,611	526,211
Alexion Pharmaceuticals, Inc. (a)	46,108	4,725,609
Alnylam Pharmaceuticals, Inc. (a)	11,128	1,622,017
Amgen, Inc.	38,453	9,408,296
Arcutis Biotherapeutics, Inc. (a)	17,472	466,502
Ascendis Pharma A/S sponsored ADR (a)	4,637	638,098
ChemoCentryx, Inc. (a)	9,950	524,465
Chimerix, Inc. (a)	2,008	6,245
FibroGen, Inc. (a)	7,391	299,114
G1 Therapeutics, Inc. (a)	12,124	177,859
GenSight Biologics SA (a)(b)	9,165	32,280
Global Blood Therapeutics, Inc. (a)(c)	52,885	3,568,680
Intercept Pharmaceuticals, Inc. (a)	8,973	409,528
Ionis Pharmaceuticals, Inc. (a)	1,410	81,160
Neurocrine Biosciences, Inc. (a)	30,953	3,725,503
Regeneron Pharmaceuticals, Inc. (a)	13,482	8,521,568
Sarepta Therapeutics, Inc. (a)	7,987	1,226,164
Trevena, Inc. (a)(c)	19,280	44,730
Vertex Pharmaceuticals, Inc. (a)	15,849	4,310,928
Xencor, Inc. (a)	51,674	1,554,871
		41,869,828
Health Care Equipment & Supplies - 1.8%
DexCom, Inc. (a)	15,595	6,792,246
Insulet Corp. (a)	28,638	5,823,824
Intuitive Surgical, Inc. (a)	5,879	4,029,702
Masimo Corp. (a)	2,793	614,795
Neuronetics, Inc. (a)	1,672	4,464
Tandem Diabetes Care, Inc. (a)	8,883	927,918
		18,192,949
Health Care Providers & Services - 0.5%
Cigna Corp.	6,921	1,195,187
Humana, Inc.	10,778	4,229,826
		5,425,013
Health Care Technology - 0.0%
Castlight Health, Inc. Class B (a)	2,013	2,214
Life Sciences Tools & Services - 1.0%
10X Genomics, Inc. (a)	23,429	2,304,711
Bruker Corp.	101,283	4,519,247
Nanostring Technologies, Inc. (a)	85,624	3,091,883
		9,915,841
Pharmaceuticals - 0.6%
AstraZeneca PLC:
(United Kingdom)	5,310	586,647
sponsored ADR	60,302	3,363,646
Elanco Animal Health, Inc. (a)	3,819	90,243
Roche Holding AG (participation certificate)	6,120	2,119,702
TherapeuticsMD, Inc. (a)(c)	14,855	27,482
		6,187,720

TOTAL HEALTH CARE		81,593,565

INDUSTRIALS - 2.4%
Airlines - 0.1%
Copa Holdings SA Class A	17,039	706,096
Commercial Services & Supplies - 0.3%
Copart, Inc. (a)	18,238	1,700,694
Waste Connection, Inc. (United States)	17,000	1,740,290
		3,440,984
Industrial Conglomerates - 0.0%
Roper Technologies, Inc.	1,200	518,940
Professional Services - 0.5%
Verisk Analytics, Inc.	24,505	4,624,339
Road & Rail - 1.5%
CSX Corp.	52,748	3,763,042
Lyft, Inc. (a)	103,629	3,029,076
Rumo SA (a)	473,000	2,014,753
Uber Technologies, Inc. (a)	209,969	6,353,662
		15,160,533

TOTAL INDUSTRIALS		24,450,892

INFORMATION TECHNOLOGY - 39.6%
IT Services - 3.0%
Black Knight, Inc. (a)	16,272	1,219,098
Fidelity National Information Services, Inc.	17,099	2,501,755
Gartner, Inc. (a)	58,312	7,268,008
Genpact Ltd.	24,014	956,237
MasterCard, Inc. Class A	28,841	8,898,314
PayPal Holdings, Inc. (a)	35,886	7,036,168
Reply SpA	11,200	1,022,461
Shopify, Inc. Class A (a)	1,924	1,967,566
Visa, Inc. Class A	2,050	390,320
		31,259,927
Semiconductors & Semiconductor Equipment - 8.3%
Advanced Micro Devices, Inc. (a)	36,100	2,795,223
Analog Devices, Inc.	21,320	2,448,602
Applied Materials, Inc.	28,616	1,840,867
ASML Holding NV	15,418	5,453,655
Intel Corp.	4,347	207,482
Lam Research Corp.	9,470	3,571,705
Marvell Technology Group Ltd.	323,441	11,795,893
Micron Technology, Inc. (a)	129,461	6,480,170
NVIDIA Corp.	42,297	17,958,883
NXP Semiconductors NV	111,813	13,141,382
Qualcomm, Inc.	133,639	14,113,615
Skyworks Solutions, Inc.	5,096	741,876
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	58,342	4,602,600
		85,151,953
Software - 16.1%
Adobe, Inc. (a)	33,239	14,768,752
ANSYS, Inc. (a)	5,600	1,739,360
Aspen Technology, Inc. (a)	60,084	5,843,770
Autodesk, Inc. (a)	17,762	4,199,470
Dropbox, Inc. Class A (a)	8,329	189,485
Elastic NV (a)	28,946	2,784,316
Epic Games, Inc. (d)(e)(f)	1,000	575,000
Five9, Inc. (a)	9,000	1,087,380
Globant SA (a)	8,398	1,452,350
HIVE Blockchain Technologies Ltd. (a)	108,159	39,163
Intuit, Inc.	16,699	5,116,073
Manhattan Associates, Inc. (a)	41,183	3,944,920
Microsoft Corp.	533,917	109,458,324
Netcompany Group A/S (a)(b)	2,792	200,511
NICE Systems Ltd. sponsored ADR (a)	13,300	2,729,692
Salesforce.com, Inc. (a)	50,553	9,850,252
Workday, Inc. Class A (a)	5,824	1,053,678
		165,032,496
Technology Hardware, Storage & Peripherals - 12.2%
Apple, Inc.	272,214	115,701,838
Samsung Electronics Co. Ltd.	63,722	3,085,231
Western Digital Corp.	151,562	6,532,322
		125,319,391

TOTAL INFORMATION TECHNOLOGY		406,763,767

MATERIALS - 0.5%
Chemicals - 0.2%
LG Chemical Ltd.	1,822	865,399
Livent Corp. (a)(c)	164,379	1,030,656
		1,896,055
Paper & Forest Products - 0.3%
Suzano Papel e Celulose SA (a)	447,800	3,605,371

TOTAL MATERIALS		5,501,426

REAL ESTATE - 0.2%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Equinix, Inc.	2,069	1,625,158
TOTAL COMMON STOCKS
(Cost $827,226,849)		1,014,820,480

Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Waymo LLC Series A2 (e)(f)
(Cost $211,834)	2,467	211,834

Money Market Funds - 1.1%
Fidelity Cash Central Fund 0.14% (g)	7,877,610	7,879,973
Fidelity Securities Lending Cash Central Fund 0.13% (g)(h)	2,758,093	2,758,369
TOTAL MONEY MARKET FUNDS
(Cost $10,638,065)		10,638,342
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $838,076,748)		1,025,670,656
NET OTHER ASSETS (LIABILITIES) - 0.0%		440,444
NET ASSETS - 100%		$1,026,111,100

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,560,831 or 0.3% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (e) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $786,834 or 0.1% of net assets.

 (f) Level 3 security

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Epic Games, Inc.	7/13/20 - 7/30/20	$575,000
Waymo LLC Series A2	5/8/20	$211,834

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,937
Fidelity Securities Lending Cash Central Fund	104,325
Total	$121,262

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2020, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$204,432,476	$204,432,476	$--	$--
Consumer Discretionary	225,812,973	222,859,888	2,741,251	211,834
Consumer Staples	22,217,947	16,716,725	5,501,222	--
Energy	14,762,561	14,762,561	--	--
Financials	27,871,549	24,248,496	3,623,053	--
Health Care	81,593,565	78,887,216	2,706,349	--
Industrials	24,450,892	24,450,892	--	--
Information Technology	406,763,767	406,188,767	--	575,000
Materials	5,501,426	5,501,426	--	--
Real Estate	1,625,158	1,625,158	--	--
Money Market Funds	10,638,342	10,638,342	--	--
Total Investments in Securities:	$1,025,670,656	$1,010,311,947	$14,571,875	$786,834

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.5%
Netherlands	2.7%
Cayman Islands	2.0%
India	1.4%
United Kingdom	1.4%
Bermuda	1.3%
Others (Individually Less Than 1%)	2.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2020
Assets
Investment in securities, at value (including securities loaned of $2,597,089) — See accompanying schedule: Unaffiliated issuers (cost $827,438,683)	$1,015,032,314
Fidelity Central Funds (cost $10,638,065)	10,638,342
Total Investment in Securities (cost $838,076,748)		$1,025,670,656
Cash		5,047
Receivable for investments sold		7,918,578
Receivable for fund shares sold		1,029,129
Dividends receivable		64,912
Distributions receivable from Fidelity Central Funds		13,311
Other receivables		8,816
Total assets		1,034,710,449
Liabilities
Payable for investments purchased
Regular delivery	$2,490,685
Delayed delivery	402,500
Payable for fund shares redeemed	1,683,659
Accrued management fee	405,762
Other payables and accrued expenses	858,093
Collateral on securities loaned	2,758,650
Total liabilities		8,599,349
Net Assets		$1,026,111,100
Net Assets consist of:
Paid in capital		$839,583,832
Total accumulated earnings (loss)		186,527,268
Net Assets		$1,026,111,100
Net Asset Value, offering price and redemption price per share ($1,026,111,100 ÷ 71,827,298 shares)		$14.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2020
Investment Income
Dividends		$2,458,192
Income from Fidelity Central Funds (including $104,325 from security lending)		121,262
Total income		2,579,454
Expenses
Management fee	$1,956,927
Independent trustees' fees and expenses	1,778
Interest	178
Miscellaneous	2,157
Total expenses before reductions	1,961,040
Expense reductions	(16,857)
Total expenses after reductions		1,944,183
Net investment income (loss)		635,271
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	45,609
Fidelity Central Funds	344
Foreign currency transactions	(51,990)
Total net realized gain (loss)		(6,037)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $856,566)	186,689,153
Fidelity Central Funds	277
Assets and liabilities in foreign currencies	(276)
Total change in net unrealized appreciation (depreciation)		186,689,154
Net gain (loss)		186,683,117
Net increase (decrease) in net assets resulting from operations		$187,318,388

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2020	For the period June 13, 2019 (commencement of operations) to July 31, 2019
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$635,271	$107
Net realized gain (loss)	(6,037)	2,342
Change in net unrealized appreciation (depreciation)	186,689,154	47,911
Net increase (decrease) in net assets resulting from operations	187,318,388	50,360
Distributions to shareholders	(841,481)	–
Share transactions
Proceeds from sales of shares	1,008,628,171	1,000,000
Reinvestment of distributions	841,481	–
Cost of shares redeemed	(170,885,819)	–
Net increase (decrease) in net assets resulting from share transactions	838,583,833	1,000,000
Total increase (decrease) in net assets	1,025,060,740	1,050,360
Net Assets
Beginning of period	1,050,360	–
End of period	$1,026,111,100	$1,050,360
Other Information
Shares
Sold	85,930,200	100,000
Issued in reinvestment of distributions	74,239	–
Redeemed	(14,277,141)	–
Net increase (decrease)	71,727,298	100,000

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity OTC K6 Portfolio

Years ended July 31,	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B	.02	–C
Net realized and unrealized gain (loss)	3.81	.50
Total from investment operations	3.83	.50
Distributions from net investment income	(.01)	–
Distributions from net realized gain	(.02)	–
Total distributions	(.04)D	–
Net asset value, end of period	$14.29	$10.50
Total ReturnE,F	36.54%	5.00%
Ratios to Average Net AssetsG,H
Expenses before reductions	.50%	.50%I
Expenses net of fee waivers, if any	.50%	.50%I
Expenses net of all reductions	.49%	.50%I
Net investment income (loss)	.16%	.08%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,026,111	$1,050
Portfolio turnover rateJ	102%K	5%L

 A For the period June 13, 2019 (commencement of operations) to July 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions of $.04 per share is comprised of distributions from net investment income of $.013 and distributions from net realized gain of $.024 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 I Annualized

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 K Portfolio turnover rate excludes securities received or delivered in-kind.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2020

1. Organization.

Fidelity OTC K6 Portfolio (the Fund) is a non-diversified fund of Fidelity Securities Fund (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

Effective January 1, 2020:

Investment advisers Fidelity Investments Money Management, Inc., FMR Co., Inc., and Fidelity SelectCo, LLC, merged with and into Fidelity Management & Research Company. In connection with the merger transactions, the resulting, merged investment adviser was then redomiciled from Massachusetts to Delaware, changed its corporate structure from a corporation to a limited liability company, and changed its name to "Fidelity Management & Research Company LLC".

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date ranged from less than .005% to .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2020 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2020, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$196,062,197
Gross unrealized depreciation	(12,256,555)
Net unrealized appreciation (depreciation)	$183,805,642
Tax Cost	$841,865,014

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,561,622
Undistributed long-term capital gain	$16,846
Net unrealized appreciation (depreciation) on securities and other investments	$183,805,365

Due to large subscriptions in the period, the Fund is subject to an annual limit on its use of some of its unrealized capital losses to offset capital gains in future periods. If those capital losses are realized and the limitation prevents the Fund from using any of those capital losses in a future period, those capital losses will be available to offset capital gains in subsequent periods.

The tax character of distributions paid was as follows:

	July 31, 2020	July 31, 2019(a)
Ordinary Income	$841,481	$ -

 (a) For the period June 13, 2019 (commencement of operations) to July 31, 2019.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities (including Private Placements). The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity OTC K6 Portfolio	372,295,598	331,272,263

Unaffiliated Exchanges In-Kind. During the period, the Fund received investments, and cash, valued at $617,860,752 in exchange for 50,852,272 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
Fidelity OTC K6 Portfolio	$5,509

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Fidelity OTC K6 Portfolio	Borrower	$20,380,000.32%		$178

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Affiliated Exchanges In-Kind. During the period, the Fund received investments, and cash, valued at $170,107,551 in exchange for 16,726,406 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets.

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Amount
Fidelity OTC K6 Portfolio	$390

During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the Fund. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of daily lending revenue, for its services as lending agent. The Fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with NFS, as affiliated borrower. Total fees paid by the Fund to NFS, as lending agent, amounted to $9,275. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Net income from the Fidelity Securities Lending Cash Central Fund during the period is presented in the Statement of Operations as a component of income from Fidelity Central Funds (and includes $6 from securities loaned to NFS, as affiliated borrower).

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,837 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses by $20.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

10. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Securities Fund and Shareholders of Fidelity OTC K6 Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity OTC K6 Portfolio (the "Fund"), a fund of Fidelity Securities Fund, including the schedule of investments, as of July 31, 2020, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from June 13, 2019 (commencement of operations) through July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2020

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 311 funds. Mr. Chiel oversees 174 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach and David M. Thomas serve as Co-Lead Independent Trustees and as such each (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York, a member of the Board of NYC Leadership Academy (2012-present) and a member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Compensation Committee and Executive Committee and as Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Previously, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity), Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail), Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005), Chairman (2014-2017) and a member of the Board (2010-2017) of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes) and a member of the Board of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-2020). Mr. Lacy currently serves as a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a member of the Board of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Co-Lead Independent Trustee

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has in the past served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010); as well as Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach had a 30-year career with IBM (technology company), during which time he served as Senior Vice President and as a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Independent Directors Council Governing Council (2015-present). Previously, Mr. Mauriello served as a member of the Board of XL Group plc. (global insurance and re-insurance, 2006-2018).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Previously, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments and a member of Scudder, Stevens & Clark and Scudder Kemper Investments. Ms. Small previously served as a member of the Board (2009-2019) and Chair of the Investment Committee (2010-2019) of the Teagle Foundation and a member of the Investment Committee of the Berkshire Taconic Community Foundation (2008-2019).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Co-Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as Non-Executive Chairman of the Board of Fortune Brands Home and Security (home and security products, 2011-present), and a member of the Board (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member of the Board of the Columbus Regional Airport Authority (2007-present), as a member of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board (2011-2019) and as Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2020

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of certain funds (2017-2019), as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as Assistant Treasurer of other funds. Mr. Brown is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as Assistant Treasurer of other funds. Mr. Wegmann is an employee of Fidelity Investments (2011-present).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2020 to July 31, 2020).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2020	Ending Account Value July 31, 2020	Expenses Paid During Period-B February 1, 2020 to July 31, 2020
Fidelity OTC K6 Portfolio	.49%
Actual		$1,000.00	$1,194.80	$2.67
Hypothetical-C		$1,000.00	$1,022.43	$2.46

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity OTC K6 Fund voted to pay on September 14, 2020, to shareholders of record at the opening of business on September 11, 2020, a distribution of $0.042 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.008 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2020, $16,846, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 57% and 62% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 69% and 75% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1% of the dividends distributed during the fiscal year as a section 199A dividend.

The fund will notify shareholders in January 2021 of amounts for use in preparing 2020 income tax returns.

Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Fund has adopted and implemented a liquidity risk management program pursuant to the Liquidity Rule (the Program) effective December 1, 2018. The Program is reasonably designed to assess and manage the Fund’s liquidity risk and to comply with the requirements of the Liquidity Rule. The Fund’s Board of Trustees (the Board) has designated the Fund’s investment adviser as administrator of the Program. The Fidelity advisers have established a Liquidity Risk Management Committee (the LRM Committee) to manage the Program for each of the Fidelity Funds. The LRM Committee monitors the adequacy and effectiveness of implementation of the Program and on a periodic basis assesses each Fund’s liquidity risk based on a variety of factors including (1) the Fund’s investment strategy, (2) portfolio liquidity and cash flow projections during normal and reasonably foreseeable stressed conditions, (3) shareholder redemptions, (4) borrowings and other funding sources and (5) in the case of exchange-traded funds, certain additional factors including the effect of the Fund’s prices and spreads, market participants, and basket compositions on the overall liquidity of the Fund’s portfolio, as applicable.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories described below based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

  Highly liquid investments – cash or convertible to cash within three business days or less
  Moderately liquid investments – convertible to cash in three to seven calendar days
  Less liquid investments – can be sold or disposed of, but not settled, within seven calendar days
  Illiquid investments – cannot be sold or disposed of within seven calendar days

Liquidity classification determinations take into account a variety of factors including various market, trading and investment-specific considerations, as well as market depth, and generally utilize analysis from a third-party liquidity metrics service.

The Liquidity Rule places a 15% limit on a fund’s illiquid investments and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund’s net assets to be invested in highly liquid investments (highly liquid investment minimum or HLIM). The Program includes provisions reasonably designed to comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement as applicable.

At a recent meeting of the Fund’s Board of Trustees, the LRM Committee provided a written report to the Board pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the annual period from December 1, 2018 through November 30, 2019. The report concluded that the Program has been implemented and is operating effectively and is reasonably designed to assess and manage the Fund’s liquidity risk.

Proxy Voting Results

A special meeting of shareholders was held on June 9, 2020. The results of votes taken among shareholders on the proposal before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1

To elect a Board of Trustees.

	# of Votes	% of Votes
Dennis J. Dirks
Affirmative	43,167,428,219.785	94.885
Withheld	2,327,070,930.034	5.115
TOTAL	45,494,499,149.820	100.000
Donald F. Donahue
Affirmative	43,161,668,935.467	94.872
Withheld	2,333,065,287.611	5.128
TOTAL	45,494,734,223.077	100.000
Bettina Doulton
Affirmative	43,304,465,213.969	95.186
Withheld	2,190,010,062.903	4.814
TOTAL	45,494,475,276.872	100.000
Vicki L. Fuller
Affirmative	43,380,442,631.493	95.353
Withheld	2,114,180,614.639	4.647
TOTAL	45,494,623,246.132	100.000
Patricia L. Kampling
Affirmative	43,128,008,796.761	94.798
Withheld	2,366,685,422.999	5.202
TOTAL	45,494,694,219.760	100.000
Alan J. Lacy
Affirmative	42,904,065,046.958	94.305
Withheld	2,590,717,567.229	5.695
TOTAL	45,494,782,614.187	100.000
Ned C. Lautenbach
Affirmative	42,802,778,827.017	94.083
Withheld	2,692,003,787.170	5.917
TOTAL	45,494,782,614.187	100.000
Robert A. Lawrence
Affirmative	42,971,258,294.203	94.453
Withheld	2,523,524,319.984	5.547
TOTAL	45,494,782,614.187	100.000
Joseph Mauriello
Affirmative	42,874,562,778.490	94.241
Withheld	2,620,171,874.731	5.759
TOTAL	45,494,734,653.220	100.000
Cornelia M. Small
Affirmative	43,029,040,988.063	94.580
Withheld	2,465,741,626.124	5.420
TOTAL	45,494,782,614.187	100.000
Garnett A. Smith
Affirmative	42,892,814,945.159	94.281
Withheld	2,601,967,669.028	5.719
TOTAL	45,494,782,614.187	100.000
David M. Thomas
Affirmative	42,936,080,036.111	94.376
Withheld	2,558,702,578.076	5.624
TOTAL	45,494,782,614.187	100.000
Susan Tomasky
Affirmative	43,147,934,105.796	94.842
Withheld	2,346,571,066.028	5.158
TOTAL	45,494,782,614.187	100.000
Michael E. Wiley
Affirmative	42,885,333,102.972	94.264
Withheld	2,609,449,511.215	5.736
TOTAL	45,494,782,614.187	100.000
Proposal 1 reflects trust wide proposal and voting results.

OTC-K6-ANN-0920
1.9893897.101

Item 2.

Code of Ethics

As of the end of the period, July 31, 2020, Fidelity Securities Fund (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Growth Fund, Fidelity Blue Chip Growth K6 Fund, Fidelity Flex Large Cap Growth Fund, Fidelity OTC K6 Portfolio, Fidelity OTC Portfolio, Fidelity Real Estate Income Fund, Fidelity Series Blue Chip Growth Fund, Fidelity Series Real Estate Income Fund and Fidelity Series Small Cap Opportunities Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$85,000	$-	$7,100	$1,400
Fidelity Blue Chip Growth K6 Fund	$44,900	$-	$5,700	$900
Fidelity Flex Large Cap Growth Fund	$45,900	$-	$5,700	$900
Fidelity OTC K6 Portfolio	$62,700	$-	$8,500	$1,300
Fidelity OTC Portfolio	$67,800	$-	$8,800	$1,300
Fidelity Real Estate Income Fund	$81,300	$100	$10,400	$1,600
Fidelity Series Blue Chip Growth Fund	$64,800	$-	$7,400	$1,300
Fidelity Series Real Estate Income Fund	$71,500	$100	$9,000	$1,500
Fidelity Series Small Cap Opportunities Fund	$39,200	$-	$7,200	$800

July 31, 2019 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Growth Fund	$93,000	$100	$18,000	$2,000
Fidelity Blue Chip Growth K6 Fund	$76,000	$100	$4,000	$1,300
Fidelity Flex Large Cap Growth Fund	$48,000	$100	$4,000	$1,400
Fidelity OTC K6 Portfolio	$42,000	$-	$6,000	$100
Fidelity OTC Portfolio	$69,000	$100	$19,200	$1,900
Fidelity Real Estate Income Fund	$84,000	$100	$7,400	$2,400
Fidelity Series Blue Chip Growth Fund	$67,000	$100	$18,300	$1,900
Fidelity Series Real Estate Income Fund	$74,000	$100	$6,200	$2,100
Fidelity Series Small Cap Opportunities Fund	$41,000	$100	$5,300	$1,200

A Amounts may reflect rounding.

B Fidelity OTC K6 Portfolio commenced operations on June 13, 2019.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Blue Chip Value Fund, Fidelity Dividend Growth Fund, Fidelity Growth & Income Portfolio, Fidelity Leveraged Company Stock Fund, Fidelity Small Cap Growth Fund, Fidelity Small Cap Growth K6 Fund and Fidelity Small Cap Value Fund (the “Funds”):

Services Billed by PwC

July 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$42,200	$3,900	$8,500	$1,600
Fidelity Dividend Growth Fund	$50,200	$4,500	$9,000	$1,900
Fidelity Growth & Income Portfolio	$56,800	$5,200	$10,800	$2,100
Fidelity Leveraged Company Stock Fund	$42,100	$4,100	$10,300	$1,700
Fidelity Small Cap Growth Fund	$65,000	$4,000	$8,700	$1,600
Fidelity Small Cap Growth K6 Fund	$46,000	$3,600	$8,700	$1,500
Fidelity Small Cap Value Fund	$44,500	$4,000	$8,300	$1,700

July 31, 2019 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Blue Chip Value Fund	$49,000	$4,100	$3,500	$1,900
Fidelity Dividend Growth Fund	$57,000	$4,700	$3,700	$2,200
Fidelity Growth & Income Portfolio	$64,000	$5,400	$6,600	$2,500
Fidelity Leveraged Company Stock Fund	$50,000	$4,200	$4,600	$2,000
Fidelity Small Cap Growth Fund	$68,000	$4,100	$3,700	$1,900
Fidelity Small Cap Growth K6 Fund	$51,000	$3,500	$4,100	$1,600
Fidelity Small Cap Value Fund	$52,000	$4,200	$3,300	$1,900

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2020A	July 31, 2019A,B
Audit-Related Fees	$-	$290,000
Tax Fees	$3,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

Services Billed by PwC

	July 31, 2020A	July 31, 2019A
Audit-Related Fees	$9,030,200	$7,890,000
Tax Fees	$20,800	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2020A	July 31, 2019A,B
Deloitte Entities	$585,600	$805,000
PwC	$14,404,300	$12,445,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity OTC K6 Portfolio’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Securities Fund

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 21, 2020

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 21, 2020